UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New  York, New York 10019 www.direxionshares.com

Direxion All Cap Insider Sentiment Shares

Direxion S&P 500® DRRC Index Volatility Response Shares

Direxion NASDAQ-100® Equal Weighted Index Shares

1X BEAR FUNDS

SECTOR FUNDS

Direxion Daily Total Market Bear 1X Shares

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the “ETFs”) includes the Direxion All Cap Insider Sentiment Shares, Direxion S&P 500® DRRC Index Volatility Response Shares and the Direxion NASDAQ-100® Equal Weighted Index Shares (collectively, the “Non-Leveraged ETFs”). In addition, this report includes the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and the Direxion Daily Total Bond Market Bear 1X Shares (collectively, the “Bear ETFs”). This report covers the period from November 1, 2012 to October 31, 2013, (the “Annual Period”).

Market Review:

The domestic equity markets enjoyed strong gains during the Annual Period, with the S&P 500 Index appreciating 27%. While the markets moved in a rather sideways fashion in November and December, they started their upward journey with the turn of the New Year. Experiencing strong performance into February, the markets saw a slight drop at the end of the month relating to the uncertainty over the Federal Reserve’s future tapering of Quantitative Easing. Subsequent comments from Federal Reserve Chairman Ben Bernanke allayed any short-term investor doubt regarding continued Quantitative Easing, spurring a record high in May. Not surprisingly, the continued theme of potential Quantitative Easing tapering drove a larger market correction in June. With the strong corporate earnings and economic data fueling optimism, as well as an improving jobs market, the S&P 500 moved higher into the late summer months. The S&P 500 experienced bouts of weakness along the way, but it ultimately attained new record levels in mid-September. The end of the Annual Period was characterized by U.S. debt-limit concerns and a U.S. government shutdown, with lawmakers deadlocked over an extension that would have avoided a U.S. default on obligations. A mid-October deal put government workers back to their jobs, lifting the debt limit and driving strong market performance into the end of the Annual Period.

The Federal Reserve and the anticipation of its action was the dominant theme in fixed income markets over the Annual Period. Domestic fixed income markets increasingly priced in the notion of the Federal Reserve’s deceleration of asset purchases, leading to the rise of the 10-Year Treasury yield to a high of 3% in September. During the Annual Period, fixed income markets saw a boost in demand for treasuries due to the taper failing to materialize, geopolitical risk in Syria and the risk of the U.S. government shutting down. High yield corporate bonds produced strong returns throughout the Annual Period, producing a total return of 7.33% (as measured by the iShares iBoxx HY Index) due to high credit sensitivity and lower interest rate sensitivity having resulted in this environment. Recent jobs reports and GDP figures highlighted the fact the U.S. economic activities expanded at a faster-than-forecasted pace, further weakening the case for the Federal Reserve to maintain stimulus.

Factors Affecting Performance of Non-Leverage ETFs:

—

Benchmark Performance – The performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

—

Optimized Baskets – The Direxion S&P 500® DRRC Index Volatility Response Shares holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, this ETF may hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

—

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

1	DIREXION ANNUAL REPORT

—

Volatility – In periods of high volatility, the Direxion S&P 500® DRRC Index Volatility Response Shares will rebalance its portfolio and decrease exposure to equity securities and increase the amount of the portfolio held in U.S. Treasury Bills. This decreased exposure to equity securities means this ETF would not be expected to gain the full benefit of a rising equity market if such a market occurred during a period of high volatility.

Non-Leveraged ETFs Performance Review:

The following discussion relates to the performance of the Non-Leveraged ETFs for the Annual Period. These ETFs seek to match, after expenses, the return of a benchmark through time. For these ETFs, the benchmark performance for the period is the standard against which they should be evaluated. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

The Direxion All Cap Insider Sentiment Shares seeks to match, after expenses, the return of the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly traded companies in the S&P 1500® Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 29.73%, while the Direxion All Cap Insider Sentiment Shares returned 31.35%.

The Direxion S&P 500® DRRC Index Volatility Response Shares seeks to match, after expenses, the return of the S&P 500® Dynamic Rebalancing Risk Control Index. The S&P 500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 500® Index. (the “Stock Component”). The S&P 500 Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to control the Index’s risk level by establishing a specific volatility level target that adjusts the Index’s components among an allocation to the stock component and fixed income securities, including U.S. Treasury Bills (the “Cash Component”). Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500® Index. As volatility increases, exposure to the Stock Component will decrease and exposure to the Cash Component will increase. As volatility decreases, exposure to the Stock Component will increase and exposure to the Cash Component will decrease. The Index is reviewed daily with a minimum rebalance period of one month. However, if at any time the target volatility level passes the methodologies threshold parameters, the index has the flexibility to readjust as necessary. For the Annual Period, the S&P 500® Dynamic Rebalancing Risk Control Index returned 26.68%, while the Direxion S&P 500® DRRC Index Volatility Response Shares returned 25.95%.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks to match, after expenses, the return of the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 37.86%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 38.72%.

Factors Affecting Performance of Bear ETFs:

—

Benchmark Performance – The daily performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Commentary section.

—

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily returns of an underlying index. Over periods longer than a single day, a ETF should not be expected to provide the inverse of

DIREXION ANNUAL REPORT	2

the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt a ETF’s performance while trending, low volatility markets enhance a ETF’s performance.

—

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF’s exposure. Because LIBOR is very low, a Bear ETF receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

—	Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis.

—

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite or inverse of the benchmark.

In seeking to achieve each Bear ETFs daily investment results, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF’s investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF’s objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its relevant benchmark, a comparison of the annual return of the Bear ETF to the relevant benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant underlying index. The models and a description of how they work are available on the Direxion Shares website (www.direxionshares.com) under Tools/Tracking Center. The models do not take into account the size of a Bear ETF, the Bear ETF’s expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily Total Market Bear 1X Shares seeks to provide -100% of the daily return of the MSCI U.S. Broad Market Index. The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market,

3	DIREXION ANNUAL REPORT

including large, mid, small and micro cap companies. This index targets for inclusion 99.5% of the capitalization of the U.S. equity market. The MSCI U.S. Broad Market Index is the aggregation of the MSCI U.S. Investable Market 2500, which targets for inclusion 2,500 companies representing the investable universe of the U.S. Equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. Equity market capitalization. For the Annual Period, the MSCI U.S. Broad Market Index returned 28.98%. The Direxion Daily Total Market Bear 1X Shares returned -24.21%. The model indicated an expected return of -21.96% for the Direxion Daily Total Market Bear 1X Shares.

The Direxion Daily 7-10 Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the NYSE 7-10 Year Treasury Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned -2.99%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned 1.77%. The model indicated an expected return of 2.73% for the Direxion Daily 7-10 Year Treasury Bear 1X Shares.

The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the NYSE 20 Year Plus Treasury Index. The NYSE 20+ Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 20 plus year maturity range of the U.S. Treasury bond market. The Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20+ Year Treasury Bond Index returned -10.21%. The Direxion Daily 20+Year Treasury Bear 1X Shares returned 8.26%. The model indicated an expected return of 9.41% for the Direxion Daily 20+ Year Treasury Bear 1X Shares.

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Barclays Capital U.S. Aggregate Bond Index. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, and fixed-rate taxable bond market; including Treasuries, government-related securities, corporate securities, Mortgage Backed Securities, Asset Backed Securities, and Commercial Mortgage Backed Securities. For the Annual Period, the Barclays Capital U.S. Aggregate Bond Index returned -1.08%. The Direxion Daily Total Bond Market Bear 1X Shares returned 0.11%. The model indicated an expected return of 0.99% for the Direxion Daily Total Bond Market Bear 1X Shares.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis President	Patrick Rudnick Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs’ statutory and summary prospectus. To obtain a prospectus, please visit www.direxionshares.com or call 1-866-476-7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified funds.

Short-term performance, in particular, is not a good indication of the ETF’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF’s prospectus.

DIREXION ANNUAL REPORT	4

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs’ investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. Increased portfolio turnover may result in higher transaction costs and capital gains. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the ETF Manager as of October 31, 2013 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

Date of First Use: December 20, 2013

5	DIREXION ANNUAL REPORT

Direxion All Cap Insider Sentiment Shares

Performance Summary

December 8, 20111—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	31.35%	22.43%
Direxion All Cap Insider Sentiment Shares (Market Price)	32.91%	22.66%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	29.73%	21.49%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.20%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	1

Direxion S&P 500® DRRC Index Volatility Response Shares

Performance Summary

January 11, 20121—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion S&P 500® DRRC Index Volatility Response Shares (NAV)	25.95%	18.25%
Direxion S&P 500® DRRC Index Volatility Response Shares (Market)	26.27%	18.39%
S&P Composite 500® Dynamic Rebalancing Risk Control Index	26.68%	18.74%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 5.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Composite 500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 500® Index2. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500 Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

2	DIREXION ANNUAL REPORT

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary

March 21, 20121—October 31, 2013 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	38.72%	17.66%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	38.87%	17.83%
NASDAQ-100® Equal Weighted Index	37.86%	17.16%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.88%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The index is rebalanced quarterly in March, June, September and December.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	3

Direxion Daily Total Market Bear 1X Shares

Performance Summary

June 15, 20111—October 31, 2013 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Total Market Bear 1X Shares (NAV)	(24.21)%	(17.58)%
Direxion Daily Total Market Bear 1X Shares (Market Price)	(24.37)%	(17.68)%
MSCI U.S. Broad Market Index	28.98%	16.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI U.S. Broad Market Index is sponsored by Morgan Stanley Capital International Inc. and represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. The Index targets for inclusion 99.5% or more of the total market capitalization of all U.S. common stocks regularly traded on the New York Stock Exchange and the NASDAQ over-the-counter market. The Index is the aggregation of the MSCI U.S. Investible Market 2500 Index, which targets for inclusion 2,500 companies representing the investible universe of the U.S. equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

4	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2013 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily 7-10 Year Treasury Bear 1X Shares (NAV)	1.77%	(6.69)%
Direxion Daily 7-10 Year Treasury Bear 1X Shares (Market Value)	1.25%	(6.83)%
NYSE 7-10 Year Treasury Bond Index	(2.99)%	5.56%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.78%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	5

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2013 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	8.26%	(11.79)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	7.95%	(11.67)%
NYSE 20 Year Plus Treasury Bond Index	(10.21)%	9.16%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

6	DIREXION ANNUAL REPORT

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2013 (Unaudited)

	Average Annual Total Return[2]
	1 Year[4]	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	0.11%	(4.45)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(0.67)%	(4.61)%
Barclays Capital U.S. Aggregate Bond Index	(1.08)%	3.85%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.94%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	7

Expense Example

October 31, 2013 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2013 to October 31, 2013).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period May 1, 2013 to October 31, 2013” to estimate the expenses you paid on your count during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 to October 31, 2013[2]
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.65%	$1,000.00	$1,101.10	$3.44
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion S&P 500® DRRC Index Volatility Response Shares
Based on actual fund return	0.45%	1,000.00	1,103.70	2.39
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,164.70	1.91
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Daily Total Market Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	881.60	3.08
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	1,041.20	3.34
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	1,107.10	3.45
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	1,016.60	3.30
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2013 to October 31, 2013, then divided by 365.

8	DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

October 31, 2013 (Unaudited)

	Cash*		Common Stocks	Investment Companies	Swaps	Total
Direxion All Cap Insider Sentiment Shares	0	% **	100%	—	—	100%
Direxion S&P 500® DRRC Index Volatility Response Shares	0	% **	100%	—	—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0	% **	100%	—	—	100%
Direxion Daily Total Market Bear 1X Shares	105%		—	—	(5)%	100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	99%		—	—	1%	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	95%		—	—	5%	100%
Direxion Daily Total Bond Market Bear 1X Shares	101%		—	—	(1)%	100%

Allocation of Portfolio Holdings are as of percent of net assets.

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT	9

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2013

Shares		Value

COMMON STOCKS - 99.8%
Air Transportation - 1.6%
931	Alaska Air Group, Inc.	$65,785
785	Delta Air Lines, Inc.	20,708

		86,493

Amusement, Gambling, and Recreation Industries - 0.7%
271	Bally Technologies, Inc. (a)	19,821
292	Las Vegas Sands Corp.	20,504

		40,325

Apparel Manufacturing - 0.4%
257	Michael Kors Holdings Ltd. (a)	19,776

Beverage and Tobacco Product Manufacturing - 1.8%
881	Philip Morris International, Inc.	78,514
2,262	Wendys Co.	19,657

		98,171

Building Material and Garden Equipment and Supplies Dealers - 1.0%
704	Home Depot, Inc.	54,834

Chemical Manufacturing - 3.4%
938	Avon Products, Inc.	16,415
2,391	Endo Health Solutions, Inc. (a)	104,558
903	LyondellBasell Industries N.V. Class A	67,364

		188,337

Clothing and Clothing Accessories Stores - 1.7%
1,424	Hanesbrands, Inc.	97,003

Computer and Electronic Product Manufacturing - 4.6%
282	Apple, Inc.	147,303
447	First Solar, Inc. (a)	22,471
371	International Business Machines Corp.	66,487
698	SunPower Corp. (a)	21,072

		257,333

Construction of Buildings - 0.4%
1,166	PulteGroup, Inc.	20,580

Credit Intermediation and Related Activities - 5.7%
1,251	Discover Financial Services	64,902
11,214	Fulton Financial Corp.	136,923
8,962	KeyCorp	112,294

		314,119

Data Processing, Hosting and Related Services - 1.9%
997	DST Systems, Inc.	84,515
429	Red Hat, Inc. (a)	18,563

		103,078

Electronics and Appliance Stores - 1.5%
511	Best Buy Co., Inc.	21,871
1,117	GameStop Corp. Class A	61,234

		83,105

Fabricated Metal Product Manufacturing - 0.4%
284	Lincoln Electric Holdings, Inc.	19,664

Shares		Value

Food Manufacturing - 0.7%
254	Green Mountain Coffee Roasters, Inc. (a)	$15,954
630	Mondelez International, Inc.	21,193

		37,147

Food Services and Drinking Places - 1.4%
251	Starbucks Corp.	20,344
1,197	The Cheesecake Factory, Inc.	56,558

		76,902

Furniture and Related Product Manufacturing - 0.3%
454	Fortune Brands Home & Security, Inc.	19,558

General Merchandise Stores - 0.3%
327	Dollar Tree, Inc. (a)	19,097

Health and Personal Care Stores - 1.1%
1,015	Walgreen Co.	60,129

Insurance Carriers and Related Activities - 27.3%
1,392	ACE Ltd.	132,852
1,318	Allied World Assurance Co. Holdings AG	142,726
1,859	Allstate Corp.	98,639
1,598	Arch Capital Group Ltd. (a)	92,620
3,174	Axis Capital Holdings Ltd.	150,511
1,761	Brown & Brown, Inc.	56,229
1,186	Chubb Corp.	109,207
2,415	Cincinnati Financial Corp.	120,750
2,133	Protective Life Corp.	98,289
1,745	Reinsurance Group of America, Inc.	124,209
1,467	Travelers Companies, Inc.	126,602
752	UnitedHealth Group, Inc.	51,331
2,641	Validus Holdings Ltd.	104,267
3,534	XL Group PLC	108,034

		1,516,266

Leather and Allied Product Manufacturing - 0.4%
269	NIKE, Inc. Class B	20,379

Machinery Manufacturing - 0.4%
296	Ingersoll-Rand PLC	19,989

Management of Companies and Enterprises - 3.6%
1,193	City National Corp.	86,027
12,863	Huntington Bancshares, Inc.	113,195

		199,222

Merchant Wholesalers, Nondurable Goods - 4.7%
1,572	AmerisourceBergen Corp.	102,699
5,465	Crestwood Midstream Partners LP	119,683
228	Sigma-Aldrich Corp.	19,706
2,419	SUPERVALU, Inc. (a)	17,006

		259,094

Miscellaneous Manufacturing - 1.5%
499	3M Co.	62,799
277	Estee Lauder Companies, Inc. Class A	19,656

		82,455

Motion Picture and Sound Recording Industries - 1.3%
1,067	Time Warner, Inc.	73,346

The accompanying notes are an integral part of these financial statements.

10	DIREXION ANNUAL REPORT

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2013

Shares		Value

Nonmetallic Mineral Product Manufacturing - 0.4%
264	Eagle Materials, Inc.	$19,803

Nonstore Retailers - 0.4%
61	Amazon.com, Inc. (a)	22,206

Oil and Gas Extraction - 7.2%
1,867	Access Midstream Partners LP	99,959
207	Anadarko Petroleum Corp.	19,725
225	Apache Corp.	19,980
736	Chesapeake Energy Corp.	20,578
194	Cimarex Energy Co.	20,438
169	Concho Resources, Inc. (a)	18,693
173	Continental Resources, Inc. (a)	19,705
1,041	Denbury Resources, Inc. (a)	19,769
112	EOG Resources, Inc.	19,981
241	Hess Corp.	19,569
3,672	MRC Global, Inc. (a)	102,632
375	Oasis Petroleum, Inc. (a)	19,969

		400,998

Other Information Services - 0.6%
391	Facebook, Inc. (a)	19,652
1,702	Groupon, Inc. (a)	15,539

		35,191

Paper Manufacturing - 1.5%
768	Kimberly-Clark Corp.	82,944

Pipeline Transportation - 8.8%
2,280	Energy Transfer Partners, L.P.	120,772
1,632	Genesis Energy LP	83,167
2,061	Nustar Energy LP	88,870
2,197	ONEOK Partners LP	118,133
2,168	Williams Companies, Inc.	77,419

		488,361

Professional, Scientific, and Technical Services - 2.0%
170	IHS, Inc. (a)	18,538
1,804	Nielsen Holdings N.V.	71,150
311	SYNNEX Corp. (a)	19,064

		108,752

Publishing Industries (except Internet) - 1.1%
7,942	Brocade Communications Systems, Inc. (a)	63,695

Real Estate - 1.0%
1,233	American Homes 4 Rent (a)	19,087
129	Simon Property Group, Inc.	19,937
285	Taubman Centers, Inc.	18,750

		57,774

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.7%
910	Charles Schwab Corp.	20,611
615	Frank’s International N.V. (a)	18,813

		39,424

Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.3%
360	Dick’s Sporting Goods, Inc.	19,156

Shares		Value

Support Activities for Mining - 2.1%
584	Athlon Energy, Inc. (a)	$19,214
4,431	Natural Resource Partners LP	94,823

		114,037

Telecommunications - 0.4%
262	American Tower Corp.	20,790

Transportation Equipment Manufacturing - 1.4%
236	Honeywell International, Inc.	20,468
571	Terex Corp. (a)	19,957
339	Thor Industries, Inc.	19,665
136	TransDigm Group, Inc.	19,776

		79,866

Utilities - 3.8%
928	Duke Energy Corp.	66,565
1,074	Energy Transfer Equity, L.P.	72,592
2,093	Kinder Morgan, Inc.	73,904

		213,061

	TOTAL COMMON STOCKS (Cost $5,588,883)	$5,532,460

	TOTAL INVESTMENTS (Cost $5,588,883) - 99.8%	$5,532,460
	Other Assets in Excess of Liabilities - 0.2%	12,797

	TOTAL NET ASSETS - 100.0%	$5,545,257

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	11

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

COMMON STOCKS - 100.0%
Accommodation - 0.3%
254	Host Hotels & Resorts, Inc.	$4,712
77	Marriott International, Inc. Class A	3,471
66	Starwood Hotels & Resorts Worldwide, Inc.	4,859
45	Wyndham Worldwide Corp.	2,988

		16,030

Administrative and Support Services - 0.6%
13	Dun & Bradstreet Corp.	1,414
41	Equifax, Inc.	2,651
36	Expedia, Inc.	2,120
66	Moody’s Corp.	4,664
110	Paychex, Inc.	4,649
47	Robert Half International, Inc.	1,811
68	The ADT Corp.	2,949
38	TripAdvisor, Inc. (a)	3,143
148	Waste Management, Inc.	6,444

		29,845

Air Transportation - 0.2%
290	Delta Air Lines, Inc.	7,650
239	Southwest Airlines Co.	4,116

		11,766

Ambulatory Health Care Services - 0.2%
60	DaVita, Inc. (a)	3,373
31	Laboratory Corp. of America Holdings (a)	3,128
51	Quest Diagnostics, Inc.	3,055

		9,556

Amusement, Gambling, and Recreation Industries - 0.8%
562	The Walt Disney Co.	38,547
27	Wynn Resorts Ltd.	4,489

		43,036

Apparel Manufacturing - 0.2%
35	Cintas Corp.	1,882
28	PVH Corp.	3,488
30	VF Corp.	6,450

		11,820

Beverage and Tobacco Product Manufacturing - 3.9%
678	Altria Group, Inc.	25,242
55	Beam, Inc.	3,701
55	Brown Forman Corp. Class B	4,014
1,291	Coca-Cola Co.	51,085
84	Coca-Cola Enterprises, Inc.	3,505
56	Constellation Brands, Inc. Class A (a)	3,657
69	Dr Pepper Snapple Group, Inc.	3,267
127	Lorillard, Inc.	6,478
53	Molson Coors Brewing Co. Class B	2,862
46	Monster Beverage Corp. (a)	2,633
522	Pepsico, Inc.	43,895
548	Philip Morris International, Inc.	48,838
107	Reynolds American, Inc.	5,497

		204,674

Shares		Value

Broadcasting (except Internet) - 1.4%
72	Cablevision Systems Corp. Class A	$1,120
190	CBS Corp. Class B	11,237
885	Comcast Corp. Class A	42,108
173	DIRECTV Class A (a)	10,811
78	Discovery Communications, Inc. Class A (a)	6,936
37	Scripps Networks Interactive, Inc. Class A	2,978

		75,190

Building Material and Garden Equipment and Supplies Dealers - 1.2%
92	Fastenal Co.	4,581
485	Home Depot, Inc.	37,777
356	Lowe’s Companies, Inc.	17,722
30	The Sherwin Williams Co.	5,640

		65,720

Chemical Manufacturing - 10.4%
526	Abbott Laboratories	19,225
537	AbbVie, Inc.	26,018
59	Actavis PLC (a)	9,120
71	Air Products & Chemicals, Inc.	7,740
66	Alexion Pharmaceuticals, Inc. (a)	8,115
100	Allergan, Inc.	9,061
147	Avon Products, Inc.	2,572
557	Bristol-Myers Squibb Co.	29,254
139	Celgene Corp. (a)	20,640
19	CF Industries Holdings, Inc.	4,096
44	Clorox Co.	3,968
298	Colgate-Palmolive Co.	19,290
313	E.I. du Pont de Nemours and Co.	19,156
52	Eastman Chemical Co.	4,097
92	Ecolab, Inc.	9,752
336	Eli Lilly & Co.	16,739
80	Forest Laboratories, Inc. (a)	3,762
518	Gilead Sciences, Inc. (a)	36,773
56	Hospira, Inc. (a)	2,269
28	International Flavors & Fragrances, Inc.	2,314
954	Johnson & Johnson	88,350
58	Life Technologies Corp. (a)	4,368
152	LyondellBasell Industries N.V. Class A	11,339
69	Mead Johnson Nutrition Co.	5,635
990	Merck & Co., Inc.	44,639
115	Mosaic Co.	5,273
129	Mylan, Inc. (a)	4,885
32	Perrigo Co.	4,412
2,241	Pfizer, Inc.	68,754
48	PPG Industries, Inc.	8,764
100	Praxair, Inc.	12,471
26	Regeneron Pharmaceuticals, Inc. (a)	7,478
410	The Dow Chemical Co.	16,183
79	Vertex Pharmaceuticals, Inc. (a)	5,636
169	Zoetis, Inc.	5,351

		547,499

The accompanying notes are an integral part of these financial statements.

12	DIREXION ANNUAL REPORT

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

Clothing and Clothing Accessories Stores - 0.6%
26	Abercrombie & Fitch Co. Class A	$974
93	Gap, Inc.	3,440
49	Nordstrom, Inc.	2,963
73	Ross Stores, Inc.	5,647
37	Tiffany & Co.	2,929
242	TJX Companies, Inc.	14,711
37	Urban Outfitters, Inc. (a)	1,402

		32,066

Computer and Electronic Product Manufacturing - 10.4%
112	Agilent Technologies, Inc.	5,685
108	Altera Corp.	3,629
54	Amphenol Corp. Class A	4,336
105	Analog Devices, Inc.	5,176
308	Apple, Inc.	160,884
186	Broadcom Corp. Class A	4,970
1,815	Cisco Systems, Inc.	40,837
202	Danaher Corp.	14,562
704	EMC Corp.	16,945
23	First Solar, Inc. (a)	1,156
48	FLIR System, Inc.	1,367
17	Fossil Group, Inc. (a)	2,158
42	Garmin Ltd.	1,964
23	Harman International Industries, Inc.	1,863
36	Harris Corp.	2,231
651	Hewlett-Packard Co.	15,865
1,686	Intel Corp.	41,189
349	International Business Machines Corp.	62,544
62	Jabil Circuit, Inc.	1,293
80	JDS Uniphase Corp. (a)	1,047
172	Juniper Networks, Inc. (a)	3,206
30	L-3 Communications Holdings, Inc.	3,013
79	Linear Technology Corp.	3,250
185	LSI Corp.	1,569
67	Microchip Technology, Inc.	2,878
352	Micron Technology, Inc. (a)	6,223
46	Molex, Inc.	1,776
80	Motorola Solutions, Inc.	5,002
115	NetApp, Inc.	4,463
78	Northrop Grumman Corp.	8,386
67	Pentair Ltd.	4,495
38	PerkinElmer, Inc.	1,446
581	QUALCOMM, Inc.	40,362
109	Raytheon Co.	8,978
81	SanDisk Corp.	5,629
110	Seagate Technology PLC	5,355
97	St. Jude Medical, Inc.	5,567
55	Teradata Corp. (a)	2,424
65	Teradyne, Inc. (a)	1,137
373	Texas Instruments, Inc.	15,696
157	Tyco International Ltd.	5,738
36	Varian Medical Systems, Inc. (a)	2,613
147	Viacom, Inc. Class B	12,244
71	Western Digital Corp.	4,944
90	Xilinx, Inc.	4,088

		550,183

Shares		Value

Construction of Buildings - 0.1%
96	D.R. Horton, Inc.	$1,819
56	Lennar Corp. Class A	1,991
118	PulteGroup, Inc.	2,083

		5,893

Couriers and Messengers - 0.7%
101	FedEx Corp.	13,231
245	United Parcel Service, Inc. Class B	24,069

		37,300

Credit Intermediation and Related Activities - 8.3%
314	American Express Co.	25,685
67	Ameriprise Financial, Inc.	6,736
3,637	Bank Of America Corp.	50,772
389	Bank Of New York Mellon Corp.	12,370
238	BB&T Corp.	8,085
198	Capital One Financial Corp.	13,597
1,029	Citigroup, Inc.	50,195
63	Comerica, Inc.	2,728
164	Discover Financial Services	8,508
300	Fifth Third Bancorp	5,709
93	H & R Block, Inc.	2,645
161	Hudson City Bancorp, Inc.	1,446
1,274	JPMorgan Chase & Co.	65,662
309	KeyCorp	3,872
44	M&T Bank Corp.	4,951
76	Northern Trust Corp.	4,288
109	People’s United Financial, Inc.	1,573
180	PNC Financial Services Group, Inc.	13,235
473	Regions Financial Corp.	4,555
148	SLM Corp.	3,755
151	State Street Corp.	10,581
182	SunTrust Banks, Inc.	6,122
623	U.S. Bancorp	23,275
175	Visa, Inc. Class A	34,417
1,636	Wells Fargo & Co.	69,841
187	Western Union Co.	3,183
62	Zions Bancorporation	1,759

		439,545

Data Processing, Hosting and Related Services - 0.5%
60	Akamai Technologies, Inc. (a)	2,685
163	Automatic Data Processing, Inc.	12,220
63	Citrix Systems, Inc. (a)	3,577
44	Fiserv, Inc. (a)	4,608
64	Red Hat, Inc. (a)	2,769
56	Total System Services, Inc.	1,671

		27,530

Electrical Equipment, Appliance, and Component Manufacturing - 0.8%
83	AMETEK Inc New	3,970
494	Corning, Inc.	8,442
242	Emerson Electric Co.	16,207
140	TE Connectivity Ltd.	7,209
27	Whirlpool Corp.	3,942

		39,770

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	13

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

Electronics and Appliance Stores - 0.1%
91	Best Buy Co., Inc.	$3,895
40	GameStop Corp. Class A	2,193

		6,088

Fabricated Metal Product Manufacturing - 0.2%
49	Ball Corp.	2,396
51	Parker Hannifin Corp.	5,953
20	Snap-on, Inc.	2,081

		10,430

Food and Beverage Stores - 0.3%
175	Kroger Co.	7,497
82	Safeway, Inc.	2,862
126	Whole Foods Market, Inc.	7,954

		18,313

Food Manufacturing - 1.5%
223	Archer-Daniels Midland Co.	9,121
60	Campbell Soup Co.	2,554
143	ConAgra Foods, Inc.	4,549
217	General Mills, Inc.	10,941
46	Hormel Foods Corp.	1,999
87	Kellogg Co.	5,503
202	Kraft Foods Group, Inc.	10,985
45	McCormick & Co, Inc.	3,112
603	Mondelez International, Inc.	20,285
51	The Hershey Co.	5,061
36	The J.M. Smucker Co.	4,003
94	Tyson Foods, Inc. Class A	2,601

		80,714

Food Services and Drinking Places - 1.3%
10	Chipotle Mexican Grill, Inc. (a)	5,270
44	Darden Restaurants, Inc.	2,267
338	McDonald’s Corp.	32,624
254	Starbucks Corp.	20,587
151	Yum! Brands, Inc.	10,210

		70,958

Forestry and Logging - 0.2%
59	Plum Creek Timber Co., Inc.	2,679
198	Weyerhaeuser Co.	6,019

		8,698

Furniture and Home Furnishings Stores - 0.1%
74	Bed Bath & Beyond, Inc. (a)	5,722

Furniture and Related Product Manufacturing - 0.1%
48	Leggett & Platt, Inc.	1,427
121	Masco Corp.	2,557

		3,984

General Merchandise Stores - 1.9%
148	Costco Wholesale Corp.	17,464
101	Dollar General Corp. (a)	5,836
75	Dollar Tree, Inc. (a)	4,380
33	Family Dollar Stores, Inc.	2,273
103	J.C. Penney Co., Inc. (a)	773
69	Kohl’s Corp.	3,919
127	Macy’s, Inc.	5,856

Shares		Value

General Merchandise Stores (continued)
37	O’Reilly Automotive, Inc. (a)	$4,581
214	Target Corp.	13,865
551	Wal-Mart Stores, Inc.	42,289

		101,236

Health and Personal Care Stores - 1.5%
416	CVS Caremark Corp.	25,900
276	Express Scripts Holding Co. (a)	17,255
82	L Brands, Inc.	5,134
77	McKesson Corp.	12,038
294	Walgreen Co.	17,417

		77,744

Heavy and Civil Engineering Construction - 0.1%
55	Fluor Corp.	4,082

Hospitals - 0.0% (†)
34	Tenet Healthcare Corp. (a)	1,604

Insurance Carriers and Related Activities - 5.3%
115	ACE Ltd.	10,976
126	Aetna, Inc.	7,900
157	Aflac, Inc.	10,202
157	Allstate Corp.	8,330
500	American International Group, Inc.	25,825
104	Aon PLC	8,225
25	Assurant, Inc.	1,462
609	Berkshire Hathaway, Inc. Class B (a)	70,084
86	Chubb Corp.	7,919
96	CIGNA Corp.	7,390
50	Cincinnati Financial Corp.	2,500
167	Genworth Financial, Inc. Class A (a)	2,427
154	Hartford Financial Services Group, Inc.	5,190
53	Humana, Inc.	4,884
90	Lincoln National Corp.	4,087
104	Loews Corp.	5,024
186	Marsh & McLennan Companies, Inc.	8,519
379	MetLife, Inc.	17,930
93	Principal Financial Group, Inc.	4,414
187	Progressive Corp.	4,856
157	Prudential Financial, Inc.	12,778
31	Torchmark Corp.	2,259
126	Travelers Companies, Inc.	10,874
344	UnitedHealth Group, Inc.	23,481
89	Unum Group	2,825
101	WellPoint, Inc.	8,565
97	XL Group PLC	2,965

		281,891

Leather and Allied Product Manufacturing - 0.4%
253	NIKE, Inc. Class B	19,167

Machinery Manufacturing - 4.0%
407	Applied Materials, Inc.	7,265
150	Baker Hughes, Inc.	8,713
215	Caterpillar, Inc.	17,922
59	Cummins, Inc.	7,494
130	Deere & Co.	10,639

The accompanying notes are an integral part of these financial statements.

14	DIREXION ANNUAL REPORT

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

Machinery Manufacturing (continued)
58	Dover Corp.	$5,324
48	Flowserve Corp.	3,334
46	FMC Corp.	3,347
80	FMC Technologies, Inc. (a)	4,044
3,447	General Electric Co.	90,105
139	Illinois Tool Works, Inc.	10,952
92	Ingersoll-Rand PLC	6,213
36	Joy Global, Inc.	2,043
56	KLA-Tencor Corp.	3,674
55	Lam Research Corp. (a)	2,983
145	National Oilwell Varco, Inc.	11,771
38	Pall Corp.	3,060
68	Pitney Bowes, Inc.	1,451
34	Roper Industries, Inc.	4,311
54	Stanley Black & Decker, Inc.	4,271

		208,916

Management of Companies and Enterprises - 0.8%
208	AES Corp.	2,931
40	AGL Resources, Inc.	1,914
141	Goldman Sachs Group, Inc.	22,681
281	Huntington Bancshares, Inc.	2,473
471	Morgan Stanley	13,532

		43,531

Merchant Wholesalers, Durable Goods - 0.6%
83	Cameron International Corp. (a)	4,554
156	Covidien PLC	10,001
96	Delphi Automotive PLC	5,491
28	Patterson Companies, Inc	1,190
21	W.W. Grainger, Inc.	5,648
392	Xerox Corp.	3,897

		30,781

Merchant Wholesalers, Nondurable Goods - 2.3%
22	Airgas, Inc.	2,400
78	AmerisourceBergen Corp.	5,096
115	Cardinal Health, Inc.	6,746
180	Monsanto Co.	18,878
927	Procter & Gamble Co.	74,855
21	Ralph Lauren Corp.	3,478
41	Sigma-Aldrich Corp.	3,544
199	Sysco Corp.	6,436

		121,433

Mining (except Oil and Gas) - 0.5%
52	Cliffs Natural Resources, Inc.	1,335
77	CONSOL Energy, Inc.	2,810
351	Freeport-McMoRan Copper & Gold, Inc.	12,903
168	Newmont Mining Corp.	4,580
91	Peabody Energy Corp.	1,773
44	Vulcan Materials Co.	2,356

		25,757

Miscellaneous Manufacturing - 2.6%
220	3M Co.	27,687
184	Baxter International, Inc.	12,120
66	Becton, Dickinson & Co.	6,939

Shares		Value

Miscellaneous Manufacturing (continued)
455	Boston Scientific Corp. (a)	$5,319
27	C.R. Bard, Inc.	3,678
73	CareFusion Corp. (a)	2,830
95	Coach, Inc.	4,815
48	DENTSPLY International, Inc.	2,261
38	Edwards Lifesciences Corp. (a)	2,477
87	Estee Lauder Companies, Inc. Class A	6,174
39	Hasbro, Inc.	2,014
13	Intuitive Surgical, Inc. (a)	4,829
117	Mattel, Inc.	5,191
338	Medtronic, Inc.	19,401
47	Rockwell Automation, Inc.	5,189
100	Stryker Corp.	7,386
122	Thermo Fisher Scientific, Inc.	11,929
57	Zimmer Holdings, Inc.	4,986

		135,225

Miscellaneous Store Retailers - 0.1%
35	PetSmart, Inc.	2,546
224	Staples, Inc.	3,611

		6,157

Motion Picture and Sound Recording Industries - 0.5%
20	Netflix, Inc. (a)	6,450
311	Time Warner, Inc.	21,378

		27,828

Motor Vehicle and Parts Dealers - 0.2%
22	AutoNation, Inc. (a)	1,061
12	AutoZone, Inc. (a)	5,217
76	CarMax, Inc. (a)	3,571

		9,849

Nonmetallic Mineral Product Manufacturing - 0.0% (†)
56	Owens-Illinois, Inc. (a)	1,780

Nonstore Retailers - 1.3%
125	Amazon.com, Inc. (a)	45,504
394	eBay, Inc. (a)	20,767

		66,271

Oil and Gas Extraction - 2.7%
170	Anadarko Petroleum Corp.	16,199
137	Apache Corp.	12,166
142	Cabot Oil & Gas Corp.	5,015
171	Chesapeake Energy Corp.	4,781
126	Denbury Resources, Inc. (a)	2,393
129	Devon Energy Corp.	8,155
92	EOG Resources, Inc.	16,413
36	Helmerich & Payne, Inc.	2,792
98	Hess Corp.	7,958
240	Marathon Oil Corp.	8,462
46	Newfield Exploration Co. (a)	1,401
122	Noble Energy, Inc.	9,141
273	Occidental Petroleum Corp.	26,230
47	Pioneer Natural Resources Co.	9,625
61	QEP Resources, Inc.	2,017
55	Range Resources Corp.	4,164
119	Southwestern Energy Co. (a)	4,429

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	15

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

Oil and Gas Extraction (continued)
68	WPX Energy, Inc. (a)	$1,505

		142,846

Other Information Services - 2.1%
95	Google, Inc. Class A (a)	97,905
321	Yahoo!, Inc. (a)	10,571

		108,476

Paper Manufacturing - 0.5%
35	Bemis Co., Inc.	1,397
151	International Paper Co.	6,736
130	Kimberly-Clark Corp.	14,040
60	MeadWestvaco Corp.	2,091
66	Sealed Air Corp.	1,992

		26,256

Performing Arts, Spectator Sports, and Related Industries - 0.0% (†)
88	International Game Technology	1,654

Petroleum and Coal Products Manufacturing - 5.2%
654	Chevron Corp.	78,454
414	ConocoPhillips	30,346
1,490	Exxon Mobil Corp.	133,534
106	Marathon Petroleum Corp.	7,596
59	Murphy Oil Corp.	3,559
207	Phillips 66	13,337
46	Tesoro Corp.	2,249
184	Valero Energy Corp.	7,575

		276,650

Pipeline Transportation - 0.2%
70	ONEOK, Inc.	3,955
231	Williams Companies, Inc.	8,249

		12,204

Plastics and Rubber Products Manufacturing - 0.1%
83	Goodyear Tire & Rubber Co. (a)	1,741
98	Newell Rubbermaid, Inc.	2,904

		4,645

Primary Metal Manufacturing - 0.5%
362	Alcoa, Inc.	3,356
37	Allegheny Technologies, Inc.	1,225
108	Nucor Corp.	5,591
49	Precision Castparts Corp.	12,419
49	United States Steel Corp.	1,219

		23,810

Printing and Related Support Activities - 0.0% (†)
33	Avery Dennison Corp.	1,555

Professional, Scientific, and Technical Services - 3.0%
218	Accenture PLC Class A	16,023
255	Amgen, Inc.	29,580
80	Biogen Idec, Inc. (a)	19,535
100	Cerner Corp. (a)	5,603
102	Cognizant Technology Solutions Corp. Class A (a)	8,867
50	Computer Sciences Corp.	2,463
27	F5 Networks, Inc. (a)	2,201

Shares		Value

Professional, Scientific, and Technical Services (continued)
143	Interpublic Group of Companies, Inc.	$2,402
44	Jacobs Engineering Group, Inc. (a)	2,676
35	MasterCard, Inc. Class A	25,098
73	Nielsen Holdings N.V.	2,879
87	Omnicom Group, Inc.	5,926
17	priceline.com, Inc. (a)	17,915
186	Salesforce.com, Inc. (a)	9,925
46	VeriSign, Inc. (a)	2,497
29	Waters Corp. (a)	2,927

		156,517

Publishing Industries (except Internet) - 3.8%
158	Adobe Systems, Inc. (a)	8,564
75	Autodesk, Inc. (a)	2,993
111	CA, Inc.	3,525
104	Electronic Arts, Inc. (a)	2,730
78	Gannett Co., Inc.	2,158
101	Intuit, Inc.	7,213
93	McGraw-Hill Companies, Inc.	6,480
2,566	Microsoft Corp.	90,708
169	News Corp. Class A (a)	2,975
196	NVIDIA Corp.	2,975
1,207	Oracle Corp.	40,435
237	Symantec Corp.	5,389
672	Twenty-First Century Fox, Inc.	22,902
1	Washington Post Co. Class B	643

		199,690

Rail Transportation - 0.9%
345	CSX Corp.	8,991
37	Kansas City Southern	4,496
106	Norfolk Southern Corp.	9,118
157	Union Pacific Corp.	23,770

		46,375

Real Estate - 1.5%
49	Apartment Investment & Management Co. Class A	1,371
41	AvalonBay Communities, Inc.	5,127
52	Boston Properties, Inc.	5,382
94	CBRE Group, Inc. Class A (a)	2,184
113	Equity Residential	5,917
154	HCP, Inc.	6,391
97	Health Care REIT, Inc.	6,290
139	Kimco Realty Corp.	2,986
48	Macerich Co.	2,842
169	Prologis, Inc.	6,752
49	Public Storage	8,181
105	Simon Property Group, Inc.	16,228
99	Ventas, Inc.	6,459
59	Vornado Realty Trust	5,254

		81,364

Rental and Leasing Services - 0.0% (†)
18	Ryder System, Inc.	1,185

The accompanying notes are an integral part of these financial statements.

16	DIREXION ANNUAL REPORT

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.2%
43	BlackRock, Inc.	$12,935
392	Charles Schwab Corp.	8,879
106	CME Group, Inc.	7,866
97	E*TRADE Financial Corp. (a)	1,640
138	Franklin Resources, Inc.	7,433
25	IntercontinentalExchange, Inc. (a)	4,818
150	Invesco Ltd.	5,062
37	Legg Mason, Inc.	1,423
39	NASDAQ OMX Group, Inc.	1,382
82	NYSE Euronext	3,610
88	T. Rowe Price Group, Inc.	6,812

		61,860

Specialty Trade Contractors - 0.0% (†)
72	Quanta Services, Inc. (a)	2,175

Support Activities for Mining - 1.4%
24	Diamond Offshore Drilling, Inc.	1,486
79	Ensco PLC Class A	4,554
286	Halliburton Co.	15,167
88	Nabors Industries Ltd.	1,538
86	Noble Corp.	3,242
42	Rowan Companies PLC Class A (a)	1,516
448	Schlumberger Ltd.	41,987
115	Transocean Ltd.	5,413

		74,903

Support Activities for Transportation - 0.1%
54	C.H. Robinson Worldwide, Inc.	3,226
70	Expeditors International of Washington, Inc.	3,170

		6,396

Telecommunications - 3.0%
134	American Tower Corp.	10,633
1,798	AT&T, Inc.	65,088
203	CenturyLink, Inc.	6,874
111	Crown Castle International Corp. (a)	8,438
99	Fidelity National Information Services, Inc.	4,826
338	Frontier Communications Corp.	1,491
97	Time Warner Cable, Inc.	11,654
969	Verizon Communications, Inc.	48,944
201	Windstream Holdings, Inc.	1,718

		159,666

Transportation Equipment Manufacturing - 3.5%
235	Boeing Co.	30,668
39	BorgWarner, Inc.	4,022
160	Eaton Corp PLC	11,290
1,334	Ford Motor Co.	22,825
113	General Dynamics Corp.	9,789
319	General Motors Co. (a)	11,787
76	Harley-Davidson, Inc.	4,867
266	Honeywell International, Inc.	23,070
232	Johnson Controls, Inc.	10,707
91	Lockheed Martin Corp.	12,134
120	PACCAR, Inc.	6,672

Shares		Value

Transportation Equipment Manufacturing (continued)
46	Rockwell Collins, Inc.	$3,212
95	Textron, Inc.	2,735
286	United Technologies Corp.	30,387

		184,165

Utilities - 3.4%
82	Ameren Corp.	2,967
165	American Electric Power Co., Inc.	7,729
145	CenterPoint Energy, Inc.	3,567
90	CMS Energy Corp.	2,471
99	Consolidated Edison, Inc.	5,764
196	Dominion Resources, Inc.	12,495
59	DTE Energy Co.	4,079
239	Duke Energy Corp.	17,143
110	Edison International	5,393
60	Entergy Corp.	3,883
51	EQT Corp.	4,366
290	Exelon Corp.	8,277
142	FirstEnergy Corp.	5,378
27	Integrys Energy Group, Inc.	1,584
228	Kinder Morgan, Inc.	8,051
144	NextEra Energy, Inc.	12,204
106	NiSource, Inc.	3,341
107	Northeast Utilities	4,589
109	NRG Energy, Inc.	3,110
84	Pepco Holdings, Inc.	1,620
151	PG&E Corp.	6,319
37	Pinnacle West Capital Corp.	2,073
214	PPL Corp.	6,555
171	Public Service Enterprise Group, Inc.	5,729
47	SCANA Corp.	2,192
77	Sempra Energy	7,018
296	Southern Co.	12,109
227	Spectra Energy Corp.	8,074
69	TECO Energy, Inc.	1,185
77	Wisconsin Energy Corp.	3,242
168	Xcel Energy, Inc.	4,848

		177,355

Warehousing and Storage - 0.0% (†)
58	Iron Mountain, Inc.	1,539

Waste Management and Remediation Services - 0.1%
92	Republic Services, Inc.	3,079
29	Stericycle, Inc. (a)	3,370

		6,449

Water Transportation - 0.1%
148	Carnival Corp.	5,128

Wholesale Electronic Markets and Agents and Brokers - 0.1%
52	Genuine Parts Co.	4,099

Wood Product Manufacturing - 0.1%
106	Leucadia National Corp.	3,004
63	Xylem, Inc.	2,174

		5,178

	TOTAL COMMON STOCKS (Cost $4,110,146)	$5,287,722

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	17

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2013

Shares		Value

SHORT TERM INVESTMENTS - 0.7%
Money Market Funds-0.7%
38,435	Dreyfus Treasury Prime Cash Management 0.00% (††)	$38,435

	TOTAL SHORT TERM INVESTMENTS (Cost $38,435)	$38,435

	TOTAL INVESTMENTS - 100.7% (Cost $4,148,581)	$5,326,157
	Liabilities in Excess of Other Assets - (0.7)%	(35,816)

	TOTAL NET ASSETS - 100.0%	$5,290,341

Percentages are stated as a percent of net assets.

(†)	Less than 0.05%.

(††)	Less than 0.005%.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

18	DIREXION ANNUAL REPORT

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2013

Shares		Value

COMMON STOCKS - 99.8%
Administrative and Support Services - 2.1%
1,427	Expedia, Inc.	$84,022
1,837	Paychex, Inc.	77,631

		161,653

Amusement, Gambling, and Recreation Industries - 1.0%
486	Wynn Resorts Ltd.	80,798

Beverage and Tobacco Product Manufacturing - 1.0%
1,347	Monster Beverage Corp. (a)	77,089

Broadcasting (except Internet) - 6.1%
563	Charter Communications, Inc. Class A (a)	75,577
1,698	Comcast Corp. Class A	80,791
1,188	DIRECTV Class A (a)	74,238
921	Discovery Communications, Inc. Class A (a)	81,895
3,076	Liberty Interactive Corp. Class A (a)	82,929
19,211	Sirius XM Radio, Inc.	72,426

		467,856

Building Material and Garden Equipment and Supplies Dealers - 1.0%
1,501	Fastenal Co.	74,750

Chemical Manufacturing - 5.9%
663	Alexion Pharmaceuticals, Inc. (a)	81,516
503	Celgene Corp. (a)	74,691
1,179	Gilead Sciences, Inc. (a)	83,697
1,948	Mylan, Inc. (a)	73,771
250	Regeneron Pharmaceuticals, Inc. (a)	71,900
989	Vertex Pharmaceuticals, Inc. (a)	70,555

		456,130

Clothing and Clothing Accessories Stores - 1.1%
1,050	Ross Stores, Inc.	81,217

Computer and Electronic Product Manufacturing - 23.3%
4,432	Activision Blizzard, Inc.	73,748
2,003	Altera Corp.	67,301
1,570	Analog Devices, Inc.	77,401
161	Apple, Inc.	84,098
1,806	Avago Technologies Ltd.	82,047
2,754	Broadcom Corp. Class A	73,587
3,074	Cisco Systems, Inc.	69,165
635	Fossil Group, Inc. (a)	80,607
1,730	Garmin Ltd.	80,878
3,166	Intel Corp.	77,345
1,878	Linear Technology Corp.	77,261
2,542	Maxim Integrated Products, Inc.	75,497
1,871	Microchip Technology, Inc.	80,378
4,371	Micron Technology, Inc. (a)	77,279
1,744	NetApp, Inc.	67,685
1,091	QUALCOMM, Inc.	75,792
1,265	SanDisk Corp.	87,918
975	SBA Communications Corp. (a)	85,283
1,819	Seagate Technology PLC	88,549
1,859	Texas Instruments, Inc.	78,227

Shares		Value

Computer and Electronic Product Manufacturing (continued)
906	Viacom, Inc. Class B	$75,461
1,183	Western Digital Corp.	82,372
1,598	Xilinx, Inc.	72,581

		1,790,460

Data Processing, Hosting and Related Services - 3.6%
1,428	Akamai Technologies, Inc. (a)	63,889
1,012	Automatic Data Processing, Inc.	75,870
990	Citrix Systems, Inc. (a)	56,212
740	Fiserv, Inc. (a)	77,500

		273,471

Food and Beverage Stores - 1.1%
1,304	Whole Foods Market, Inc.	82,322

Food Manufacturing - 2.7%
894	Green Mountain Coffee Roasters, Inc. (a)	56,152
1,394	Kraft Foods Group, Inc.	75,806
2,331	Mondelez International, Inc.	78,415

		210,373

Food Services and Drinking Places - 1.0%
989	Starbucks Corp.	80,158

Furniture and Home Furnishings Stores - 1.0%
998	Bed Bath & Beyond, Inc. (a)	77,165

General Merchandise Stores - 3.9%
639	Costco Wholesale Corp.	75,402
1,299	Dollar Tree, Inc. (a)	75,862
599	O’Reilly Automotive, Inc. (a)	74,162
1,288	Sears Holdings Corp. (a)	74,807

		300,233

Health and Personal Care Stores - 1.0%
1,214	Express Scripts Holding Co. (a)	75,899

Insurance Carriers and Related Activities - 1.0%
1,144	Verisk Analytics, Inc. Class A (a)	78,387

Machinery Manufacturing - 2.2%
4,733	Applied Materials, Inc.	84,484
1,230	KLA-Tencor Corp.	80,688

		165,172

Merchant Wholesalers, Durable Goods - 1.1%
717	Henry Schein, Inc. (a)	80,612

Merchant Wholesalers, Nondurable Goods - 1.0%
877	Sigma-Aldrich Corp.	75,799

Mining (except Oil and Gas) - 1.0%
1,026	Randgold Resources Ltd. ADR	75,821

Miscellaneous Manufacturing - 3.0%
1,708	DENTSPLY International, Inc.	80,447
201	Intuitive Surgical, Inc. (a)	74,672
1,750	Mattel, Inc.	77,647

		232,766

Miscellaneous Store Retailers - 1.1%
5,085	Staples, Inc.	81,970

Motion Picture and Sound Recording Industries - 1.0%
240	Netflix, Inc. (a)	77,395

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	19

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2013

Shares		Value

Nonstore Retailers - 2.1%
238	Amazon.com, Inc. (a)	$86,639
1,371	eBay, Inc. (a)	72,266

		158,905

Other Information Services - 5.3%
515	Baidu, Inc. ADR (a)	82,864
1,582	Facebook, Inc. (a)	79,511
83	Google, Inc. Class A (a)	85,538
962	Liberty Global PLC Class A (a)	75,392
2,436	Yahoo!, Inc. (a)	80,217

		403,522

Professional, Scientific, and Technical Services - 6.0%
645	Amgen, Inc.	74,820
304	Biogen Idec, Inc. (a)	74,234
1,512	Cerner Corp. (a)	84,717
915	Cognizant Technology Solutions Corp. Class A (a)	79,541
804	F5 Networks, Inc. (a)	65,534
75	priceline.com, Inc. (a)	79,037

		457,883

Publishing Industries (except Internet) - 10.6%
1,440	Adobe Systems, Inc. (a)	78,048
1,837	Autodesk, Inc. (a)	73,315
2,451	CA, Inc.	77,844
1,521	Catamaran Corp. (a)	71,426
1,286	Check Point Software Technologies Ltd. (a)	74,614
1,128	Intuit, Inc.	80,550
2,303	Microsoft Corp.	81,411
3,908	Nuance Communications, Inc. (a)	60,808
4,769	NVIDIA Corp.	72,393
2,997	Symantec Corp.	68,152
2,282	Twenty-First Century Fox, Inc.	77,771

		816,332

Support Activities for Transportation - 1.9%
1,213	C.H. Robinson Worldwide, Inc.	72,465
1,680	Expeditors International of Washington, Inc.	76,087

		148,552

Telecommunications - 3.9%
409	Equinix, Inc. (a)	66,046
508	Liberty Media Corp Delaware (a)	77,678
5,325	VimpelCom Ltd. ADR ADR	76,627
2,243	Vodafone Group PLC ADR	82,587

		302,938

Transportation Equipment Manufacturing - 1.8%
1,306	PACCAR, Inc.	72,614
411	Tesla Motors, Inc. (a)	65,735

		138,349

Shares		Value

Waste Management and Remediation Services - 1.0%
647	Stericycle, Inc. (a)	$75,181

	TOTAL COMMON STOCKS (Cost $7,630,585)	$7,659,158

	TOTAL INVESTMENTS - 99.8% (Cost $7,630,585)	$7,659,158
	Other Assets in Excess of Liabilities - 0.2%	12,940

	TOTAL NET ASSETS - 100.0%	$7,672,098

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

20	DIREXION ANNUAL REPORT

Direxion Daily Total Market Bear 1X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 35.0%
MONEY MARKET FUNDS - 35.0%
120,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$120,000
300,230	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	300,230

	TOTAL SHORT TERM INVESTMENTS (Cost $420,230)	$420,230

	TOTAL INVESTMENTS (Cost $420,230) - 35.0% (b)	$420,230
	Other Assets in Excess of Liabilities - 65.0%	778,907

	TOTAL NET ASSETS - 100.0%	$1,199,137

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $420,230.

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	Vanguard Total Stock Market ETF	5,087	$446,452	(0.325%)	2/28/2014	$(19,128)
Morgan Stanley Capital Services	Vanguard Total Stock Market ETF	8,034	692,032	0.176%	2/18/2015	(45,419)

			$1,138,484			$(64,547)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	21

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 18.7%
MONEY MARKET FUNDS - 18.7%
312,632	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$312,632

	TOTAL SHORT TERM INVESTMENTS (Cost $312,632)	$312,632

	TOTAL INVESTMENTS (Cost $312,632) - 18.7% (b)	$312,632
	Other Assets in Excess of Liabilities - 81.3%	1,356,290

	TOTAL NET ASSETS - 100.0%	$1,668,922

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at October 31, 2013.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $312,632.

Short Equity Swap Contracts October 31, 2013
Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	14,702	$1,552,647	(0.475%)	3/14/2014	$22,690
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	1,541	155,000	(1.675%)	9/17/2015	(3,729)

			$1,707,647			$18,961

The accompanying notes are an integral part of these financial statements.

22	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 21.6%
MONEY MARKET FUNDS - 21.6%
1,865,655	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,865,655

	TOTAL SHORT TERM INVESTMENTS (Cost $1,865,655)	$1,865,655

	TOTAL INVESTMENTS (Cost $1,865,655) - 21.6% (b)	$1,865,655
	Other Assets in Excess of Liabilities - 78.4%	6,782,746

	TOTAL NET ASSETS - 100.0%	$8,648,401

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at October 31, 2013.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,865,655.

Short Equity Swap Contracts October 31, 2013
Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	4,988	$529,828	(0.575%)	7/28/2014	$(7,172)
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	75,358	8,635,579	(0.525%)	9/17/2015	401,502

			$9,165,407			$394,330

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	23

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 19.5%
MONEY MARKET FUNDS - 19.5%
980,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$980,000
750,081	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	750,081

	TOTAL SHORT TERM INVESTMENTS (Cost $1,730,081)	$1,730,081

	TOTAL INVESTMENTS (Cost $1,730,081) - 19.5% (b)	$1,730,081
	Other Assets in Excess of Liabilities - 80.5%	7,148,844

	TOTAL NET ASSETS - 100.0%	$8,878,925

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $1,730,081.

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	iShares Core Total U.S. Bond Market ETF	26,756	$2,868,127	(0.175%)	2/4/2014	$(34,189)
Credit Suisse International	iShares Core Total U.S. Bond Market ETF	55,510	5,983,995	(0.225%)	3/14/2014	(61,250)

			$8,852,122			$(95,439)

The accompanying notes are an integral part of these financial statements.

24	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion All Cap Insider Sentiment Shares	Direxion S&P 500® DRRC Index Volatility Response Shares	Direxion NASDAQ-100® Equal Weighted Index Shares
Assets:
Investments, at market value (Note 2)	$5,532,460	$5,326,157	$7,659,158
Cash	41,184	—	26,840
Receivable for investments sold	5,212	—	—
Due from investment adviser, net	5,783	—	—
Dividend and interest receivable	3,205	5,608	1,527
Prepaid expense and other assets	8,982	17,409	20,159

Total Assets	5,596,826	5,349,174	7,707,684

Liabilities:
Payable for investments purchased	20,383	181	—
Due to investment adviser, net	—	14,146	628
Accrued expenses and other liabilities	31,186	44,506	34,958

Total Liabilities	51,569	58,833	35,586

Net Assets	$5,545,257	$5,290,341	$7,672,098

Net Assets Consist of:
Capital stock	$5,601,680	$4,117,838	$7,649,185
Undistributed net investment income	—	184	—
Accumulated net realized gain	—	(5,257)	(5,660)
Net unrealized appreciation (depreciation) on:
Investment securities	(56,423)	1,177,576	28,573

Net Assets	$5,545,257	$5,290,341	$7,672,098

Calculation of Net Asset Value Per Share:
Net assets	$5,545,257	$5,290,341	$7,672,098
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	100,001	150,001
Net assets value, redemption price and offering price per share	$55.45	$52.90	$51.15

Cost of Investments	$5,588,883	$4,148,581	$7,630,585

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	25

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Total Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Assets:
Investments, at market value (Note 2)	$420,230	$312,632	$1,865,655	$1,730,081
Cash	848,681	1,357,912	6,872,363	7,266,639
Due from investment adviser, net	5,204	8,290	—	612
Dividend and interest receivable	8	—	—	19
Due from brokers for swaps	—	1,162	—	43
Unrealized appreciation on swaps	—	22,690	401,502	—
Prepaid expense and other assets	16,484	5,434	16,468	12,077

Total Assets	1,290,607	1,708,120	9,155,988	9,009,471

Liabilities:
Unrealized depreciation on swaps	64,547	3,729	7,172	95,439
Due to investment adviser, net	—	—	58	—
Due to brokers for swaps	—	—	466,397	54
Accrued expenses and other liabilities	26,923	35,469	33,960	35,053

Total Liabilities	91,470	39,198	507,587	130,546

Net Assets	$1,199,137	$1,668,922	$8,648,401	$8,878,925

Net Assets Consist of:
Capital stock	$2,867,050	$2,338,768	$9,540,330	$10,728,284
Accumulated net investment loss	(9,963)	(9,010)	(33,379)	(37,338)
Accumulated net realized loss	(1,593,403)	(679,797)	(1,252,880)	(1,716,582)
Net unrealized appreciation (depreciation) on:
Swaps	(64,547)	18,961	394,330	(95,439)

Net Assets	$1,199,137	$1,668,922	$8,648,401	$8,878,925

Calculation of Net Asset Value Per Share:
Net assets	$1,199,137	$1,668,922	$8,648,401	$8,878,925
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,001	50,001	300,001	250,001
Net assets value, redemption price and offering price per share	$23.98	$33.38	$28.83	$35.52

Cost of Investments	$420,230	$312,632	$1,865,655	$1,730,081

The accompanying notes are an integral part of these financial statements.

26	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2013

	Direxion All Cap Insider Sentiment Shares	Direxion S&P 500® DRRC Index Volatility Response Shares	Direxion NASDAQ-100® Equal Weighted Index Shares
Investment income:
Dividend income	$121,111	$104,344	$52,632

Total investment income	121,111	104,344	52,632

Expenses:
Investment advisory fees	22,535	21,133	13,315
Custody fees	12,311	5,805	7,932
Professional fees	11,403	14,959	14,636
Transfer agent fees	9,440	9,424	9,433
Licensing fees	8,056	14,503	7,545
Pricing fees	6,535	6,535	6,535
Administration fees	1,449	1,360	1,278
Reports to shareholders	1,343	1,259	1,002
Accounting fees	1,225	1,126	1,085
Compliance fees	438	55	45
Trustees’ fees and expenses	183	173	144
Insurance fees	155	125	118
Exchange listing fees	7,500	5,000	5,000
Other	2,000	1,964	1,996

Total expenses	84,573	83,421	70,064
Less: Reimbursement of expenses from Adviser	(52,022)	(57,589)	(54,528)
Less: Investment advisory fees waived	—	(4,696)	—

Net expenses	32,551	21,136	15,536

Net investment income	88,560	83,208	37,096

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	1,162,139	52,948	33,056
In-kind redemptions	333,157	44	1,062,290

Net realized gain on investment securities and in-kind redemptions	1,495,296	52,992	1,095,346

Change in net unrealized appreciation (depreciation) on investment securities	(234,232)	1,046,682	288,520

Net realized and unrealized gain on investment securities and in-kind redemptions	1,261,064	1,099,674	1,383,866

Net increase in net assets resulting from operations	$1,349,624	$1,182,882	$1,420,962

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	27

Statements of Operations

For the Year Ended October 31, 2013

	Direxion Daily Total Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Investment income:
Interest income	$112	$—	$—	$98

Total investment income	112	—	—	98

Expenses:
Licensing fees	50,000	20,157	20,681	29,388
Professional fees	15,648	15,603	14,560	15,921
Investment advisory fees	10,666	7,463	25,091	32,553
Transfer agent fees	10,477	10,990	9,557	9,640
Pricing fees	7,476	7,477	5,455	5,455
Exchange listing fees	5,000	5,000	5,000	5,000
Custody fees	1,940	1,896	1,769	2,461
Administration fees	688	481	1,606	2,090
Accounting fees	614	408	1,330	1,918
Reports to shareholders	506	467	1,270	2,870
Insurance fees	118	85	87	575
Trustees’ fees and expenses	98	62	185	257
Compliance fees	31	20	58	81
Other	2,003	1,953	1,970	2,225

Total expenses	105,265	72,062	88,619	110,434
Less: Reimbursement of expenses from Adviser	(89,859)	(61,281)	(52,376)	(63,412)

Net expenses	15,406	10,781	36,243	47,022

Net investment loss	(15,294)	(10,781)	(36,243)	(46,924)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on swaps	(776,336)	(28,104)	5,962	(306,289)

Change in net unrealized appreciation on swaps	89,215	67,547	440,952	267,551

Net realized and unrealized gain (loss) on swaps	(687,121)	39,443	446,914	(38,738)

Net increase (decrease) in net assets resulting from operations	$(702,415)	$28,662	$410,671	$(85,662)

The accompanying notes are an integral part of these financial statements.

28	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion S&P 500® DRRC Index Volatility Response Shares
	Year Ended October 31, 2013	For the Period December 8, 2011^ Through October 31, 2012	Year Ended October 31, 2013	For the Period January 11, 2012^ Through October 31, 2012
Operations:
Net investment income	$88,560	$33,721	$83,208	$19,421
Net realized gain on investment securities and in-kind redemptions	1,495,296	44,403	52,992	52,782
Change in net unrealized appreciation (depreciation) on investment securities	(234,232)	177,809	1,046,682	130,894

Net increase in net assets resulting from operations	1,349,624	255,933	1,182,882	203,097

Distributions to shareholders:
Net investment income	(79,621)	(39,875)	(74,785)	(21,645)
Net realized gains	(154,412)	—	—	—
Return of capital	—	—	—	(1,276)

Total distributions	(234,033)	(39,875)	(74,785)	(22,921)

Capital share transactions:
Proceeds from shares sold	22,031,602	6,138,033	7,386,581	44,409,891
Cost of shares redeemed	(22,043,115)	(1,914,908)	(5,337,230)	(42,457,573)
Transaction fees	1,613	383	—	399

Net increase (decrease) in net assets resulting from capital transactions	(9,900)	4,223,508	2,049,351	1,952,717

Total increase in net assets	1,105,691	4,439,566	3,157,448	2,132,893
Net assets:
Beginning of year/period	4,439,566	—	2,132,893	—

End of year/period	$5,545,257	$4,439,566	$5,290,341	$2,132,893

Undistributed net investment income at end of year/period	$—	$—	$184	$32

Changes in shares outstanding
Shares outstanding, beginning of year/period	100,001	—	50,001	—
Shares sold	400,000	150,001	150,000	1,100,001
Shares repurchased	(400,000)	(50,000)	(100,000)	(1,050,000)

Shares outstanding, end of year/period	100,001	100,001	100,001	50,001

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	29

Statements of Changes in Net Assets

	Direxion NASDAQ- 100® Equal Weighted Index Shares
	Year Ended October 31, 2013	For the Period March 21, 2012^ Through October 31, 2012
Operations:
Net investment income	$37,096	$28,875
Net realized gain on investment securities and in-kind redemptions	1,095,346	106,399
Change in net unrealized appreciation (depreciation) on investment securities	288,520	(259,947)

Net increase (decrease) in net assets resulting from operations	1,420,962	(124,673)

Distributions to shareholders:
Net investment income	(33,307)	(31,802)

Total distributions	(33,307)	(31,802)

Capital share transactions:
Proceeds from shares sold	9,579,022	5,824,530
Cost of shares redeemed	(5,154,434)	(3,808,962)
Transaction fees	—	762

Net increase in net assets resulting from capital transactions	4,424,588	2,016,330

Total increase in net assets	5,812,243	1,859,855
Net assets:
Beginning of year/period	1,859,855	—

End of year/period	$7,672,098	$1,859,855

Undistributed net investment income at end of year/period	$—	$—

Changes in shares outstanding
Shares outstanding, beginning of year/period	50,001	—
Shares sold	200,000	150,001
Shares repurchased	(100,000)	(100,000)

Shares outstanding, end of year/period	150,001	50,001

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

30	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Total Market Bear 1X Shares		Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(15,294)	$(26,850)	$(10,781)	$(19,103)
Net realized loss on swaps	(776,336)	(712,553)	(28,104)	(453,326)
Change in net unrealized appreciation (depreciation) on swaps	89,215	(8,905)	67,547	203,811

Net increase (decrease) in net assets resulting from operations	(702,415)	(748,308)	28,662	(268,618)

Distributions to shareholders:
Net realized gains	—	(199,643)	—	—

Total distributions	—	(199,643)	—	—

Capital share transactions:
Proceeds from shares sold	2,810,895	1,746,342	—	—
Cost of shares redeemed	(5,657,633)	—	—	(1,627,433)
Transaction fees	1,697	—	—	488

Net increase (decrease) in net assets resulting from capital transactions	(2,845,041)	1,746,342	—	(1,626,945)

Total increase (decrease) in net assets	(3,547,456)	798,391	28,662	(1,895,563)
Net assets:
Beginning of year	4,746,593	3,948,202	1,640,260	3,535,823

End of year	$1,199,137	$4,746,593	$1,668,922	$1,640,260

Accumulated net investment loss at end of year	$(9,963)	$(22,601)	$(9,010)	$(15,329)

Changes in shares outstanding
Shares outstanding, beginning of year	150,001	100,001	50,001	100,001
Shares sold	100,000	50,000	—	—
Shares repurchased	(200,000)	—	—	(50,000)

Shares outstanding, end of year	50,001	150,001	50,001	50,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	31

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 1X Shares		Direxion Daily Total Bond Market Bear 1X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(36,243)	$(18,226)	$(46,924)	$(134,669)
Net realized gain (loss) on swaps	5,962	(466,305)	(306,289)	(1,148,897)
Change in net unrealized appreciation on swaps	440,952	124,394	267,551	222,640

Net increase (decrease) in net assets resulting from operations	410,671	(360,137)	(85,662)	(1,060,926)

Distributions to shareholders:	—	—	—	—

Capital share transactions:
Proceeds from shares sold	5,574,177	—	7,189,034	—
Cost of shares redeemed	—	—	(7,095,490)	(33,178,581)
Transaction fees	138	—	2,130	8,178

Net increase (decrease) in net assets resulting from capital transactions	5,574,315	—	95,674	(33,170,403)

Total increase (decrease) in net assets	5,984,986	(360,137)	10,012	(34,231,329)
Net assets:
Beginning of year	2,663,415	3,023,552	8,868,913	43,100,242

End of year	$8,648,401	$2,663,415	$8,878,925	$8,868,913

Accumulated net investment loss at end of year	$(33,379)	$(15,064)	$(37,338)	$(97,032)

Changes in shares outstanding
Shares outstanding, beginning of year	100,001	100,001	250,001	1,150,001
Shares sold	200,000	—	200,000	—
Shares repurchased	—	—	(200,000)	(900,000)

Shares outstanding, end of year	300,001	100,001	250,001	250,001

The accompanying notes are an integral part of these financial statements.

32	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2013

	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (000’s omitted)	Net Expenses[3]	Total Expenses[3]	Net Investment Income (Loss) After Expense Reimbursement[3]	Portfolio Turnover Rate[4]
Direxion All Cap Insider Sentiment Shares
For the Year Ended October 31, 2013	$44.40	$0.88	$12.51	$13.39	$(0.80)	$(1.54)	$—	$(2.34)	$55.45	31.35%	$5,545	0.65%	1.69%	1.77%	920%
For the Period December 8, 2011[5] through October 31, 2012	$40.00	0.28	4.48	4.76	(0.36)	—	—	(0.36)	$44.40	11.94%	$4,440	0.65%	2.20%	0.72%	620%
Direxion S&P 500® DRRC Index Volatility Response Shares
For the Year Ended October 31, 2013	$42.66	0.84	10.15	10.99	(0.75)	—	—	(0.75)	$52.90	25.95%	$5,290	0.45%	1.78%	1.77%	133%
For the Period January 11, 2012[5] through October 31, 2012	$40.00	0.20	2.80	3.00	(0.33)	—	(0.01)	(0.34)	$42.66	7.50%	$2,133	0.45%	4.93%	0.61%	238%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2013	$37.20	0.38	13.95	14.33	(0.38)	—	—	(0.38)	$51.15	38.72%	$7,672	0.35%	1.58%	0.84%	34%
For the Period March 21, 2012[5] through October 31, 2012	$40.00	0.28	(2.76)	(2.48)	(0.32)	—	—	(0.32)	$37.20	(6.24)%	$1,860	0.35%	2.88%	1.21%	17%
Direxion Daily Total Market Bear 1X Shares
For the Year Ended October 31, 2013	$31.64	(0.18)	(7.48)	(7.66)	—	—	—	—	$23.98	(24.21)%	$1,199	0.65%	4.44%	(0.65)%	0%
For the Year Ended October 31, 2012	$39.48	(0.22)	(5.62)	(5.84)	—	(2.00)	—	(2.00)	$31.64	(15.64)%	$4,747	0.65%	3.04%	(0.65)%	0%
For the Period June 15, 2011[5] through October 31, 2011	$40.00	(0.10)	(0.42)	(0.52)	—	—	—	—	$39.48	(1.30)%	$3,948	0.65%	3.70%	(0.64)%	0%
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Year Ended October 31, 2013	$32.80	(0.22)	0.80	0.58	—	—	—	—	$33.38	1.77%	$1,669	0.65%	4.34%	(0.65)%	0%
For the Year Ended October 31, 2012	$35.36	(0.22)	(2.34)	(2.56)	—	—	—	—	$32.80	(7.24)%	$1,640	0.65%	2.76%	(0.65)%	0%
For the Period March 23, 2011[5] through October 31, 2011	$40.00	(0.14)	(4.50)	(4.64)	—	—	—	—	$35.36	(11.60)%	$3,536	0.65%	3.17%	(0.61)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2013	$26.63	(0.18)	2.38	2.20	—	—	—	—	$28.83	8.26%	$8,648	0.65%	1.59%	(0.65)%	0%
For the Year Ended October 31, 2012	$30.24	(0.18)	(3.43)	(3.61)	—	—	—	—	$26.63	(11.94)%	$2,663	0.65%	2.55%	(0.65)%	0%
For the Period March 23, 2011[5] through October 31, 2011	$40.00	(0.14)	(9.62)	(9.76)	—	—	—	—	$30.24	(24.40)%	$3,024	0.65%	3.29%	(0.61)%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2013	$35.48	(0.23)	0.27	0.04	—	—	—	—	$35.52	0.11%	$8,879	0.65%	1.53%	(0.65)%	0%
For the Year Ended October 31, 2012	$37.48	(0.24)	(1.76)	(2.00)	—	—	—	—	$35.48	(5.34)%	$8,869	0.65%	0.92%	(0.65)%	0%
For the Period March 23, 2011[5] through October 31, 2011	$40.00	(0.15)	(2.37)	(2.52)	—	—	—	—	$37.48	(6.30)%	$43,100	0.65%	1.09%	(0.64)%	0%

[1]	Based on average shares outstanding.
[2]

Total return is calculated assuming an intial investments made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

[3]	For periods less than a year, these ratios are annualized.
[4]

Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio.

[5]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	33

Direxion Shares ETF Trust

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013

1.	ORGANIZATION

The Direxion Shares ETF Trust (the “Trust”) is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a registered investment company that has 52 separate series (each, a “Fund” and together the “Funds”). Seven of these Funds are included in this report:

Benchmark Funds	Bear Funds
Direxion All Cap Insider Sentiment Shares	Direxion Daily Total Market Bear 1X Shares
Direxion S&P 500® DRRC Volatility Response Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares

The Benchmark Funds seek to match, after expenses, the return of a benchmark through time. For these Funds, the benchmark performance for the period is the standard against which they should be evaluated. The Benchmark Funds attempt to provide investment results that correlate positively to the return of an index or benchmark. Each Bear Funds investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Bear Funds attempt to provide investment results that correlate negatively to the return of an index or benchmark. These Bear Funds seek -100% of the returns of their respective benchmark indices.

Funds	Index or Benchmark	Daily Target
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion S&P 500® DRRC Volatility Response Shares	S&P 500® Dynamic Rebalancing Risk Control Index	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index	100%
Direxion Daily Total Market Bear 1X Shares	MSCI U.S. Broad Market Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	NYSE 7-10 Year Treasury Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	NYSE 20 Year Plus Treasury Bond Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Barclays Capital U.S. Aggregate Bond Index	-100%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a)  Investment Valuation  – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and Direxion Daily Total Bond Market Bear 1X Shares do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early each of the Bear Funds calculate its NAV as of the time of the recommended close, usually 2:00pm Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ each business day. Over the Counter securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales

34	DIREXION ANNUAL REPORT

price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swaps contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the “Adviser”) under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b)  Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ Custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” on the Statement of Operations and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps” on the Statement of Operations.

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. The Funds do not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are collateralized daily directly to Funds while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this

DIREXION ANNUAL REPORT	35

event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Fund in regard to potential counterparty default and credit-risk related contingent features at October 31, 2013 is as follows:

	Direxion Daily Total Market Bear 1X Shares			Direxion Daily 7-10 Year Treasury Bear 1X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(19,128)	$120,000	$100,872	$—	$—	$—
Deutsche Bank AG London	—	—	—	(3,729)	52,632	48,903
Morgan Stanley Capital Services	(45,419)	300,230	254,811	—	—	—

Total	$(64,547)	$420,230	$355,683	$(3,729)	$52,632	$48,903

	Direxion Daily 20+ Year Treasury Bear 1X Shares			Direxion Daily Total Bond Market Bear 1X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(7,172)	$—	$(7,172)	$(61,250)	$980,000	$918,750
Morgan Stanley Capital Services	—	—	—	(34,189)	750,081	715,892

Total	$(7,172)	$—	$(7,172)	$(95,439)	$1,730,081	$1,634,642

At October 31, 2013, if such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

c)  Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d)  Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e)  Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income and excise taxes. No provision for federal income taxes has been made.

f)  Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

36	DIREXION ANNUAL REPORT

g)  Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012, were as follows:

	Year Ended October 31, 2013			Year Ended October 31, 2012
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$234,033	$—	$—	$39,875	$—	$—
Direxion S&P 500® DRRC Index Volatility Response Shares	74,785	—	—	21,645	—	1,276
Direxion NASDAQ-100® Equal Weighted Index Shares	33,307	—	—	31,802	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	199,643	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	—	—

At October 31, 2013, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$(56,423)	$—	$—	$—	$(56,423)
Direxion S&P 500® DRRC Index Volatility Response Shares	1,133,146	46,932	—	(7,575)	1,172,503
Direxion NASDAQ-100® Equal Weighted Index Shares	22,913	—	—	—	22,913
Direxion Daily Total Market Bear 1X Shares	(223,745)	—	—	(1,444,168)	(1,667,913)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(157,675)	—	—	(512,171)	(669,846)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(184,988)	—	—	(706,941)	(891,929)
Direxion Daily Total Bond Market Bear 1X Shares	(122,340)	—	—	(1,727,019)	(1,849,359)

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$5,588,883	$27,972	$(84,395)	$(56,423)
Direxion S&P 500® DRRC Index Volatility Response Shares	4,193,011	1,183,556	(50,410)	1,133,146
Direxion NASDAQ-100® Equal Weighted Index Shares	7,636,245	240,294	(217,381)	22,913
Direxion Daily Total Market Bear 1X Shares	420,230	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	312,632	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	1,865,655	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	1,730,081	—	—	—

DIREXION ANNUAL REPORT	37

The difference between the book cost of investments and the tax cost of investments are primarily attributable to tax deferral of losses on wash sales, mark to market of unrealized gains on passive foreign investment companies (“PFICs”) and basis adjustments on investments in real estate trusts (“REITs”).

Net investment income and realized gains and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sale of REITs and PFICs, and utilization of earning and profits distributed to shareholders on redemption of shares.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion All Cap Insider Sentiment Shares	$(8,939)	$(1,455,498)	$1,464,437
Direxion S&P 500® DRRC Index Volatility Response Shares	(8,271)	(46,520)	54,791
Direxion NASDAQ-100® Equal Weighted Index Shares	(3,789)	(1,101,005)	1,104,794
Direxion Daily Total Market Bear 1X Shares	27,932	—	(27,932)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	17,100	—	(17,100)
Direxion Daily 20+ Year Treasury Bear 1X Shares	17,928	—	(17,928)
Direxion Daily Total Bond Market Bear 1X Shares	106,618	—	(106,618)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2013.

At October 31, 2013, the Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion All Cap Insider Sentiment Shares	$—
Direxion S&P 500® Volatility Response Shares	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion Daily Total Market Bear 1X Shares	9,963
Direxion Daily 7-10 Year Treasury Bear 1X Shares	9,010
Direxion Daily 20+ Year Treasury Bear 1X Shares	33,379
Direxion Daily Total Bond Market Bear 1X Shares	37,338

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

38	DIREXION ANNUAL REPORT

At October 31, 2013, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Expiring 10/31/2019	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—
Direxion S&P 500® DRRC Index Volatility Response Shares	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	1,434,205	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	67,332	435,829	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	282,257	391,305	—
Direxion Daily Total Bond Market Bear 1X Shares	72,234	1,617,447	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2013, open Federal and state income tax years include the tax years ended October 31, 2012 and October 31, 2013. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h)  Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A creation unit consists of 50,000 shares. Creation units of the Benchmark Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Transaction fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets.

4.	INVESTMENT TRANSACTIONS

The table below displays each Fund’s investment transactions during the year ended October 31, 2013. Purchases represent the aggregate purchases of investments excluding cost of in-kind purchases, short-term investment purchases

DIREXION ANNUAL REPORT	39

and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$67,181,857	$45,307,173	$—	$22,042,448
Direxion S&P 500® DRRC Index Volatility Response Shares	13,410,126	6,015,117	—	5,337,158
Direxion NASDAQ-100® Equal Weighted Index Shares	6,586,414	1,471,799	4,456,930	5,155,033
Direxion Daily Total Market Bear 1X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended October 31, 2013.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.45% (0.30% for the Direxion NASDAQ-100® Equal Weighted Index Shares) at an annual rate based on its average daily net assets.

The Adviser has agreed to waive 0.10% of its fees based on daily net assets at least until September 1, 2015 for the Direxion S&P 500® DRRC Index Volatility Response Shares.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses to the extent that they exceed 0.35% for the Direxion NASDAQ-100® Equal Weighted Index Shares, 0.45% for the Direxion S&P 500® DRRC Index Volatility Response Shares and 0.65% for the Direxion All Cap Insider Sentiment Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and Direxion Daily Total Bond Market Bear 1X Shares of daily net assets at least until September 1, 2015. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2014	October 31, 2015	October 31, 2016
Direxion All Cap Insider Sentiment Shares	$—	$52,022	$—	$72,176	$52,022	$124,198
Direxion S&P 500® DRRC Index Volatility Response Shares	—	57,589	—	139,868	57,589	197,457
Direxion NASDAQ-100® Equal Weighted Index Shares	—	54,528	—	60,646	54,528	115,174
Direxion Daily Total Market Bear 1X Shares	—	89,859	47,971	98,895	89,859	236,725
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	61,281	57,940	61,976	61,281	181,197
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	52,376	58,056	53,381	52,376	163,813
Direxion Daily Total Bond Market Bear 1X Shares	—	63,412	50,165	55,348	63,412	168,925

40	DIREXION ANNUAL REPORT

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently being charged by any Fund, and there are currently no plans to impose these fees.

6.	FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at October 31, 2013:

	Direxion All Cap Insider Sentiment Shares				Direxion S&P 500® DRRC Index Volatility Response Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$5,532,460	$—	$—	$5,532,460	$5,287,722	$—	$—	$5,287,722
Short-Term Investments	—	—	—	—	38,435	—	—	38,435

	Direxion NASDAQ-100® Equal Weighted Index Shares				Direxion Daily Total Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$7,659,158	$—	$—	$7,659,158	$—	$—	$—	$—
Short-Term Investments	—	—	—	—	420,230	—	—	420,230
Other Financial Instruments**	—	—	—	—	—	(64,547)	—	(64,547)

	Direxion Daily 7-10 Year Treasury Bear 1X Shares				Direxion Daily 20+ Year Treasury Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$312,632	$—	$—	$312,632	$1,865,655	$—	$—	$1,865,655
Other Financial Instruments**	—	18,961	—	18,961	—	394,330	—	394,330

	Direxion Daily Total Bond Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,730,081	$—	$—	$1,730,081
Other Financial Instruments**	—	(95,439)	—	(95,439)

*	For further detail on each asset class, see the Schedule of Investments.
**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions,

DIREXION ANNUAL REPORT	41

b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the periods ended October 31, 2012 and year ended October 31, 2013. There were no Level 3 securities held by the Funds during the periods ended October 31, 2012 and year ended October 31, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

7.	VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2013, the Funds were invested in swap contracts. At October 31, 2013, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
	Equity Risk	Interest Rate Risk	Total
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$—	$22,690	$22,690
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	401,502	401,502

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on swaps.

	Liability Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Total Market Bear 1X Shares	$64,547	$—	$64,547
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	3,729	3,729
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	7,172	7,172
Direxion Daily Total Bond Market Bear 1X Shares	—	95,439	95,439

[1]	Statement of Assets and Liabilities location: Net unrealized depreciation on swaps.

Transactions in derivative instruments during the year ended October 31, 2013, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Total Market Bear 1X Shares	Swap Contracts	$(776,336)	$—	$89,215	$—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	—	(28,104)	—	67,547
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	5,962	—	440,952
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(306,289)	—	267,551

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

42	DIREXION ANNUAL REPORT

For the year ended October 31, 2013, the volume of the derivatives held by the Funds was as follows:

Quarterly Average Gross Notional Amounts
Short Equity Swap Contracts

Direxion Daily Total Market Bear 1X Shares	$1,921,063
Direxion Daily 7-10 Year Treasury Bear 1X Shares	1,656,467
Direxion Daily 20+ Year Treasury Bear 1X Shares	5,554,909
Direxion Daily Total Bond Market Bear 1X Shares	7,085,605

The Bear Funds utilize this volume of derivatives in order to meet the investment objectives of -100% daily performance of their respective index.

8.	PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds’ prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds’ counterparties are generally required to post collateral to the Funds to the extent of the Funds’ daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Correlation Risk – A number of factors may affect certain Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01, Disclosures about Offsetting Assets and Liabilities, which improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s

DIREXION ANNUAL REPORT	43

financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the Funds’ financial statements.

10.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Trust has evaluated subsequent events through the issuance of the Funds financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds’ financial statements.

44	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and

Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion All Cap Insider Sentiment Shares, Direxion S&P 500® DRRC Index Volatility Response Shares, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, (certain of the portfolios constituting the Direxion Shares ETF Trust (the Trust) and collectively referred to as the Funds), as of October 31, 2013, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as listed above of the Trust at October 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2013

DIREXION ANNUAL REPORT	45

Direxion Shares ETF Trust

Supplemental Information

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualified interest income rate (“QII”), and the qualified short-term gain rate (“QSTG”) is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	24.66%	24.66%	0.00%	65.98%
Direxion S&P 500® DRRC Index Volatility Response Shares	59.83%	59.83%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	68.20%	68.20%	0.00%	0.00%
Direxion Daily Total Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2013. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

46	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 45	Chairman of Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999-present.	125	None

Non-Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	144	None

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	144	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (14 Funds), MainStay VP Fund Series (28 Funds).

DIREXION ANNUAL REPORT	47

Direxion Shares ETF Trust

Trustees and Officers

Officers
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 45	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	125	N/A
	Chairman of Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly, Vice President, USBFS, 2006 – 2013; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

48	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	The address for all trustees and officers is 1301 Avenue of the Americas (6th Ave.), 35th Floor, New York, NY 10019.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds, which currently offers for sale to the public 18 portfolios, the Direxion Insurance Trust, which currently offers for sale 1 portfolio, and the Direxion Shares ETF Trust, which currently offers for sale to the public 52 of the 125 funds currently registered with the SEC.

(3)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(4)	Each officer of the Trust holds office until his or her successor is elected and qualified or until his or her earlier death, inability to serve, removal or resignation.

DIREXION ANNUAL REPORT	49

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board considered at its August 14, 2013 Board meeting in renewing the Advisory Agreement (“ETF Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Shares ETF Trust (the “ETF Trust”), on behalf of the series listed in the table below, each a series of the ETF Trust (each a “Fund” and collectively, the “Funds”).

Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion All Cap Insider Sentiment Shares
Direxion S&P 500® DRRC Index Volatility Response Shares
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion Daily Total Market Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares

The Funds with Bear 1X in their name are referred to as the “Bear 1X Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the ETF Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2013, to consider these specific contract renewals. In considering whether to renew the ETF Agreements, the Board considered the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance information regarding each operational Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee rate schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.    The Board reviewed the nature, extent and quality of the services provided or to be provided under the ETF Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception and has developed an expertise in managing the Funds. The Board noted that to maintain exposure consistent with the Bear 1X Funds investment objectives, the Bear 1X Funds needed to be rebalanced each day, which is not typical for most traditional ETFs or index funds. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its contractual fee waivers and/or expense reimbursement obligations, if any. The Board also considered that Rafferty’s Chief Compliance Officer utilizes the services of an independent compliance consulting firm for support. The Board also considered that reports from the Chief Compliance Officer have been, and will continue to be, provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds.    The Board considered quarterly reports throughout the year related to the performance of the operational Funds. In addition, the Board evaluated the performance of the operational Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2013; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2013. The Board considered

50	DIREXION ANNUAL REPORT

Rafferty’s explanation that the Bear 1X Funds’ performance is more appropriately compared to the models, rather than to the market indices. The Board also considered Rafferty’s explanation that the Bear 1X Funds are difficult to categorize with other Lipper and Morningstar peer group funds because the Bear 1X Funds seek daily investment results that are inverse to the benchmark index’s performance, while the funds included in the Lipper and Morningstar peer groups generally do not seek inverse investment results.

The Board noted Rafferty’s explanation that the performance of a Bear 1X Fund and its model typically will differ materially from the performance of a Bear 1X Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of an inverse investment strategy or the compounding impact of a Bear 1X Fund’s daily performance. In addition, the Board noted Rafferty’s representation that the underperforming Funds generally underperformed their models due to a combination of factors (as discussed below, collectively, the “Factors”), most notably that: (1) a Fund’s performance will be adversely affected by fund expenses and cash flows into and out of a Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; and (2) for Bear 1X Funds there are tracking differences between the swap contracts held by certain of the Bear 1X Funds and the securities included in their benchmark indices.

The Board considered that the Funds underperformed their models for the year-to-date period ended June 30, 2013. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the Factors.

Costs of Services Provided to the Funds and Profits Realized.    The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Funds are similar to or, in some cases, lower than the advisory fee rates for the comparable fund groups. The Board also considered that Rafferty agreed to limit the total expenses for the Funds through contractual fee waivers and/or expense reimbursements. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. The Board noted that Rafferty had indicated that it is difficult to provide comparisons of the profitability of other investment management firms because comparative information is not, in most cases, publicly available. The Board also considered Rafferty’s explanation that the profitability of investment management firms may be impacted by many factors, including the nature of a fund’s shareholder base, the types of funds managed, a firm’s business mix and the fact that the operating profits and net income of publicly-traded firms are generally reported net of distribution and marketing expenses. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the ETF Agreement were fair and reasonable.

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger, and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that Rafferty instituted breakpoints through an advisory fee contractual waiver for certain Funds. The Board further noted Rafferty’s representation that as each Fund achieves sufficient asset levels and reaches economies of scale these breakpoints will result in a lower advisory fee rate and benefit shareholders. In addition, the Board considered Rafferty’s representation that it was continuing to work on its sales and marketing efforts to raise additional assets in the Funds.

Other Benefits.    The Board considered whether any indirect or “fall-out” benefits that Rafferty, or its affiliates, may derive from their relationship with the Funds. Such benefits may include Rafferty’s ability to leverage its investment personnel or infrastructure to manage other accounts. The Board noted that Rafferty only has one non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, such benefits were fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the ETF Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the ETF Agreement.

DIREXION ANNUAL REPORT	51

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

www.direxionshares.com

Investment Advisor

Rafferty Asset Management, LLC

1301 Avenue of Americas (6th Ave.),

35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 01401

www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC’s website at www.SEC.Gov. Such reports maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Funds’ premium/discount information is available free of charge on the Funds’ website, www.direxionshares.com or by calling 1-866-476-7523.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

52	DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Shares, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

—	Account applications or other forms on which you provide information,

—	Mail, e-mail, the telephone and our website, and

—	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

—	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

—	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ non-public personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (866) 476-7523.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 1. Reports to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2013

1301 Avenue of the Americas (6th Ave.), 35th FloorNew York,  New York 10019www.direxionshares.com

3X BULL FUNDS	3X BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS

Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares

INTERNATIONAL FUNDS

Direxion Daily Brazil Bull 3X Shares	Direxion Daily Brazil Bear 3X Shares
Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares	Direxion Daily Japan Bear 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares	Direxion Daily South Korea Bear 3X Shares

SECTOR FUNDS

Direxion Daily Basic Materials Bull 3X Shares
Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares

SPECIALTY FUNDS

Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

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If you have questions about Direxion Shares e-Delivery services, contact a representative at 866.476.7523.

LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the “ETFs) covers the period from November 1, 2012 to October 31, 2013, (the “Annual Period”).

Direxion Shares Operational Review:

The discussion below relates to the performance of the Direxion Shares exchanged traded funds (the “ETFs”) for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word “Bull” in their name attempt to provide investment results that correlate to 300% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate to -300% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each ETFs daily investment results, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF’s investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF’s objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments so it generates economic exposure consistent with the ETF’s investment objective. These financial instruments include derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which, will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the “Index”). The models and a description of how they work are available on the Direxion Shares website (www.direxionshares.com) under Tools/Tracking Center. The models do not take into account the size of an ETF, the ETF’s expense ratio or any transaction or trading fees associated with creating or maintaining an ETF’s portfolio.

4	DIREXION ANNUAL REPORT

Factors Affecting Direxion Shares Performance:

—

Benchmark Performance – The daily performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

—

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies a ETF’s gains or losses and increases the investment’s risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

—

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily returns of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF’s performance while trending, low volatility markets enhance an ETF’s performance.

—

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus a spread and a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF’s exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF’s performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position.

—

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

—

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury’s semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

—

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index ETFs’ fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Shares seek to provide 300% and -300% of the daily return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor’s® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $31.69 billion dollars and a median market capitalization of $15.37 billion dollars as of September 30, 2013. For the Annual Period, the S&P 500® Index returned 27.18%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 92.31% and Direxion Daily S&P 500® Bear 3X Shares returned -55.99%. The model indicated an expected return of 97.21% for the Direxion Daily S&P 500® Bull 3X Shares and an expected return of -55.32% for the Direxion Daily S&P 500® Bear 3X Shares.

DIREXION ANNUAL REPORT	5

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Mid Cap 400® Index, respectively. The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor’s® selects the 400 stocks comprising the Index on the basis of market values and industry diversification. The Index represents approximately 7% of the U.S. equities market. The companies included in the index have an average market capitalization of more than $3.71 billion dollars and a median market capitalization of $3.36 billion dollars as of September 30, 2013. For the Annual Period, the S&P Mid Cap 400® Index returned 33.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 118.83% and the Direxion Daily Mid Cap Bear 3X Shares returned -63.28%. The model indicated an expected return of 124.46% for the Direxion Daily Mid Cap Bull 3X Shares and an expected return of -62.54% for the Direxion Daily Mid Cap Bear 3X Shares.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $877 million dollars and a median market capitalization of $595 million dollars as of June 30, 2013. For the Annual Period, the Russell 2000® Index returned 36.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 132.90% and the Direxion Daily Small Cap Bear 3X Shares returned -67.02%. The model indicated an expected return of 136.04% for the Direxion Daily Small Cap Bull 3X Shares and an expected return of -65.60% for the Direxion Daily Small Cap Bear 3X Shares.

The Direxion Daily Brazil Bull 3X Shares and the Direxion Daily Brazil Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Brazil 25/50 Index, respectively. The Direxion Daily Brazil Bull 3X Shares commenced operations on April 10, 2013 while the Direxion Daily Brazil Bear 3X Shares commenced operations on May 1, 2013. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The companies included in the index have an average market capitalization of more than $15.21 billion dollars and a median market capitalization of $4.13 billion dollars as of June 30, 2013. Additionally, as of March 31, 2013, the Index is concentrated in the financial sector, but this concentration may change in the future based on the Index’s methodology and the varying nature of Brazil’s economy. For the period from April 10, 2013 to October 31, 2013, the MSCI Brazil 25/50 Index returned -6.51%. For the period from May 1, 2013 to October 31, 2013, the MSCI Brazil 25/50 Index returned -6.92%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Brazil Bull 3X Shares returned -28.81% and the Direxion Daily Brazil Bear 3X Shares returned 3.05% since their respective commencement of operations. The model indicated an expected return of -27.63% for the Direxion Daily Brazil Bull 3X Shares and an expected return of 5.35% for the Direxion Daily Brazil Bear 3X Shares.

The Direxion Daily China Bull 3X Shares and the Direxion Daily China Bear 3X Shares seek to provide 300% and -300% of the daily return of The Bank of New York Mellon China Select ADR Index®, respectively. The BNY Mellon China Select ADR Index® is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and Nasdaq Stock Market (“NASDAQ”) of companies from China which meet certain criteria. As of September 30, 2013, the index is comprised of 43 constituents with an average market capitalization of over $19.12 billion dollars and a median market capitalization of $2.21 billion dollars. For the Annual Period, The Bank of New York Mellon China Select ADR Index® returned 27.70%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The

6	DIREXION ANNUAL REPORT

Direxion Daily China Bull 3X Shares returned 82.49% and the Direxion Daily China Bear 3X Shares returned -63.67%. The model indicated an expected return of 86.95% for the Direxion Daily China Bull 3X Shares and an expected return of -61.30% for the Direxion Daily China Bear 3X Shares.

The Direxion Daily Developed Markets Bull 3X Shares and the Direxion Daily Developed Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI EAFE® Index, respectively. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index consisted of 30 developed market country indices. The companies included in the index have an average market capitalization of more than $17.05 billion dollars and a median market capitalization of $7.81 billion dollars as of June 30, 2013. For the Annual Period, the MSCI EAFE® Index (Net) returned 26.88%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Developed Markets Bull 3X Shares returned 88.23% and the Direxion Daily Developed Markets Bear 3X Shares returned -57.10%. The model indicated an expected return of 92.49% for the Direxion Daily Developed Markets Bull 3X Shares and an expected return of -56.39% for the Direxion Daily Developed Markets Bear 3X Shares.

The Direxion Daily Emerging Markets Bull 3X Shares and the Direxion Daily Emerging Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Emerging Markets IndexSM, respectively. The MSCI Emerging Markets IndexSM is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2013, the Index consisted of the following 25 emerging market country indices: Australia, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and United States. For the Annual Period, the MSCI Emerging Market IndexSM (Net) returned 6.53%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets Bull 3X Shares returned 3.43% and the Direxion Daily Emerging Markets Bear 3X Shares returned -31.27%. The model indicated an expected return of 6.08% for the Direxion Daily Emerging Markets Bull 3X Shares and an expected return of -29.47% for the Direxion Daily Emerging Markets Bear 3X Shares.

The Direxion Daily India Bull 3X Shares seeks to provide 300% of the daily return of the Indus India Index. The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The Index utilizes a proprietary measure called IndusCap, which takes into account restrictions on foreign ownership of Indian securities imposed by Indian regulators; and has thus been created specifically for use by funds managed on behalf of foreign investors (i.e. investors outside of India). The India Index has 50 constituents, spread among the following sectors: Information Technology, Health Services, Financial Services, Heavy Industry, Consumer Products and Other. The India Index is supervised by an index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets. For the Annual Period, the Indus India Index returned 0.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3X Shares returned -27.45%. The model indicated an expected return of -26.86% for the Direxion Daily India Bull 3X Shares.

The Direxion Daily Japan Bull 3X Shares and the Direxion Daily Japan Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Japan Index, respectively. The Direxion Daily Japan Bull 3X Shares and Direxion Daily Japan Bear 3X Shares commenced operations on June 26, 2013. The MSCI Japan Index is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The MSCI Japan Index takes into account both price performance and income from dividend payments. For the stated period, the MSCI Japan Index returned 10.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Japan Bull 3X Shares returned 24.13% and the Direxion Daily Japan Bear 3X Shares returned -29.20% for the stated period. The model indicated an expected return of 25.33% for the Direxion Daily Japan Bull 3X Shares and an expected return of -26.32% for the Direxion Daily Japan Bear 3X Shares.

DIREXION ANNUAL REPORT	7

The Direxion Daily Latin America Bull 3X Shares seek to provide 300% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Brazil, Mexico, Chile, and Peru. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue chip companies from the Latin American markets, and capturing 70% of their total market capitalization. The index constituents are leading, large, liquid companies from the Latin American markets with an average market capitalization of $27.09 billion and a median market capitalization of $13.77 billion as of September 30, 2013. For the Annual Period, the S&P® Latin America 40 Index returned -2.77%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -20.13%. The model indicated an expected return of -16.54% for the Direxion Daily Latin America Bull 3X Shares.

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300% of the daily return of the Market Vectors Russia Index, respectively. The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. In exceptional cases, companies with less than 50% of their revenues derived from Russia may be eligible for inclusion in the index. Components of the index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the index and issuers of such stocks must have traded at least 250,000 shares each month over the previous six months. For the Annual Period, the Market Vectors Russia Index returned 5.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned 7.35% and the Direxion Daily Russia Bear 3X Shares returned -41.58%. The model indicated an expected return of 8.88% for the Direxion Daily Russia Bull 3X Shares and an expected return of -37.68% for the Direxion Daily Russia Bear 3X Shares.

The Direxion Daily South Korea Bull 3X Shares and the Direxion Daily South Korea Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Korea 25/50 Index, respectively. The Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The companies included in the index have an average market capitalization of more than $8.68 billion dollars and a median market capitalization of $4.37 billion dollars as of September 30, 2013. Additionally, as of March 31, 2013, the Index is concentrated in the information technology sector, but this concentration may change in the future based on the Index’s methodology and the varying nature of South Korea’s economy. For the period from April 10, 2013 to October 31, 2013, the MSCI Korea 25/50 Index returned 15.68%. For the period from May 1, 2013 to October 31, 2013, the MSCI Korea 25/50 Index returned 11.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily South Korea Bull 3X Shares returned 36.35% and the Direxion Daily South Korea Bear 3X Shares returned -34.25% since their respective commencement of operations. The model indicated an expected return of 38.72% for the Direxion Daily South Korea Bull 3X Shares and an expected return of -32.70% for the Direxion Daily South Korea Bear 3X Shares.

The Direxion Daily Basic Materials Bull 3X Shares seeks to provide 300% of the daily return of the Materials Select Sector Index. The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor’s 500® Index (“S&P 500®”). Nine Select Sector Indexes, including the Materials Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Materials Select Sector Index returned 25.01%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Basic Materials Bull 3X Shares returned 77.47%. The model indicated an expected return of 82.21% for the Direxion Daily Basic Materials Bull 3X Shares.

8	DIREXION ANNUAL REPORT

The Direxion Daily Gold Miners Bull 3X Shares and the Direxion Daily Gold Miners Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE Arca Gold Miners Index, respectively. The NYSE Arca Gold Miners Index is comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. The companies included in the index have an average market capitalization of more than $4.4 billion dollars and a median market capitalization of $2.4 billion dollars as of September 30, 2013. For the Annual Period, the NYSE Arca Gold Miners Index returned -52.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Bull 3X Shares returned -94.16% and the Direxion Daily Gold Miners Bear 3X Shares returned 158.51%. The model indicated an expected return of -93.74% for the Direxion Daily Gold Miners Bull 3X Shares and an expected return of 172.59% for the Direxion Daily Gold Miners Bear 3X Shares.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor’s 500® Index (“S&P 500®”). Nine Select Sector Indexes, including the Health Care Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Health Care Select Sector Index returned 34.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 125.87%. The model indicated an expected return of 132.97% for the Direxion Daily Healthcare Bull 3X Shares.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300% of the daily return of the Market VectorsTM Junior Gold Miners Index, respectively. The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares commenced operations on October 3, 2013. The Market VectorsTM Junior Gold Miners index is a MCap-weighted total return Index. It covers the largest & most liquid small-cap companies that derive 50%+ from Gold or Silver mining or have properties to do so. Companies must have $1m ADTV, $250k shares/mth and $150+ m market cap. The cap weight is limited to a maximum of 8% per company; the index is reviewed quarterly. As of September 30, 2013, the average market cap of the index was $362.46 million and the Median Market Cap was $294.74 million. For the stated period, the Market VectorsTM Junior Gold Miners Index returned -4.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned -23.50% and the Direxion Daily Junior Gold Miners Index Bear 3X Shares returned 6.73% for the stated period. The model indicated an expected return of -15.71% for the Direxion Daily Junior Gold Miners Index Bull 3X Shares and an expected return of 5.13% for the Direxion Daily Junior Gold Miners Index Bear 3X Shares.

The Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares seek to provide 300% and -300% of the daily return of the ISE-Revere Natural Gas IndexTM, respectively. The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The securities selected for the index derive a substantial portion of their revenues from the exploration and production of natural gas. Eligible candidates are also screened by stock performance variables (such as P/E and ROE) as well as statistical factors. This is done to optimize the performance of the index and to ensure that the index has significant correlation to the price of natural gas. The Index uses an equal-weighted methodology due to the diversity in market capitalization size among the component stocks. For this Annual Period, the ISE-Revere Natural Gas IndexTM returned 18.39%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned 40.78% and the Direxion Daily Natural Gas Related Bear 3X Shares returned -56.32%. The model indicated an expected return of 42.91% for the Direxion Daily Natural Gas Related Bull 3X Shares and an expected return of -55.04% for the Direxion Daily Natural Gas Related Bear 3X Shares.

DIREXION ANNUAL REPORT	9

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the Russell 1000® Retail Index. The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. These companies include specialty retailers as well as diversified retailers such as department stores, discount stores, and superstores. The Retail Index does not include retailers selling consumer staples, such as supermarkets, drugstores, and liquor stores. For the Annual Period, the Russell 1000® Retail Index returned 30.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 106.43%. The model indicated an expected return of 110.86% for the Direxion Daily Retail Bull 3X Shares.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300% of the daily return of the PHLX Semiconductor Sector Index, respectively. The Semiconductor Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. As of September 30, 2013, the Semiconductor Index included companies with a median market capitalization of $7.63 billion. The average capitalization of the companies comprising the Semiconductor Index was approximately $14.47 billion. For the Annual Period, the PHLX Semiconductor Index returned 40.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 146.36% and the Direxion Daily Semiconductor Bear 3X Shares returned -71.44%. The model indicated an expected return of 151.41% for the Direxion Daily Semiconductor Bull 3X Shares and an expected return of -70.93% for the Direxion Daily Semiconductor Bear 3X Shares.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300% of the daily return of the Energy Select Sector Index, respectively. The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Energy Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Energy Select Sector Index returned 20.21%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned 67.52% and the Direxion Daily Energy Bear 3X Shares returned -53.83%. The model indicated an expected return of 71.84% for the Direxion Daily Energy Bull 3X Shares and an expected return of -53.02% for the Direxion Daily Energy Bear 3X Shares.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 1000® Financial Services Index, respectively. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large cap U.S. equity market. As of September 30, 2013, the Index had an average market capitalization of over $15.48 billion dollars and a median market capitalization of $5.17 billion dollars. For the Annual Period, the Russell 1000® Financial Services Index returned 31.50%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 108.70% and the Direxion Daily Financial Bear 3X Shares returned -61.99%. The model indicated an expected return of 114.07% for the Direxion Daily Financial Bull 3X Shares and an expected return of -61.00% for the Direxion Daily Financial Bear 3X Shares.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI U.S. REIT IndexSM, respectively. The Real Estate Index is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT IndexSM includes only REIT securities that are of reasonable size in terms of full and free float adjusted market capitalization to ensure that the performance of the Equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes. For the Annual Period, the MSCI U.S. REIT IndexSM

10	DIREXION ANNUAL REPORT

returned 11.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Real Estate Bull 3X Shares returned 25.97% and the Direxion Daily Real Estate Bear 3X Shares returned -39.17%. The model indicated an expected return of 28.95% for the Direxion Daily Real Estate Bull 3X Shares and an expected return of -37.12% for the Direxion Daily Real Estate Bear 3X Shares.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300% of the daily return of the Technology Select Sector Index, respectively. The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Technology Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Technology Select Sector Index returned 16.50%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 56.22% and the Direxion Daily Technology Bear 3X Shares returned -47.40%. The model indicated an expected return of 60.54% for the Direxion Daily Technology Bull 3X Shares and an expected return of -46.44% for the Direxion Daily Technology Bear 3X Shares.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE 7-10 Year Treasury Bond Index, respectively. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned -2.99%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned -10.25% and Direxion Daily 7-10 Year Treasury Bear 3X Shares returned 3.19%. The model indicated an expected return of -9.54% for the Direxion Daily 7-10 Year Treasury Bull 3X Shares and an expected return of 7.37% for the Direxion Daily 7-10 Year Treasury Bear 3X Shares.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE 20 Year Plus Treasury Bond Index, respectively. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The NYSE 20 Year Plus Treasury Bond Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20 Year Plus Treasury Bond Index returned -10.21%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned -32.29% and the Direxion Daily 20+ Year Treasury Bear 3X Shares returned 21.22%. The model indicated an expected return of -30.65% for the Direxion Daily 20+ Year Treasury Bull 3X Shares and an expected return of 24.94% for the Direxion Daily 20+ Year Treasury Bear 3X Shares.

Market Conditions Affecting Direxion Shares Performance:

A general review of economic conditions and market events, as well as index performance, is below for the period described.

Index & Market Review:

Over the fiscal year, Rafferty managed ETFs of five different categories of indices – domestic equity, sector, specialty, international and fixed-income.

DIREXION ANNUAL REPORT	11

The domestic equity markets enjoyed strong gains during the Annual Period, with the S&P 500 Index appreciating 27%. While the markets moved in a rather sideways fashion in November and December, they started their upward journey with the turn of the New Year. Experiencing strong performance into February, the markets saw a slight drop at the end of the month relating to the uncertainty over the Federal Reserve’s future tapering of Quantitative Easing. Subsequent comments from Federal Reserve Chairman Ben Bernanke allayed any short-term investor doubt regarding continued Quantitative Easing, spurring a record high in May. Not surprisingly, the continued theme of potential Quantitative Easing tapering drove a larger market correction in June. With the strong corporate earnings and economic data fueling optimism, as well as an improving jobs market, the S&P 500 moved higher into the late summer months. The S&P 500 experienced bouts of weakness along the way, but it ultimately attained new record levels in mid-September. The end of the Annual Period was characterized by U.S. debt-limit concerns and a U.S. government shutdown, with lawmakers deadlocked over an extension that would have avoided a U.S. default on obligations. A mid-October deal put government workers back to their jobs, lifting the debt limit and driving strong market performance into the end of the Annual Period.

Over the course of the Annual Period, market sectors experienced wide divergences in terms of overall performance. Of the specified sectors represented by Direxion, the Semiconductor space was the strongest performing individual sector, with gains of nearly 41% for the Annual Period. Healthcare was a close second, up nearly 35% for the Annual Period with the Financial and Retail sectors following closely behind, both up approximately 30% for the Period. Each of these sectors outperformed the broader S&P 500 Index. On the opposite end of the spectrum, the weakest performing sector was the Gold Miners, with the NYSE Arca Gold Miners Index declining nearly 52% for the Annual Period. The Junior Gold Miners underperformed the Gold Miners, declining 58.5% for the full Annual Period, although the Direxion Daily Junior Gold Miner Bull and Bear 3X funds were launched on October 3, 2013, hence only capturing the performance of the final month of the Period. Gold stocks saw a strong pullback over the course of the year due to both a decrease in gold prices, as well as expectations of the unwinding of the Federal Reserve’s Quantitative Easing program.

With respect to Direxion’s international product representation, the Bank of New York Mellon China Select ADR Index was the strongest performing Index, with returns approaching nearly 30% during the Annual Period. After touching its low point for the Annual Period in late June, the Bank of New York Mellon China Select ADR Index saw a strong rally through the end of the Annual Period. The MSCI EAFE Index saw the second strongest return during the Period, gaining nearly 27%. The MSCI EAFE Index is composed of developed market countries in Europe, Australia, Asia, Israel and the Far East. The Brazilian market was one of the worst performers for the Annual Period, declining 3%. The Direxion Daily Brazil Bull and Bear 3x funds were launched in April and the underlying Index declined 7.3% from launch date through the end of the Annual Period. Underperformers for the Annual Period also include India and Latin America (S&P Latin America 40 Index).

The Federal Reserve and the anticipation of its action was the dominant theme in fixed income markets over the Annual Period. Domestic fixed income markets increasingly priced in the notion of the Federal Reserve’s deceleration of asset purchases, leading to the rise of the 10-Year Treasury yield to a high of 3% in September. During the Annual Period, fixed income markets saw a boost in demand for treasuries due to the taper failing to materialize, geopolitical risk in Syria and the risk of the U.S. government shutting down. High yield corporate bonds produced strong returns throughout the Annual Period, producing a total return of 7.33% (as measured by the iShares iBoxx HY Index) due to high credit sensitivity and lower interest rate sensitivity having resulted in this environment. Recent jobs reports and GDP figures highlighted the fact the U.S. economic activities expanded at a faster-than-forecasted pace, further weakening the case for the Federal Reserve to maintain stimulus.

Index Volatility:

Federal Reserve Chairman Ben Bernanke’s announcements regarding monetary policy served as the main proponent of Domestic Market Volatility during the Annual Period. Domestic Market Volatility – measured by The Chicago Board of Options Exchange Volatility Index (the “VIX Index”) – remained steady into the end of 2012, at which time the VIX Index escalated in late December due to anticipated expiration of “Operation Twist” and the Federal Reserve expanding Quantitative Easing. After touching its peak for the Annual Period in late December, the VIX Index declined sharply in early January and experienced spikes in February, April and again in late May. The VIX Index rose sharply in late May and temporarily peaked towards the end of June, before again receding to tamer levels. Following the June 19th Federal Reserve announcement, volatility again declined quickly, returning to early 2013-form before rising again in late

12	DIREXION ANNUAL REPORT

September. The September VIX Index increase coincided with the anticipation of the next Federal Reserve announcement regarding the fate of the Quantitative Easing program. In the Federal Reserve release on September 18th, Chairman Ben Bernanke pushed back the eventual taper, which led to a decline of the VIX Index to a more mild level to close out the Annual Period.

Higher volatility negatively impacts an ETF’s performance as described in the previous section. The volatility of each index used as a benchmark for Direxion ETF is below. The index returns for the period are also presented below. Due to the compounding associated with products which seek leveraged and inverse daily returns, the return of the ETF for the period bears little relationship to the return of the Index.

INDEX	RETURN	VOLATILITY
S&P 500® Index	27.18%	11.57%
S&P Mid Cap 400® Index	33.48%	13.54%
Russell 2000® Index	36.28%	14.86%
Materials Select Sector Index	25.01%	14.91%
NYSE Arca Gold Miners Index	-52.49%	43.11%
Health Care Select Sector Index	34.58%	11.97%
Market VectorsTM Junior Gold Miners Index	-4.30%[1]	40.65%
ISE-Revere Natural Gas IndexTM	18.39%	21.82%
Russell 1000® Retail Index	30.22%	12.15%
PHLX Semiconductor Sector Index	40.71%	18.21%
Energy Select Sector Index	20.21%	15.14%
Russell 1000® Financial Services Index	31.50%	13.84%
MSCI U.S. REIT IndexSM	11.42%	15.01%
Technology Select Sector Index	16.50%	12.69%
MSCI Brazil 25/50 Index	-6.51%[2]	23.59%
The Bank of New York Mellon China Select ADR Index®	27.70%	18.59%
MSCI EAFE® Index	26.80%	13.65%
MSCI Emerging Markets IndexSM	5.28%	17.63%
Indus India Index	0.22%	27.96%
MSCI Japan Index	10.66%[3]	18.47%
S&P® Latin America 40 Index	-2.77%	17.63%
Market Vectors Russia Index	5.78%	20.42%
MSCI Korea 25/50 Index	15.68%[4]	20.50%
NYSE 7-10 Year Treasury Bond Index	-2.99%	5.60%
NYSE 20 Year Plus Treasury Bond Index	-10.21%	12.43%

[1]	This return reflects the period from October 3, 2013 to October 31, 2013.
[2]	This return reflects the period from April 10, 2013 to October 31, 2013. The return for the period from May 1, 2013 to October 31, 2013 was -6.92%, and volatility was 23.50% for the same period.
[3]	This return reflects the period from June 26, 2013 to October 31, 2013.
[4]	This return reflects the period from April 10, 2013 to October 31, 2013. The return for the period from May 1, 2013 to October 31, 2013 was 11.06%, and volatility was 19.89% for the same period.

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis	Patrick Rudnick
President	Principal Financial Officer

DIREXION ANNUAL REPORT	13

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs’ statutory and summary prospectus. To obtain a prospectus, please visit www.direxionshares.com or call 1-866-476-7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by a ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF’s prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs’ investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2013 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

Date of First Use: December 20, 2013

14	DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary

November 5, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® Bull 3X Shares (NAV)	92.31%	40.51%	26.32%
Direxion Daily S&P 500® Bull 3X Shares (Market price)	93.07%	40.46%	26.30%
S&P 500® Index	27.18%	16.56%	14.34%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	15

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary

November 5, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly S&P 500® Bear 3X Shares (NAV)	(55.99)%	(47.53)%	(51.71)%
Direxion Monthly S&P 500® Bear 3X Shares (Market price)	(56.13)%	(47.50)%	(51.72)%
S&P 500® Index	27.18%	16.56%	14.34%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

16	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary

January 8, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Mid Cap Bull 3X Shares (NAV)	118.83%	41.03%	50.03%
Direxion Daily Mid Cap Bull 3X Shares (Market price)	119.42%	41.42%	40.41%
S&P Mid Cap 400® Index	33.48%	17.55%	21.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	17

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary

January 8, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(63.28)%	(51.48)%	(60.28)%
Direxion Daily Mid Cap Bear 3X Shares (Market price)	(63.40)%	(51.47)%	(60.27)%
S&P Mid Cap 400® Index	33.48%	17.55%	21.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.34%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

18	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary

November 5, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Small Cap Bull 3X Shares (NAV)	132.90%	36.30%	20.56%
Direxion Daily Small Cap Bull 3X Shares (Market price)	134.02%	36.41%	20.62%
Russell 2000® Index	36.28%	17.69%	16.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S.equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	19

Direxion Daily Small Cap Bear 3X Shares

Performance Summary

November 5, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Small Cap Bear 3X Shares (NAV)	(67.02)%	(57.53)%	(64.43)%
Direxion Daily Small Cap Bear 3X Shares (Market price)	(67.09)%	(57.57)%	(66.43)%
Russell 2000® Index	36.28%	17.69%	16.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S.equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

20	DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Performance Summary

April 10, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Brazil Bull 3X Shares (NAV)	(28.81)%
Direxion Daily Brazil Bull 3X Shares (Market Price)	(28.42)%
MSCI Brazil 25/50 Index	(6.51)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies (“RICs”) under federal tax regulations. One such requirement is that at the end of each quarter of a RIC’s tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	21

Direxion Daily Brazil Bear 3X Shares

Performance Summary

May 1, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Brazil Bear 3X Shares (NAV)	3.05%
Direxion Daily Brazil Bear 3X Shares (Market Price)	0.00%
MSCI Brazil 25/50 Index	(6.92)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies (“RICs”) under federal tax regulations. One such requirement is that at the end of each quarter of a RIC’s tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

22	DIREXION ANNUAL REPORT

Direxion Daily China Bull 3X Shares

Performance Summary

December 3, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily China Bull 3X Shares (NAV)	82.49%	(16.12)%	(6.24)%
Direxion Daily China Bull 3X Shares (Market price)	80.94%	(16.25)%	(6.24)%
Bank of New York Mellon China Select ADR Index®	27.70%	0.75%	4.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Bank of New York Mellon China Select ADR® Index is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and Nasdaq Stock Market (“NASDAQ”). The performance of The Bank of New York Mellon China Select ADR® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	23

Direxion Daily China Bear 3X Shares

Performance Summary

December 3, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily China Bear 3X Shares (NAV)	(63.67)%	(35.53)%	(42.61)%
Direxion Daily China Bear 3X Shares (Market price)	(63.37)%	(35.54)%	(42.64)%
Bank of New York Mellon China Select ADR Index®	27.70%	0.75%	4.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.38%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Bank of New York Mellon China Select ADR® Index is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and Nasdaq Stock Market (“NASDAQ”). The performance of The Bank of New York Mellon China Select ADR® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

24	DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Performance Summary

December 17, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Developed Markets Bull 3X Shares (NAV)	88.23%	8.27%	12.56%
Direxion Daily Developed Markets Bull 3X Shares (Market price)	88.10%	8.17%	12.63%
MSCI EAFE® Index	26.88%	8.38%	12.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.54%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	25

Direxion Daily Developed Markets Bear 3X Shares

Performance Summary

December 17, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Developed Markets Bear 3X Shares (NAV)	(57.10)%	(42.17)%	(51.19)%
Direxion Daily Developed Markets Bear 3X Shares (Market price)	(57.12)%	(42.17)%	(51.22)%
MSCI EAFE® Index	26.88%	8.38%	12.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.59%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

26	DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Performance Summary

December 17, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Emerging Markets Bull 3X Shares (NAV)	3.43%	(20.89)%	8.30%
Direxion Daily Emerging Markets Bull 3X Shares (Market price)	3.35%	(20.91)%	8.31%
MSCI Emerging Markets IndexSM	6.53%	0.30%	15.73%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	27

Direxion Daily Emerging Markets Bear 3X Shares

Performance Summary

December 17, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Emerging Markets Bear 3X Shares (NAV)	(31.27)%	(30.49)%	(58.67)%
Direxion Daily Emerging Markets Bear 3X Shares (Market price)	(31.31)%	(30.56)%	(58.68)%
MSCI Emerging Markets IndexSM	6.53%	0.30%	15.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

28	DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Performance Summary

March 11, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily India Bull 3X Shares (NAV)	(27.45)%	(35.79)%	(25.80)%
Direxion Daily India Bull 3X Shares (Market price)	(27.54)%	(35.71)%	(25.80)%
Indus India Index	0.22%	(8.84)%	(3.34)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.45%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The performance of the Indus India Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	29

Direxion Daily Japan Bull 3X Shares

Performance Summary

June 26, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Japan Bull 3X Shares (NAV)	24.13%
Direxion Daily Japan Bull 3X Shares (Market Price)	24.68%
MSCI Japan Index	10.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japan equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

30	DIREXION ANNUAL REPORT

Direxion Daily Japan Bear 3X Shares

Performance Summary

June 26, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Japan Bear 3X Shares (NAV)	(29.20)%
Direxion Daily Japan Bear 3X Shares (Market Price)	(30.80)%
MSCI Japan Index	10.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japan equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	31

Direxion Daily Latin America Bull 3X Shares

Performance Summary

December 3, 20091 —October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	(20.13)%	(32.00)%	(25.57)%
Direxion Daily Latin America Bull 3X Shares (Market price)	(20.41)%	(31.90)%	(25.54)%
S&P® Latin America 40 Index	(2.77)%	(5.74)%	(2.03)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

32	DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Performance Summary

May 25, 20111 —October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	7.35%	(43.23)%
Direxion Daily Russia Bull 3X Shares (Market Price)	7.48%	(43.17)%
Market Vectors Russia Index	5.78%	(7.79)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.57%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	33

Direxion Daily Russia Bear 3X Shares

Performance Summary

May 25, 20111 —October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	(41.58)%	(38.68)%
Direxion Daily Russia Bear 3X Shares (Market Price)	(41.43)%	(38.72)%
Market Vectors Russia Index	5.78%	(7.79)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.88%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

34	DIREXION ANNUAL REPORT

Direxion Daily South Korea Bull 3X Shares

Performance Summary

April 10, 20131 —October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily South Korea Bull 3X Shares (NAV)	36.35%
Direxion Daily South Korea Bull 3X Shares (Market Price)	36.78%
MSCI Korea 25/50 Index	15.68%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies (“RICs”) under federal tax regulations. One such requirement is that at the end of each quarter of a RIC’s tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	35

Direxion Daily South Korea Bear 3X Shares

Performance Summary

May 1, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily South Korea Bear 3X Shares (NAV)	(34.25)%
Direxion Daily South Korea Bear 3X Shares (Market Price)	(34.50)%
MSCI Korea 25/50 Index	11.06%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies (“RICs”) under federal tax regulations. One such requirement is that at the end of each quarter of a RIC’s tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

36	DIREXION ANNUAL REPORT

Direxion Daily Basic Materials Bull 3X Shares

Performance Summary

June 15, 20111—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Basic Materials Bull 3X Shares (NAV)	77.47%	5.89%
Direxion Daily Basic Materials Bull 3X Shares (Market Price)	77.66%	6.09%
Materials Select Sector Index	25.01%	8.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.33%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P® Materials Select Sector Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. The Index is one of nine Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	37

Direxion Daily Gold Miners Bull 3X Shares

Performance Summary

December 8, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Gold Miners Bull 3X Shares (NAV)	(94.16)%	(71.92)%
Direxion Daily Gold Miners Bull 3X Shares (Market Price)	(94.17)%	(71.89)%
NYSE ARCA Gold Miners Index	(52.49)%	(26.90)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

38	DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Bear 3X Shares

Performance Summary

December 8, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Gold Miners Bear 3X Shares (NAV)	158.51%	18.01%
Direxion Daily Gold Miners Bear 3X Shares (Market Price)	158.80%	17.90%
NYSE ARCA Gold Miners Index	(52.49)%	(26.90)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of -200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	39

Direxion Daily Healthcare Bull 3X Shares

Performance Summary

June 15, 20111—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	125.87%	60.33%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	127.06%	60.67%
Health Care Select Sector Index	34.58%	21.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.28%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P® Health Care Select Sector Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 90% of the U.S. market and has an average market capitalization of $14.4 billion dollars and a median market capitalization of $5.3 billion dollars as of December 31, 2010.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

40	DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Performance Summary

October 3, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Junior Gold Miners Index Bull 3X Shares (NAV)	(23.50)%
Direxion Daily Junior Gold Miners Index Bull 3X Shares (Market Price)	(22.73)%
Market VectorsTM Junior Gold Miners Index	(4.30)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market VectorsTM Junior Gold Miners Index is composed of equity securities of issuers involved in the exploration and production of gold. The performance of the Market VectorsTM Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	41

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Performance Summary

October 3, 20131—October 31, 2013 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Junior Gold Miners Index Bear 3X Shares (NAV)	6.73%
Direxion Daily Junior Gold Miners Index Bear 3X Shares (Market Price)	6.25%
Market VectorsTM Junior Gold Miners Index	(4.30)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market VectorsTM Junior Gold Miners Index is composed of equity securities of issuers involved in the exploration and production of gold. The performance of the Market VectorsTM Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

42	DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary

July 14, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	40.78%	(7.08)%	(4.05)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market price)	39.39%	(7.23)%	(4.21)%
ISE-Revere Natural Gas IndexTM	18.39%	5.91%	7.04%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.29%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	43

Direxion Daily Natural Gas Related Bear 3X Shares

Performance Summary

July 14, 20101 —October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Natural Gas Related Bear 3X Shares (NAV)	(56.32)%	(42.01)%	(41.93)%
Direxion Daily Natural Gas Related Bear 3X Shares (Market)	(56.20)%	(42.04)%	(41.95)%
ISE-Revere Natural Gas IndexTM	18.39%	5.91%	7.04%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.29%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The ISE-Revere Natural Gas Index TM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas Index TM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of -200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

44	DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary

July 14, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	106.43%	68.71%	72.08%
Direxion Daily Retail Bull 3X Shares (Market price)	107.56%	69.15%	72.45%
Russell 1000® Retail Index	30.22%	23.67%	25.73%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.87%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. The performance of the Russell 1000® Retail Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	45

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary

March 11, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	146.36%	15.99%	11.01%
Direxion Daily Semiconductor Bull 3X Shares (Market price)	146.68%	15.98%	11.01%
PHLX Semiconductor Sector Index	40.71%	12.58%	11.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the Philadelphia Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

46	DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary

March 11, 20101—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year[4]	3 Year	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(71.44)%	(52.93)%	(53.78)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(71.46)%	(52.89)%	(53.75)%
PHLX Semiconductor Sector Index	40.71%	12.58%	11.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the Philadelphia Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	47

Direxion Daily Energy Bull 3X Shares

Performance Summary

November 6, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Energy Bull 3X Shares (NAV)	67.52%	29.51%	9.63%
Direxion Daily Energy Bull 3X Shares (Market price)	67.54%	29.66%	9.68%
Energy Select Sector Index	20.21%	13.45%	11.28%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

48	DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Performance Summary

November 6, 20081 —October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Energy Bear 3X Shares (NAV)	(53.83)%	(53.20)%	(58.55)%
Direxion Daily Energy Bear 3X Shares (Market price)	(53.90)%	(53.20)%	(58.56)%
Energy Select Sector Index	20.21%	13.45%	11.28%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	49

Direxion Daily Financial Bull 3X Shares

Performance Summary

November 6, 20081 —October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Financial Bull 3X Shares (NAV)	108.70%	27.05%	(14.43)%
Direxion Daily Financial Bull 3X Shares (Market price)	108.94%	27.16%	(14.38)%
Russell 1000® Financial Services Index	31.50%	15.07%	10.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

50	DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary

November 6, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Financial Bear 3X Shares (NAV)	(61.99)%	(52.90)%	(70.70)%
Direxion Daily Financial Bear 3X Shares (Market price)	(62.04)%	(52.92)%	(70.72)%
Russell 1000® Financial Services Index	31.50%	15.07%	10.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	51

Direxion Daily Real Estate Bull 3X Shares

Performance Summary

July 16, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Real Estate Bull 3X Shares (NAV)	25.97%	20.13%	56.89%
Direxion Daily Real Estate Bull 3X Shares (Market Price)	26.46%	20.03%	56.71%
MSCI U.S. REIT IndexSM	11.42%	12.26%	24.84%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

MSCI U.S.REIT Index SM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI US REIT Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

52	DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Performance Summary

July 16, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Real Estate Bear 3X Shares (NAV)	(39.17)%	(48.25)%	(66.24)%
Direxion Daily Real Estate Bear 3X Shares (Market Price)	(39.45)%	(48.25)%	(66.22)%
MSCI U.S. REIT IndexSM	11.42%	12.26%	24.86%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.39%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

MSCI US REIT Index SM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI US REIT Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	53

Direxion Daily Technology Bull 3X Shares

Performance Summary

December 17, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Technology Bull 3X Shares (NAV)	56.22%	24.16%	45.94%
Direxion Daily Technology Bull 3X Shares (Market Price)	56.44%	24.19%	46.13%
Technology Select Sector Index	16.50%	11.43%	16.76%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

54	DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary

December 17, 20081—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Technology Bear 3X Shares (NAV)	(47.40)%	(43.05)%	(56.52)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(47.55)%	(43.07)%	(56.56)%
Technology Select Sector Index	16.50%	11.43%	16.76%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	55

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary

April 16, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	(10.25)%	9.23%	8.52%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market price)	(10.36)%	9.25%	8.50%
NYSE 7-10 Year Treasury Bond Index	(2.99)%	3.57%	4.35%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

56	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary

April 16, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	3.19%	(16.48)%	(16.72)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market price)	3.15%	(16.55)%	(16.66)%
NYSE 7-10 Year Treasury Bond Index	(2.99)%	3.57%	4.35%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the USTreasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	57

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary

April 16, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	(32.29)%	7.24%	0.38%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market price)	(32.27)%	7.26%	0.23%
NYSE 20 Year Plus Treasury Bond Index	(10.21)%	5.91%	4.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.18%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

58	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary

April 16, 20091—October 31, 2013 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	21.22%	(30.39)%	(26.77)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market price)	20.95%	(30.43)%	(26.68)%
NYSE 20 Year Plus Treasury Bond Index	(10.21)%	5.91%	4.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.97%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2015 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2013.

DIREXION ANNUAL REPORT	59

Expense Example

October 31, 2013 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2013 to October 31, 2013).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period May 1, 2013 to October 31, 2013” to estimate the expenses you paid on your count during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.98%	$1,000.00	$1,328.40	$5.75
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	694.10	4.06
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,345.10	5.85
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	666.10	3.99
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,530.70	6.25
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	571.00	3.76
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Brazil Bull 3X Shares[3]
Based on actual fund return	0.95%	1,000.00	720.90	4.12
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84

60	DIREXION ANNUAL REPORT

Expense Example

October 31, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period
Direxion Daily Brazil Bear 3X Shares[4]
Based on actual fund return	0.98%	1,000.00	1,030.50	5.02
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily China Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,786.90	6.81
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily China Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	440.60	3.49
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Developed Markets Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,222.30	5.38
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Developed Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	727.80	4.14
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Emerging Markets Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	903.50	4.56
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Emerging Markets Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	873.70	4.53
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily India Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	640.40	3.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Japan Bull 3X Shares[5]
Based on actual fund return	0.96%	1,000.00	1,241.30	5.42
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Japan Bear 3X Shares[5]
Based on actual fund return	0.95%	1,000.00	708.00	4.09
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	748.30	4.19
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,194.50	5.31
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	639.60	3.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily South Korea Bull 3X Shares[3]
Based on actual fund return	0.95%	1,000.00	1,213.60	5.30
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily South Korea Bear 3X Shares[4]
Based on actual fund return	0.96%	1,000.00	657.50	4.01
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Basic Materials Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,351.40	5.63
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Gold Miners Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	372.50	3.32
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Gold Miners Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	747.40	4.27
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94

DIREXION ANNUAL REPORT	61

Expense Example

October 31, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,365.90	5.78
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Junior Gold Miners Index Bull 3X Shares[6]
Based on actual fund return	0.95%	1,000.00	765.00	4.23
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Junior Gold Miners Index Bear 3X Shares[6]
Based on actual fund return	0.95%	1,000.00	1,067.30	4.95
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,693.40	6.52
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Natural Gas Related Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	483.10	3.59
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,465.00	6.09
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	1,448.60	6.23
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	589.10	3.81
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,322.10	5.85
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	675.10	4.01
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,285.70	5.70
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	689.30	4.05
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	764.70	4.45
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	1,081.50	5.14
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,300.80	5.57
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	707.90	4.09
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	856.50	4.49
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,115.10	5.06
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84

62	DIREXION ANNUAL REPORT

Expense Example

October 31, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	673.70	4.01
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.91%	1,000.00	1,319.00	5.32
Based on hypothetical 5% return	0.91%	1,000.00	1,020.62	4.63

[1]	Annualized
[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2013 to October 31, 2013, then divided by 365.

[3]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from April 10, 2013 (commencement of operations) to October 31, 2013, multiplied by the number of days since commencement of operations, then divided by 365.

[4]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from May 1, 2013 (commencement of operations) to October 31, 2013, multiplied by the number of days since commencement of operations, then divided by 365.

[5]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from June 26, 2013 (commencement of operations) to October 31, 2013, multiplied by the number of days since commencement of operations, then divided by 365.

[6]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from October 3, 2013 (commencement of operations) to October 31, 2013, multiplied by the number of days since commencement of operations, then divided by 365.

DIREXION ANNUAL REPORT	63

Allocation of Portfolio Holdings

October 31, 2013 (Unaudited)

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily S&P 500® Bull 3X Shares	62%	—	3%	35%	100%
Direxion Daily S&P 500® Bear 3X Shares	137%	—	—	(37)%	100%
Direxion Daily Mid Cap Bull 3X Shares	66%	—	0%**	34%	100%
Direxion Daily Mid Cap Bear 3X Shares	116%	—	—	(16)%	100%
Direxion Daily Small Cap Bull 3X Shares	61%	—	3%	36%	100%
Direxion Daily Small Cap Bear 3X Shares	116%	—	—	(16)%	100%
Direxion Daily Brazil Bull 3X Shares	36%	—	34%	30%	100%
Direxion Daily Brazil Bear 3X Shares	79%	—	0%	21%	100%
Direxion Daily China Bull 3X Shares	41%	11%	—	48%	100%
Direxion Daily China Bear 3X Shares	130%	—	—	(30)%	100%
Direxion Daily Developed Markets Bull 3X Shares	68%	—	10%	22%	100%
Direxion Daily Developed Markets Bear 3X Shares	123%	—	—	(23)%	100%
Direxion Daily Emerging Markets Bull 3X Shares	76%	—	14%	10%	100%
Direxion Daily Emerging Markets Bear 3X Shares	112%	—	—	(12)%	100%
Direxion Daily India Bull 3X Shares	57%	—	17%	26%	100%
Direxion Daily Japan Bull 3X Shares	67%	—	22%	11%	100%
Direxion Daily Japan Bear 3X Shares	116%	—	—	(16)%	100%
Direxion Daily Latin America Bull 3X Shares	53%	—	36%	11%	100%
Direxion Daily Russia Bull 3X Shares	61%	—	7%	32%	100%
Direxion Daily Russia Bear 3X Shares	110%	—	—	(10)%	100%
Direxion Daily South Korea Bull 3X Shares	43%	—	18%	39%	100%
Direxion Daily South Korea Bear 3X Shares	118%	—	—	(18)%	100%
Direxion Daily Basic Materials Bull 3X Shares	8%	—	9%	83%	100%
Direxion Daily Gold Miners Bull 3X Shares	90%	—	15%	(5)%	100%
Direxion Daily Gold Miners Bear 3X Shares	71%	—	—	29%	100%
Direxion Daily Healthcare Bull 3X Shares	60%	—	19%	21%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	95%	—	21%	(16)%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	84%	—	—	16%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	53%	7%	—	40%	100%
Direxion Daily Natural Gas Related Bear 3X Shares	127%	—	—	(27)%	100%
Direxion Daily Retail Bull 3X Shares	32%	22%	—	46%	100%
Direxion Daily Semiconductor Bull 3X Shares	7%	24%	—	69%	100%
Direxion Daily Semiconductor Bear 3X Shares	139%	—	—	(39)%	100%
Direxion Daily Energy Bull 3X Shares	20%	—	5%	75%	100%
Direxion Daily Energy Bear 3X Shares	119%	—	—	(19)%	100%
Direxion Daily Financial Bull 3X Shares	50%	2%	—	48%	100%
Direxion Daily Financial Bear 3X Shares	105%	—	—	(5)%	100%
Direxion Daily Real Estate Bull 3X Shares	49%	—	1%	50%	100%
Direxion Daily Real Estate Bear 3X Shares	107%	—	—	(7)%	100%
Direxion Daily Technology Bull 3X Shares	74%	—	2%	24%	100%
Direxion Daily Technology Bear 3X Shares	124%	—	—	(24)%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	101%	—	—	(1)%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	100%	—	—	0%**	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	84%	—	12%	4%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	91%	—	—	9%	100%

Allocation of Portfolio Holdings are a percent of net assets.

*	Cash, cash equivalents and other assets less liabilities.
**	Less than 0.05%.

64	DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value

INVESTMENT COMPANIES - 2.5%
42,674	SPDR S&P 500 ETF Trust	$7,499,102

	TOTAL INVESTMENT COMPANIES (Cost $7,525,090)	$7,499,102

SHORT TERM INVESTMENTS - 60.2%
Money Market Funds - 60.2%
119,298,095	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$119,298,095
24,610,544	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	24,610,544
36,407,110	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	36,407,110

	TOTAL SHORT TERM INVESTMENTS (Cost $180,315,749)	$180,315,749

	TOTAL INVESTMENTS (Cost $187,840,839) - 62.7% (b)	$187,814,851
	Other Assets in Excess of Liabilities - 37.3%	111,710,851

	TOTAL NET ASSETS - 100.0%	$299,525,702

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $180,315,749.

Direxion Daily S&P 500® Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P 500® Index	76,697	$119,270,278	(0.476)%	12/30/2013	$16,752,466
BNP Paribas	S&P 500® Index	12,922	17,173,855	(0.426)%	1/16/2014	5,993,464
Bank of America Merrill Lynch	S&P 500® Index	71,584	98,440,336	(0.423)%	1/28/2014	29,609,734
Credit Suisse International	S&P 500® Index	152,811	242,082,108	(0.476)%	5/19/2014	28,466,103
BNP Paribas	S&P 500® Index	24,481	34,241,576	(0.426)%	6/19/2014	9,376,421
BNP Paribas	S&P 500® Index	6,310	8,919,715	(0.426)%	7/17/2014	2,310,055
BNP Paribas	S&P 500® Index	11,250	17,058,299	(0.426)%	9/18/2014	2,898,696
BNP Paribas	S&P 500® Index	24,580	38,210,612	(0.426)%	11/20/2014	5,354,540
Morgan Stanley Capital Services	S&P 500® Index	66,628	117,429,346	(0.576)%	1/21/2015	(366,352)
Deutsche Bank AG London	S&P 500® Index	60,048	101,769,801	(0.526)%	5/10/2016	3,776,562

			$794,595,926			$104,171,689

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	65

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 95.3%
Money Market Funds - 95.3%
129,841,617	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$129,841,617
49,990,507	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	49,990,507
10,352,804	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,352,804

	TOTAL SHORT TERM INVESTMENTS (Cost $190,184,928)	$190,184,928

	TOTAL INVESTMENTS (Cost $190,184,928) - 95.3% (b)	$190,184,928
	Other Assets in Excess of Liabilities - 4.7% (c)	9,328,632

	TOTAL NET ASSETS - 100.0%	$199,513,560

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $190,184,928.

(c)	Includes $1,430,000 cash segregated as collateral for swap contracts at October 31, 2013.

Direxion Daily S&P 500® Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P 500® Index	35,127	$48,801,722	(0.175)%	12/30/2013	$(14,330,653)
Bank of America Merrill Lynch	S&P 500® Index	68,445	97,608,304	(0.228)%	1/28/2014	(25,133,212)
Credit Suisse International	S&P 500® Index	80,118	128,259,245	(0.175)%	4/1/2014	(13,782,875)
BNP Paribas	S&P 500® Index	4,690	6,523,930	(0.075)%	6/19/2014	(1,865,416)
Deutsche Bank AG London	S&P 500® Index	70,356	118,105,374	(0.175)%	6/30/2014	(5,636,926)
BNP Paribas	S&P 500® Index	6,220	8,792,468	(0.075)%	7/17/2014	(2,316,090)
BNP Paribas	S&P 500® Index	8,020	12,346,646	(0.075)%	9/18/2014	(1,921,864)
BNP Paribas	S&P 500® Index	31,480	49,218,567	(0.075)%	11/20/2014	(6,697,623)
Morgan Stanley Capital Services	S&P 500® Index	35,547	61,379,133	0.176%	11/24/2014	(1,083,216)
BNP Paribas	S&P 500® Index	750	1,236,953	(0.075)%	12/18/2014	(91,489)

			$532,272,342			$(72,859,364)

The accompanying notes are an integral part of these financial statements.

66	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 0.2%
405	SPDR S&P MidCap 400® ETF Trust	$94,981

	TOTAL INVESTMENT COMPANIES (Cost $92,923)	$94,981

SHORT TERM INVESTMENTS - 53.9%
Money Market Funds - 53.9%
14,913,841	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$14,913,841
12,994,849	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	12,994,849

	TOTAL SHORT TERM INVESTMENTS (Cost $27,908,690)	$27,908,690

	TOTAL INVESTMENTS (Cost $28,001,613)- 54.1% (b)	$28,003,671
	Other Assets in Excess of Liabilities - 45.9%	23,726,112

	TOTAL NET ASSETS - 100.0%	$51,729,783

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,908,690.

Direxion Daily Mid Cap Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P MidCap 400® Index	45,532	$42,186,725	(0.326)%	12/11/2014	$17,285,303
Morgan Stanley Capital Services	S&P MidCap 400® Index	44,771	57,302,043	(0.426)%	1/21/2015	424,241
BNP Paribas	S&P MidCap 400® Index	20,000	25,921,233	(0.426)%	5/21/2015	(133,660)
Deutsche Bank AG London	S&P MidCap 400® Index	10,000	12,977,346	(0.426)%	7/24/2018	(83,496)

			$138,387,347			$17,492,388

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	67

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 81.3%
Money Market Funds - 81.3%
3,640,001	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$3,640,001
5,092,893	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	5,092,893

	TOTAL SHORT TERM INVESTMENTS (Cost $8,732,894)	$8,732,894

	TOTAL INVESTMENTS (Cost $8,732,894) - 81.3% (b)	$8,732,894
	Other Assets in Excess of Liabilities - 18.7%	2,003,350

	TOTAL NET ASSETS - 100.0%	$10,736,244

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,732,894.

Direxion Daily Mid Cap Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P MidCap 400® Index	10,396	$12,214,603	(0.225)%	4/1/2014	$(1,270,834)
Morgan Stanley Capital Services	S&P MidCap 400® Index	14,589	18,322,846	(0.025)%	1/30/2015	(495,831)

			$30,537,449			$(1,766,665)

The accompanying notes are an integral part of these financial statements.

68	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 2.8%
187,019	iShares Russell 2000 Index Fund	$20,428,085

	TOTAL INVESTMENT COMPANIES (Cost $20,731,955)	$20,428,085

SHORT TERM INVESTMENTS - 60.1%
Money Market Funds - 60.1%
239,978,528	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$239,978,528
126,691,392	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	126,691,392
73,385,741	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	73,385,741

	TOTAL SHORT TERM INVESTMENTS (Cost $440,055,661)	$440,055,661

	TOTAL INVESTMENTS (Cost $460,787,616) - 62.9% (b)	$460,483,746
	Other Assets in Excess of Liabilities - 37.1% (c)	271,965,556

	TOTAL NET ASSETS - 100.0%	$732,449,302

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $440,055,661.

(c)	Includes $1,106,706 cash segregated as collateral for swap contracts at October 31, 2013.

Direxion Daily Small Cap Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Russell 2000® Index	325,378	$326,131,259	0.125%	5/9/2014	$33,090,640
BNP Paribas	Russell 2000® Index	121,315	103,361,163	(0.426)%	7/17/2014	30,972,288
Deutsche Bank AG London	Russell 2000® Index	304,667	335,111,266	0.075%	8/22/2014	166,148
BNP Paribas	Russell 2000® Index	48,233	44,196,967	(0.426)%	9/18/2014	9,172,978
BNP Paribas	Russell 2000® Index	119,493	109,644,196	(0.426)%	11/20/2014	22,401,881
BNP Paribas	Russell 2000® Index	70,000	66,893,176	(0.426)%	1/22/2015	10,344,031
Credit Suisse International	Russell 2000® Index	327,165	213,338,251	0.125%	1/23/2015	155,604,536
Citibank N.A.	Russell 2000® Index	200,168	223,359,007	(0.026)%	1/23/2015	(3,063,987)
Bank of America Merrill Lynch	Russell 2000® Index	462,363	506,781,949	(0.073)%	1/27/2015	2,030,499

			$1,928,817,234			$260,719,014

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	69

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 80.0%
Money Market Funds - 80.0%
338,667,936	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$338,667,936
99,549,168	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	99,549,168
94,651,586	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	94,651,586

	TOTAL SHORT TERM INVESTMENTS (Cost $532,868,690)	$532,868,690

	TOTAL INVESTMENTS (Cost $532,868,690) - 80.0% (b)	$532,868,690
	Other Assets in Excess of Liabilities - 20.0% (c)	132,958,197

	TOTAL NET ASSETS - 100.0%	$665,826,887

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $532,868,690.

(c)	Includes $131,120 cash segregated as collateral for swap contracts at October 31, 2013.

Direxion Daily Small Cap Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	539,263	$559,463,792	(1.075)%	4/7/2014	$(36,570,020)
Deutsche Bank AG London	Russell 2000® Index	119,372	132,642,321	(1.325)%	6/30/2014	1,252,578
BNP Paribas	Russell 2000® Index	106,811	100,664,931	(1.075)%	11/20/2014	(18,109,176)
Bank of America Merrill Lynch	Russell 2000® Index	311,387	327,526,470	(0.928)%	11/25/2014	(16,019,681)
BNP Paribas	Russell 2000® Index	80,000	78,540,789	(1.075)%	12/18/2014	(10,291,739)
Morgan Stanley Capital Services	Russell 2000® Index	291,410	305,658,866	(0.825)%	1/21/2015	(16,682,598)
Citibank N.A.	Russell 2000® Index	297,428	321,940,568	(1.075)%	2/3/2015	(5,959,250)
BNP Paribas	Russell 2000® Index	45,000	47,336,830	(1.075)%	3/19/2015	(2,438,212)
BNP Paribas	Russell 2000® Index	25,000	26,176,263	(1.075)%	4/16/2015	(1,357,003)

			$1,899,950,830			$(106,175,101)

The accompanying notes are an integral part of these financial statements.

70	DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 33.5%
37,981	iShares MSCI Brazil Capped ETF	$1,904,747

	TOTAL INVESTMENT COMPANIES (Cost $1,664,970)	$1,904,747

SHORT TERM INVESTMENTS - 43.6%
Money Market Funds - 43.6%
2,290,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,290,000
190,000	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% (††)(a)	190,000

	TOTAL SHORT TERM INVESTMENTS (Cost $2,480,000)	$2,480,000

	TOTAL INVESTMENTS (Cost $4,144,970) - 77.1% (b)	$4,384,747
	Other Assets in Excess of Liabilities - 22.9%	1,300,360

	TOTAL NET ASSETS - 100.0%	$5,685,107

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,480,000.

Direxion Daily Brazil Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares MSCI Brazil Capped ETF	169,070	$7,678,661	(0.476)%	5/12/2014	$815,216
BNP Paribas	iShares MSCI Brazil Capped ETF	130,489	5,627,239	(0.426)%	3/19/2015	912,535
Bank of America Merrill Lynch	iShares MSCI Brazil Capped ETF	2,555	130,238	(0.823)%	3/27/2015	(2,112)

			$13,436,138			$1,725,639

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	71

Direxion Daily Brazil Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 76.7%
Money Market Funds - 76.7%
1,580,500	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,580,500
2	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% (††)(a)	2

	TOTAL SHORT TERM INVESTMENTS (Cost $1,580,502)	$1,580,502

	TOTAL INVESTMENTS (Cost $1,580,502) - 76.7% (b)	$1,580,502
	Other Assets in Excess of Liabilities - 23.3%	480,495

	TOTAL NET ASSETS - 100.0%	$2,060,997

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,580,502.

Direxion Daily Brazil Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares MSCI Brazil Capped ETF	111,510	$6,126,550	(0.575)%	6/2/2014	$422,148
BNP Paribas	iShares MSCI Brazil Capped ETF	11,784	594,415	(0.075)%	5/21/2015	3,447

			$6,720,965			$425,595

The accompanying notes are an integral part of these financial statements.

72	DIREXION ANNUAL REPORT

Direxion Daily China Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
COMMON STOCKS - 11.0%
Accommodation - 0.2%
2,771	China Lodging Group Ltd. ADR (a)	$60,906
2,345	Home Inns & Hotels Management, Inc. ADR (a)	81,700

		142,606

Administrative and Support Services - 0.4%
5,756	Ctrip.com International Ltd. ADR (a)	312,263

Air Transportation - 0.2%
4,425	China Eastern Airlines Corp. Ltd. ADR (a)	74,827
3,941	China Southern Airlines Co. Ltd. ADR	72,908

		147,735

Chemical Manufacturing - 0.3%
2,366	Sinopec Shanghai Petrochemical Co. Ltd. ADR (a)	91,706
5,399	WuXi PharmaTech Cayman, Inc. ADR (a)	157,921

		249,627

Computer and Electronic Product Manufacturing - 1.0%
5,070	JA Solar Holdings Co. Ltd. ADR (a)	48,875
4,877	Mindray Medical International Ltd. ADR	183,424
3,735	Perfect World Co. Ltd. ADR	65,475
3,745	RDA Microelectronics, Inc. ADR	55,613
12,106	ReneSola Ltd. ADR (a)	52,661
35,964	Semiconductor Manufacturing International Corp. ADR (a)	131,628
3,639	Spreadtrum Communications, Inc. ADR	110,662
7,784	Trina Solar Ltd. ADR (a)	114,191
12,753	Yingli Green Energy Holding Co. Ltd. ADR (a)	76,518

		839,047

Construction of Buildings - 0.1%
7,806	Xinyuan Real Estate Co. Ltd. ADR	51,207

Data Processing, Hosting and Related Services - 0.1%
5,243	21Vianet Group, Inc. ADR (a)	94,374

Educational Services - 0.4%
7,973	New Oriental Education & Technology Group, Inc. ADR	208,972
4,608	TAL Education Group ADR	88,428

		297,400

Insurance Carriers and Related Activities - 0.6%
12,512	China Life Insurance Co. Ltd. ADR	493,348

Merchant Wholesalers, Durable Goods - 0.2%
1,788	Vipshop Holdings Ltd. ADR (a)	123,247

Mining (except Oil and Gas) - 0.2%
14,544	Yanzhou Coal Mining Co. Ltd. ADR	149,076

Nonstore Retailers - 0.2%
2,857	Bitauto Holdings Ltd. ADR (a)	70,025
7,099	E-Commerce China Dangdang, Inc. ADR (a)	62,826

		132,851

Shares		Value
Oil and Gas Extraction - 1.5%
3,283	CNOOC Ltd. ADR	$664,184
5,002	PetroChina Co. Ltd. ADR	566,576

		1,230,760

Other Information Services - 1.9%
5,168	Baidu, Inc. ADR (a)	831,531
1,622	Changyou.Com Ltd. ADR (a)	45,027
3,438	NetEase.com, Inc. ADR	232,099
4,876	Phoenix New Media Ltd. ADR (a)	43,787
10,917	Shanda Games Ltd. ADR (a)	48,253
1,759	Soufun Holdings Ltd. ADR	93,632
7,684	Youku.com, Inc. ADR (a)	209,312
1,229	YY, Inc. ADR (a)	60,430

		1,564,071

Petroleum and Coal Products Manufacturing - 0.6%
6,465	China Petroleum & Chemical Corp. ADR	519,592

Primary Metal Manufacturing - 0.1%
13,049	Aluminum Corp. of China Ltd. ADR (a)	118,746

Professional, Scientific, and Technical Services - 0.2%
1,119	51job, Inc. ADR (a)	85,716
3,598	NQ Mobile, Inc. ADR (a)	51,811
9,449	Pactera Technology International Ltd. ADR (a)	66,710

		204,237

Publishing Industries (except Internet) - 0.6%
3,761	AutoNavi Holdings Ltd. ADR (a)	58,145
10,908	Giant Interactive Group, Inc. ADR	96,536
8,229	iSoftstone Holdings Ltd. ADR (a)	40,816
3,306	Qihoo 360 Technology Co. Ltd. ADR (a)	273,208

		468,705

Rail Transportation - 0.1%
3,169	Guangshen Railway Co. Ltd. ADR	83,345

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
2,839	Noah Holdings Ltd. ADR	54,764

Telecommunications - 1.8%
16,811	China Mobile Ltd. ADR	874,508
5,891	China Telecom Corp. Ltd. ADR	304,447
18,979	China Unicom Hong Kong Ltd. ADR	296,073

		1,475,028

Utilities - 0.2%
4,766	Huaneng Power International, Inc. ADR	197,026

	TOTAL COMMON STOCKS (Cost $7,348,753)	$8,949,055

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	73

Direxion Daily China Bull 3X Shares

Schedule of Investments

October 31, 2013

SHORT TERM INVESTMENTS - 56.2%
Money Market Funds - 56.2%
34,460,640	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$34,460,640
11,105,481	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (b)	11,105,481

	TOTAL SHORT TERM INVESTMENTS (Cost $45,566,121)	$45,566,121

	TOTAL INVESTMENTS - 67.2% (Cost $52,914,874) (c)	$54,515,176
	Other Assets in Excess of Liabilities - 32.8%	26,550,530

	TOTAL NET ASSETS - 100.0%	$81,065,706

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2013.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $45,566,121.

ADR — American Depositary Receipts.

Direxion Daily China Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	The Bank of New York Mellon China Select ADR® Index	14,969	$49,315,522	(0.376)%	12/23/2013	$14,084,736
Credit Suisse International	The Bank of New York Mellon China Select ADR® Index	16,874	55,372,209	(0.426)%	5/19/2014	16,076,627
Deutsche Bank AG London	The Bank of New York Mellon China Select ADR® Index	13,065	45,239,534	(0.376)%	12/18/2014	9,963,306
BNP Paribas	The Bank of New York Mellon China Select ADR® Index	63	1,476,598	(0.426)%	4/16/2015	1,851
BNP Paribas	The Bank of New York Mellon China Select ADR® Index	10,952	45,955,222	(0.426)%	5/21/2015	(1,294,455)

			$197,359,085			$38,832,065

The accompanying notes are an integral part of these financial statements.

74	DIREXION ANNUAL REPORT

Direxion Daily China Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 97.3%
Money Market Funds - 97.3%
7,316,475	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$7,316,475
1,970,938	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	1,970,938

	TOTAL SHORT TERM INVESTMENTS (Cost $9,287,413)	$9,287,413

	TOTAL INVESTMENTS (Cost $9,287,413) - 97.3% (b)	$9,287,413
	Other Assets in Excess of Liabilities - 2.7%	261,476

	TOTAL NET ASSETS - 100.0%	$9,548,889

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,287,413.

Direxion Daily China Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	The Bank of New York Mellon China Select ADR® Index	1,071	$3,383,801	(1.875)%	2/28/2014	$(1,153,413)
Deutsche Bank AG London	The Bank of New York Mellon China Select ADR® Index	1,905	6,884,395	(1.625)%	12/18/2014	(1,163,768)
BNP Paribas	The Bank of New York Mellon China Select ADR® Index	799	3,322,246	(1.475)%	4/16/2015	(28,388)
BNP Paribas	The Bank of New York Mellon China Select ADR® Index	1,616	6,846,967	(1.475)%	5/21/2015	75,735
Morgan Stanley Capital Services	The Bank of New York Mellon China Select ADR® Index	1,448	5,563,216	(1.825)%	8/21/2015	(553,363)

			$26,000,625			$(2,823,197)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	75

Direxion Daily Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 10.4%
82,526	iShares MSCI EAFE® Index Fund	$5,436,813

	TOTAL INVESTMENT COMPANIES (Cost $5,159,639)	$5,436,813

SHORT TERM INVESTMENTS - 53.7%
Money Market Funds - 53.7%
11,006,456	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$11,006,456
4,620,003	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	4,620,003
12,322,063	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	12,322,063

	TOTAL SHORT TERM INVESTMENTS (Cost $27,948,522)	$27,948,522

	TOTAL INVESTMENTS (Cost $33,108,161) - 64.1% (b)	$33,385,335
	Other Assets in Excess of Liabilities - 35.9%	18,662,066

	TOTAL NET ASSETS - 100.0%	$52,047,401

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,948,522.

Direxion Daily Developed Markets Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI EAFE® Index Fund	678,940	$40,643,976	(0.376)%	3/21/2014	$4,293,821
Morgan Stanley Capital Services	iShares MSCI EAFE® Index Fund	955,566	60,926,433	(0.426)%	4/22/2014	2,002,055
Bank of America Merrill Lynch	iShares MSCI EAFE® Index Fund	300,000	18,483,474	(0.573)%	3/27/2015	1,265,206
Deutsche Bank AG London	iShares MSCI EAFE® Index Fund	353,084	20,022,720	(0.376)%	4/29/2016	3,690,146

			$140,076,603			$11,251,228

The accompanying notes are an integral part of these financial statements.

76	DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 87.5%
Money Market Funds - 87.5%
7,129,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$7,129,000
337,413	Morgan Stanley Institutional Global Liquidity Treasury Fund , 0.03% (a)	337,413

	TOTAL SHORT TERM INVESTMENTS (Cost $7,466,413)	$7,466,413

	TOTAL INVESTMENTS (Cost $7,466,413) - 87.5% (b)	$7,466,413
	Other Assets in Excess of Liabilities - 12.5%	1,067,357

	TOTAL NET ASSETS - 100.0%	$8,533,770

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,466,413.

Direxion Daily Developed Markets Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI EAFE ETF	30,089	$1,818,516	(0.075)%	3/10/2014	$(163,997)
Morgan Stanley Capital Services	iShares MSCI EAFE ETF	18,955	1,255,558	(0.075)%	12/19/2014	6,814
BNP Paribas	iShares MSCI EAFE ETF	243,769	15,009,332	(0.075)%	3/19/2015	(1,052,314)
BNP Paribas	iShares MSCI EAFE ETF	13,937	919,989	(0.075)%	5/21/2015	1,818
Deutsche Bank AG London	iShares MSCI EAFE ETF	81,860	4,763,472	(0.125)%	4/29/2016	(733,681)

			$23,766,867			$(1,941,360)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	77

Direxion Daily Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 13.6%
1,001,956	iShares MSCI Emerging Markets ETF	$42,543,052

	TOTAL INVESTMENT COMPANIES (Cost $42,649,121)	$42,543,052

SHORT TERM INVESTMENTS - 56.7%
Money Market Funds - 56.7%
130,427,759	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$130,427,759
21,838,368	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	21,838,368
25,185,071	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	25,185,071

	TOTAL SHORT TERM INVESTMENTS (Cost $177,451,198)	$177,451,198

	TOTAL INVESTMENTS (Cost $220,100,319) - 70.3% (b)	$219,994,250
	Other Assets in Excess of Liabilities - 29.7%	92,988,784

	TOTAL NET ASSETS - 100.0%	$312,983,034

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $177,451,198.

Direxion Daily Emerging Markets Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Emerging Markets ETF	5,470,958	$222,625,799	(0.376)%	5/19/2014	$9,528,869
Deutsche Bank AG London	iShares MSCI Emerging Markets ETF	3,605,616	152,036,686	(0.376)%	6/30/2014	1,011,158
Morgan Stanley Capital Services	iShares MSCI Emerging Markets ETF	2,725,647	111,897,528	(0.426)%	12/30/2014	3,775,067
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	2,080,565	87,361,801	(0.523)%	1/16/2015	940,599
BNP Paribas	iShares MSCI Emerging Markets ETF	513,657	19,255,601	(0.426)%	1/22/2015	2,524,407
Citibank N.A.	iShares MSCI Emerging Markets ETF	3,641,632	146,032,733	(0.426)%	2/3/2015	8,453,822
BNP Paribas	iShares MSCI Emerging Markets ETF	1,085,798	42,902,919	(0.426)%	2/19/2015	3,145,998
BNP Paribas	iShares MSCI Emerging Markets ETF	1,008,252	39,276,009	(0.426)%	3/19/2015	3,502,436
BNP Paribas	iShares MSCI Emerging Markets ETF	746,765	31,688,609	(0.426)%	4/16/2015	7,767
BNP Paribas	iShares MSCI Emerging Markets ETF	233,095	9,941,159	(0.426)%	5/21/2015	(46,420)

			$863,018,844			$32,843,703

The accompanying notes are an integral part of these financial statements.

78	DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 78.3%
Money Market Funds - 78.3%
48,673,815	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$48,673,815
18,284,465	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	18,284,465
16,295,543	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	16,295,543

	TOTAL SHORT TERM INVESTMENTS (Cost $83,253,823)	$83,253,823

	TOTAL INVESTMENTS (Cost $83,253,823) - 78.3% (b)	$83,253,823
	Other Assets in Excess of Liabilities - 21.7% (c)	23,043,233

	TOTAL NET ASSETS - 100.0%	$106,297,056

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $83,253,823.

(c)	Includes $1,210,526 cash segregated as collateral for swap contracts.

Direxion Daily Emerging Markets Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares MSCI Emerging Markets ETF	1,339,215	$54,858,696	0.026%	4/22/2014	$(2,003,066)
Credit Suisse International	iShares MSCI Emerging Markets ETF	1,091,237	43,534,974	(0.175)%	12/22/2014	(2,809,607)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	1,553,262	64,494,007	(0.528)%	1/16/2015	(1,491,043)
Citibank N.A.	iShares MSCI Emerging Markets ETF	1,396,763	55,327,239	(0.475)%	2/3/2015	(4,038,476)
BNP Paribas	iShares MSCI Emerging Markets ETF	128,064	4,780,953	(0.725)%	3/19/2015	(662,859)
BNP Paribas	iShares MSCI Emerging Markets ETF	794,985	32,606,104	(0.725)%	4/16/2015	(1,166,894)
Deutsche Bank AG London	iShares MSCI Emerging Markets ETF	1,206,996	50,893,375	(0.825)%	9/23/2015	(374,894)

			$306,495,348			$(12,546,839)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	79

Direxion Daily India Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 17.0%
355,345	PowerShares India Portfolio	$6,140,362

	TOTAL INVESTMENT COMPANIES (Cost $6,295,691)	$6,140,362

SHORT TERM INVESTMENTS - 49.9%
Money Market Funds - 49.9%
14,670,356	Dreyfus Treasury Prime Cash Management 0.00% ††(a)	$14,670,356
2,510,044	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% ††(a)	2,510,044
840,263	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	840,263

	TOTAL SHORT TERM INVESTMENTS (Cost $18,020,663)	$18,020,663

	TOTAL INVESTMENTS (Cost $24,316,354) - 66.9% (b)	$24,161,025
	Other Assets in Excess of Liabilities - 33.1%	11,983,195

	TOTAL NET ASSETS - 100.0%	$36,144,220

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,020,663.

Direxion Daily India Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (Europe) Limited	PowerShares India Portfolio	2,645,796	$39,700,510	0.775%	3/21/2014	$6,145,155
Morgan Stanley Capital Services	PowerShares India Portfolio	273,276	4,509,006	(0.676)%	4/29/2014	210,493
Bank of America Merrill Lynch	PowerShares India Portfolio	607,988	10,057,442	(0.673)%	1/16/2015	442,858
Deutsche Bank AG London	PowerShares India Portfolio	1,577,797	24,645,692	0.075%	3/11/2015	2,655,272
BNP Paribas	PowerShares India Portfolio	814,858	14,209,690	(0.426)%	5/21/2015	(130,429)

			$93,122,340			$9,323,349

The accompanying notes are an integral part of these financial statements.

80	DIREXION ANNUAL REPORT

Direxion Daily Japan Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 21.9%
91,500	iShares MSCI Japan ETF	$1,088,850

	TOTAL INVESTMENT COMPANIES (Cost $1,002,125)	$1,088,850

SHORT TERM INVESTMENTS - 43.9%
Money Market Funds - 43.9%
2,180,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,180,000

	TOTAL SHORT TERM INVESTMENTS (Cost $2,180,000)	$2,180,000

	TOTAL INVESTMENTS (Cost $3,182,125) - 65.8% (b)	$3,268,850
	Other Assets in Excess of Liabilities - 34.2% (c)	1,696,081

	TOTAL NET ASSETS - 100.0%	$4,964,931

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,180,000.

(c)	Includes $1,600,000 cash segregated as collateral for swap contracts.

Direxion Daily Japan Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Japan ETF	608,712	$6,669,188	(0.476)%	7/28/2014	$590,925
BNP Paribas	iShares MSCI Japan ETF	551,451	6,601,528	(0.426)%	5/21/2015	(39,340)

			$13,270,716			$551,585

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	81

Direxion Daily Japan Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 69.2%
Money Market Funds - 69.2%
980,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$980,000

	TOTAL SHORT TERM INVESTMENTS (Cost $980,000)	$980,000

	TOTAL INVESTMENTS (Cost $980,000) - 69.2% (b)	$980,000
	Other Assets in Excess of Liabilities - 30.8%	436,007

	TOTAL NET ASSETS - 100.0%	$1,416,007

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $980,000.

Direxion Daily Japan Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Japan ETF	270,253	$3,006,097	(0.125)%	7/28/2014	$(220,751)
BNP Paribas	iShares MSCI Japan ETF	86,725	1,022,787	(0.375)%	5/21/2015	(9,352)

			$4,028,884			$(230,103)

The accompanying notes are an integral part of these financial statements.

82	DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 36.5%
222,376	iShares Latin America 40 ETF	$8,843,894

	TOTAL INVESTMENT COMPANIES (Cost $8,903,205)	$8,843,894

SHORT TERM INVESTMENTS - 43.3%
Money Market Funds - 43.3%
10,513,757	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$10,513,757

	TOTAL SHORT TERM INVESTMENTS (Cost $10,513,757)	$10,513,757

	TOTAL INVESTMENTS (Cost $19,416,962) - 79.8% (b)	$19,357,651
	Other Assets in Excess of Liabilities - 20.2%	4,896,738

	TOTAL NET ASSETS - 100.0%	$24,254,389

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,513,757.

Direxion Daily Latin America Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares Latin America 40 ETF	523,291	$20,526,464	(0.376)%	5/19/2014	$276,241
Deutsche Bank AG London	iShares Latin America 40 ETF	559,023	21,326,088	(0.426)%	12/18/2014	941,289
BNP Paribas	iShares Latin America 40 ETF	186,284	6,885,986	(0.426)%	2/19/2015	514,007
BNP Paribas	iShares Latin America 40 ETF	318,050	11,813,169	(0.426)%	3/19/2015	825,771
BNP Paribas	iShares Latin America 40 ETF	20,610	805,394	(0.426)%	4/16/2015	13,989

			$61,357,101			$2,571,297

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	83

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 6.8%
52,614	Market Vectors® Russia ETF	$1,534,750

	TOTAL INVESTMENT COMPANIES (Cost $1,557,499)	$1,534,750

SHORT TERM INVESTMENTS - 56.3%
Money Market Funds - 56.3%
10,574,383	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$10,574,383
1,810,030	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% ††(a)	1,810,030
320,003	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	320,003

	TOTAL SHORT TERM INVESTMENTS (Cost $12,704,416)	$12,704,416

	TOTAL INVESTMENTS (Cost $14,261,915) - 63.1% (b)	$14,239,166
	Other Assets in Excess of Liabilities - 36.9%	8,322,284

	TOTAL NET ASSETS - 100.0%	$22,561,450

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,704,416.

Direxion Daily Russia Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	220,616	$6,455,765	(0.473)%	8/27/2014	$(22,188)
Credit Suisse International	Market Vectors® Russia ETF	1,187,314	29,946,110	0.275%	1/23/2015	5,459,830
Morgan Stanley Capital Services	Market Vectors® Russia ETF	47,462	1,410,853	(0.426)%	3/19/2015	(27,108)
BNP Paribas	Market Vectors® Russia ETF	144,624	4,154,547	(0.426)%	4/16/2015	66,422
BNP Paribas	Market Vectors® Russia ETF	120,287	3,576,331	(0.426)%	5/21/2015	(72,201)
Deutsche Bank AG London	Market Vectors® Russia ETF	547,441	14,187,473	(0.176)%	5/18/2016	1,774,029

			$59,731,079			$7,178,784

The accompanying notes are an integral part of these financial statements.

84	DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 73.5%
Money Market Funds - 73.5%
5,611,030	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$5,611,030
1,080,025	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1,080,025

	TOTAL SHORT TERM INVESTMENTS (Cost $6,691,055)	$6,691,055

	TOTAL INVESTMENTS (Cost $6,691,055) - 73.5% (b)	$6,691,055
	Other Assets in Excess of Liabilities - 26.5% (c)	2,412,251

	TOTAL NET ASSETS - 100.0%	$9,103,306

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,691,055.

(c)	Includes $280,000 cash segregated as collateral for swap contracts.

Direxion Daily Russia Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Market Vectors® Russia ETF	422,265	$11,741,232	(1.375)%	3/21/2014	$(609,009)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	194,339	5,594,520	(1.578)%	8/27/2014	(80,206)
BNP Paribas	Market Vectors® Russia ETF	83,079	2,384,721	(1.575)%	4/16/2015	(42,546)
BNP Paribas	Market Vectors® Russia ETF	114,792	3,394,138	(1.575)%	5/21/2015	44,432
Deutsche Bank AG London	Market Vectors® Russia ETF	121,771	3,321,144	(1.825)%	5/18/2016	(240,152)

			$26,435,755			$(927,481)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	85

Direxion Daily South Korea Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 18.5%
7,881	iShares MSCI South Korea Capped ETF	$503,675

	TOTAL INVESTMENT COMPANIES (Cost $447,870)	$503,675

SHORT TERM INVESTMENTS - 53.9%
Money Market Funds - 53.9%
640,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$640,000
380,000	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	380,000
450,028	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	450,028

	TOTAL SHORT TERM INVESTMENTS (Cost $1,470,028)	$1,470,028

	TOTAL INVESTMENTS (Cost $1,917,898) - 72.4% (b)	$1,973,703
	Other Assets in Excess of Liabilities - 27.6%	753,491

	TOTAL NET ASSETS - 100.0%	$2,727,194

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,470,028.

Direxion Daily South Korea Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI South Korea Capped ETF	31,682	$1,616,105	(0.476)%	5/27/2014	$405,922
BNP Paribas	iShares MSCI South Korea Capped ETF	31,546	1,615,566	(0.426)%	1/22/2015	398,043
Bank of America Merrill Lynch	iShares MSCI South Korea Capped ETF	22,428	1,439,019	(0.773)%	3/26/2015	(6,136)
Morgan Stanley Capital Services	iShares MSCI South Korea Capped ETF	34,483	1,935,632	(0.726)%	4/13/2015	265,019

			$6,606,322			$1,062,848

The accompanying notes are an integral part of these financial statements.

86	DIREXION ANNUAL REPORT

Direxion Daily South Korea Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 79.9%
Money Market Funds - 79.9%
830,000	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$830,000
220,036	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	220,036

	TOTAL SHORT TERM INVESTMENTS (Cost $1,050,036)	$1,050,036

	TOTAL INVESTMENTS (Cost $1,050,036) - 79.9% (b)	$1,050,036
	Other Assets in Excess of Liabilities - 20.1%	264,792

	TOTAL NET ASSETS - 100.0%	$1,314,828

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,050,036.

Direxion Daily South Korea Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI South Korea Capped ETF	28,271	$1,638,164	(1.075)%	6/2/2014	$(175,750)
Morgan Stanley Capital Services	iShares MSCI South Korea Capped ETF	15,182	921,363	(0.725)%	6/11/2014	(49,728)
BNP Paribas	iShares MSCI South Korea Capped ETF	7,758	480,581	(0.475)%	4/16/2015	(15,459)
BNP Paribas	iShares MSCI South Korea Capped ETF	10,511	676,189	(0.475)%	5/21/2015	4,431

			$3,716,297			$(236,506)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	87

Direxion Daily Basic Materials Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 8.6%
4,500	Materials Select Sector SPDR® Fund	$196,965

	TOTAL INVESTMENT COMPANIES (Cost $186,431)	$196,965

SHORT TERM INVESTMENTS - 60.0%
Money Market Funds - 60.0%
1,374,908	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,374,908

	TOTAL SHORT TERM INVESTMENTS (Cost $1,374,908)	$1,374,908

	TOTAL INVESTMENTS (Cost $1,561,339) - 68.6% (b)	$1,571,873
	Other Assets in Excess of Liabilities - 31.4%	720,049

	TOTAL NET ASSETS - 100.0%	$2,291,922

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,374,908.

Direxion Daily Basic Materials Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	Materials Select Sector SPDR® Fund	15,787	$689,372	(0.426)%	5/21/2015	$1,536
Deutsche Bank AG London	Materials Select Sector SPDR® Fund	136,802	4,299,497	(0.276)%	6/17/2016	1,899,850

			$4,988,869			$1,901,386

The accompanying notes are an integral part of these financial statements.

88	DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 15.1%
3,889,698	Market Vectors® Gold Miners ETF	$97,670,317

	TOTAL INVESTMENT COMPANIES (Cost $99,642,186)	$97,670,317

SHORT TERM INVESTMENTS - 64.7%
Money Market Funds - 64.7%
375,083,753	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$375,083,753
44,233,354	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	44,233,354

	TOTAL SHORT TERM INVESTMENTS (Cost $419,317,107)	$419,317,107

	TOTAL INVESTMENTS (Cost $518,959,293) - 79.8% (b)	$516,987,424
	Other Assets in Excess of Liabilities - 20.2% (c)	130,638,945

	TOTAL NET ASSETS - 100.0%	$647,626,369

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $419,317,107.

(c)	Includes $21,361,579 cash segregated as collateral for swap contracts at October 31, 2013.

Direxion Daily Gold Miners Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Market Vectors® Gold Miners ETF	10,999,949	$298,059,054	(0.376)%	2/19/2014	$(21,980,219)
Credit Suisse International	Market Vectors® Gold Miners ETF	16,755,201	417,778,489	(0.526)%	4/7/2014	2,557,380
Morgan Stanley Capital Services	Market Vectors® Gold Miners ETF	7,830,865	196,554,712	(0.426)%	3/25/2015	(8,075)
BNP Paribas	Market Vectors® Gold Miners ETF	1,190,322	30,514,079	(0.426)%	3/19/2015	(641,756)
BNP Paribas	Market Vectors® Gold Miners ETF	3,723,990	105,259,411	(0.426)%	4/16/2015	(11,803,888)
BNP Paribas	Market Vectors® Gold Miners ETF	4,193,690	110,302,067	(0.426)%	5/21/2015	(5,000,757)
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	28,794,809	719,659,563	(0.276)%	12/10/2015	3,274,462

			$1,878,127,375			$(33,602,853)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	89

Direxion Daily Gold Miners Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 71.5%
Money Market Funds - 71.5%
59,003,490	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$59,003,490
53,143,574	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	53,143,574

	TOTAL SHORT TERM INVESTMENTS (Cost $112,147,064)	$112,147,064

	TOTAL INVESTMENTS (Cost $112,147,064) - 71.5% (b)	$112,147,064
	Other Assets in Excess of Liabilities - 28.5% (c)	44,687,740

	TOTAL NET ASSETS - 100.0%	$156,834,804

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $112,147,064.

(c)	Includes $430,000 cash segregated as collateral for swap contracts at October 31, 2013.

Direxion Daily Gold Miners Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Market Vectors® Gold Miners ETF	3,350,000	$90,037,489	(0.425)%	4/3/2014	$5,870,544
Morgan Stanley Capital Services	Market Vectors® Gold Miners ETF	7,500,139	212,534,040	(0.075)%	1/16/2015	24,180,107
BNP Paribas	Market Vectors® Gold Miners ETF	3,570,105	102,638,624	(0.325)%	3/19/2015	12,933,653
BNP Paribas	Market Vectors® Gold Miners ETF	541,570	15,055,613	(0.325)%	4/16/2015	1,451,071
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	3,776,375	96,025,557	(0.325)%	12/10/2015	1,199,911

			$516,291,323			$45,635,286

The accompanying notes are an integral part of these financial statements.

90	DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 19.3%
176,414	Health Care Select Sector SPDR® Fund	$9,304,074

	TOTAL INVESTMENT COMPANIES (Cost $9,368,175)	$9,304,074

SHORT TERM INVESTMENTS - 34.7%
Money Market Funds - 34.7%
4,684,209	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$4,684,209
5,600,065	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	5,600,065
6,370,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,370,000

	TOTAL SHORT TERM INVESTMENTS (Cost $16,654,274)	$16,654,274

	TOTAL INVESTMENTS (Cost $26,022,449) - 54.0% (b)	$25,958,348
	Other Assets in Excess of Liabilities - 46.0% (c)	22,088,655

	TOTAL NET ASSETS - 100.0%	$48,047,003

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,654,274.
(c)	Includes $5,900,000 cash segregated as collateral for swap contracts.

Direxion Daily Healthcare Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Health Care Select Sector SPDR® Fund	718,384	$32,292,968	(0.476)%	3/21/2014	$5,878,950
Bank of America Merrill Lynch	Health Care Select Sector SPDR® Fund	423,214	22,392,498	(0.473)%	11/25/2014	(73,063)
Morgan Stanley Capital Services	Health Care Select Sector SPDR® Fund	534,438	28,277,425	(0.426)%	4/15/2015	(92,167)
BNP Paribas	Health Care Select Sector SPDR® Fund	461,884	24,424,365	(0.426)%	5/21/2015	(65,307)
Deutsche Bank AG London	Health Care Select Sector SPDR® Fund	418,769	17,808,420	(0.276)%	10/3/2017	4,513,315

			$125,195,676			$10,161,728

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	91

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 20.5%
25,000	Market Vectors® Junior Gold Miners ETF	$940,000

	TOTAL INVESTMENT COMPANIES (Cost $1,005,451)	940,000

SHORT TERM INVESTMENTS - 68.6%
Money Market Funds - 68.6%
3,149,986	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	3,149,986

	TOTAL SHORT TERM INVESTMENTS (Cost $3,149,986)	$3,149,986

	TOTAL INVESTMENTS - 89.1% (Cost $4,155,437) (b)	$4,089,986
	Other Assets in Excess of Liabilities - 10.9%	499,793

	TOTAL NET ASSETS - 100.0%	$4,589,779

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts.

Total value of securities segregated amounted to $3,149,986.

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
BNP Paribas	Market Vectors® Junior Gold Miners ETF	112,149	$4,400,239	(0.426)%	12/18/2014	$(183,914)
Credit Suisse International	Market Vectors® Junior Gold Miners ETF	229,082	9,147,309	(0.376)%	4/7/2015	(536,099)

			$13,547,548			$(720,013)

The accompanying notes are an integral part of these financial statements.

92	DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 61.8%
Money Market Funds - 61.8%
2,179,329	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,179,329
460,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	460,000

	TOTAL SHORT TERM INVESTMENTS (Cost $2,639,329)	$2,639,329

	TOTAL INVESTMENTS (Cost $2,639,329) - 61.8% (b)	$2,639,329
	Other Assets in Excess of Liabilities - 38.2%	1,629,867

	TOTAL NET ASSETS - 100.0%	$4,269,196

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,639,329.

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Market Vectors® Junior Gold Miners ETF	95,437	$3,642,892	(1.032)%	12/1/2014	$54,386
Credit Suisse International	Market Vectors® Junior Gold Miners ETF	245,230	9,871,081	(0.175)%	4/7/2015	649,140

			$13,513,973			$703,526

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	93

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
COMMON STOCKS - 7.5%
Oil and Gas Extraction - 6.9%
598	Anadarko Petroleum Corp.	$56,984
653	Apache Corp.	57,986
2,353	Bill Barrett Corp. (a)	65,108
1,510	Cabot Oil & Gas Corp.	53,333
2,124	Chesapeake Energy Corp.	59,387
625	Cimarex Energy Co.	65,844
3,690	Comstock Resources, Inc.	63,136
970	Devon Energy Corp.	61,323
3,145	Encana Corp.	56,358
8,013	EXCO Resources, Inc.	43,350
9,122	Forest Oil Corp. (a)	43,238
2,609	Goodrich Petroleum Corp. (a)	61,025
10,433	Magnum Hunter Resources Corp. (a)	74,387
2,213	Newfield Exploration Co. (a)	67,386
852	Noble Energy, Inc.	63,840
2,015	QEP Resources, Inc.	66,616
2,571	Questar Corp.	60,830
30,956	Quicksilver Resources, Inc. (a)	66,246
720	Range Resources Corp.	54,511
1,494	Southwestern Energy Co. (a)	55,607
2,490	Statoil ASA ADR	58,839
1,867	Stone Energy Corp. (a)	65,084
5,159	Talisman Energy, Inc.	64,384
2,746	Ultra Petroleum Corp. (a)	50,417

		1,435,219

Real Estate - 0.4%
9,410	Penn Virginia Corp. (a)	80,079

Utilities - 0.2%
643	EQT Corp.	55,047

	TOTAL COMMON STOCKS (Cost $1,573,730)	$1,570,345

Shares		Value
WARRANTS 0.0%
Oil and Gas Extraction - 0.0%
1,697	Magnum Hunter Resources Corp. - Warrants (a)
	Expiration Date: April 15, 2016
	Exercise Price: $8.50	$—

	TOTAL WARRANTS (Cost $–)	$—

SHORT TERM INVESTMENTS - 54.0%
Money Market Funds - 54.0%
8,247,162	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$8,247,162
3,021,704	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	3,021,704

	TOTAL SHORT TERM INVESTMENTS (Cost $11,268,866)	$11,268,866

	TOTAL INVESTMENTS (Cost $12,842,596) - 61.5% (c)	$12,839,211
	Other Assets in Excess of Liabilities - 38.5%	8,038,248

	TOTAL NET ASSETS - 100.0%	$20,877,459

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2013.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,268,866.

ADR — American Depository Receipt

Direxion Daily Natural Gas Related Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	ISE-Revere Natural Gas IndexTM	279,487	$27,211,432	0.075%	3/14/2014	$6,116,257
Morgan Stanley Capital Services	ISE-Revere Natural Gas IndexTM	98,987	12,031,472	0.125%	12/1/2014	(278,814)
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	135,911	13,700,863	(0.326)%	7/17/2015	2,451,168

			$52,943,767			$8,288,611

The accompanying notes are an integral part of these financial statements.

94	DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 86.3%
Money Market Funds - 86.3%
5,872,055	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$5,872,055
1,300,240	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,300,240

	TOTAL SHORT TERM INVESTMENTS (Cost $7,172,295)	$7,172,295

	TOTAL INVESTMENTS (Cost $7,172,295) - 86.3% (b)	$7,172,295
	Other Assets in Excess of Liabilities - 13.7% (c)	1,134,485

	TOTAL NET ASSETS - 100.0%	$8,306,780

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,172,295.

(c)	Includes $330,000 cash segregated as collateral for swap contracts.

Direxion Daily Natural Gas Related Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	ISE-Revere Natural Gas IndexTM	78,265	$8,076,756	(0.575)%	3/14/2014	$(1,252,707)
Morgan Stanley Capital Services	ISE-Revere Natural Gas IndexTM	59,905	7,193,597	(0.530)%	4/22/2015	81,231
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	71,761	7,506,989	(0.275)%	12/5/2015	(1,031,641)

			$22,777,342			$(2,203,117)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	95

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
COMMON STOCKS - 21.5%
Broadcasting (except Internet) - 0.3%
2,259	Liberty Interactive Corp. Class A (a)	$60,903

Building Material and Garden Equipment and Supplies Dealers - 4.0%
6,231	Home Depot, Inc.	485,333
4,643	Lowe’s Companies, Inc.	231,128

		716,461

Clothing and Clothing Accessories Stores - 2.5%
334	Abercrombie & Fitch Co. Class A	12,518
822	American Eagle Outfitters, Inc.	12,733
544	Ascena Retail Group, Inc. (a)	10,766
692	Chicos FAS, Inc.	11,868
115	Dillard’s, Inc. Class A	9,428
152	DSW, Inc. Class A	13,326
640	Foot Locker, Inc.	22,208
1,191	Gap, Inc.	44,055
619	Nordstrom, Inc.	37,431
938	Ross Stores, Inc.	72,554
3,070	TJX Companies, Inc.	186,625
459	Urban Outfitters, Inc. (a)	17,387

		450,899

Electronics and Appliance Stores - 0.5%
323	Aaron’s, Inc.	9,163
1,165	Best Buy Co., Inc.	49,862
507	GameStop Corp. Class A	27,794

		86,819

Furniture and Home Furnishings Stores - 0.5%
932	Bed Bath & Beyond, Inc. (a)	72,062
417	Williams-Sonoma, Inc.	21,868

		93,930

General Merchandise Stores - 7.6%
248	Big Lots, Inc. (a)	9,017
1,861	Costco Wholesale Corp.	219,598
1,396	Dollar General Corp. (a)	80,661
955	Dollar Tree, Inc. (a)	55,772
411	Family Dollar Stores, Inc.	28,310
1,010	J.C. Penney Co., Inc. (a)	7,575
947	Kohl’s Corp.	53,790
1,637	Macy’s, Inc.	75,482
471	O’Reilly Automotive, Inc. (a)	58,314
185	Sears Holdings Corp. (a)	10,745
2,737	Target Corp.	177,330
595	Tractor Supply Co.	42,453
6,869	Wal-Mart Stores, Inc.	527,196

		1,346,243

Health and Personal Care Stores - 0.7%
1,024	L Brands, Inc.	64,113
724	Sally Beauty Holdings, Inc. (a)	19,056
272	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	35,047

		118,216

Shares		Value
Merchant Wholesalers, Nondurable Goods - 0.2%
257	CST Brands, Inc.	$8,286
249	Nu Skin Enterprises, Inc. Class A	29,115

		37,401

Miscellaneous Store Retailers - 0.4%
441	PetSmart, Inc.	32,087
2,832	Staples, Inc.	45,652

		77,739

Motion Picture and Sound Recording Industries - 0.4%
214	Netflix, Inc. (a)	69,011

Motor Vehicle and Parts Dealers - 0.9%
311	Advance Auto Parts, Inc.	30,845
217	AutoNation, Inc. (a)	10,466
151	AutoZone, Inc. (a)	65,638
958	CarMax, Inc. (a)	45,017

		151,966

Nonstore Retailers - 3.2%
1,568	Amazon.com, Inc. (a)	570,799

Petroleum and Coal Products Manufacturing - 0.1%
204	Murphy USA, Inc. (a)	8,278

Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.2%
203	Cabela’s, Inc.(a)	12,042
421	Dick’s Sporting Goods, Inc.	22,401

		34,443

	TOTAL COMMON STOCKS (Cost $3,764,425)	$3,823,108

SHORT TERM INVESTMENTS - 43.9%
Money Market Funds - 43.9%
7,800,416	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$7,800,416

	TOTAL SHORT TERM INVESTMENTS (Cost $7,800,416)	$7,800,416

	TOTAL INVESTMENTS - (Cost $11,564,841) - 65.4% (c)	$11,623,524
	Other Assets in Excess of Liabilities - 34.6%	6,136,062

	TOTAL NET ASSETS - 100.0%	$17,759,586

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2013.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,800,416.

The accompanying notes are an integral part of these financial statements.

96	DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell Retail 1000® Index	13,272	$23,448,394	(0.326)%	3/14/2014	$5,185,734
BNP Paribas	Russell Retail 1000® Index	7,378	15,204,128	(0.426)%	6/11/2015	604,514
Deutsche Bank AG London	Russell Retail 1000® Index	2,433	2,866,569	(0.326)%	8/7/2015	2,448,768

			$41,519,091			$8,239,016

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	97

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
COMMON STOCKS - 23.9%
Computer and Electronic Product Manufacturing - 20.4%
29,413	Advanced Micro Devices, Inc. (a)	$98,239
13,049	Altera Corp.	438,446
10,397	Analog Devices, Inc.	512,572
4,959	ARM Holdings Plc ADR	234,015
17,465	Atmel Corp. (a)	127,145
10,086	Avago Technologies Ltd.	458,207
19,047	Broadcom Corp. Class A	508,936
4,905	Cree, Inc. (a)	297,979
10,512	Freescale Semiconductor Ltd (a)	162,305
43,783	Intel Corp.	1,069,619
6,768	KLA-Tencor Corp.	443,981
9,526	Linear Technology Corp.	391,900
22,347	LSI Corp.	189,503
20,103	Marvell Technology Group Ltd.	241,236
11,640	Maxim Integrated Products, Inc.	345,708
8,059	Microchip Technology, Inc.	346,215
35,457	Micron Technology, Inc. (a)	626,880
10,174	NXP Semiconductor NV (a)	428,529
18,374	ON Semiconductor Corp. (a)	129,720
14,519	QUALCOMM, Inc.	1,008,635
8,720	SanDisk Corp.	606,040
7,670	Skyworks Solutions, Inc. (a)	197,733
42,772	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	787,432
7,820	Teradyne, Inc. (a)	136,772
25,194	Texas Instruments, Inc.	1,060,163
10,881	Xilinx, Inc.	494,215

		11,342,125

Machinery Manufacturing - 2.9%
47,144	Applied Materials, Inc.	841,520
4,196	ASML Holding NV	397,110
6,665	Lam Research Corp. (a)	361,443

		1,600,073

Shares		Value
Publishing Industries (except Internet) - 0.6%
23,633	NVIDIA Corp.	$358,749

	TOTAL COMMON STOCKS (Cost $12,897,947)	$13,300,947

SHORT TERM INVESTMENTS - 30.7%
Money Market Funds - 30.7%
12,106,617	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$12,106,617
1	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	1
4,945,768	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	4,945,768

	TOTAL SHORT TERM INVESTMENTS (Cost $17,052,386)	$17,052,386

	TOTAL INVESTMENTS (Cost $29,950,333) - 54.6% (c)	$30,353,333
	Other Assets in Excess of Liabilities - 45.4%	25,233,552

	TOTAL NET ASSETS - 100.0%	$55,586,885

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2013.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,052,386.

ADR — American Depository Receipt

Direxion Daily Semiconductor Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	44,336	$21,959,204	(0.376)%	1/21/2015	$534,976
Deutsche Bank AG London	PHLX Semiconductor Sector Index	11,949	6,043,555	(0.176)%	3/11/2015	18,433
Credit Suisse International	PHLX Semiconductor Sector Index	246,343	89,068,215	(0.176)%	4/16/2015	37,840,553

			$117,070,974			$38,393,962

The accompanying notes are an integral part of these financial statements.

98	DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 90.9%
Money Market Funds - 90.9%
26,455,032	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$26,455,032
1	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1
423,375	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	423,375

	TOTAL SHORT TERM INVESTMENTS (Cost $26,878,408)	$26,878,408

	TOTAL INVESTMENTS (Cost $26,878,408) - 90.9% (b)	$26,878,408
	Other Assets in Excess of Liabilities - 9.1% (c)	2,677,276

	TOTAL NET ASSETS - 100.0%	$29,555,684

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,878,408.

(c)	Includes $473,684 cash segregated as collateral for swap contracts at October 31, 2013.

Direxion Daily Semiconductor Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	PHLX Semiconductor Sector Index	166,004	$73,501,834	(0.225)%	4/1/2014	$(11,414,153)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	1,583	775,687	0.026%	11/24/2014	(27,611)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	7,268	3,650,751	(0.225)%	3/11/2015	(36,606)

			$77,928,272			$(11,478,370)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	99

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 5.3%
86,753	Energy Select Sector SPDR® Fund	$7,494,592

	TOTAL INVESTMENT COMPANIES (Cost $7,335,747)	$7,494,592

SHORT TERM INVESTMENTS - 42.8%
Money Market Funds - 42.8%
60,580,923	Dreyfus Treasury Prime Cash Management, 0.00% (††) (a)	$60,580,923

	TOTAL SHORT TERM INVESTMENTS (Cost $60,580,923)	$60,580,923

	TOTAL INVESTMENTS (Cost $67,916,670) - 48.1% (b)	$68,075,515
	Other Assets in Excess of Liabilities - 51.9%	73,434,445

	TOTAL NET ASSETS - 100.0%	$141,509,960

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $60,580,923.

Direxion Daily Energy Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	Energy Select Sector Index	469,405	$308,085,295	(0.476)%	12/11/2014	$106,077,155
Deutsche Bank AG London	Energy Select Sector Index	11,905	10,399,869	(0.421)%	12/16/2014	(83,407)

			$318,485,164			$105,993,748

The accompanying notes are an integral part of these financial statements.

100	DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 78.1%
Money Market Funds - 78.1%
45,630,034	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$45,630,034
4,635,305	Morgan Stanley Institutional
	Global Liquidity Treasury Fund, 0.03% (a)	4,635,305

	TOTAL SHORT TERM INVESTMENTS (Cost $50,265,339)	$50,265,339

	TOTAL INVESTMENTS (Cost $50,265,339) - 78.1% (b)	$50,265,339
	Other Assets in Excess of Liabilities - 21.9%	14,126,516

	TOTAL NET ASSETS - 100.0%	$64,391,855

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $50,265,339.

Direxion Daily Energy Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Energy Select Sector Index	47,438	$38,103,423	(0.275)%	12/30/2013	$(3,306,388)
Credit Suisse International	Energy Select Sector Index	118,015	95,132,418	(0.025)%	4/1/2014	(7,816,167)
Morgan Stanley Capital Services	Energy Select Sector Index	17,984	14,927,921	(0.075)%	1/30/2015	(722,134)
BNP Paribas	Energy Select Sector Index	7,415	6,442,272	(0.525)%	5/21/2015	14,924
Deutsche Bank AG London	Energy Select Sector Index	32,099	27,199,417	(0.075)%	9/23/2015	(653,942)

			$181,805,451			$(12,483,707)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	101

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
COMMON STOCKS - 1.9%
Accommodation - 0.0%
4,351	Host Hotels & Resorts, Inc.	$80,711

Administrative and Support Services - 0.0%
233	Dun & Bradstreet Corp.	25,348
704	Equifax, Inc.	45,528
508	Lender Processing Services, Inc.	17,536
1,136	Moody’s Corp.	80,270

		168,682

Amusement, Gambling, and Recreation Industries - 0.0%
445	Global Payments, Inc.	26,468

Computer and Electronic Product Manufacturing - 0.0%
558	CoreLogic, Inc. (a)	18,565

Credit Intermediation and Related Activities - 0.8%
5,536	American Express Co.	452,845
1,177	Ameriprise Financial, Inc.	118,336
62,982	Bank Of America Corp.	879,229
262	Bank of Hawaii Corp.	15,191
6,781	Bank Of New York Mellon Corp.	215,636
376	BankUnited, Inc.	11,569
4,099	BB&T Corp.	139,243
155	BOK Financial Corp.	9,491
3,413	Capital One Financial Corp.	234,371
1,145	CapitalSource, Inc.	14,977
1,176	CIT Group, Inc. (a)	56,636
17,777	Citigroup, Inc.	867,162
1,090	Comerica, Inc.	47,197
449	Commerce Bancshares, Inc.	20,658
304	Cullen/Frost Bankers, Inc.	21,520
2,865	Discover Financial Services	148,636
796	East West Bancorp, Inc.	26,817
5,110	Fifth Third Bancorp	97,243
44	First Citizens BancShares, Inc. Class A	9,316
1,409	First Horizon National Corp.	15,006
2,068	First Niagara Financial Group, Inc.	22,810
680	First Republic Bank	34,728
397	FleetCor Technologies, Inc. (a)	45,794
1,140	Fulton Financial Corp.	13,919
3,087	Hudson City Bancorp, Inc.	27,721
22,082	JPMorgan Chase & Co.	1,138,106
5,378	KeyCorp	67,386
754	M&T Bank Corp.	84,848
125	Nationstar Mortgage Holdings, Inc. (a)	6,415
2,576	New York Community Bancorp, Inc.	41,757
1,398	Northern Trust Corp.	78,875
605	Ocwen Financial Corp. (a)	34,019
1,809	People’s United Financial, Inc.	26,104
3,093	PNC Financial Services Group, Inc.	227,428
603	Popular, Inc. (a)	15,226
8,257	Regions Financial Corp.	79,515
276	Signature Bank (a)	28,102
2,595	SLM Corp.	65,835
2,665	State Street Corp.	186,737
3,156	SunTrust Banks, Inc.	106,168
263	SVB Financial Group (a)	25,190
5,715	Synovus Financial Corp.	18,574

Shares		Value
Credit Intermediation and Related Activities (continued)
957	TCF Financial Corp.	$14,527
460	TFS Financial Corp. (a)	5,584
10,806	U.S. Bancorp	403,712
1,164	Valley National Bancorp	11,349
3,052	Visa, Inc. Class A	600,237
609	Washington Federal, Inc.	13,873
28,207	Wells Fargo & Co.	1,204,157
3,255	Western Union Co.	55,400
1,076	Zions Bancorporation	30,526

		8,115,701

Data Processing, Hosting and Related Services - 0.0%
778	Fiserv, Inc. (a)	81,480
954	Total System Services, Inc.	28,458

		109,938

Forestry and Logging - 0.0%
951	Plum Creek Timber Co., Inc.	43,175
3,402	Weyerhaeuser Co.	103,421

		146,596

Funds, Trusts, and Other Financial Vehicles - 0.0%
1,771	American Capital Ltd. (a)	24,812
1,566	Ares Capital Corp.	27,202

		52,014

Insurance Carriers and Related Activities - 0.5%
1,987	ACE Ltd.	189,639
2,724	Aflac, Inc.	177,006
98	Alleghany Corp. (a)	39,731
202	Allied World Assurance Co. Holdings AG	21,875
2,738	Allstate Corp.	145,278
454	American Financial Group, Inc.	25,542
8,625	American International Group, Inc.	445,481
42	American National Insurance Co.	4,245
1,806	Aon PLC	142,837
777	Arch Capital Group Ltd. (a)	45,035
741	Arthur J. Gallagher & Co.	35,160
387	Aspen Insurance Holdings Ltd.	15,097
450	Assurant, Inc.	26,316
985	Assured Guaranty Ltd.	20,192
697	Axis Capital Holdings Ltd.	33,052
10,514	Berkshire Hathaway, Inc. Class B (a)	1,209,951
689	Brown & Brown, Inc.	22,000
1,514	Chubb Corp.	139,409
955	Cincinnati Financial Corp.	47,750
154	CNA Financial Corp.	6,251
252	Endurance Specialty Holdings Ltd.	13,933
145	Erie Indemnity Co. Class A	10,414
292	Everest Re Group Ltd.	44,892
1,330	Fidelity National Financial, Inc. Class A	37,439
2,881	Genworth Financial, Inc. Class A (a)	41,861
257	Hanover Insurance Group, Inc.	15,045
2,663	Hartford Financial Services Group, Inc.	89,743
587	HCC Insurance Holdings, Inc.	26,797
438	ING US Inc	13,587
278	Kemper Corp.	10,292
1,568	Lincoln National Corp.	71,203

The accompanying notes are an integral part of these financial statements.

102	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
Insurance Carriers and Related Activities (continued)
1,794	Loews Corp.	$86,668
81	Markel Corp. (a)	42,903
3,221	Marsh & McLennan Companies, Inc.	147,522
828	MBIA, Inc. (a)	9,414
157	Mercury General Corp.	7,310
5,223	MetLife, Inc.	247,100
1,517	Old Republic International Corp.	25,470
316	PartnerRE Ltd.	31,666
1,714	Principal Financial Group, Inc.	81,346
361	ProAssurance Corp.	16,361
3,524	Progressive Corp.	91,518
458	Protective Life Corp.	21,105
2,711	Prudential Financial, Inc.	220,648
424	Reinsurance Group of America, Inc.	30,180
260	RenaissanceRe Holdings Ltd.	24,365
259	StanCorp Financial Group, Inc.	15,255
540	Torchmark Corp.	39,344
2,199	Travelers Companies, Inc.	189,774
1,559	Unum Group	49,483
610	Validus Holdings Ltd.	24,083
633	W.R. Berkley Corp.	27,795
36	White Mountains Insurance Group Ltd.	21,027
1,705	XL Group PLC	52,122

		4,669,512

Management of Companies and Enterprises - 0.1%
980	Associated Banc-Corp	15,935
273	City National Corp.	19,686
2,679	Goldman Sachs Group, Inc.	430,944
4,900	Huntington Bancshares, Inc.	43,120
8,896	Morgan Stanley	255,582

		765,267

Professional, Scientific, and Technical Services - 0.1%
287	Alliance Data Systems Corp. (a)	68,036
708	Broadridge Financial Solutions, Inc.	24,893
257	FactSet Research System, Inc.	27,998
503	Jack Henry & Associates, Inc.	27,469
331	LPL Investment Holdings, Inc.	13,485
683	MasterCard, Inc. Class A	489,779

		651,660

Publishing Industries (except Internet) - 0.0%
705	MSCI, Inc. Class A (a)	28,743
2,181	Thomson Reuters Corp.	81,940

		110,683

Real Estate - 0.3%
417	Alexandria Real Estate Equities, Inc.	27,430
612	American Campus Communities, Inc.	21,151
2,316	American Capital Agency Corp.	50,304
296	American Homes 4 Rent (a)	4,582
5,535	Annaly Capital Management, Inc.	65,258
852	Apartment Investment & Management Co. Class A	23,839
756	AvalonBay Communities, Inc.	94,538
1,088	Biomed Realty Trust, Inc.	21,673
887	Boston Properties, Inc.	91,804
915	Brandywine Realty Trust	13,020

Shares		Value
Real Estate (continued)
450	BRE Properties, Inc.	$24,575
496	Camden Property Trust	31,843
953	CBL & Associates Properties, Inc.	18,879
1,630	CBRE Group, Inc. Class A (a)	37,865
6,004	Chimera Investment Corp.	18,192
691	CommonWealth REIT	16,840
501	Corporate Office Properties Trust	12,325
673	Corrections Corporation of America	24,901
1,732	DDR Corp.	29,357
750	Digital Realty Trust, Inc.	35,745
833	Douglas Emmett, Inc.	20,767
1,879	Duke Realty Corp.	31,135
487	Equity Lifestyle Properties, Inc.	18,501
2,104	Equity Residential	110,165
222	Essex Property Trust, Inc.	35,742
648	Extra Space Storage, Inc.	29,802
381	Federal Realty Investment Trust	39,472
923	Forest City Enterprises, Inc. Class A (a)	18,700
3,474	General Growth Properties, Inc.	73,753
577	Hatteras Financial Corp.	10,501
2,655	HCP, Inc.	110,182
1,662	Health Care REIT, Inc.	107,781
651	Healthcare Trust of America, Inc. Class A	7,565
332	Home Properties, Inc.	20,023
816	Hospitality Properties Trust	23,974
231	Howard Hughes Corp. (a)	27,039
258	Jones Lang LaSalle, Inc.	24,562
476	Kilroy Realty Corp.	25,304
2,388	Kimco Realty Corp.	51,294
757	Liberty Property Trust	28,153
803	Macerich Co.	47,546
514	Mack-Cali Realty Corp.	10,568
2,111	MFA Financial, Inc.	15,642
436	Mid-America Apartment Communities, Inc.	28,950
692	National Retail Properties, Inc.	23,805
714	Omega Healthcare Investors, Inc.	23,733
980	Piedmont Office Realty Trust, Inc. Class A	18,110
319	Post Properties, Inc.	14,591
2,911	Prologis, Inc.	116,294
836	Public Storage	139,587
736	Rayonier, Inc.	34,607
702	Realogy Holdings Corp. (a)	28,880
1,146	Realty Income Corp.	47,731
535	Regency Centers Corp.	27,638
782	Retail Properties of America, Inc. Class A	11,190
1,099	Senior Housing Properties Trust	27,079
1,811	Simon Property Group, Inc.	279,890
535	SL Green Realty Corp.	50,595
2,163	Spirit Reality Capital, Inc.	22,625
389	St Joe Co. (a)	7,263
1,140	Starwood Property Trust, Inc.	29,287
552	Tanger Factory Outlet Centers, Inc.	19,237
373	Taubman Centers, Inc.	24,540
2,134	Two Harbors Investment Corp.	19,910

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	103

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
Real Estate (continued)
1,465	UDR, Inc.	$36,347
1,713	Ventas, Inc.	111,756
1,092	Vornado Realty Trust	97,253
712	Weingarten Realty Investors	22,592
335	WP Carey, Inc.	22,314

		2,838,096

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
308	Affiliated Managers Group (a)	60,812
74	Artisan Partners Asset Management, Inc.	4,430
763	BlackRock, Inc.	229,518
510	CBOE Holdings, Inc.	24,735
6,414	Charles Schwab Corp.	145,277
1,851	CME Group, Inc.	137,363
1,676	E*TRADE Financial Corp. (a)	28,341
701	Eaton Vance Corp.	29,309
542	Federated Investors, Inc. Class B	14,699
2,400	Franklin Resources, Inc.	129,264
274	Interactive Brokers Group, Inc. Class A	5,653
425	IntercontinentalExchange, Inc. (a)	81,910
2,598	Invesco Ltd. (b)	87,683
748	Lazard Ltd. Class A	28,910
649	Legg Mason, Inc.	24,967
121	Morningstar, Inc.	9,715
651	NASDAQ OMX Group, Inc.	23,065
1,420	NYSE Euronext	62,508
712	Raymond James Financial, Inc.	32,503
842	SEI Investments Co.	27,946
1,515	T. Rowe Price Group, Inc.	117,276
1,360	TD Ameritrade Holding Corp.	37,074
511	Vantiv, Inc. Class A (a)	14,052
502	Waddell & Reed Financial, Inc. Class A	30,998

		1,388,008

Telecommunications - 0.0%
2,311	American Tower Corp.	183,378
1,712	Fidelity National Information Services, Inc.	83,460

		266,838

Shares		Value
Wood Product Manufacturing - 0.0%
1,728	Leucadia National Corp.	$48,971

	TOTAL COMMON STOCKS (Cost $20,098,547)	$19,457,710

SHORT TERM INVESTMENTS - 57.1%
Money Market Funds - 57.1%
401,986,502	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$401,986,502
97,962,236	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	97,962,236
78,573,847	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	78,573,847

	TOTAL SHORT TERM INVESTMENTS (Cost $578,522,585)	$578,522,585

	TOTAL INVESTMENTS (Cost $598,621,132) - 59.0% (c)	$597,980,295
	Other Assets in Excess of Liabilities - 41.0% (d)	416,064,926

	TOTAL NET ASSETS - 100.0%	$1,014,045,221

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2013.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $578,522,585.

(d)	Includes $66,143,505 cash segregated as collateral for swap contracts.

Direxion Daily Financial Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	Russell 1000® Financial Services Index	292,676	$331,592,778	(0.376)%	7/17/2014	$(3,555,054)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	326,150	349,200,959	(0.776)%	12/30/2014	17,243,571
Citibank N.A.	Russell 1000® Financial Services Index	199,480	226,187,898	(0.526)%	12/31/2014	(2,509,252)

The accompanying notes are an integral part of these financial statements.

104	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 1000® Financial Services Index	1,075,490	$778,206,010	(0.476)%	1/23/2015	$457,270,249
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	357,113	391,865,325	(0.473)%	1/27/2015	9,395,724
BNP Paribas	Russell 1000® Financial Services Index	206,487	220,611,226	(0.426)%	3/19/2015	11,328,195
BNP Paribas	Russell 1000® Financial Services Index	165,000	183,273,697	(0.426)%	4/16/2015	1,935,577
BNP Paribas	Russell 1000® Financial Services Index	75,000	85,065,260	(0.426)%	5/21/2015	(999,955)

			$2,566,003,153			$490,109,055

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	105

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 67.6%
Money Market Funds - 67.6%
299,149,196	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$299,149,196
46,071,321	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	46,071,321
66,331,595	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	66,331,595

	TOTAL SHORT TERM INVESTMENTS (Cost $411,552,112)	$411,552,112

	TOTAL INVESTMENTS (Cost $411,552,112) - 67.6% (b)	$411,552,112
	Other Assets in Excess of Liabilities - 32.4% (c)	197,203,511

	TOTAL NET ASSETS - 100.0%	$608,755,623

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $411,552,112.

(c)	Includes $37,366,978 cash segregated as collateral for swap contracts.

Direxion Daily Financial Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	Russell 1000® Financial Services Index	473,545	$519,647,290	(0.425)%	4/1/2014	$(12,097,393)
Citibank N.A.	Russell 1000® Financial Services Index	318,950	357,976,234	(0.575)%	12/31/2014	399,889
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	146,148	159,787,993	(0.428)%	1/15/2015	(4,387,756)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	219,800	245,481,841	(0.425)%	1/21/2015	(2,343,785)
BNP Paribas	Russell 1000® Financial Services Index	182,799	195,737,670	(0.625)%	3/19/2015	(9,854,155)
BNP Paribas	Russell 1000® Financial Services Index	122,700	133,765,578	(0.625)%	4/16/2015	(3,971,190)
Deutsche Bank AG London	Russell 1000® Financial Services Index	165,710	184,725,377	(0.325)%	8/21/2017	(1,061,535)

			$1,797,121,983			$(33,315,925)

The accompanying notes are an integral part of these financial statements.

106	DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 1.0%
19,839	Vanguard REIT ETF	$1,371,271

	TOTAL INVESTMENT COMPANIES (Cost $1,541,688)	$1,371,271

SHORT TERM INVESTMENTS - 67.4%
Money Market Funds - 67.4%
71,940,865	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$71,940,865
18,440,010	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	18,440,010

	TOTAL SHORT TERM INVESTMENTS (Cost $90,380,875)	$90,380,875

	TOTAL INVESTMENTS (Cost $91,922,563) - 68.4% (b)	$91,752,146
	Other Assets in Excess of Liabilities - 31.6%	42,312,437

	TOTAL NET ASSETS - 100.0%	$134,064,583

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $90,380,875.

Direxion Daily Real Estate Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	MSCI US REIT IndexSM	118,551	$85,293,981	(0.376)%	7/17/2014	$34,216,502
Credit Suisse International	MSCI US REIT IndexSM	93,410	69,106,340	(0.426)%	1/23/2015	24,863,750
BNP Paribas	MSCI US REIT IndexSM	119,145	106,518,121	(0.426)%	3/19/2015	7,019,595
Bank of America Merrill Lynch	MSCI US REIT IndexSM	72,556	68,818,851	(0.523)%	3/28/2015	(12,669)
BNP Paribas	MSCI US REIT IndexSM	19,438	17,872,634	(0.426)%	4/16/2015	603,210

			$347,609,927			$66,690,388

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	107

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 79.9%
Money Market Funds - 79.9%
5,092,360	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$5,092,360
1,910,062	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1,910,062
6,922,290	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,922,290

	TOTAL SHORT TERM INVESTMENTS (Cost $13,924,712)	$13,924,712

	TOTAL INVESTMENTS (Cost $13,924,712) - 79.9% (b)	$13,924,712
	Other Assets in Excess of Liabilities - 20.1% (c)	3,494,841

	TOTAL NET ASSETS - 100.0%	$17,419,553

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $13,924,712.

(c)	Includes $710,000 cash segregated as collateral for swap contracts.

Direxion Daily Real Estate Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	MSCI US REIT IndexSM	4,909	$4,563,392	(0.775)%	3/10/2014	$(193,014)
Deutsche Bank AG London	MSCI US REIT IndexSM	2,125	1,990,316	(0.725)%	7/17/2014	(56,669)
Bank of America Merrill Lynch	MSCI US REIT IndexSM	12,305	11,813,825	(0.528)%	1/15/2015	146,124
Morgan Stanley Capital Services	MSCI US REIT IndexSM	25,527	23,630,461	(0.575)%	1/21/2015	(659,452)
BNP Paribas	MSCI US REIT IndexSM	4,626	4,131,784	(0.775)%	3/19/2015	(280,803)
BNP Paribas	MSCI US REIT IndexSM	5,670	5,139,969	(0.775)%	4/16/2015	(244,945)

			$51,269,747			$(1,288,759)

The accompanying notes are an integral part of these financial statements.

108	DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 2.4%
74,409	Technology Select Sector SPDR Fund	$2,503,863

	TOTAL INVESTMENT COMPANIES (Cost $2,362,214)	2,503,863

SHORT TERM INVESTMENTS - 58.4%
Money Market Funds - 58.4%
51,606,391	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	51,606,391
10,109,409	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	10,109,409

	TOTAL SHORT TERM INVESTMENTS (Cost $61,715,800)	$61,715,800

	TOTAL INVESTMENTS - 60.8% (Cost $64,078,014) (b)	$64,219,663
	Other Assets in Excess of Liabilities - 39.2%	41,476,120

	TOTAL NET ASSETS - 100.0%	$105,695,783

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $61,715,800.

Direxion Daily Technology Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Technology Select Sector Index	119,370	$38,402,959	(0.623)%	1/28/2014	$1,842,382
BNP Paribas	Technology Select Sector Index	45,981	14,003,900	(0.426)%	3/20/2014	1,744,184
BNP Paribas	Technology Select Sector Index	18,474	5,378,880	(0.426)%	5/15/2014	938,314
Credit Suisse International	Technology Select Sector Index	493,728	150,189,552	(0.476)%	5/19/2014	17,349,678
BNP Paribas	Technology Select Sector Index	1,385	411,358	(0.426)%	8/21/2014	59,942
BNP Paribas	Technology Select Sector Index	1,215	391,126	(0.426)%	3/19/2015	18,634
BNP Paribas	Technology Select Sector Index	7,055	2,295,309	(0.426)%	4/16/2015	84,111
BNP Paribas	Technology Select Sector Index	12,612	4,273,422	(0.426)%	5/21/2015	(27,077)
Deutsche Bank AG London	Technology Select Sector Index	234,554	75,902,089	(0.676)%	5/10/2016	3,183,800

			$291,248,595			$25,193,968

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	109

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 83.3%
Money Market Funds - 83.3%
13,510,171	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$13,510,171
2,045,626	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	2,045,626

	TOTAL SHORT TERM INVESTMENTS (Cost $15,555,797)	$15,555,797

	TOTAL INVESTMENTS (Cost $15,555,797) - 83.3% (b)	$15,555,797
	Other Assets in Excess of Liabilities - 16.7%	3,126,273

	TOTAL NET ASSETS - 100.0%	$18,682,070

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,555,797.

(c)	Includes $160,000 cash segregated as collateral for swap contracts.

Direxion Daily Technology Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Technology Select Sector Index	25,822	$8,386,850	(0.378)%	1/28/2014	$(323,440)
Credit Suisse International	Technology Select Sector Index	91,725	27,677,332	(0.075)%	3/10/2014	(3,513,978)
Deutsche Bank AG London	Technology Select Sector Index	48,922	15,831,588	(0.325)%	6/30/2014	(656,066)

			$51,895,770			$(4,493,484)

The accompanying notes are an integral part of these financial statements.

110	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 69.1%
Money Market Funds - 69.1%
2,659,879	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$2,659,879

	TOTAL SHORT TERM INVESTMENTS (Cost $2,659,879)	$2,659,879

	TOTAL INVESTMENTS (Cost $2,659,879) - 69.1% (b)	$2,659,879
	Other Assets in Excess of Liabilities - 30.9%	1,190,925

	TOTAL NET ASSETS - 100.0%	$3,850,804

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,659,879.

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	643	$66,319	0.181%	4/28/2015	$(249)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	111,789	11,506,355	(0.426)%	5/21/2015	(20,988)

			$11,572,674			$(21,237)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	111

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 57.8%
Money Market Funds - 57.8%
33,214,204	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$33,214,204
2	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	2

	TOTAL SHORT TERM INVESTMENTS (Cost $33,214,206)	$33,214,206

	TOTAL INVESTMENTS (Cost $33,214,206) - 57.8% (b)	$33,214,206
	Other Assets in Excess of Liabilities - 42.2% (c)	24,223,818

	TOTAL NET ASSETS - 100.0%	$57,438,024

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $33,214,206.

(c)	Includes $360,000 cash segregated as collateral for swap contracts.

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	855,409	$90,761,957	(0.575)%	3/21/2014	$1,915,215
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	43,615	4,486,570	(1.575)%	5/21/2015	4,569
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	778,003	78,199,169	(1.675)%	9/17/2015	(2,124,098)

			$173,447,696			$(204,314)

The accompanying notes are an integral part of these financial statements.

112	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 12.1%
34,120	iShares 20+ Year Treasury Bond ETF	$3,672,677

	TOTAL INVESTMENT COMPANIES (Cost $4,102,015)	$3,672,677

SHORT TERM INVESTMENTS - 48.8%
Money Market Funds - 48.8%
7,983,658	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$7,983,658
410,002	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	410,002
6,390,514	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,390,514

	TOTAL SHORT TERM INVESTMENTS (Cost $14,784,174)	$14,784,174

	TOTAL INVESTMENTS (Cost $18,886,189) - 60.9% (b)	$18,456,851
	Other Assets in Excess of Liabilities - 39.1%	11,860,843

	TOTAL NET ASSETS - 100.0%	$30,317,694

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,784,174.

Direxion Daily 20+ Year Treasury Bull 3X Shares

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares 20+ Year Treasury Bond ETF	142,532	$15,202,525	0.175%	3/6/2014	$167,131
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	255,493	27,568,035	0.075%	3/10/2014	107,781
BNP Paribas	iShares 20+ Year Treasury Bond ETF	9,530	1,134,276	(0.426)%	11/20/2014	(111,375)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	112,583	11,718,961	(0.176)%	1/12/2015	457,808
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	15,808	1,657,469	(0.273)%	1/28/2015	52,057
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	274,935	29,136,505	0.125%	9/17/2015	492,989

			$86,417,771			$1,166,391

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	113

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 66.6%
Money Market Funds - 66.6%
222,308,892	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$222,308,892
67,240,075	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	67,240,075
71,965,629	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	71,965,629

	TOTAL SHORT TERM INVESTMENTS (Cost $361,514,596)	$361,514,596

	TOTAL INVESTMENTS (Cost $361,514,596) - 66.6% (b)	$361,514,596
	Other Assets in Excess of Liabilities - 33.4% (c)	181,683,771

	TOTAL NET ASSETS - 100.0%	$543,198,367

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2013.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $361,514,596.

(c)	Includes $6,157,895 cash segregated as collateral for swap contracts.

Direxion Daily 20+ Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	3,697,689	$429,695,543	(0.575)%	4/7/2014	$25,053,099
Morgan Stanley Capital Services	iShares 20+ Year Treasury Bond ETF	2,389,172	287,825,515	(0.675)%	5/9/2014	26,220,329
BNP Paribas	iShares 20+ Year Treasury Bond ETF	20,082	2,461,360	(0.775)%	6/19/2014	283,083
BNP Paribas	iShares 20+ Year Treasury Bond ETF	51,160	6,241,806	(0.775)%	7/17/2014	694,390
BNP Paribas	iShares 20+ Year Treasury Bond ETF	200,000	23,103,378	(0.775)%	8/21/2014	1,444,309
BNP Paribas	iShares 20+ Year Treasury Bond ETF	186,205	22,018,061	(0.775)%	9/18/2014	1,863,274
BNP Paribas	iShares 20+ Year Treasury Bond ETF	427,730	51,825,864	(0.775)%	11/20/2014	5,560,500
BNP Paribas	iShares 20+ Year Treasury Bond ETF	522,400	61,139,914	(0.775)%	12/18/2014	4,695,247

The accompanying notes are an integral part of these financial statements.

114	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	1,888,848	$197,226,154	(0.725)%	1/12/2015	$(7,233,285)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	950,000	104,180,660	(0.775)%	1/22/2015	1,631,509
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	2,249,674	234,480,319	(0.828)%	1/28/2015	(9,142,351)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	201,635	21,756,098	(0.775)%	6/11/2015	50,703
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	2,354,746	249,824,435	(0.525)%	9/17/2015	(3,711,862)

			$1,691,779,107			$47,408,945

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	115

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$187,814,851	$190,184,928	$28,003,671	$8,732,894
Cash	131,335,897	80,900,979	24,518,402	3,803,172
Cash collateral for swaps	—	1,430,000	—	—
Receivable for Fund shares sold	13,837,535	—	49,746	—
Dividend and interest receivable	774	544	1,525	134
Due from brokers for swaps	—	164,682	8,037	—
Unrealized appreciation on swaps	104,538,041	—	17,709,544	—
Prepaid expense and other assets	7,719	8,832	5,987	7,993

Total Assets	437,534,817	272,689,965	70,296,912	12,544,193

Liabilities:
Payable for Fund shares redeemed	27,054,873	—	—	—
Unrealized depreciation on swaps	366,352	72,859,364	217,156	1,766,665
Due to investment adviser, net	188,741	131,271	34,587	4,512
Due to brokers for swaps	110,199,768	—	18,240,000	2
Accrued expenses and other liabilities	199,381	185,770	75,386	36,770

Total Liabilities	138,009,115	73,176,405	18,567,129	1,807,949

Net Assets	$299,525,702	$199,513,560	$51,729,783	$10,736,244

Net Assets Consist of:
Capital stock	$196,093,972	$1,043,078,909	$32,376,040	$74,991,677
Accumulated net investment loss	(61,498)	(1,619,557)	—	(89,419)
Undistributed (Accumulated) net realized gain (loss)	(652,473)	(769,086,428)	1,859,297	(62,399,349)
Net unrealized appreciation (depreciation) on:
Investment securities	(25,988)	—	2,058	—
Swaps	104,171,689	(72,859,364)	17,492,388	(1,766,665)

Net Assets	$299,525,702	$199,513,560	$51,729,783	$10,736,244

Calculation of Net Asset Value Per Share:
Net assets	$299,525,702	$199,513,560	$51,729,783	$10,736,244
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,501,251	5,025,675	700,033	508,158
Net assets value, redemption price and offering price per share	$54.45	$39.70	$73.90	$21.13

Cost of Investments	$187,840,839	$190,184,928	$28,001,613	$8,732,894

The accompanying notes are an integral part of these financial statements.

116	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares	Direxion Daily Brazil Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$460,483,746	$532,868,690	$4,384,747	$1,580,502
Cash	272,239,233	273,183,696	1,410,544	491,122
Cash collateral for swaps	1,106,706	131,120	—	—
Receivable for Fund shares sold	54,355,382	—	—	—
Due from investment adviser, net	—	—	3,576	7,154
Dividend and interest receivable	1,652	2,511	—	1
Due from brokers for swaps	1,085,389	—	—	—
Unrealized appreciation on swaps	263,783,001	1,252,578	1,727,751	425,595
Prepaid expense and other assets	10,949	15,956	10,802	10,701

Total Assets	1,053,066,058	807,454,551	7,537,420	2,515,075

Liabilities:
Payable for Fund shares redeemed	39,651,976	32,720,420	—	—
Unrealized depreciation on swaps	3,063,987	107,427,679	2,112	—
Due to investment adviser, net	415,545	432,205	—	—
Due to brokers for swaps	277,206,601	650,000	1,826,602	430,000
Accrued expenses and other liabilities	278,647	397,360	23,599	24,078

Total Liabilities	320,616,756	141,627,664	1,852,313	454,078

Net Assets	$732,449,302	$665,826,887	$5,685,107	$2,060,997

Net Assets Consist of:
Capital stock	$461,049,693	$3,103,105,945	$5,544,495	$1,742,387
Accumulated net investment loss	(18,768)	(6,549,274)	(5,777)	—
Undistributed (Accumulated) net realized gain (loss)	11,003,233	(2,324,554,683)	(1,819,027)	(106,985)
Net unrealized appreciation (depreciation) on:
Investment securities	(303,870)	—	239,777	—
Swaps	260,719,014	(106,175,101)	1,725,639	425,595

Net Assets	$732,449,302	$665,826,887	$5,685,107	$2,060,997

Calculation of Net Asset Value Per Share:
Net assets	$732,449,302	$665,826,887	$5,685,107	$2,060,997
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	10,950,034	32,098,480	200,001	50,001
Net assets value, redemption price and offering price per share	$66.89	$20.74	$28.43	$41.22

Cost of Investments	$460,787,616	$532,868,690	$4,144,970	$1,580,502

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	117

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$54,515,176	$9,287,413	$33,385,335	$7,466,413
Cash	32,229,382	3,304,312	19,624,089	2,959,411
Receivable for Fund shares sold	901	—	—	—
Due from investment adviser, net	—	—	—	2,927
Dividend and interest receivable	12,726	62	280	17
Due from brokers for swaps	—	—	69,755	63,213
Unrealized appreciation on swaps	40,126,520	75,735	11,251,228	8,632
Prepaid expense and other assets	5,659	8,678	13,918	17,450

Total Assets	126,890,364	12,676,200	64,344,605	10,518,063

Liabilities:
Payable for Fund shares redeemed	3,002,473	—	—	—
Unrealized depreciation on swaps	1,294,455	2,898,932	—	1,949,992
Due to investment adviser, net	55,942	3,632	27,244	—
Due to brokers for swaps	41,393,062	196,611	12,228,867	—
Accrued expenses and other liabilities	78,726	28,136	41,093	34,301

Total Liabilities	45,824,658	3,127,311	12,297,204	1,984,293

Net Assets	$81,065,706	$9,548,889	$52,047,401	$8,533,770

Net Assets Consist of:
Capital stock	$67,830,379	$28,291,456	$41,045,675	$47,183,402
Accumulated net investment loss	(427,293)	(68,954)	—	(82,405)
Accumulated net realized loss	(26,769,747)	(15,850,416)	(526,676)	(36,625,867)
Net unrealized appreciation (depreciation) on:
Investment securities	1,600,302	—	277,174	—
Swaps	38,832,065	(2,823,197)	11,251,228	(1,941,360)

Net Assets	$81,065,706	$9,548,889	$52,047,401	$8,533,770

Calculation of Net Asset Value Per Share:
Net assets	$81,065,706	$9,548,889	$52,047,401	$8,533,770
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,700,011	419,973	750,001	234,916
Net assets value, redemption price and offering price per share	$30.02	$22.74	$69.40	$36.33

Cost of Investments	$52,914,874	$9,287,413	$33,108,161	$7,466,413

The accompanying notes are an integral part of these financial statements.

118	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$219,994,250	$83,253,823	$24,161,025	$3,268,850
Cash	102,676,647	34,738,026	12,901,279	96,174
Cash collateral for swaps	—	1,210,526	—	1,600,000
Receivable for Fund shares sold	—	—	—	5,054,555
Due from investment adviser, net	—	—	—	7,227
Dividend and interest receivable	716	478	21	—
Due from brokers for swaps	1,102,121	—	—	—
Unrealized appreciation on swaps	32,890,123	—	9,453,778	590,925
Prepaid expense and other assets	13,351	6,541	8,981	19,389

Total Assets	356,677,208	119,209,394	46,525,084	10,637,120

Liabilities:
Payable for Fund shares redeemed	—	—	—	4,964,881
Unrealized depreciation on swaps	46,420	12,546,839	130,429	39,340
Due to investment adviser, net	194,299	59,364	20,995	—
Due to brokers for swaps	43,226,474	182,211	10,187,832	647,662
Accrued expenses and other liabilities	226,981	123,924	41,608	20,306

Total Liabilities	43,694,174	12,912,338	10,380,864	5,672,189

Net Assets	$312,983,034	$106,297,056	$36,144,220	$4,964,931

Net Assets Consist of:
Capital stock	$416,392,357	$389,673,972	$47,875,103	$4,390,488
Accumulated net investment loss	(1,191,402)	(849,875)	(183,831)	—
Accumulated net realized loss	(134,955,555)	(269,980,202)	(20,715,072)	(63,867)
Net unrealized appreciation (depreciation) on:
Investment securities	(106,069)	—	(155,329)	86,725
Swaps	32,843,703	(12,546,839)	9,323,349	551,585

Net Assets	$312,983,034	$106,297,056	$36,144,220	$4,964,931

Calculation of Net Asset Value Per Share:
Net assets	$312,983,034	$106,297,056	$36,144,220	$4,964,931
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	10,478,932	2,627,763	674,864	100,001
Net assets value, redemption price and offering price per share	$29.87	$40.45	$53.56	$49.65

Cost of Investments	$220,100,319	$83,253,823	$24,316,354	$3,182,125

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	119

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Japan Bear 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$980,000	$19,357,651	$14,239,166	$6,691,055
Cash	656,556	5,853,422	9,288,879	2,967,162
Cash for collateral for swaps	—	—	—	280,000
Due from investment adviser, net	8,969	—	—	—
Dividend and interest receivable	—	—	8	—
Due from brokers for swaps	—	205,576	10,963	125,029
Unrealized appreciation on swaps	—	2,571,297	7,300,281	44,432
Prepaid expense and other assets	19,319	14,394	13,025	6,154

Total Assets	1,664,844	28,002,340	30,852,322	10,113,832

Liabilities:
Unrealized depreciation on swaps	230,103	—	121,497	971,913
Due to investment adviser, net	—	12,543	4,449	9,951
Due to brokers for swaps	—	3,692,357	8,125,253	—
Accrued expenses and other liabilities	18,734	43,051	39,673	28,662

Total Liabilities	248,837	3,747,951	8,290,872	1,010,526

Net Assets	$1,416,007	$24,254,389	$22,561,450	$9,103,306

Net Assets Consist of:
Capital stock	$2,147,129	$47,396,216	$20,564,015	$25,187,702
Undistributed (Accumulated) net investment income (loss)	1,121	(93,836)	(179,486)	(103,641)
Accumulated net realized loss	(502,140)	(25,559,977)	(4,979,114)	(15,053,274)
Net unrealized appreciation (depreciation) on:
Investment securities	—	(59,311)	(22,749)	—
Swaps	(230,103)	2,571,297	7,178,784	(927,481)

Net Assets	$1,416,007	$24,254,389	$22,561,450	$9,103,306

Calculation of Net Asset Value Per Share:
Net assets	$1,416,007	$24,254,389	$22,561,450	$9,103,306
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,001	929,860	749,849	750,001
Net assets value, redemption price and offering price per share	$28.32	$26.08	$30.09	$12.14

Cost of Investments	$980,000	$19,416,962	$14,261,915	$6,691,055

The accompanying notes are an integral part of these financial statements.

120	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily South Korea Bull 3X Shares	Direxion Daily South Korea Bear 3X Shares	Direxion Daily Basic Materials Bull 3X Shares	Direxion Daily Gold Miners Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$1,973,703	$1,050,036	$1,571,873	$516,987,424
Cash	631,159	504,346	619,427	218,540,004
Cash collateral for swaps	—	—	—	21,361,579
Receivable for Fund shares sold	—	—	—	2,412,179
Due from investment adviser, net	6,745	8,618	10,344	—
Dividend and interest receivable	12	6	—	1,272
Due from brokers for swaps	5,062	—	543	—
Unrealized appreciation on swaps	1,068,984	4,431	1,901,386	5,831,842
Prepaid expense and other assets	9,979	9,829	4,910	12,518

Total Assets	3,695,644	1,577,266	4,108,483	765,146,818

Liabilities:
Payable for Fund shares redeemed	—	—	—	936,756
Unrealized depreciation on swaps	6,136	240,937	—	39,434,695
Due to investment adviser, net	—	—	—	440,555
Due to brokers for swaps	940,231	—	1,746,669	76,348,112
Accrued expenses and other liabilities	22,083	21,501	69,892	360,331

Total Liabilities	968,450	262,438	1,816,561	117,520,449

Net Assets	$2,727,194	$1,314,828	$2,291,922	$647,626,369

Net Assets Consist of:
Capital stock	$1,727,374	$1,930,496	$1,780,721	$1,571,219,510
Accumulated net investment loss	—	(2,900)	(20,974)	(3,747,463)
Accumulated net realized loss	(118,833)	(376,262)	(1,379,745)	(884,270,956)
Net unrealized appreciation (depreciation) on:
Investment securities	55,805	—	10,534	(1,971,869)
Swaps	1,062,848	(236,506)	1,901,386	(33,602,853)

Net Assets	$2,727,194	$1,314,828	$2,291,922	$647,626,369

Calculation of Net Asset Value Per Share:
Net assets	$2,727,194	$1,314,828	$2,291,922	$647,626,369
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,001	50,001	50,001	13,424,756
Net assets value, redemption price and offering price per share	$54.54	$26.30	$45.84	$48.24

Cost of Investments	$1,917,898	$1,050,036	$1,561,339	$518,959,293

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	121

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Gold Miners Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$112,147,064	$25,958,348	$4,089,986	$2,639,329
Cash	35,855,224	19,133,945	1,354,631	929,726
Cash collateral for swaps	430,000	5,900,000	—	—
Receivable for Fund shares sold	1,540,862	—	—	—
Due from investment adviser, net	—	—	26,250	26,472
Dividend and interest receivable	1,350	90	—	0
Unrealized appreciation on swaps	45,635,286	10,392,265	—	703,526
Prepaid expense and other assets	16,466	6,236	—	—

Total Assets	195,626,252	61,390,884	5,470,867	4,299,053

Liabilities:
Payable for Fund shares redeemed	10,763,432	28,929	—	—
Unrealized depreciation on swaps	—	230,537	720,013	—
Due to investment adviser, net	97,839	30,487	—	—
Due to brokers for swaps	27,837,346	12,988,173	131,202	—
Accrued expenses and other liabilities	92,831	65,755	29,873	29,857

Total Liabilities	38,791,448	13,343,881	881,088	29,857

Net Assets	$156,834,804	$48,047,003	$4,589,779	$4,269,196

Net Assets Consist of:
Capital stock	$177,636,393	$37,152,416	$5,768,259	$3,990,361
Undistributed net investment income	—	—	6,056	6,295
Undistributed (Accumulated) net realized gain (loss)	(66,436,875)	796,960	(399,072)	(430,986)
Net unrealized appreciation (depreciation) on:
Investment securities	—	(64,101)	(65,451)	—
Swaps	45,635,286	10,161,728	(720,013)	703,526

Net Assets	$156,834,804	$48,047,003	$4,589,779	$4,269,196

Calculation of Net Asset Value Per Share:
Net assets	$156,834,804	$48,047,003	$4,589,779	$4,269,196
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,100,002	800,002	150,001	100,001
Net assets value, redemption price and offering price per share	$30.75	$60.06	$30.60	$42.69

Cost of Investments	$112,147,064	$26,022,449	$4,155,437	$2,639,329

The accompanying notes are an integral part of these financial statements.

122	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$12,839,211	$7,172,295	$11,623,524
Cash	8,710,882	3,094,242	5,862,106
Cash collateral for swaps	—	330,000	—
Receivable for investments sold	—	—	2,837
Dividend and interest receivable	327	46	1,211
Due from brokers for swaps	8,377	—	516
Foreign tax reclaims	2,195	—	—
Unrealized appreciation on swaps	8,567,425	81,231	8,239,016
Prepaid expense and other assets	6,656	7,597	7,789

Total Assets	30,135,073	10,685,411	25,736,999

Liabilities:
Payable for investments purchased	—	—	2,427
Unrealized depreciation on swaps	278,814	2,284,348	—
Due to investment adviser, net	10,934	2,764	7,792
Due to brokers for swaps	8,924,152	61,958	7,928,381
Accrued expenses and other liabilities	43,714	29,561	38,813

Total Liabilities	9,257,614	2,378,631	7,977,413

Net Assets	$20,877,459	$8,306,780	$17,759,586

Net Assets Consist of:
Capital stock	$15,297,768	$13,222,598	$9,868,337
Accumulated net investment loss	—	(52,589)	—
Accumulated net realized loss	(2,705,535)	(2,660,112)	(406,450)
Net unrealized appreciation (depreciation) on:
Investment securities	(3,385)	—	58,683
Swaps	8,288,611	(2,203,117)	8,239,016

Net Assets	$20,877,459	$8,306,780	$17,759,586

Calculation of Net Asset Value Per Share:
Net assets	$20,877,459	$8,306,780	$17,759,586
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	600,001	312,458	250,003
Net assets value, redemption price and offering price per share	$34.80	$26.59	$71.04

Cost of Investments	$12,842,596	$7,172,295	$11,564,841

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	123

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$30,353,333	$26,878,408	$68,075,515	$50,265,339
Cash	24,487,588	13,793,797	75,472,754	26,794,051
Cash collateral for swaps	—	473,684	—	—
Receivable for Fund shares sold	—	—	37,601	—
Dividend and interest receivable	9,595	78	41	247
Due from brokers for swaps	122,731	—	21,569	—
Unrealized appreciation on swaps	38,393,962	—	106,077,155	14,924
Prepaid expense and other assets	5,230	6,076	8,423	7,274

Total Assets	93,372,439	41,152,043	249,693,058	77,081,835

Liabilities:
Unrealized depreciation on swaps	—	11,478,370	83,407	12,498,631
Due to investment adviser, net	33,886	19,508	100,259	38,963
Due to brokers for swaps	37,670,000	44,456	107,870,987	18,685
Accrued expenses and other liabilities	81,668	54,025	128,445	133,701

Total Liabilities	37,785,554	11,596,359	108,183,098	12,689,980

Net Assets	$55,586,885	$29,555,684	$141,509,960	$64,391,855

Net Assets Consist of:
Capital stock	$19,625,438	$83,785,060	$35,393,109	$237,874,062
Accumulated net investment loss	—	(309,673)	(8,673)	(626,935)
Accumulated net realized loss	(2,835,515)	(42,441,333)	(27,069)	(160,371,565)
Net unrealized appreciation (depreciation) on:
Investment securities	403,000	—	158,845	—
Swaps	38,393,962	(11,478,370)	105,993,748	(12,483,707)

Net Assets	$55,586,885	$29,555,684	$141,509,960	$64,391,855

Calculation of Net Asset Value Per Share:
Net assets	$55,586,885	$29,555,684	$141,509,960	$64,391,855
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	950,001	649,848	1,700,017	2,887,220
Net assets value, redemption price and offering price per share	$58.51	$45.48	$83.24	$22.30

Cost of Investments	$29,950,333	$26,878,408	$67,916,670	$50,265,339

The accompanying notes are an integral part of these financial statements.

124	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$597,980,295	$411,552,112	$91,752,146	$13,924,712
Cash	523,013,283	191,459,319	45,411,761	4,093,708
Cash collateral for swaps	66,143,505	37,366,978	—	710,000
Receivable for Fund shares sold	97,865,799	11,579,124	—	—
Receivable for investments sold	45,474	—	—	—
Due from investment adviser, net	—	—	—	3,718
Dividend and interest receivable	39,111	1,659	0	117
Due from brokers for swaps	—	—	83,660	—
Foreign tax reclaims	456	—	—	—
Unrealized appreciation on swaps	497,173,316	399,889	66,703,057	146,124
Prepaid expense and other assets	17,708	7,233	5,361	20,489

Total Assets	1,782,278,947	652,366,314	203,955,985	18,898,868

Liabilities:
Payable for Fund shares redeemed	233,301,042	9,222,276	—	—
Payable for investments purchased	45,158	—	—	—
Unrealized depreciation on swaps	7,064,261	33,715,814	12,669	1,434,883
Due to investment adviser, net	772,962	383,777	86,389	—
Due to brokers for swaps	526,484,246	—	69,660,305	—
Accrued expenses and other liabilities	566,057	288,824	132,039	44,432

Total Liabilities	768,233,726	43,610,691	69,891,402	1,479,315

Net Assets	$1,014,045,221	$608,755,623	$134,064,583	$17,419,553

Net Assets Consist of:
Capital stock	$720,819,841	$4,844,325,157	$110,405,110	$179,927,212
Undistributed (Accumulated) net investment income (loss)	(22,421)	(4,528,247)	1,822	(118,132)
Accumulated net realized loss	(196,220,417)	(4,197,725,362)	(42,862,320)	(161,100,768)
Net unrealized appreciation (depreciation) on:
Investment securities	(640,837)	—	(170,417)	—
Swaps	490,109,055	(33,315,925)	66,690,388	(1,288,759)

Net Assets	$1,014,045,221	$608,755,623	$134,064,583	$17,419,553

Calculation of Net Asset Value Per Share:
Net assets	$1,014,045,221	$608,755,623	$134,064,583	$17,419,553
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	13,374,972	23,103,453	3,000,000	308,309
Net assets value, redemption price and offering price per share	$75.82	$26.35	$44.69	$56.50

Cost of Investments	$598,621,132	$411,552,112	$91,922,563	$13,924,712

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	125

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$64,219,663	$15,555,797	$2,659,879	$33,214,206
Cash	42,824,383	7,644,998	1,205,273	26,122,443
Cash collateral for swaps	—	160,000	—	360,000
Due from investment adviser, net	—	—	6,441	—
Due from brokers for swaps	86,217	—	33,349	—
Unrealized appreciation on swaps	25,221,045	—	—	1,919,784
Prepaid expense and other assets	5,278	5,387	4,041	5,259

Total Assets	132,356,586	23,366,182	3,908,983	61,621,692

Liabilities:
Unrealized depreciation on swaps	27,077	4,493,484	21,237	2,124,098
Due to investment adviser, net	69,113	3,996	—	39,027
Due to brokers for swaps	26,459,155	136,301	54	1,958,837
Accrued expenses and other liabilities	105,458	50,331	36,888	61,706

Total Liabilities	26,660,803	4,684,112	58,179	4,183,668

Net Assets	$105,695,783	$18,682,070	$3,850,804	$57,438,024

Net Assets Consist of:
Capital stock	$81,452,325	$129,569,910	$3,872,135	$108,156,572
Accumulated net investment loss	—	(177,140)	—	(431,151)
Accumulated net realized loss	(1,092,159)	(106,217,216)	(94)	(50,083,083)
Net unrealized appreciation (depreciation) on:
Investment securities	141,649	—	—	—
Swaps	25,193,968	(4,493,484)	(21,237)	(204,314)

Net Assets	$105,695,783	$18,682,070	$3,850,804	$57,438,024

Calculation of Net Asset Value Per Share:
Net assets	$105,695,783	$18,682,070	$3,850,804	$57,438,024
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,400,000	721,873	100,000	2,400,000
Net assets value, redemption price and offering price per share	$75.50	$25.88	$38.51	$23.93

Cost of Investments	$64,078,014	$15,555,797	$2,659,879	$33,214,206

The accompanying notes are an integral part of these financial statements.

126	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2013

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$18,456,851	$361,514,596
Cash	12,777,325	198,257,718
Cash collateral for swaps	—	6,157,895
Receivable for Fund shares sold	1,010	—
Dividend and interest receivable	148	1,829
Due from brokers for swaps	119,190	210,278
Unrealized appreciation on swaps	1,277,766	67,496,443
Prepaid expense and other assets	5,335	15,559

Total Assets	32,637,625	633,654,318

Liabilities:
Payable for Fund shares redeemed	21,364	—
Unrealized depreciation on swaps	111,375	20,087,498
Due to investment adviser, net	19,940	348,110
Due to brokers for swaps	2,120,236	69,720,137
Accrued expenses and other liabilities	47,016	300,206

Total Liabilities	2,319,931	90,455,951

Net Assets	$30,317,694	$543,198,367

Net Assets Consist of:
Capital stock	$37,352,243	$1,021,519,985
Accumulated net investment loss	—	(3,329,847)
Accumulated net realized loss	(7,771,602)	(522,400,716)
Net unrealized appreciation (depreciation) on:
Investment securities	(429,338)	—
Swaps	1,166,391	47,408,945

Net Assets	$30,317,694	$543,198,367

Calculation of Net Asset Value Per Share:
Net assets	$30,317,694	$543,198,367
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	600,000	8,399,789
Net assets value, redemption price and offering price per share	$50.53	$64.67

Cost of Investments	$18,886,189	$361,514,596

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	127

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Investment Income:
Dividend income	$221,045	$—	$53,037	$—
Interest income	4,081	4,842	2,800	857

Total investment income	225,126	4,842	55,837	857

Expenses:
Investment advisory fees	1,753,708	1,477,435	348,482	90,815
Licensing fees	186,897	157,959	37,187	9,701
Professional fees	70,175	666,569	38,402	21,274
Administration fees	67,645	57,027	13,448	3,514
Interest expense	60,424	1,330	16,368	40
Accounting fees	56,819	48,362	11,328	3,074
Reports to shareholders	49,749	51,988	9,842	3,543
Custody fees	34,600	23,676	9,785	3,608
Transfer agent fees	24,756	22,395	13,036	9,910
Trustees’ fees and expenses	8,494	7,267	1,707	471
Insurance fees	7,085	5,237	1,448	478
Pricing fees	5,454	5,454	5,454	5,454
Exchange listing fees	5,000	5,000	5,000	5,000
Compliance fees	2,661	2,277	535	148
Other	4,971	5,100	2,573	2,245

Total Expenses	2,338,438	2,537,076	514,595	159,275
Recoupment of expenses to Adviser	177	—	—	—
Less: Reimbursement of expenses from Adviser	(56,828)	(664,329)	(56,816)	(44,203)

Net Expenses	2,281,787	1,872,747	457,779	115,072

Net investment loss	(2,056,661)	(1,867,905)	(401,942)	(114,215)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(857,166)	—	29,534	—
In-kind redemptions	4,787,300	—	673,367	—
Swaps	75,115,257	(91,568,936)	22,739,520	(11,726,287)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	79,045,391	(91,568,936)	23,442,421	(11,726,287)

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,246,986	—	76,486	—
Swaps	88,849,350	(55,869,892)	12,940,216	527,895

Change in net unrealized appreciation (depreciation) on investment securities and swaps	90,096,336	(55,869,892)	13,016,702	527,895

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	169,141,727	(147,438,828)	36,459,123	(11,198,392)

Net increase (decrease) in net assets resulting from operations	$167,085,066	$(149,306,733)	$36,057,181	$(11,312,607)

The accompanying notes are an integral part of these financial statements.

128	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares[1]	Direxion Daily Brazil Bear 3X Shares[2]
Investment Income:
Dividend income	$462,825	$—	$15,357	$—
Interest income	16,480	27,878	—	46

Total investment income	479,305	27,878	15,357	46

Expenses:
Investment advisory fees	4,358,954	6,091,009	16,642	16,419
Licensing fees	770,676	1,067,516	9,337	9,313
Interest expense	215,607	12,641	55	658
Administration fees	168,245	235,385	635	630
Reports to shareholders	152,978	213,202	4,438	4,084
Accounting fees	143,190	200,894	560	579
Professional fees	100,301	590,158	15,685	15,821
Custody fees	75,313	99,407	898	714
Transfer agent fees	45,107	67,093	6,050	5,509
Insurance fees	24,057	24,199	—	—
Trustees’ fees and expenses	21,544	30,883	113	195
Compliance fees	6,751	9,677	35	61
Pricing fees	5,454	6,777	3,495	3,117
Exchange listing fees	5,000	10,000	2,808	2,520
Offering fees	—	—	9,895	9,895
Other	13,106	20,080	822	756

Total Expenses	6,106,283	8,678,921	71,468	70,271
Less: Reimbursement of expenses from Adviser	(369,333)	(951,002)	(50,334)	(48,816)

Net Expenses	5,736,950	7,727,919	21,134	21,455

Net investment loss	(5,257,645)	(7,700,041)	(5,777)	(21,409)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(204,818)	—
In-kind redemptions	11,922,980	—	265,818	—
Swaps	380,654,928	(691,383,179)	(1,614,209)	825,051

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	392,577,908	(691,383,179)	(1,553,209)	825,051

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,434,065	—	239,777	—
Swaps	189,231,271	(106,723,330)	1,725,639	425,595

Change in net unrealized appreciation (depreciation) on investment securities and swaps	190,665,336	(106,723,330)	1,965,416	425,595

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	583,243,244	(798,106,509)	412,207	1,250,646

Net increase (decrease) in net assets resulting from operations	$577,985,599	$(805,806,550)	$406,430	$1,229,237

[1]	Represents the period from April 10, 2013 (commencement of operations) to October 31, 2013.

[2]	Represents the period from May 1, 2013 (commencement of operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	129

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $21,204,$–,$97 and $–, respectively)	$177,389	$—	$37,604	$—
Interest income	3,520	498	1,669	700

Total investment income	180,909	498	39,273	700

Expenses:
Investment advisory fees	555,269	68,285	226,679	81,584
Licensing fees	59,356	7,283	68,188	66,155
Professional fees	45,059	16,063	22,217	21,181
Administration fees	21,443	2,638	8,732	3,151
Accounting fees	17,857	2,296	7,347	2,740
Reports to shareholders	15,671	2,560	6,497	3,076
Transfer agent fees	15,426	9,743	12,097	9,816
Custody fees	15,270	3,763	7,025	3,527
Interest expense	11,904	710	5,299	95
Pricing fees	5,454	5,454	5,454	5,454
Exchange listing fees	5,000	5,000	5,000	5,000
Trustees’ fees and expenses	2,716	342	1,046	415
Insurance fees	1,415	371	623	443
Compliance fees	851	107	328	130
Other	2,703	2,148	2,327	2,188

Total Expenses	775,394	126,763	378,859	204,955
Less: Reimbursement of expenses from Adviser	(60,150)	(39,558)	(86,433)	(101,521)

Net Expenses	715,244	87,205	292,426	103,434

Net investment loss	(534,335)	(86,707)	(253,153)	(102,734)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(170,182)	—	(375,447)	—
In-kind redemptions	1,069,461	—	75,017	—
Swaps	7,749,489	(5,627,810)	9,412,726	(7,554,747)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	8,648,768	(5,627,810)	9,112,296	(7,554,747)

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,221,058	—	936,893	—
Swaps	34,522,652	(3,425,446)	9,326,126	(1,673,539)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	35,743,710	(3,425,446)	10,263,019	(1,673,539)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	44,392,478	(9,053,256)	19,375,315	(9,228,286)

Net increase (decrease) in net assets resulting from operations	$43,858,143	$(9,139,963)	$19,122,162	$(9,331,020)

The accompanying notes are an integral part of these financial statements.

130	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares[1]
Investment Income:
Dividend income	$1,288,088	$—	$55,146	$4,323
Interest income	10,013	4,424	315	—

Total investment income	1,298,101	4,424	55,461	4,323

Expenses:
Investment advisory fees	2,236,156	802,293	206,554	16,512
Licensing fees	350,057	153,905	22,037	8,767
Administration fees	86,372	30,970	7,966	625
Professional fees	79,031	53,924	22,093	15,902
Accounting fees	73,824	26,628	6,710	565
Reports to shareholders	70,360	25,775	7,085	2,840
Custody fees	43,869	16,953	7,097	683
Interest expense	41,317	3,878	2,641	128
Transfer agent fees	30,919	16,707	12,153	4,026
Trustees’ fees and expenses	11,142	3,964	971	245
Insurance fees	10,510	3,847	596	—
Exchange listing fees	7,417	7,000	5,000	1,753
Pricing fees	5,454	5,454	5,454	3,091
Compliance fees	3,491	1,242	304	77
Offering fees	—	—	—	8,933
Other	7,512	4,116	2,308	526

Total Expenses	3,057,431	1,156,656	308,969	64,673
Less: Reimbursement of expenses from Adviser	(183,637)	(136,539)	(44,693)	(43,630)

Net Expenses	2,873,794	1,020,117	264,276	21,043

Net investment loss	(1,575,693)	(1,015,693)	(208,815)	(16,720)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(215,103)	—	(1,264,537)	—
In-kind redemptions	5,938,928	—	—	—
Swaps	38,306,773	(22,457,240)	(7,169,417)	437,503

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	44,030,598	(22,457,240)	(8,433,954)	437,503

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,375,463	—	37,496	86,725
Swaps	4,740,513	(9,652,948)	8,160,505	551,585

Change in net unrealized appreciation (depreciation) on investment securities and swaps	6,115,976	(9,652,948)	8,198,001	638,310

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	50,146,574	(32,110,188)	(235,953)	1,075,813

Net increase (decrease) in net assets resulting from operations	$48,570,881	$(33,125,881)	$(444,768)	$1,059,093

[1]	Represents the period from June 26, 2013 (commencement of operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	131

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Japan Bear 3X Shares[1]	Direxion Daily Latin America Bull 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Investment Income:
Dividend income	$—	$105,000	$4,335	$—
Interest income	—	1	34	19

Total investment income	—	105,001	4,369	19

Expenses:
Investment advisory fees	6,168	174,783	165,958	90,090
Professional fees	15,693	22,055	21,846	16,300
Offering fees	8,933	—	—	—
Licensing fees	8,767	23,224	36,525	15,637
Transfer agent fees	3,400	11,918	11,920	9,879
Reports to shareholders	2,840	6,698	5,972	3,557
Pricing fees	2,783	5,454	4,952	4,952
Exchange listing fees	1,753	5,417	5,416	5,000
Custody fees	537	5,905	6,630	4,497
Accounting fees	243	5,838	5,451	2,916
Administration fees	234	6,761	6,402	3,499
Trustees’ fees and expenses	118	886	820	487
Compliance fees	37	277	257	153
Interest expense	—	2,455	5,741	1,490
Insurance fees	—	1,041	595	255
Other	526	2,441	2,307	2,063

Total Expenses	52,032	275,153	280,792	160,775
Recoupment of expenses to Adviser	—	—	—	1,885
Less: Reimbursement of expenses from Adviser	(44,220)	(51,306)	(64,838)	(47,055)

Net Expenses	7,812	223,847	215,954	115,605

Net investment loss	(7,812)	(118,846)	(211,585)	(115,586)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(1,099,037)	(621,701)	—
In-kind redemptions	—	1,821	723,134	—
Swaps	(502,140)	(4,557,256)	1,230,418	(9,611,464)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	(502,140)	(5,654,472)	1,331,851	(9,611,464)

Change in net unrealized appreciation (depreciation) on:
Investment securities	—	1,238,591	(29,966)	—
Swaps	(230,103)	2,725,904	5,113,503	(3,552,214)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(230,103)	3,964,495	5,083,537	(3,552,214)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(732,243)	(1,689,977)	6,415,388	(13,163,678)

Net increase (decrease) in net assets resulting from operations	$(740,055)	$(1,808,823)	$6,203,803	$(13,279,264)

[1]	Represents the period from June 26, 2013 (commencement of operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

132	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily South Korea Bull 3X Shares[1]	Direxion Daily South Korea Bear 3X Shares[2]	Direxion Daily Basic Materials Bull 3X Shares	Direxion Daily Gold Miners Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $–,$–,$– and $–, respectively)	$—	$—	$6,153	$254,134
Interest income	40	42	—	4,709

Total investment income	40	42	6,153	258,843

Expenses:
Investment advisory fees	9,963	9,027	23,802	3,478,627
Professional fees	15,642	15,677	15,706	83,024
Licensing fees	9,447	8,525	26,636	278,792
Offering fees	8,576	8,576	—	—
Transfer agent fees	5,904	5,460	10,543	37,911
Reports to shareholders	4,438	4,083	922	107,825
Pricing fees	3,495	4,011	7,477	5,454
Exchange listing fees	2,808	2,520	5,000	5,000
Custody fees	737	801	2,183	57,487
Administration fees	382	347	920	133,860
Accounting fees	344	328	791	112,213
Trustees’ fees and expenses	94	126	125	15,973
Interest expense	49	83	30	46,188
Compliance fees	28	36	39	5,005
Insurance fees	—	—	128	6,171
Other	822	756	1,990	7,507

Total Expenses	62,729	60,356	96,292	4,381,037
Recoupment of expenses to Adviser	—	—	—	81,110
Less: Reimbursement of expenses from Adviser	(50,060)	(48,838)	(66,113)	(9,696)

Net Expenses	12,669	11,518	30,179	4,452,451

Net investment loss	(12,629)	(11,476)	(24,026)	(4,193,608)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(12,200)	(105,164,286)
In-kind redemptions	15,687	—	74,703	45,112,749
Swaps	(17,133)	(376,262)	559,295	(750,019,509)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	(1,446)	(376,262)	621,798	(810,071,046)

Change in net unrealized appreciation (depreciation) on:
Investment securities	55,805	—	40,458	(3,210,623)
Swaps	1,062,848	(236,506)	1,120,092	(162,471,168)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	1,118,653	(236,506)	1,160,550	(165,681,791)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	1,117,207	(612,768)	1,782,348	(975,752,837)

Net increase (decrease) in net assets resulting from operations	$1,104,578	$(624,244)	$1,758,322	$(979,946,445)

[1]	Represents the period from April 10, 2013 (commencement of operations) to October 31, 2013.
[2]	Represents the period from May 1, 2013 (commencement of operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	133

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Gold Miners Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares[1]	Direxion Daily Junior Gold Miners Index Bear 3X Shares[1]
Investment Income:
Dividend income	$—	$203,166	$—	$—
Interest income	4,923	147	—	—

Total investment income	4,923	203,313	—	—

Expenses:
Investment advisory fees	599,043	198,023	2,860	2,672
Licensing fees	43,942	23,399	2,145	2,145
Professional fees	30,420	17,231	15,579	15,579
Administration fees	22,943	7,604	108	101
Accounting fees	19,002	6,205	112	106
Transfer agent fees	17,285	12,033	178	177
Reports to shareholders	16,120	5,856	643	643
Custody fees	15,302	5,428	342	339
Interest expense	14,231	4,870	—	—
Pricing fees	5,455	5,027	636	636
Exchange listing fees	5,000	5,000	397	397
Trustees’ fees and expenses	2,388	872	32	32
Compliance fees	748	273	16	16
Insurance fees	616	173	—	—
Offering fees	—	—	9,679	9,679
Other	2,534	2,012	6	6

Total Expenses	795,029	294,006	32,733	32,528
Recoupment of expenses to Adviser	3,449	—	—	—
Less: Reimbursement of expenses from Adviser	(25,459)	(38,307)	(29,110)	(29,144)

Net Expenses	773,019	255,699	3,623	3,384

Net investment loss	(768,096)	(52,386)	(3,623)	(3,384)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	79,684	—	—
In-kind redemptions	—	2,406,059	—	—
Swaps	4,455,883	8,869,631	(399,072)	(430,986)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	4,455,883	11,355,374	(399,072)	(430,986)

Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(175,927)	(65,451)	—
Swaps	48,221,406	8,235,424	(720,013)	703,526

Change in net unrealized appreciation (depreciation) on investment securities and swaps	48,221,406	8,059,497	(785,464)	703,526

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	52,677,289	19,414,871	(1,184,536)	272,540

Net increase (decrease) in net assets resulting from operations	$51,909,193	$19,362,485	$(1,188,159)	$269,156

[1]	Represents the period from October 3, 2013 (commencement of operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

134	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $2,601, $- and $-, respectively)	$38,993	$—	$54,880
Interest income	1,285	294	109

Total investment income	40,278	294	54,989

Expenses:
Investment advisory fees	179,961	47,504	107,267
Professional fees	22,020	15,974	21,437
Licensing fees	19,190	5,078	24,713
Transfer agent fees	11,912	9,556	9,994
Custody fees	8,329	2,973	6,140
Administration fees	6,959	1,831	4,131
Reports to shareholders	6,839	1,609	3,604
Accounting fees	5,901	1,577	3,450
Pricing fees	5,454	5,454	5,454
Exchange listing fees	5,000	5,000	5,000
Interest expense	2,030	776	3,878
Trustees’ fees and expenses	926	228	510
Insurance fees	554	111	238
Compliance fees	290	71	160
Other	2,319	2,057	2,083

Total Expenses	277,684	99,799	198,059
Less: Reimbursement of expenses from Adviser	(47,703)	(38,852)	(58,308)

Net Expenses	229,981	60,947	139,751

Net investment loss	(189,703)	(60,653)	(84,762)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,284,950)	—	(17,881)
In-kind redemptions	1,657,092	—	292,450
Swaps	3,607,657	539,631	1,599,709

Net realized gain on investment securities, in-kind redemptions, and swaps	3,979,799	539,631	1,874,278

Change in net unrealized appreciation (depreciation) on:
Investment securities	408,933	—	21,899
Swaps	9,073,399	(3,187,750)	6,922,002

Change in net unrealized appreciation (depreciation) on investment securities and swaps	9,482,332	(3,187,750)	6,943,901

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	13,462,131	(2,648,119)	8,818,179

Net increase (decrease) in net assets resulting from operations	$13,272,428	$(2,708,772)	$8,733,417

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	135

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $4,130, $-, $- and $-, respectively)	$233,539	$—	$244,715	$—
Interest income	4,291	2,548	73	2,991

Total investment income	237,830	2,548	244,788	2,991

Expenses:
Investment advisory fees	549,208	279,333	1,462,753	589,662
Licensing fees	73,213	37,233	116,376	47,291
Professional fees	39,351	22,835	64,088	389,081
Interest expense	31,181	1,181	98,659	1,201
Administration fees	21,256	10,794	56,605	22,797
Accounting fees	18,062	9,160	49,076	19,794
Reports to shareholders	17,623	9,194	53,740	21,694
Custody fees	15,585	7,087	28,054	12,084
Transfer agent fees	14,576	12,499	21,223	15,623
Pricing fees	5,454	5,454	5,454	5,454
Exchange listing fees	5,000	5,000	5,000	5,000
Insurance fees	2,917	778	10,207	2,631
Trustees’ fees and expenses	2,894	1,422	7,671	3,028
Compliance fees	907	445	2,404	949
Other	3,186	2,539	6,523	3,800

Total Expenses	800,413	404,954	1,987,833	1,140,089
Recoupment of expenses to Adviser	—	—	249	—
Less: Reimbursement of expenses from Adviser	(73,566)	(49,951)	(36,602)	(390,075)

Net Expenses	726,847	355,003	1,951,480	750,014

Net investment loss	(489,017)	(352,455)	(1,706,692)	(747,023)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(46,194)	—	(1,415,022)	—
In-kind redemptions	3,661,797	—	5,844,101	—
Swaps	28,057,221	(30,229,621)	80,584,485	(38,856,604)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	31,672,824	(30,229,621)	85,013,564	(38,856,604)

Change in net unrealized appreciation (depreciation) on:
Investment securities	2,042,297	—	1,233,871	—
Swaps	39,873,033	(15,153,966)	42,602,007	(12,118,995)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	41,915,330	(15,153,966)	43,835,878	(12,118,995)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	73,588,154	(45,383,587)	128,849,442	(50,975,599)

Net increase (decrease) in net assets resulting from operations	$73,099,137	$(45,736,042)	$127,142,750	$(51,722,622)

The accompanying notes are an integral part of these financial statements.

136	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $2,441, $-, $- and $-, respectively)	$2,201,548	$—	$772,826	$—
Interest income	29,668	20,817	2,856	850

Total investment income	2,231,216	20,817	775,682	850

Expenses:
Investment advisory fees	8,870,209	4,362,725	880,651	115,478
Licensing fees	1,095,849	540,495	132,785	45,922
Interest expense	571,356	6,050	69,788	2,487
Administration fees	342,211	168,500	33,944	4,460
Reports to shareholders	307,456	157,441	25,491	4,153
Accounting fees	290,486	145,390	28,627	3,871
Custody fees	162,688	71,953	18,814	2,626
Professional fees	157,117	896,199	54,427	31,144
Transfer agent fees	78,834	48,445	17,974	10,007
Trustees’ fees and expenses	43,801	21,815	4,247	575
Insurance fees	39,963	24,336	3,188	711
Compliance fees	13,724	6,835	1,331	180
Exchange listing fees	7,417	9,500	5,000	5,417
Pricing fees	5,454	5,454	5,454	6,777
Other	23,150	15,924	3,591	2,289

Total Expenses	12,009,715	6,481,062	1,285,312	236,097
Recoupment of expenses to Adviser	46	—	—	—
Less: reimbursement of expenses from Adviser	(202,808)	(946,987)	(100,033)	(87,338)

Net Expenses	11,806,953	5,534,075	1,185,279	148,759

Net investment loss	(9,575,737)	(5,513,258)	(409,597)	(147,909)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(166,620)	—	(1,252,282)	—
In-kind redemptions	27,058,714	—	679,822	—
Swaps	664,718,151	(578,868,095)	(8,733,631)	(9,493,219)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	691,610,245	(578,868,095)	(9,306,091)	(9,493,219)

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,395,438	—	1,686,928	—
Swaps	201,500,645	57,575,871	29,477,215	945,363

Change in net unrealized appreciation on investment securities and swaps	202,896,083	57,575,871	31,164,143	945,363

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	894,506,328	(521,292,224)	21,858,052	(8,547,856)

Net increase (decrease) in net assets resulting from operations	$884,930,591	$(526,805,482)	$21,448,455	$(8,695,765)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	137

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily 7- 10 Year Treasury Bull 3X Shares	Direxion Daily 7- 10 Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$97,455	$—	$—	$—
Interest income	148	45	219	1,208

Total investment income	97,603	45	219	1,208

Expenses:
Investment advisory fees	895,391	177,696	41,094	403,502
Licensing fees	71,416	14,204	23,366	19,323
Professional fees	54,765	31,106	15,861	27,518
Administration fees	34,643	6,870	1,594	15,569
Accounting fees	29,851	5,975	1,336	13,223
Reports to shareholders	26,462	5,156	1,600	12,348
Custody fees	19,872	5,866	2,234	7,921
Transfer agent fees	17,061	11,858	9,463	14,161
Interest expense	14,741	1,018	590	979
Pricing fees	5,454	5,454	7,477	5,455
Exchange listing fees	5,000	5,000	5,000	5,000
Insurance fees	4,846	1,009	147	1,630
Trustees’ fees and expenses	4,652	917	220	1,987
Compliance fees	1,458	287	69	623
Other	4,497	2,503	1,997	2,815

Total Expenses	1,190,109	274,919	112,048	532,054
Recoupment of expenses to Adviser	—	—	—	486
Less: Reimbursement of expenses from Adviser	(41,206)	(48,820)	(59,406)	(20,458)

Net Expenses	1,148,903	226,099	52,642	512,082

Net investment loss	(1,051,300)	(226,054)	(52,423)	(510,874)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	476,466	—	—	—
In-kind redemptions	1,073,232	—	—	—
Swaps	31,176,604	(5,840,389)	274,416	(12,606,253)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	32,726,302	(5,840,389)	274,416	(12,606,253)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(308,355)	—	—	—
Swaps	21,702,372	(7,460,896)	(673,777)	14,907,672

Change in net unrealized appreciation (depreciation) on investment securities and swaps	21,394,017	(7,460,896)	(673,777)	14,907,672

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	54,120,319	(13,301,285)	(399,361)	2,301,419

Net increase (decrease) in net assets resulting from operations	$53,069,019	$(13,527,339)	$(451,784)	$1,790,545

The accompanying notes are an integral part of these financial statements.

138	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2013

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$421,199	$—
Interest income	661	18,168

Total investment income	421,860	18,168

Expenses:
Investment advisory fees	219,280	3,114,255
Licensing fees	23,365	124,706
Administration fees	8,469	119,922
Reports to shareholders	7,931	102,884
Accounting fees	7,153	100,349
Professional fees	23,118	88,461
Custody fees	6,099	50,649
Transfer agent fees	12,099	35,039
Interest expense	1,276	31,003
Trustees’ fees and expenses	1,083	14,554
Insurance fees	812	9,233
Pricing fees	5,454	5,454
Exchange listing fees	5,000	5,416
Compliance fees	339	4,560
Excise tax	468	—
Other	2,361	6,740

Total Expenses	324,307	3,813,225
Less: Reimbursement of expenses from Adviser	(44,808)	—

Net Expenses	279,499	3,813,225

Net investment income (loss)	142,361	(3,795,057)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(835,944)	—
In-kind redemptions	(416,728)	—
Swaps	(4,930,984)	7,544,745

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	(6,183,656)	7,544,745

Change in net unrealized appreciation (depreciation) on:
Investment securities	(334,472)	—
Swaps	(670,662)	81,880,164

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(1,005,134)	81,880,164

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(7,188,790)	89,424,909

Net increase (decrease) in net assets resulting from operations	$(7,046,429)	$85,629,852

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	139

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares[1]		Direxion Daily S&P 500® Bear 3X Shares[2]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(2,056,661)	$(1,494,804)	$(1,867,905)	$(1,665,023)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	79,045,391	104,630,823	(91,568,936)	(88,532,661)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	90,096,336	(9,175,020)	(55,869,892)	4,499,897

Net increase (decrease) in net assets resulting from operations	167,085,066	93,960,999	(149,306,733)	(85,697,787)

Capital share transactions:
Proceeds from shares sold	486,758,050	403,524,126	409,692,232	283,055,534
Cost of shares redeemed	(524,312,604)	(619,615,048)	(268,963,960)	(188,039,184)
Transaction fees	83,764	119,034	80,685	38,777

Net increase (decrease) in net assets resulting from capital transactions	(37,470,790)	(215,971,888)	140,808,957	95,055,127

Total increase (decrease) in net assets	129,614,276	(122,010,889)	(8,497,776)	9,357,340
Net assets:
Beginning of year	169,911,426	291,922,315	208,011,336	198,653,996

End of year	$299,525,702	$169,911,426	$199,513,560	$208,011,336

Accumulated net investment loss at end of year	$(61,498)	$(67,621)	$(1,619,557)	$(1,441,321)

Changes in shares outstanding
Shares outstanding, beginning of year	6,001,251	14,101,251	2,305,949	1,235,949
Shares sold	11,300,000	17,550,000	7,430,000	2,510,000
Shares repurchased	(11,800,000)	(25,650,000)	(4,710,274)	(1,440,000)

Shares outstanding, end of year	5,501,251	6,001,251	5,025,675	2,305,949

[1]	Effective April 2, 2013, the Fund had a 3:1 stock split. Share amounts for all periods have been adjusted to give effect to the 3:1 stock split.
[2]	Effective August 20, 2013, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

140	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(401,942)	$(594,673)	$(114,215)	$(156,903)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	23,442,421	16,963,331	(11,726,287)	(7,590,955)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	13,016,702	(1,793,606)	527,895	(1,951,562)

Net increase (decrease) in net assets resulting from operations	36,057,181	14,575,052	(11,312,607)	(9,699,420)

Distributions to shareholders:
Net realized gains	—	(13,888,075)	—	—

Total distributions	—	(13,888,075)	—	—

Capital share transactions:
Proceeds from shares sold	149,919,752	20,000,518	22,642,993	29,537,881
Cost of shares redeemed	(168,044,844)	(53,693,870)	(17,383,220)	(20,524,926)
Transaction fees	29,685	11,651	5,213	6,158

Net increase (decrease) in net assets resulting from capital transactions	(18,095,407)	(33,681,701)	5,264,986	9,019,113

Total increase (decrease) in net assets	17,961,774	(32,994,724)	(6,047,621)	(680,307)
Net assets:
Beginning of year	33,768,009	66,762,733	16,783,865	17,464,172

End of year	$51,729,783	$33,768,009	$10,736,244	$16,783,865

Accumulated net investment loss at end of year	$—	$(256,247)	$(89,419)	$(128,124)

Changes in shares outstanding
Shares outstanding, beginning of year	1,000,033	1,850,000	291,656	174,989
Shares sold	2,550,000	550,033	650,000	450,000
Shares repurchased	(2,850,000)	(1,400,000)	(433,498)	(333,333)

Shares outstanding, end of year	700,033	1,000,033	508,158	291,656

[1]	Effective April 2, 2013, the Fund had a 1:3 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:3 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	141

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares[1]		Direxion Daily Small Cap Bear 3X Shares[2]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(5,257,645)	$(6,521,800)	$(7,700,041)	$(7,787,933)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	392,577,908	390,298,357	(691,383,179)	(458,789,602)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	190,665,336	(69,816,470)	(106,723,330)	95,393,474

Net increase (decrease) in net assets resulting from operations	577,985,599	313,960,087	(805,806,550)	(371,184,061)

Capital share transactions:
Proceeds from shares sold	2,514,150,032	4,374,979,143	2,209,579,323	3,927,893,391
Cost of shares redeemed	(3,121,376,187)	(4,862,935,458)	(1,584,298,069)	(3,637,358,939)
Transaction fees	592,639	918,045	420,834	863,904

Net increase (decrease) in net assets resulting from capital transactions	(606,633,516)	(487,038,270)	625,702,088	291,398,356

Total decrease in net assets	(28,647,917)	(173,078,183)	(180,104,462)	(79,785,705)
Net assets:
Beginning of year	761,097,219	934,175,402	845,931,349	925,717,054

End of year	$732,449,302	$761,097,219	$665,826,887	$845,931,349

Accumulated net investment loss at end of year	$(18,768)	$(20,633)	$(6,549,274)	$(6,555,114)

Changes in shares outstanding
Shares outstanding, beginning of year	26,500,034	39,300,034	13,451,496	7,576,496
Shares sold	54,400,000	169,800,000	68,137,501	49,800,000
Shares repurchased	(69,950,000)	(182,600,000)	(49,490,517)	(43,925,000)

Shares outstanding, end of year	10,950,034	26,500,034	32,098,480	13,451,496

[1]	Effective April 2, 2013, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.
[2]	Effective April 2, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

142	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Brazil Bull 3X Shares	Direxion Daily Brazil Bear 3X Shares
	For the Period April 10, 2013[1] Through October 31, 2013	For the Period May 1, 2013[1] Through October 31, 2013
Operations:
Net investment loss	$(5,777)	$(21,409)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(1,553,209)	825,051
Change in net unrealized appreciation on investment securities and swaps	1,965,416	425,595

Net increase in net assets resulting from operations	406,430	1,229,237

Distributions to shareholders:
Return of capital	(9,868)	—

Total distributions	(9,868)	—

Capital share transactions:
Proceeds from shares sold	6,840,742	17,865,043
Cost of shares redeemed	(1,552,508)	(17,034,256)
Transaction fees	311	973

Net increase in net assets resulting from capital transactions	5,288,545	831,760

Total increase in net assets	5,685,107	2,060,997
Net assets:
Beginning of period	—	—

End of period	$5,685,107	$2,060,997

Accumulated net investment loss at end of period	$(5,777)	$—

Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	250,001	450,001
Shares repurchased	(50,000)	(400,000)

Shares outstanding, end of period	200,001	50,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	143

Statements of Changes in Net Assets

	Direxion Daily China Bull 3X Shares		Direxion Daily China Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(534,335)	$(215,975)	$(86,707)	$(123,570)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	8,648,768	(6,695,579)	(5,627,810)	(2,708,845)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	35,743,710	(2,174,736)	(3,425,446)	852,851

Net increase (decrease) in net assets resulting from operations	43,858,143	(9,086,290)	(9,139,963)	(1,979,564)

Capital share transactions:
Proceeds from shares sold	30,276,905	27,064,555	9,752,561	8,562,750
Cost of shares redeemed	(48,179,056)	(8,685,372)	(2,958,630)	(5,265,326)
Transaction fees	14,975	2,606	887	869

Net increase (decrease) in net assets resulting from capital transactions	(17,887,176)	18,381,789	6,794,818	3,298,293

Total increase (decrease) in net assets	25,970,967	9,295,499	(2,345,145)	1,318,729
Net assets:
Beginning of year	55,094,739	45,799,240	11,894,034	10,575,305

End of year	$81,065,706	$55,094,739	$9,548,889	$11,894,034

Accumulated net investment loss at end of year	$(427,293)	$(153,408)	$(68,954)	$(104,658)

Changes in shares outstanding
Shares outstanding, beginning of year	3,350,011	2,000,011	190,000	130,000
Shares sold	1,750,000	1,750,000	280,000	130,000
Shares repurchased	(2,400,000)	(400,000)	(50,027)	(70,000)

Shares outstanding, end of year	2,700,011	3,350,011	419,973	190,000

[1]	Effective April 2, 2013, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

144	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Developed Markets Bull 3X Shares		Direxion Daily Developed Markets Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(253,153)	$(25,921)	$(102,734)	$(148,545)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	9,112,296	285,538	(7,554,747)	(4,502,712)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	10,263,019	2,528,966	(1,673,539)	(1,904,784)

Net increase (decrease) in net assets resulting from operations	19,122,162	2,788,583	(9,331,020)	(6,556,041)

Distributions to shareholders:
Net investment income	(42,187)	(122,922)	—	—
Net realized gains	—	(1,296,042)	—	—

Total distributions	(42,187)	(1,418,964)	—	—

Capital share transactions:
Proceeds from shares sold	35,286,700	9,161,957	19,589,741	11,728,274
Cost of shares redeemed	(22,638,472)	(11,987,666)	(17,392,104)	(4,433,034)
Transaction fees	6,005	3,398	5,216	814

Net increase (decrease) in net assets resulting from capital transactions	12,654,233	(2,822,311)	2,202,853	7,296,054

Total increase (decrease) in net assets	31,734,208	(1,452,692)	(7,128,167)	740,013
Net assets:
Beginning of year	20,313,193	21,765,885	15,661,937	14,921,924

End of year	$52,047,401	$20,313,193	$8,533,770	$15,661,937

Accumulated net investment loss at end of year	$—	$(22,217)	$(82,405)	$(121,437)

Changes in shares outstanding
Shares outstanding, beginning of year	550,001	550,000	184,988	109,988
Shares sold	650,000	300,001	350,000	112,500
Shares repurchased	(450,000)	(300,000)	(300,072)	(37,500)

Shares outstanding, end of year	750,001	550,001	234,916	184,988

[1]	Effective August 20, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	145

Statements of Changes in Net Assets

	Direxion Daily Emerging Markets Bull 3X Shares[1]		Direxion Daily Emerging Markets Bear 3X Shares[2]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(1,575,693)	$(1,218,269)	$(1,015,693)	$(1,273,723)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	44,030,598	(6,423,271)	(22,457,240)	(44,535,004)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	6,115,976	577,150	(9,652,948)	(1,922,659)

Net increase (decrease) in net assets resulting from operations	48,570,881	(7,064,390)	(33,125,881)	(47,731,386)

Distributions to shareholders:
Net investment income	—	(474,997)	—	—
Return of capital	(306,516)	—	—	—

Total distributions	(306,516)	(474,997)	—	—

Capital share transactions:
Proceeds from shares sold	339,133,859	532,610,807	206,786,156	465,690,939
Cost of shares redeemed	(404,850,576)	(605,625,887)	(191,504,827)	(407,912,424)
Transaction fees	90,876	119,187	57,449	94,688

Net increase (decrease) in net assets resulting from capital transactions	(65,625,841)	(72,895,893)	15,338,778	57,873,203

Total increase (decrease) in net assets	(17,361,476)	(80,435,280)	(17,787,103)	10,141,817
Net assets:
Beginning of year	330,344,510	410,779,790	124,084,159	113,942,342

End of year	$312,983,034	$330,344,510	$106,297,056	$124,084,159

Accumulated net investment loss at end of year	$(1,191,402)	$(1,693,266)	$(849,875)	$(1,077,239)

Changes in shares outstanding
Shares outstanding, beginning of year	11,428,932	12,660,000	2,107,944	1,207,944
Shares sold	12,800,000	19,770,000	4,100,000	6,260,000
Shares repurchased	(13,750,000)	(21,001,068)	(3,580,181)	(5,360,000)

Shares outstanding, end of year	10,478,932	11,428,932	2,627,763	2,107,944

[1]	Effective April 2, 2013, the Fund had a 3:1 stock split. Share amounts for all periods have been adjusted to give effect to the 3:1 stock split.
[2]	Effective April 2, 2013, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

146	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily India Bull 3X Shares[1]		Direxion Daily Japan Bull 3X Shares	Direxion Daily Japan Bear 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	For the Period June 26, 2013[2] Through October 31, 2013	For the Period June 26, 2013[2] Through October 31, 2013
Operations:
Net investment loss	$(208,815)	$(150,662)	$(16,720)	$(7,812)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(8,433,954)	(8,942,009)	437,503	(502,140)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	8,198,001	2,658,908	638,310	(230,103)

Net increase (decrease) in net assets resulting from operations	(444,768)	(6,433,763)	1,059,093	(740,055)

Distributions to shareholders:
Return of capital	(18,620)	—	—	—

Total distributions	(18,620)	—	—	—

Capital share transactions:
Proceeds from shares sold	36,129,335	18,575,970	11,453,429	4,000,040
Cost of shares redeemed	(21,686,082)	(4,173,863)	(7,548,366)	(1,844,531)
Transaction fees	5,045	835	775	553

Net increase in net assets resulting from capital transactions	14,448,298	14,402,942	3,905,838	2,156,062

Total increase in net assets	13,984,910	7,969,179	4,964,931	1,416,007
Net assets:
Beginning of year/period	22,159,310	14,190,131	—	—

End of year/period	$36,144,220	$22,159,310	$4,964,931	$1,416,007

Undistributed (Accumulated) undistributed net investment income (loss) at end of year/period	$(183,831)	$(131,236)	$—	$1,121

Changes in shares outstanding
Shares outstanding, beginning of year/period	300,000	125,000	—	—
Shares sold	750,000	237,500	250,001	100,001
Shares repurchased	(375,136)	(62,500)	(150,000)	(50,000)

Shares outstanding, end of year/period	674,864	300,000	100,001	50,001

[1]	Effective August 20, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.
[2]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	147

Statements of Changes in Net Assets

	Direxion Daily Latin America Bull 3X Shares[1]		Direxion Daily Russia Bull 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(118,846)	$(21,250)	$(211,585)	$(108,518)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(5,654,472)	(1,386,855)	1,331,851	(3,534,776)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	3,964,495	(6,074,773)	5,083,537	(202,556)

Net increase (decrease) in net assets resulting from operations	(1,808,823)	(7,482,878)	6,203,803	(3,845,850)

Distributions to shareholders:
Net investment income	—	(414,490)	—	(49,002)
Net realized gains	—	(3,137,330)	—	—
Return of capital	(74,779)	—	—	—

Total distributions	(74,779)	(3,551,820)	—	(49,002)

Capital share transactions:
Proceeds from shares sold	10,071,174	10,720,899	36,233,515	34,233,122
Cost of shares redeemed	(9,461,371)	(17,441,191)	(39,505,123)	(20,628,149)
Transaction fees	1,892	4,893	9,047	4,367

Net increase (decrease) in net assets resulting from capital transactions	611,695	(6,715,399)	(3,262,561)	13,609,340

Total increase (decrease) in net assets	(1,271,907)	(17,750,097)	2,941,242	9,714,488
Net assets:
Beginning of year	25,526,296	43,276,393	19,620,208	9,905,720

End of year	$24,254,389	$25,526,296	$22,561,450	$19,620,208

Accumulated net investment loss at end of year	$(93,836)	$(36,689)	$(179,486)	$(157,520)

Changes in shares outstanding
Shares outstanding, beginning of year	779,860	880,012	699,849	200,000
Shares sold	400,000	300,000	1,400,000	1,150,000
Shares repurchased	(250,000)	(400,152)	(1,350,000)	(650,151)

Shares outstanding, end of year	929,860	779,860	749,849	699,849

[1]	Effective April 2, 2013, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

148	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bear 3X Shares		Direxion Daily South Korea Bull 3X Shares	Direxion Daily South Korea Bear 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	For the Period April 10, 2013[1] Through October 31, 2013	For the Period May 1, 2013[1] Through October 31, 2013
Operations:
Net investment loss	$(115,586)	$(75,130)	$(12,629)	$(11,476)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(9,611,464)	(3,724,341)	(1,446)	(376,262)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(3,552,214)	1,358,386	1,118,653	(236,506)

Net increase (decrease) in net assets resulting from operations	(13,279,264)	(2,441,085)	1,104,578	(624,244)

Capital share transactions:
Proceeds from shares sold	127,933,544	21,908,459	6,914,552	4,000,040
Cost of shares redeemed	(116,074,897)	(12,614,560)	(5,293,317)	(2,061,586)
Transaction fees	136,231	3,070	1,381	618

Net increase in net assets resulting from capital transactions	11,994,878	9,296,969	1,622,616	1,939,072

Total increase in net assets	(1,284,386)	6,855,884	2,727,194	1,314,828
Net assets:
Beginning of year/period	10,387,692	3,531,808	—	—

End of year/period	$9,103,306	$10,387,692	$2,727,194	$1,314,828

Accumulated net investment loss at end of year/period	$(103,641)	$(65,233)	$—	$(2,900)

Changes in shares outstanding
Shares outstanding, beginning of year/period	500,001	100,001	—	—
Shares sold	6,850,000	950,000	200,001	100,001
Shares repurchased	(6,600,000)	(550,000)	(150,000)	(50,000)

Shares outstanding, end of year/period	750,001	500,001	50,001	50,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	149

Statements of Changes in Net Assets

	Direxion Daily Basic Materials Bull 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(24,026)	$(20,312)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	621,798	(138,275)
Change in net unrealized appreciation on investment securities and swaps	1,160,550	190,230

Net increase in net assets resulting from operations	1,758,322	31,643

Capital share transactions:
Proceeds from shares sold	1,656,825	5,320,395
Cost of shares redeemed	(3,707,152)	(6,486,427)
Transaction fees	741	1,075

Net decrease in net assets resulting from capital transactions	(2,049,586)	(1,164,957)

Total decrease in net assets	(291,264)	(1,133,314)
Net assets:
Beginning of year	2,583,186	3,716,500

End of year	$2,291,922	$2,583,186

Accumulated net investment loss at end of year	$(20,974)	$(19,949)

Changes in shares outstanding
Shares outstanding, beginning of year	100,001	150,001
Shares sold	50,000	200,000
Shares repurchased	(100,000)	(250,000)

Shares outstanding, end of year	50,001	100,001

The accompanying notes are an integral part of these financial statements.

150	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Bull 3X Shares[1]		Direxion Daily Gold Miners Bear 3X Shares[2]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(4,193,608)	$(1,700,567)	$(768,096)	$(184,922)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(810,071,046)	(102,064,941)	4,455,883	(10,824,208)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(165,681,791)	129,952,096	48,221,406	(2,679,477)

Net increase (decrease) in net assets resulting from operations	(979,946,445)	26,186,588	51,909,193	(13,688,607)

Distributions to shareholders:
Net realized gains	—	(3,413,450)	—	(296,491)

Total distributions	—	(3,413,450)	—	(296,491)

Capital share transactions:
Proceeds from shares sold	1,858,982,781	649,406,457	702,356,792	167,355,971
Cost of shares redeemed	(649,567,036)	(363,313,644)	(645,202,700)	(114,126,675)
Transaction fees	143,217	74,798	193,561	30,282

Net increase in net assets resulting from capital transactions	1,209,558,962	286,167,611	57,347,653	53,259,578

Total increase in net assets	229,612,517	308,940,749	109,256,846	39,274,480
Net assets:
Beginning of year	418,013,852	109,073,103	47,577,958	8,303,478

End of year	$647,626,369	$418,013,852	$156,834,804	$47,577,958

Accumulated net investment loss at end of year	$(3,747,463)	$(1,643,787)	$—	$—

Changes in shares outstanding
Shares outstanding, beginning of year	506,000	67,000	4,000,002	500,002
Shares sold	21,404,000	972,000	21,550,000	9,500,000
Shares repurchased	(8,485,244)	(533,000)	(20,450,000)	(6,000,000)

Shares outstanding, end of year	13,424,756	506,000	5,100,002	4,000,002

[1]	Effective April 2, 2013 and August 20, 2013 the Fund had a 1:5 reverse stock split and 1:10 reverse stock split, respectively. Share amounts for all periods have been adjusted to give effect to both reverse stock splits.
[2]	Effective August 20, 2013, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	151

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares[1]		Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	For the Period October 3, 2013[2] Through October 31, 2013	For the Period October 3, 2013[2] Through October 31, 2013
Operations:
Net investment loss	$(52,386)	$(25,798)	$(3,623)	$(3,384)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	11,355,374	(22,129)	(399,072)	(430,986)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	8,059,497	2,054,330	(785,464)	703,526

Net increase (decrease) in net assets resulting from operations	19,362,485	2,006,403	(1,188,159)	269,156

Distributions to shareholders:
Net investment income	—	(1,742)	—	—
Net realized gains	—	(73,622)	—	—

Total distributions	—	(75,364)	—	—

Capital share transactions:
Proceeds from shares sold	96,304,635	—	5,777,938	4,000,040
Cost of shares redeemed	(72,944,197)	(1,513,476)	—	—
Transaction fees	5,544	302	—	—

Net increase (decrease) in net assets resulting from capital transactions	23,365,982	(1,513,174)	5,777,938	4,000,040

Total increase in net assets	42,728,467	417,865	4,589,779	4,269,196
Net assets:
Beginning of year/period	5,318,536	4,900,671	—	—

End of year/period	$48,047,003	$5,318,536	$4,589,779	$4,269,196

Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$(22,431)	$6,056	$6,295

Changes in shares outstanding
Shares outstanding, beginning of year/period	200,002	300,002	—	—
Shares sold	1,850,000	—	150,001	100,001
Shares repurchased	(1,250,000)	(100,000)	—	—

Shares outstanding, end of year/period	800,002	200,002	150,001	100,001

[1]	Effective August 20, 2013, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.
[2]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

152	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares		Direxion Daily Natural Gas Related Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(189,703)	$(101,608)	$(60,653)	$(35,989)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	3,979,799	13,775	539,631	(900,541)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	9,482,332	(2,055,957)	(3,187,750)	936,693

Net increase (decrease) in net assets resulting from operations	13,272,428	(2,143,790)	(2,708,772)	163

Distributions to shareholders:
Net investment income	—	(19,000)	—	—

Total distributions	—	(19,000)	—	—

Capital share transactions:
Proceeds from shares sold	37,644,529	43,980,209	25,813,327	14,116,520
Cost of shares redeemed	(52,294,537)	(34,061,261)	(21,654,060)	(10,070,335)
Transaction fees	10,688	7,293	6,496	2,447

Net increase (decrease) in net assets resulting from capital transactions	(14,639,320)	9,926,241	4,165,763	4,048,632

Total increase (decrease) in net assets	(1,366,892)	7,763,451	1,456,991	4,048,795
Net assets:
Beginning of year	22,244,351	14,480,900	6,849,789	2,800,994

End of year	$20,877,459	$22,244,351	$8,306,780	$6,849,789

Accumulated net investment loss at end of year	$—	$—	$(52,589)	$(31,486)

Changes in shares outstanding
Shares outstanding, beginning of year	900,001	300,001	112,500	37,500
Shares sold	1,900,000	1,750,000	562,500	225,000
Shares repurchased	(2,200,000)	(1,150,000)	(362,542)	(150,000)

Shares outstanding, end of year	600,001	900,001	312,458	112,500

[1]	Effective August 20, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	153

Statements of Changes in Net Assets

	Direxion Daily Retail Bull 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(84,762)	$(47,190)
Net realized gain on investment securities, in-kind redemptions and swaps	1,874,278	3,976,979
Change in net unrealized appreciation on investment securities and swaps	6,943,901	945,570

Net increase in net assets resulting from operations	8,733,417	4,875,359

Distributions to shareholders:
Net realized gains	(600,893)	(289,821)

Total distributions	(600,893)	(289,821)

Capital share transactions:
Proceeds from shares sold	24,365,776	25,050,687
Cost of shares redeemed	(25,678,080)	(21,802,024)
Transaction fees	5,459	6,541

Net increase (decrease) in net assets resulting from capital transactions	(1,306,845)	3,255,204

Total increase in net assets	6,825,679	7,840,742
Net assets:
Beginning of year	10,933,907	3,093,165

End of year	$17,759,586	$10,933,907

Accumulated net investment loss at end of year	$—	$—

Changes in shares outstanding
Shares outstanding, beginning of year	300,003	150,003
Shares sold	400,000	750,000
Shares repurchased	(450,000)	(600,000)

Shares outstanding, end of year	250,003	300,003

[1]	Effective April 2, 2013, the Fund had a 3:1 stock split. Share amounts for all periods have been adjusted to give effect to the 3:1 stock split.

The accompanying notes are an integral part of these financial statements.

154	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(489,017)	$(608,421)	$(352,455)	$(240,084)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	31,672,824	15,238,588	(30,229,621)	(8,531,932)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	41,915,330	(19,421,114)	(15,153,966)	7,365,975

Net increase (decrease) in net assets resulting from operations	73,099,137	(4,790,947)	(45,736,042)	(1,406,041)

Capital share transactions:
Proceeds from shares sold	72,231,870	134,643,416	108,028,058	91,835,007
Cost of shares redeemed	(182,392,013)	(158,960,788)	(62,613,478)	(79,759,810)
Transaction fees	39,014	32,172	18,781	17,116

Net increase (decrease) in net assets resulting from capital transactions	(110,121,129)	(24,285,200)	45,433,361	12,092,313

Total increase (decrease) in net assets	(37,021,992)	(29,076,147)	(302,681)	10,686,272
Net assets:
Beginning of year	92,608,877	121,685,024	29,858,365	19,172,093

End of year	$55,586,885	$92,608,877	$29,555,684	$29,858,365

Accumulated net investment loss at end of year	$—	$(509,741)	$(309,673)	$(210,625)

Changes in shares outstanding
Shares outstanding, beginning of year	3,900,001	3,700,001	187,487	87,487
Shares sold	2,350,000	5,200,000	1,175,000	587,500
Shares repurchased	(5,300,000)	(5,000,000)	(712,639)	(487,500)

Shares outstanding, end of year	950,001	3,900,001	649,848	187,487

[1]	Effective August 20, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	155

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 3X Shares		Direxion Daily Energy Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(1,706,692)	$(2,072,256)	$(747,023)	$(866,379)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	85,013,564	101,019,993	(38,856,604)	(36,205,055)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	43,835,878	(8,162,865)	(12,118,995)	9,907,197

Net increase (decrease) in net assets resulting from operations	127,142,750	90,784,872	(51,722,622)	(27,164,237)

Capital share transactions:
Proceeds from shares sold	239,252,743	839,575,102	130,063,139	278,328,963
Cost of shares redeemed	(485,849,952)	(1,065,551,302)	(106,339,762)	(267,713,212)
Transaction fees	108,811	199,167	31,891	60,528

Net increase (decrease) in net assets resulting from capital transactions	(246,488,398)	(225,777,033)	23,755,268	10,676,279

Total decrease in net assets	(119,345,648)	(134,992,161)	(27,967,354)	(16,487,958)
Net assets:
Beginning of year	260,855,608	395,847,769	92,359,209	108,847,167

End of year	$141,509,960	$260,855,608	$64,391,855	$92,359,209

Accumulated net investment loss at end of year	$(8,673)	$(1,759,281)	$(626,935)	$(705,745)

Changes in shares outstanding
Shares outstanding, beginning of year	5,250,017	8,200,017	1,913,323	1,396,656
Shares sold	4,200,000	19,350,000	3,941,667	4,600,000
Shares repurchased	(7,750,000)	(22,300,000)	(2,967,770)	(4,083,333)

Shares outstanding, end of year	1,700,017	5,250,017	2,887,220	1,913,323

[1]	Effective April 2, 2013, the Fund had a 1:6 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:6 reverse stock split.

The accompanying notes are an integral part of these financial statements.

156	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares[1]		Direxion Daily Financial Bear 3X Shares[2]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(9,575,737)	$(7,682,951)	$(5,513,258)	$(8,015,812)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	691,610,245	531,488,252	(578,868,095)	(757,773,308)
Change in net unrealized appreciation on investment securities and swaps	202,896,083	90,729,420	57,575,871	133,526,046

Net increase (decrease) in net assets resulting from operations	884,930,591	614,534,721	(526,805,482)	(632,263,074)

Capital share transactions:
Proceeds from shares sold	2,837,491,676	3,272,734,587	1,375,675,494	3,354,194,222
Cost of shares redeemed	(3,723,451,247)	(4,483,032,523)	(915,851,971)	(3,139,210,173)
Transaction fees	589,977	828,375	226,518	800,477

Net increase (decrease) in net assets resulting from capital transactions	(885,369,594)	(1,209,469,561)	460,050,041	215,784,526

Total decrease in net assets	(439,003)	(594,934,840)	(66,755,441)	(416,478,548)
Net assets:
Beginning of year	1,014,484,224	1,609,419,064	675,511,064	1,091,989,612

End of year	$1,014,045,221	$1,014,484,224	$608,755,623	$675,511,064

Accumulated net investment loss at end of year	$(22,421)	$(7,838,723)	$(4,528,247)	$(6,429,505)

Changes in shares outstanding
Shares outstanding, beginning of year	27,924,972	65,908,083	9,745,411	6,845,411
Shares sold	46,600,000	126,210,000	39,200,000	30,362,500
Shares repurchased	(61,150,000)	(164,193,111)	(25,841,958)	(27,462,500)

Shares outstanding, end of year	13,374,972	27,924,972	23,103,453	9,745,411

[1]	Effective April 2, 2013, the Fund had a 3:1 stock split. Share amounts for all periods have been adjusted to give effect to the 3:1 stock split.
[2]	Effective April 2, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	157

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares[1]		Direxion Daily Real Estate Bear 3X Shares[2]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(409,597)	$(247,739)	$(147,909)	$(233,778)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(9,306,091)	22,511,117	(9,493,219)	(14,887,531)
Change in net unrealized appreciation on investment securities and swaps	31,164,143	13,751,832	945,363	743,814

Net increase (decrease) in net assets resulting from operations	21,448,455	36,015,210	(8,695,765)	(14,377,495)

Distributions to shareholders:
Net investment income	(11,026)	—	—	—
Net realized gains	—	(4,895,478)	—	—

Total distributions	(11,026)	(4,895,478)	—	—

Capital share transactions:
Proceeds from shares sold	200,147,356	87,451,587	72,857,096	31,011,781
Cost of shares redeemed	(194,003,463)	(153,309,465)	(67,287,002)	(30,089,289)
Transaction fees	44,349	29,445	20,182	7,426

Net increase (decrease) in net assets resulting from capital transactions	6,188,242	(65,828,433)	5,590,276	929,918

Total increase (decrease) in net assets	27,625,671	(34,708,701)	(3,105,489)	(13,447,577)
Net assets:
Beginning of year	106,438,912	141,147,613	20,525,042	33,972,619

End of year	$134,064,583	$106,438,912	$17,419,553	$20,525,042

Undistributed (Accumulated) net investment income (loss) at end of year	$1,822	$(380,144)	$(118,132)	$(180,252)

Changes in shares outstanding
Shares outstanding, beginning of year	3,000,000	5,100,000	220,969	193,494
Shares sold	4,400,000	2,500,000	1,087,500	292,500
Shares repurchased	(4,400,000)	(4,600,000)	(1,000,160)	(265,025)

Shares outstanding, end of year	3,000,000	3,000,000	308,309	220,969

[1]	Effective April 2, 2013, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.
[2]	Effective August 20, 2013, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 reverse stock split.

The accompanying notes are an integral part of these financial statements.

158	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares[1]
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(1,051,300)	$(1,185,353)	$(226,054)	$(335,488)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	32,726,302	72,559,079	(5,840,389)	(20,967,598)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	21,394,017	(30,665,885)	(7,460,896)	9,081,798

Net increase (decrease) in net assets resulting from operations	53,069,019	40,707,841	(13,527,339)	(12,221,288)

Capital share transactions:
Proceeds from shares sold	42,374,004	96,573,823	25,679,605	61,844,130
Cost of shares redeemed	(113,014,628)	(222,801,624)	(35,405,220)	(46,317,392)
Transaction fees	27,411	48,315	10,620	7,174

Net increase (decrease) in net assets resulting from capital transactions	(70,613,213)	(126,179,486)	(9,714,995)	15,533,912

Total increase (decrease) in net assets	(17,544,194)	(85,471,645)	(23,242,334)	3,312,624
Net assets:
Beginning of year	123,239,977	208,711,622	41,924,404	38,611,780

End of year	$105,695,783	$123,239,977	$18,682,070	$41,924,404

Accumulated net investment loss at end of year	$—	$—	$(177,140)	$(281,858)

Changes in shares outstanding
Shares outstanding, beginning of year	2,550,000	5,000,000	851,986	481,986
Shares sold	850,000	2,050,000	730,000	1,190,000
Shares repurchased	(2,000,000)	(4,500,000)	(860,113)	(820,000)

Shares outstanding, end of year	1,400,000	2,550,000	721,873	851,986

[1]	Effective April 2, 2013, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	159

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares[1]		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment loss	$(52,423)	$(44,519)	$(510,874)	$(522,374)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	274,416	1,225,506	(12,606,253)	(16,349,207)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(673,777)	(418,406)	14,907,672	3,002,779

Net increase (decrease) in net assets resulting from operations	(451,784)	762,581	1,790,545	(13,868,802)

Distributions to shareholders:
Net realized gains	—	(168,471)	—	—

Total distributions	—	(168,471)	—	—

Capital share transactions:
Proceeds from shares sold	4,081,359	11,625,300	9,689,946	9,530,292
Cost of shares redeemed	(4,070,690)	(15,348,451)	(6,211,249)	(9,292,074)
Transaction fees	814	4,604	1,863	2,416

Net increase (decrease) in net assets resulting from capital transactions	11,483	(3,718,547)	3,480,560	240,634

Total increase (decrease) in net assets	(440,301)	(3,124,437)	5,271,105	(13,628,168)
Net assets:
Beginning of year	4,291,105	7,415,542	52,166,919	65,795,087

End of year	$3,850,804	$4,291,105	$57,438,024	$52,166,919

Accumulated net investment loss at end of year	$—	$—	$(431,151)	$(424,387)

Changes in shares outstanding
Shares outstanding, beginning of year	100,000	200,000	2,250,000	2,200,000
Shares sold	100,000	300,000	400,000	400,000
Shares repurchased	(100,000)	(400,000)	(250,000)	(350,000)

Shares outstanding, end of year	100,000	100,000	2,400,000	2,250,000

[1]	Effective April 2, 2013, the Fund had a 2:1 stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

160	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income (loss)	$142,361	$(68,520)	$(3,795,057)	$(2,824,302)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(6,183,656)	3,615,615	7,544,745	(144,641,693)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(1,005,134)	656,722	81,880,164	6,994,273

Net increase (decrease) in net assets resulting from operations	(7,046,429)	4,203,817	85,629,852	(140,471,722)

Distributions to shareholders:
Net investment income	(142,361)	—	—	—
Net realized gains	—	(245,889)	—	—
Return of capital	(7,656)	—	—	—

Total distributions	(150,017)	(245,889)	—	—

Capital share transactions:
Proceeds from shares sold	108,300,949	137,049,603	322,502,840	281,050,589
Cost of shares redeemed	(104,585,010)	(126,111,005)	(163,737,548)	(136,895,051)
Transaction fees	25,233	29,290	49,121	40,898

Net increase in net assets resulting from capital transactions	3,741,172	10,967,888	158,814,413	144,196,436

Total increase (decrease) in net assets	(3,455,274)	14,925,816	244,444,265	3,724,714
Net assets:
Beginning of year	33,772,968	18,847,152	298,754,102	295,029,388

End of year	$30,317,694	$33,772,968	$543,198,367	$298,754,102

Accumulated net investment loss at end of year	$—	$—	$(3,329,847)	$(2,389,021)

Changes in shares outstanding
Shares outstanding, beginning of year	450,000	300,000	5,599,789	3,540,000
Shares sold	1,950,000	2,000,000	5,350,000	4,300,000
Shares repurchased	(1,800,000)	(1,850,000)	(2,550,000)	(2,240,211)

Shares outstanding, end of year	600,000	450,000	8,399,789	5,599,789

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	161

Financial Highlights

October 31, 2013

	Net Asset Value, Begin- ning of Year/ Period	Net Invest- ment Income (Loss)[2,3]	Net Invest- ment Income (Loss)[2,4]	Net Real- ized and Unreal- ized Gain (Loss) on Invest- ments[5]	Net Incre- ase (Decre- ase) in Net Asset Value resul- ting from Opera- tions	Divid- ends from Net Invest- ment Income	Distrib- utions from Real- ized Capital Gains	Distribu- tions from Return of Capital	Total Distribu- tions	Net Asset Value, End of Year/ Period	Total Return[6]	Net Assets, End of Year/ Period (000’s omitted)	Net Expen- ses[3,7,8]	Total Expen- ses[3,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[3,8]	Net Expen- ses[4,7,8]	Total Expen- ses[4,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[4,8]	Port- folio Turn over Rate[9]
Direxion Daily S&P 500® Bull 3X Shares[10]
For the Year Ended October 31, 2013	$28.31	$(0.35)	$(0.34)	$26.49	$26.14	$—	$—	$—	$—	$54.45	92.31%	$299,526	0.98%	1.00%	(0.88)%	0.95%	0.97%	(0.85)%	217%
For the Year Ended October 31, 2012	$20.70	(0.15)	(0.15)	7.76	7.61	—	—	—	—	$28.31	36.76%	$169,911	0.97%	1.03%	(0.63)%	0.95%	1.01%	(0.62)%	24%
For the Year Ended October 31, 2011	$19.63	(0.13)	(0.12)	1.20	1.07	—	—	—	—	$20.70	5.49%	$291,922	0.97%	1.05%	(0.54)%	0.95%	1.03%	(0.52)%	248%
For the Year Ended October 31, 2010	$15.76	0.10	0.10	6.49	6.59	(0.12)	(2.60)	—	(2.72)	$19.63	45.15%	$203,150	0.98%	1.08%	0.57%	0.95%	1.05%	0.60%	116%
For the Period November 5, 2008[11] through October 31, 2009	$20.00	0.13	0.13	(4.24)	(4.11)	(0.13)	—	—	(0.13)	$15.76	(20.35)%	$191,459	0.95%	1.15%	1.27%	0.95%	1.15%	1.27%	368%
Direxion Daily S&P 500® Bear 3X Shares[12]
For the Year Ended October 31, 2013	$90.20	(0.54)	(0.37)	(49.96)	(50.50)	—	—	—	—	$39.70	(55.99)%	$199,514	0.95%	1.29%	(0.95)%	0.65%	0.98%	(0.64)%	0%
For the Year Ended October 31, 2012	$160.75	(1.05)	(1.05)	(69.50)	(70.55)	—	—	—	—	$90.20	(43.89)%	$208,011	0.95%	1.03%	(0.95)%	0.95%	1.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$274.75	(1.80)	(1.80)	(112.20)	(114.00)	—	—	—	—	$160.75	(41.49)%	$198,654	0.95%	1.05%	(0.90)%	0.95%	1.05%	(0.90)%	0%
For the Year Ended October 31, 2010	$557.00	(3.25)	(3.25)	(279.00)	(282.25)	—	—	—	—	$274.75	(50.67)%	$283,978	0.96%	1.04%	(0.88)%	0.95%	1.03%	(0.87)%	0%
For the Period November 5, 2008[11] through October 31, 2009	$1,500.00	(6.50)	(6.50)	(936.50)	(943.00)	—	—	—	—	$557.00	(62.87)%	$360,969	0.95%	1.10%	(0.85)%	0.95%	1.10%	(0.85)%	0%
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2013	$33.77	(0.45)	(0.43)	40.58	40.13	—	—	—	—	$73.90	118.83%	$51,730	0.99%	1.11%	(0.87)%	0.95%	1.07%	(0.83)%	100%
For the Year Ended October 31, 2012	$36.09	(0.44)	(0.18)	8.94	8.50	—	(10.82)	—	(10.82)	$33.77	26.11%	$33,768	1.67%	1.81%	(1.23)%	0.95%	1.08%	(0.51)%	80%
For the Year Ended October 31, 2011	$38.20	(0.30)	(0.20)	1.84	1.54	(0.04)	(3.61)	—	(3.65)	$36.09	1.64%	$66,763	1.15%	1.31%	(0.65)%	0.95%	1.11%	(0.45)%	63%
For the Year Ended October 31, 2010	$28.00	(0.05)	0.12	18.82	18.77	(0.13)	(8.44)	—	(8.57)	$38.20	78.65%	$42,020	1.45%	1.74%	(0.14)%	0.95%	1.24%	0.36%	153%
For the Period January 8, 2009[11] through October 31, 2009	$20.00	0.11	0.11	7.98	8.09	(0.09)	—	—	(0.09)	$28.00	40.65%	$33,605	0.95%	1.37%	0.64%	0.95%	1.37%	0.64%	180%
Direxion Daily Mid Cap Bear 3X Shares[13]
For the Year Ended October 31, 2013	$57.54	(0.32)	(0.32)	(36.09)	(36.41)	—	—	—	—	$21.13	(63.28)%	$10,736	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2012	$99.81	(0.66)	(0.67)	(41.61)	(42.27)	—	—	—	—	$57.54	(42.35)%	$16,784	0.95%	1.28%	(0.95)%	0.95%	1.28%	(0.95)%	0%
For the Year Ended October 31, 2011	$184.95	(1.14)	(1.14)	(84.00)	(85.14)	—	—	—	—	$99.81	(46.03)%	$17,464	0.95%	1.32%	(0.90)%	0.95%	1.32%	(0.90)%	0%
For the Year Ended October 31, 2010	$517.80	(2.40)	(2.40)	(330.45)	(332.85)	—	—	—	—	$184.95	(64.28)%	$18,192	0.95%	1.30%	(0.86)%	0.95%	1.30%	(0.86)%	0%
For the Period January 8, 2009[11] through October 31, 2009	$1,800.00	(5.10)	(5.10)	(1,277.10)	(1,282.20)	—	—	—	—	$517.80	(71.23)%	$16,396	0.95%	1.60%	(0.85)%	0.95%	1.60%	(0.85)%	0%
Direxion Daily Small Cap Bull 3X Shares[17]
For the Year Ended October 31, 2013	$28.72	(0.38)	(0.36)	38.55	38.17	—	—	—	—	$66.89	132.90%	$732,449	0.99%	1.05%	(0.90)%	0.95%	1.01%	(0.87)%	0%
For the Year Ended October 31, 2012	$23.77	(0.21)	(0.20)	5.16	4.95	—	—	—	—	$28.72	20.82%	$761,097	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2011	$26.42	(0.21)	(0.20)	(2.44)	(2.65)	—	—	—	—	$23.77	(10.01)%	$934,175	0.97%	1.03%	(0.68)%	0.95%	1.01%	(0.66)%	306%
For the Year Ended October 31, 2010	$18.06	(0.01)	(0.01)	10.76	10.75	(0.05)	(2.34)	—	(2.39)	$26.42	65.88%	$472,871	0.96%	1.07%	(0.03)%	0.95%	1.06%	(0.02)%	165%
For the Period November 5, 2008[11] through October 31, 2009	$30.00	0.07	0.07	(11.93)	(11.86)	(0.08)	—	—	(0.08)	$18.06	(39.50)%	$281,739	0.95%	1.13%	0.50%	0.95%	1.13%	0.50%	303%
Direxion Daily Small Cap Bear 3X Shares[14]
For the Year Ended October 31, 2013	$62.88	(0.32)	(0.30)	(41.82)	(42.14)	—	—	—	—	$20.74	(67.02)%	$665,827	0.95%	1.07%	(0.95)%	0.89%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2012	$122.20	(0.76)	(0.74)	(58.56)	(59.32)	—	—	—	—	$62.88	(48.54)%	$845,931	0.96%	1.01%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$270.84	(1.52)	(1.52)	(147.12)	(148.64)	—	—	—	—	$122.20	(54.88)%	$925,717	0.95%	1.02%	(0.90)%	0.95%	1.02%	(0.90)%	0%
For the Year Ended October 31, 2010	$857.40	(3.60)	(3.60)	(582.96)	(586.56)	—	—	—	—	$270.84	(68.41)%	$887,785	0.95%	1.03%	(0.87)%	0.95%	1.03%	(0.87)%	0%
For the Period November 5, 2008[11] through October 31, 2009	$3,600.00	(8.40)	(8.40)	(2,734.20)	(2,742.60)	—	—	—	—	$857.40	(76.18)%	$477,844	0.95%	1.09%	(0.86)%	0.95%	1.09%	(0.86)%	0%
Direxion Daily Brazil Bull 3X Shares
For the Period April 10, 2013[11] through October 31, 2013	$40.00	(0.04)	(0.04)	(11.49)	(11.53)	—	—	(0.04)	(0.04)	$28.43	(28.81)%	$5,685	0.95%	3.22%	(0.26)%	0.95%	3.22%	(0.26)%	50%
Direxion Daily Brazil Bear 3X Shares
For the Period May 1, 2013[11] through October 31, 2013	$40.00	(0.28)	(0.27)	1.50	1.22	—	—	—	—	$41.22	3.05%	$2,061	0.98%	3.21%	(0.98)%	0.95%	3.18%	(0.95)%	0%
Direxion Daily China Bull 3X Shares
For the Year Ended October 31, 2013	$16.45	(0.14)	(0.14)	13.71	13.57	—	—	—	—	$30.02	82.49%	$81,066	0.97%	1.05%	(0.72)%	0.95%	1.03%	(0.71)%	36%
For the Year Ended October 31, 2012	$22.90	(0.09)	(0.09)	(6.36)	(6.45)	—	—	—	—	$16.45	(28.17)%	$55,095	0.96%	1.11%	(0.49)%	0.95%	1.10%	(0.48)%	34%
For the Year Ended October 31, 2011	$52.47	(0.12)	(0.11)	(28.07)	(28.19)	—	(1.38)	—	(1.38)	$22.90	(54.98)%	$45,799	0.97%	1.08%	(0.28)%	0.95%	1.06%	(0.26)%	39%
For the Period December 3, 2009[11] through October 31, 2010	$40.00	0.09	0.09	12.52	12.61	(0.14)	—	—	(0.14)	$52.47	31.71%	$52,466	0.96%	1.21%	0.27%	0.95%	1.20%	0.28%	131%

The accompanying notes are an integral part of these financial statements.

162	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2013

	Net Asset Value, Begin- ning of Year/ Period	Net Invest- ment Income (Loss)[2,3]	Net Invest- ment Income (Loss)[2,4]	Net Real- ized and Unreal- ized Gain (Loss) on Invest- ments[5]	Net Incre- ase (Decre- ase) in Net Asset Value resul- ting from Opera- tions	Divid- ends from Net Invest- ment Income	Distrib- utions from Real- ized Capital Gains	Distribu- tions from Return of Capital	Total Distribu- tions	Net Asset Value, End of Year/ Period	Total Return[6]	Net Assets, End of Year/ Period (000’s omitted)	Net Expen- ses[3,7,8]	Total Expen- ses[3,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[3,8]	Net Expen- ses[4,7,8]	Total Expen- ses[4,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[4,8]	Port- folio Turn over Rate[9]
Direxion Daily China Bear 3X Shares[15]
For the Year Ended October 31, 2013	$62.60	$(0.40)	$(0.39)	$(39.46)	$(39.86)	$—	$—	$—	$—	$22.74	(63.67)%	$9,549	0.96%	1.39%	(0.95)%	0.95%	1.38%	(0.94)%	0%
For the Year Ended October 31, 2012	$81.35	(0.70)	(0.69)	(18.05)	(18.75)	—	—	—	—	$62.60	(23.05)%	$11,894	0.97%	1.34%	(0.97)%	0.95%	1.32%	(0.95)%	0%
For the Year Ended October 31, 2011	$84.85	(0.75)	(0.75)	(2.75)	(3.50)	—	—	—	—	$81.35	(4.12)%	$10,575	0.95%	1.34%	(0.91)%	0.95%	1.34%	(0.91)%	0%
For the Period December 3, 2009[11] through October 31, 2010	$200.00	(1.25)	(1.25)	(113.90)	(115.15)	—	—	—	—	$84.85	(57.58)%	$6,787	0.96%	1.60%	(0.88)%	0.95%	1.59%	(0.87)%	0%
Direxion Daily Developed Markets Bull 3X Shares
For the Year Ended October 31, 2013	$36.93	(0.44)	(0.43)	32.98	32.54	(0.07)	—	—	(0.07)	$69.40	88.23%	$52,047	0.97%	1.25%	(0.84)%	0.95%	1.24%	(0.82)%	161%
For the Year Ended October 31, 2012	$39.57	(0.04)	(0.03)	(0.05)	(0.09)	(0.19)	(2.36)	—	(2.55)	$36.93	1.51%	$20,313	0.98%	1.42%	(0.13)%	0.95%	1.40%	(0.10)%	0%
For the Year Ended October 31, 2011	$65.30	0.63	0.68	(20.58)	(19.95)	(1.83)	(3.95)	—	(5.78)	$39.57	(33.56)%	$21,766	1.03%	1.39%	1.04%	0.95%	1.31%	1.12%	116%
For the Year Ended October 31, 2010	$75.46	0.43	0.63	6.39	6.82	(0.73)	(16.25)	—	(16.98)	$65.30	10.27%	$22,857	1.26%	1.89%	0.71%	0.95%	1.58%	1.02%	85%
For the Period December 17, 2008[11] through October 31, 2009	$60.00	0.70	0.70	15.36	16.06	(0.60)	—	—	(0.60)	$75.46	27.15%	$18,865	0.95%	2.11%	1.37%	0.95%	2.11%	1.37%	100%
Direxion Daily Developed Markets Bear 3X Shares[16]
For the Year Ended October 31, 2013	$84.68	(0.52)	(0.52)	(47.83)	(48.35)	—	—	—	—	$36.33	(57.10)%	$8,534	0.95%	1.88%	(0.94)%	0.95%	1.88%	(0.94)%	0%
For the Year Ended October 31, 2012	$135.68	(1.08)	(1.04)	(49.92)	(51.00)	—	—	—	—	$84.68	(37.59)%	$15,662	0.96%	1.55%	(0.96)%	0.95%	1.53%	(0.95)%	0%
For the Year Ended October 31, 2011	$187.80	(1.36)	(1.36)	(50.76)	(52.12)	—	—	—	—	$135.68	(27.75)%	$14,922	0.95%	1.70%	(0.91)%	0.95%	1.70%	(0.91)%	0%
For the Year Ended October 31, 2010	$365.20	(2.40)	(2.40)	(175.00)	(177.40)	—	—	—	—	$187.80	(48.58)%	$15,496	0.95%	1.88%	(0.86)%	0.95%	1.88%	(0.86)%	0%
For the Period December 17, 2008[11] through October 31, 2009	$1,200.00	(5.40)	(5.40)	(829.40)	(834.80)	—	—	—	—	$365.20	(69.57)%	$4,566	0.95%	2.91%	(0.84)%	0.95%	2.91%	(0.84)%	0%
Direxion Daily Emerging Markets Bull 3X Shares[10]
For the Year Ended October 31, 2013	$28.90	(0.16)	(0.15)	1.16	1.00	—	—	(0.03)	(0.03)	$29.87	3.43%	$312,983	0.96%	1.03%	(0.53)%	0.95%	1.01%	(0.51)%	41%
For the Year Ended October 31, 2012	$32.45	(0.09)	(0.09)	(3.43)	(3.52)	(0.03)	—	—	(0.03)	$28.90	(10.81)%	$330,345	0.96%	0.98%	(0.34)%	0.95%	0.97%	(0.34)%	0%
For the Year Ended October 31, 2011	$62.37	(0.18)	(0.17)	(27.90)	(28.08)	(0.04)	(1.80)	—	(1.84)	$32.45	(46.33)%	$410,780	0.97%	1.01%	(0.35)%	0.95%	0.99%	(0.33)%	187%
For the Year Ended October 31, 2010	$49.00	0.32	0.32	22.70	23.02	(0.32)	(9.33)	—	(9.65)	$62.37	50.97%	$353,661	0.96%	1.02%	0.63%	0.95%	1.01%	0.64%	148%
For the Period December 17, 2008[11] through October 31, 2009	$25.00	0.42	0.42	23.86	24.28	(0.28)	—	—	(0.28)	$49.00	97.28%	$235,151	0.95%	1.05%	1.28%	0.95%	1.05%	1.28%	160%
Direxion Daily Emerging Markets Bear 3X Shares[15]
For the Year Ended October 31, 2013	$58.85	(0.48)	(0.47)	(17.92)	(18.40)	—	—	—	—	$40.45	(31.27)%	$106,297	0.95%	1.08%	(0.95)%	0.95%	1.08%	(0.95)%	0%
For the Year Ended October 31, 2012	$94.35	(0.70)	(0.70)	(34.80)	(35.50)	—	—	—	—	$58.85	(37.63)%	$124,084	0.96%	1.02%	(0.96)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2011	$120.45	(0.95)	(0.95)	(25.15)	(26.10)	—	—	—	—	$94.35	(21.67)%	$113,942	0.95%	1.05%	(0.91)%	0.95%	1.05%	(0.91)%	0%
For the Year Ended October 31, 2010	$366.50	(1.85)	(1.85)	(244.20)	(246.05)	—	—	—	—	$120.45	(67.14)%	$127,414	0.95%	1.06%	(0.87)%	0.95%	1.06%	(0.87)%	0%
For the Period December 17, 2008[11] through October 31, 2009	$3,000.00	(3.40)	(3.40)	(2,630.10)	(2,633.50)	—	—	—	—	$366.50	(87.78)%	$103,663	0.95%	1.24%	(0.87)%	0.95%	1.24%	(0.87)%	0%
Direxion Daily India Bull 3X Shares[16]
For the Year Ended October 31, 2013	$73.88	(0.47)	(0.47)	(19.80)	(20.27)	—	—	(0.05)	(0.05)	$53.56	(27.45)%	$36,144	0.96%	1.12%	(0.76)%	0.95%	1.11%	(0.75)%	190%
For the Year Ended October 31, 2012	$113.52	(0.60)	(0.60)	(39.04)	(39.64)	—	—	—	—	$73.88	(34.92)%	$22,159	0.96%	1.21%	(0.78)%	0.95%	1.20%	(0.77)%	65%
For the Year Ended October 31, 2011	$203.72	(1.16)	(1.12)	(87.88)	(89.04)	—	(1.16)	—	(1.16)	$113.52	(43.93)%	$14,190	0.96%	1.18%	(0.75)%	0.95%	1.17%	(0.74)%	0%
For the Period March 11, 2010[11] through October 31, 2010	$160.00	(0.96)	(0.92)	44.68	43.72	—	—	—	—	$203.72	27.33%	$10,185	0.96%	2.11%	(0.86)%	0.95%	2.10%	(0.86)%	0%
Direxion Daily Japan Bull 3X Shares
For the Period June 26, 2013[11] through October 31, 2013	$40.00	(0.13)	(0.12)	9.78	9.65	—	—	—	—	$49.65	24.13%	$4,965	0.96%	2.94%	(0.76)%	0.95%	2.93%	(0.75)%	0%
Direxion Daily Japan Bear 3X Shares
For the Period June 26, 2013[11] through October 31, 2013	$40.00	(0.11)	(0.11)	(11.57)	(11.68)	—	—	—	—	$28.32	(29.20)%	$1,416	0.95%	6.33%	(0.95)%	0.95%	6.33%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	163

Financial Highlights

October 31, 2013

	Net Asset Value, Begin- ning of Year/ Period	Net Invest- ment Income (Loss)[2,3]	Net Invest- ment Income (Loss)[2,4]	Net Real- ized and Unreal- ized Gain (Loss) on Invest- ments[5]	Net Incre- ase (Decre- ase) in Net Asset Value resul- ting from Opera- tions	Divid- ends from Net Invest- ment Income	Distrib- utions from Real- ized Capital Gains	Distribu- tions from Return of Capital	Total Distribu- tions	Net Asset Value, End of Year/ Period	Total Return[6]	Net Assets, End of Year/ Period (000’s omitted)	Net Expen- ses[3,7,8]	Total Expen- ses[3,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[3,8]	Net Expen- ses[4,7,8]	Total Expen- ses[4,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[4,8]	Port- folio Turn over Rate[9]
Direxion Daily Latin America Bull 3X Shares[17]
For the Year Ended October 31, 2013	$32.73	$(0.15)	$(0.15)	$(6.42)	$(6.57)	$—	$—	$(0.08)	$(0.08)	$26.08	(20.13)%	$24,254	0.96%	1.18%	(0.51)%	0.95%	1.17%	(0.50)%	124%
For the Year Ended October 31, 2012	$49.18	(0.02)	—	(12.50)	(12.52)	(0.36)	(3.57)	—	(3.93)	$32.73	(26.27)%	$25,526	1.02%	1.01%	(0.06)%	0.95%	0.94%	0.01%	0%
For the Year Ended October 31, 2011	$99.48	0.42	0.44	(43.49)	(43.07)	(1.71)	(5.52)	—	(7.23)	$49.18	(46.60)%	$43,276	0.98%	1.30%	0.57%	0.95%	1.27%	0.60%	102%
For the Period December 3, 2009[11] through October 31, 2010	$100.00	0.58	0.58	(0.60)	(0.02)	(0.50)	—	—	(0.50)	$99.48	0.15%	$35,811	0.97%	1.57%	0.83%	0.95%	1.55%	0.85%	54%
Direxion Daily Russia Bull 3X Shares
For the Year Ended October 31, 2013	$28.03	(0.26)	(0.25)	2.32	2.06	—	—	—	—	$30.09	7.35%	$22,561	0.98%	1.27%	(0.96)%	0.95%	1.24%	(0.93)%	267%
For the Year Ended October 31, 2012	$49.53	(0.17)	(0.17)	(21.24)	(21.41)	(0.09)	—	—	(0.09)	$28.03	(43.25)%	$19,620	0.97%	1.39%	(0.54)%	0.95%	1.37%	(0.53)%	114%
For the Period May 25, 2011[11] through October 31, 2011	$120.00	(0.28)	(0.28)	(70.19)	(70.47)	—	—	—	—	$49.53	(58.73)%	$9,906	0.95%	3.29%	(0.94)%	0.95%	3.29%	(0.94)%	108%
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2013	$20.78	(0.16)	(0.16)	(8.48)	(8.64)	—	—	—	—	$12.14	(41.58)%	$9,103	0.96%	1.34%	(0.96)%	0.95%	1.33%	(0.95)%	0%
For the Year Ended October 31, 2012	$35.32	(0.25)	(0.24)	(14.29)	(14.54)	—	—	—	—	$20.78	(41.17)%	$10,388	0.99%	1.86%	(0.98)%	0.95%	1.83%	(0.95)%	0%
For the Period May 25, 2011[11] through October 31, 2011	$40.00	(0.17)	(0.17)	(4.51)	(4.68)	—	—	—	—	$35.32	(11.70)%	$3,532	0.96%	3.57%	(0.94)%	0.95%	3.56%	(0.93)%	0%
Direxion Daily South Korea Bull 3X Shares
For the Period April 10, 2013[11] through October 31, 2013	$40.00	(0.23)	(0.23)	14.77	14.54	—	—	—	—	$54.54	36.35%	$2,727	0.95%	4.72%	(0.95)%	0.95%	4.72%	(0.95)%	0%
Direxion Daily South Korea Bear 3X Shares
For the Period May 1, 2013[11] through October 31, 2013	$40.00	(0.19)	(0.19)	(13.51)	(13.70)	—	—	—	—	$26.30	(34.25)%	$1,315	0.96%	5.01%	(0.95)%	0.95%	5.01%	(0.95)%	0%
Direxion Daily Basic Materials Bull 3X Shares
For the Year Ended October 31, 2013	$25.83	(0.25)	(0.25)	20.26	20.01	—	—	—	—	$45.84	77.47%	$2,292	0.95%	3.03%	(0.76)%	0.95%	3.03%	(0.76)%	164%
For the Year Ended October 31, 2012	$24.78	(0.12)	(0.12)	1.17	1.05	—	—	—	—	$25.83	4.24%	$2,583	0.95%	2.25%	(0.46)%	0.95%	2.25%	(0.46)%	45%
For the Period June 14, 2011[11] through October 31, 2011	$40.00	(0.03)	(0.03)	(15.19)	(15.22)	—	—	—	—	$24.78	(38.05)%	$3,717	0.95%	3.81%	(0.24)%	0.95%	3.81%	(0.24)%	76%
Direxion Daily Gold Miners Bull 3X Shares[15,18]
For the Year Ended October 31, 2013	$826.00	(0.39)	(0.38)	(777.37)	(777.76)	—	—	—	—	$48.24	(94.16)%	$647,626	0.96%	0.94%	(0.90)%	0.95%	0.93%	(0.89)%	0%
For the Year Ended October 31, 2012	$1,628.00	(6.50)	(6.30)	(744.55)	(750.90)	—	(50.95)	—	(50.95)	$826.00	(47.00)%	$418,014	0.96%	0.97%	(0.89)%	0.95%	0.96%	(0.89)%	39%
For the Period December 8, 2010[11] through October 31, 2011	$2,000.00	(13.50)	(13.50)	(358.50)	(372.00)	—	—	—	—	$1,628.00	(18.60)%	$109,073	0.96%	1.14%	(0.91)%	0.95%	1.13%	(0.90)%	13%
Direxion Daily Gold Miners Bear 3X Shares[19]
For the Year Ended October 31, 2013	$11.90	(0.29)	(0.29)	19.14	18.85	—	—	—	—	$30.75	158.51%	$156,835	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2012	$16.61	(0.17)	(0.16)	(3.56)	(3.72)	—	(0.99)	—	(0.99)	$11.90	(24.70)%	$47,578	0.96%	1.17%	(0.96)%	0.95%	1.16%	(0.95)%	0%
For the Period December 8, 2010[11] through October 31, 2011	$20.00	(0.17)	(0.17)	(3.23)	(3.40)	—	—	—	—	$16.61	(16.98)%	$8,303	0.95%	1.83%	(0.92)%	0.95%	1.83%	(0.92)%	0%
Direxion Daily Healthcare Bull 3X Shares[19]
For the Year Ended October 31, 2013	$26.59	(0.09)	(0.08)	33.56	33.47	—	—	—	—	$60.06	125.87%	$48,047	0.97%	1.11%	(0.20)%	0.95%	1.10%	(0.18)%	7%
For the Year Ended October 31, 2012	$16.34	(0.13)	(0.12)	10.76	10.63	(0.01)	(0.37)	—	(0.38)	$26.59	66.77%	$5,319	0.98%	2.24%	(0.60)%	0.95%	2.21%	(0.57)%	0%
For the Period June 14, 2011[11] through October 31, 2011	$20.00	(0.00)[1]	(0.00)[1]	(3.66)	(3.66)	—	—	—	—	$16.34	(18.33)%	$4,901	0.95%	3.43%	(0.02)%	0.95%	3.43%	(0.02)%	48%
Direxion Daily Junior Gold Miners Index Bull 3X Shares
For the Period October 3, 2013[11] through October 31, 2013	$40.00	(0.03)	(0.03)	(9.37)	(9.40)	—	—	—	—	$30.60	(23.50)%	$4,590	0.95%	8.58%	(0.95)%	0.95%	8.58%	(0.95)%	0%
Direxion Daily Junior Gold Miners Index Bear 3X Shares
For the Period October 2, 2013[11] through October 31, 2013	$40.00	(0.03)	(0.03)	2.72	2.69	—	—	—	—	$42.69	6.73%	$4,269	0.95%	9.13%	(0.95)%	0.95%	9.13%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

164	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2013

	Net Asset Value, Begin- ning of Year/ Period	Net Invest- ment Income (Loss)[2,3]	Net Invest- ment Income (Loss)[2,4]	Net Real- ized and Unreal- ized Gain (Loss) on Invest- ments[5]	Net Incre- ase (Decre- ase) in Net Asset Value resul- ting from Opera- tions	Divid- ends from Net Invest- ment Income	Distrib- utions from Real- ized Capital Gains	Distribu- tions from Return of Capital	Total Distribu- tions	Net Asset Value, End of Year/ Period	Total Return[6]	Net Assets, End of Year/ Period (000’s omitted)	Net Expen- ses[3,7,8]	Total Expen- ses[3,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[3,8]	Net Expen- ses[4,7,8]	Total Expen- ses[4,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[4,8]	Port- folio Turn over Rate[9]
Direxion Daily Natural Gas Related Bull 3X Shares
For the Year Ended October 31, 2013	$24.72	$(0.18)	$(0.18)	$10.26	$10.08	$—	$—	$—	$—	$34.80	40.78%	$20,877	0.96%	1.16%	(0.79)%	0.95%	1.15%	(0.78)%	251%
For the Year Ended October 31, 2012	$48.27	(0.16)	(0.16)	(23.31)	(23.47)	(0.08)	—	—	(0.08)	$24.72	(48.69)%	$22,244	0.96%	1.25%	(0.57)%	0.95%	1.25%	(0.57)%	141%
For the Year Ended October 31, 2011	$43.50	(0.31)	(0.30)	5.13	4.82	(0.05)	—	—	(0.05)	$48.27	11.07%	$14,481	0.97%	1.53%	(0.55)%	0.95%	1.51%	(0.53)%	40%
For the Period July 14, 2010[11] through October 31, 2010	$40.00	(0.05)	(0.05)	3.55	3.50	—	—	—	—	$43.50	8.75%	$4,350	0.95%	3.67%	(0.45)%	0.95%	3.67%	(0.45)%	30%
Direxion Daily Natural Gas Related Bear 3X Shares[16]
For the Year Ended October 31, 2013	$60.88	(0.42)	(0.42)	(33.87)	(34.29)	—	—	—	—	$26.59	(56.32)%	$8,307	0.96%	1.58%	(0.96)%	0.95%	1.56%	(0.95)%	0%
For the Year Ended October 31, 2012	$74.68	(0.64)	(0.64)	(13.16)	(13.80)	—	—	—	—	$60.88	(18.47)%	$6,850	0.96%	2.24%	(0.96)%	0.95%	2.23%	(0.94)%	0%
For the Year Ended October 31, 2011	$136.32	(0.80)	(0.76)	(60.84)	(61.64)	—	—	—	—	$74.68	(45.22)%	$2,801	0.95%	3.13%	(0.90)%	0.95%	3.13%	(0.90)%	0%
For the Period July 14, 2010[11] through October 31, 2010	$160.00	(0.40)	(0.40)	(23.28)	(23.68)	—	—	—	—	$136.32	(14.80)%	$3,408	0.95%	3.48%	(0.89)%	0.95%	3.48%	(0.89)%	0%
Direxion Daily Retail Bull 3X Shares[10]
For the Year Ended October 31, 2013	$36.44	(0.29)	(0.28)	36.89	36.60	—	(2.00)	—	(2.00)	$71.04	106.43%	$17,760	0.98%	1.38%	(0.59)%	0.95%	1.36%	(0.57)%	25%
For the Year Ended October 31, 2012	$20.62	(0.18)	(0.16)	16.97	16.79	—	(0.97)	—	(0.97)	$36.44	85.76%	$10,934	0.98%	1.87%	(0.61)%	0.95%	1.83%	(0.57)%	93%
For the Year Ended October 31, 2011	$16.65	(0.06)	(0.05)	4.25	4.19	(0.06)	(0.16)	—	(0.22)	$20.62	25.25%	$3,093	0.98%	2.17%	(0.29)%	0.95%	2.14%	(0.26)%	111%
For the Period July 14, 2010[11] through October 31, 2010	$13.33	(0.01)	(0.01)	3.34	3.33	(0.01)	—	—	(0.01)	$16.65	24.96%	$4,996	0.95%	3.76%	(0.21)%	0.95%	3.76%	(0.21)%	1%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2013	$23.75	(0.24)	(0.23)	35.00	34.76	—	—	—	—	$58.51	146.36%	$55,587	0.99%	1.09%	(0.67)%	0.95%	1.05%	(0.63)%	16%
For the Year Ended October 31, 2012	$32.89	(0.19)	(0.19)	(8.95)	(9.14)	—	—	—	—	$23.75	(27.80)%	$92,609	0.97%	1.05%	(0.62)%	0.95%	1.03%	(0.61)%	84%
For the Year Ended October 31, 2011	$37.49	(0.24)	(0.23)	(4.36)	(4.60)	—	—	—	—	$32.89	(12.27)%	$121,685	0.98%	1.06%	(0.58)%	0.95%	1.03%	(0.55)%	69%
For the Period March 11, 2010[11] through October 31, 2010	$40.00	(0.04)	(0.04)	(2.46)	(2.50)	(0.01)	—	—	(0.01)	$37.49	(6.25)%	$61,853	0.95%	1.27%	(0.20)%	0.95%	1.27%	(0.20)%	46%
Direxion Daily Semiconductor Bear 3X Shares[16]
For the Year Ended October 31, 2013	$159.24	(0.69)	(0.69)	(113.07)	(113.76)	—	—	—	—	$45.48	(71.44)%	$29,556	0.95%	1.09%	(0.95)%	0.95%	1.08%	(0.94)%	0%
For the Year Ended October 31, 2012	$219.16	(1.44)	(1.44)	(58.48)	(59.92)	—	—	—	—	$159.24	(27.33)%	$29,858	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.94)%	0%
For the Year Ended October 31, 2011	$461.00	(2.60)	(2.44)	(222.00)	(224.60)	—	(17.24)	—	(17.24)	$219.16	(49.74)%	$19,172	1.01%	1.32%	(0.97)%	0.95%	1.26%	(0.91)%	0%
For the Period March 11, 2010[11] through October 31, 2010	$800.00	(3.60)	(3.60)	(335.40)	(339.00)	—	—	—	—	$461.00	(42.38)%	$9,219	0.96%	1.78%	(0.87)%	0.95%	1.77%	(0.86)%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2013	$49.69	(0.53)	(0.50)	34.08	33.55	—	—	—	—	$83.24	67.52%	$141,510	1.00%	1.02%	(0.88)%	0.95%	0.97%	(0.82)%	196%
For the Year Ended October 31, 2012	$48.27	(0.28)	(0.27)	1.70	1.42	—	—	—	—	$49.69	2.94%	$260,856	0.97%	0.99%	(0.59)%	0.95%	0.97%	(0.57)%	347%
For the Year Ended October 31, 2011	$38.32	(0.24)	(0.22)	10.19	9.95	—	—	—	—	$48.27	25.97%	$395,848	0.98%	0.99%	(0.40)%	0.95%	0.96%	(0.37)%	302%
For the Year Ended October 31, 2010	$41.85	0.13	0.13	1.40	1.53	(0.21)	(4.85)	—	(5.06)	$38.32	3.67%	$210,747	0.96%	1.00%	0.39%	0.95%	0.99%	0.40%	126%
For the Period November 6, 2008[11] through October 31, 2009	$60.00	0.26	0.26	(18.18)	(17.92)	(0.23)	—	—	(0.23)	$41.85	(29.75)%	$133,917	0.95%	1.05%	0.81%	0.95%	1.05%	0.81%	518%
Direxion Daily Energy Bear 3X Shares[20]
For the Year Ended October 31, 2013	$48.30	(0.31)	(0.16)	(25.69)	(26.00)	—	—	—	—	$22.30	(53.83)%	$64,392	0.95%	1.45%	(0.95)%	0.50%	1.00%	(0.50)%	0%
For the Year Ended October 31, 2012	$77.94	(0.54)	(0.56)	(29.10)	(29.64)	—	—	—	—	$48.30	(38.03)%	$92,359	0.96%	0.96%	(0.96)%	0.95%	0.95%	(0.95)%	0%
For the Year Ended October 31, 2011	$217.62	(0.96)	(0.90)	(138.72)	(139.68)	—	—	—	—	$77.94	(64.19)%	$108,847	1.02%	1.15%	(0.98)%	0.95%	1.08%	(0.91)%	0%
For the Year Ended October 31, 2010	$378.90	(2.88)	(2.76)	(158.40)	(161.28)	—	—	—	—	$217.62	(42.57)%	$64,562	0.99%	1.17%	(0.92)%	0.95%	1.13%	(0.88)%	0%
For the Period November 6, 2008[11] through October 31, 2009	$1,800.00	(4.50)	(4.50)	(1,416.60)	(1,421.10)	—	—	—	—	$378.90	(78.95)%	$71,339	0.95%	1.13%	(0.86)%	0.95%	1.13%	(0.88)%	0%
Direxion Daily Financial Bull 3X Shares[10]
For the Year Ended October 31, 2013	$36.33	(0.45)	(0.42)	39.94	39.49	—	—	—	—	$75.82	108.70%	$1,014,045	1.00%	1.02%	(0.81)%	0.95%	0.97%	(0.76)%	5%
For the Year Ended October 31, 2012	$24.42	(0.14)	(0.14)	12.05	11.91	—	—	—	—	$36.33	48.77%	$1,014,484	0.97%	0.97%	(0.56)%	0.95%	0.95%	(0.55)%	5%
For the Year Ended October 31, 2011	$36.97	(0.19)	(0.19)	(12.36)	(12.55)	—	—	—	—	$24.42	(33.94)%	$1,609,419	0.97%	0.97%	(0.53)%	0.95%	0.95%	(0.51)%	63%
For the Year Ended October 31, 2010	$37.45	0.05	0.07	(0.36)	(0.31)	(0.17)	—	—	(0.17)	$36.97	(0.97)%	$1,695,441	0.96%	0.99%	0.14%	0.95%	0.98%	0.15%	19%
For the Period November 6, 2008[11] through October 31, 2009	$166.67	0.20	0.20	(129.12)	(128.92)	(0.30)	—	—	(0.30)	$37.45	(77.36)%	$1,314,219	0.95%	0.98%	0.80%	0.95%	0.98%	0.80%	365%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	165

Financial Highlights

October 31, 2013

	Net Asset Value, Begin- ning of Year/ Period	Net Invest- ment Income (Loss)[2,3]	Net Invest- ment Income (Loss)[2,4]	Net Real- ized and Unreal- ized Gain (Loss) on Invest- ments[5]	Net Incre- ase (Decre- ase) in Net Asset Value resul- ting from Opera- tions	Divid- ends from Net Invest- ment Income	Distrib- utions from Real- ized Capital Gains	Distribu- tions from Return of Capital	Total Distribu- tions	Net Asset Value, End of Year/ Period	Total Return[6]	Net Assets, End of Year/ Period (000’s omitted)	Net Expen- ses[3,7,8]	Total Expen- ses[3,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[3,8]	Net Expen- ses[4,7,8]	Total Expen- ses[4,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[4,8]	Port- folio Turn over Rate[9]
Direxion Daily Financial Bear 3X Shares[14]
For the Year Ended October 31, 2013	$69.32	$(0.36)	$(0.31)	$(42.61)	$(42.97)	$—	$—	$—	$—	$26.35	(61.99)%	$608,756	0.95%	1.11%	(0.95)%	0.81%	0.97%	(0.81)%	0%
For the Year Ended October 31, 2012	$159.52	(0.96)	(0.96)	(89.24)	(90.20)	—	—	—	—	$69.32	(56.54)%	$675,511	0.95%	0.96%	(0.95)%	0.95%	0.96%	(0.95)%	0%
For the Year Ended October 31, 2011	$252.20	(1.76)	(1.76)	(90.92)	(92.68)	—	—	—	—	$159.52	(36.75)%	$1,091,990	0.96%	0.99%	(0.92)%	0.95%	0.98%	(0.91)%	0%
For the Year Ended October 31, 2010	$459.20	(2.80)	(2.60)	(204.20)	(207.00)	—	—	—	—	$252.20	(45.08)%	$1,199,646	0.96%	1.00%	(0.89)%	0.95%	0.99%	(0.88)%	0%
For the Period November 6, 2008[11] through October 31, 2009	$12,000.00	(5.80)	(5.80)	(11,535.00)	(11,540.80)	—	—	—	—	$459.20	(96.17)%	$1,216,063	0.95%	1.00%	(0.86)%	0.95%	1.00%	(0.86)%	0%
Direxion Daily Real Estate Bull 3X Shares[17]
For the Year Ended October 31, 2013	$35.48	(0.15)	(0.13)	9.36	9.21	0.00	—	—	—	$44.69	25.97%	$134,065	1.01%	1.09%	(0.35)%	0.95%	1.04%	(0.29)%	174%
For the Year Ended October 31, 2012	$27.68	(0.08)	(0.06)	8.88	8.80	—	(1.00)	—	(1.00)	$35.48	34.26%	$106,439	1.00%	1.07%	(0.23)%	0.95%	1.02%	(0.19)%	72%
For the Year Ended October 31, 2011	$27.03	0.09	0.10	0.59	0.68	(0.03)	—	—	(0.03)	$27.68	2.51%	$141,148	0.99%	1.03%	0.29%	0.95%	0.99%	0.33%	110%
For the Year Ended October 31, 2010	$13.39	0.38	0.39	14.95	15.33	(0.51)	(1.18)	—	(1.69)	$27.03	123.46%	$110,794	0.97%	1.06%	1.93%	0.95%	1.04%	1.95%	146%
For the Period July 16, 2009[11] through October 31, 2009	$7.50	0.10	0.10	5.81	5.91	(0.02)	—	—	(0.02)	$13.39	78.71%	$107,118	0.96%	1.11%	2.43%	0.95%	1.10%	2.44%	132%
Direxion Daily Real Estate Bear 3X Shares[16]
For the Year Ended October 31, 2013	$92.88	(0.65)	(0.64)	(35.73)	(36.38)	—	—	—	—	$56.50	(39.17)%	$17,420	0.97%	1.53%	(0.96)%	0.95%	1.52%	(0.94)%	0%
For the Year Ended October 31, 2012	$175.56	(1.04)	(1.00)	(81.64)	(82.68)	—	—	—	—	$92.88	(47.10)%	$20,525	0.95%	1.32%	(0.95)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2011	$407.60	(2.68)	(2.68)	(229.36)	(232.04)	—	—	—	—	$175.56	(56.93)%	$33,973	0.95%	1.15%	(0.90)%	0.95%	1.15%	(0.90)%	0%
For the Year Ended October 31, 2010	$2,107.00	(6.40)	(6.20)	(1,689.20)	(1,695.60)	—	(3.80)	—	(3.80)	$407.60	(80.57)%	$78,871	0.96%	1.10%	(0.88)%	0.95%	1.09%	(0.87)%	0%
For the Period July 16, 2009[11] through October 31, 2009	$6,000.00	(5.00)	(5.00)	(3,888.00)	(3,893.00)	—	—	—	—	$2,107.00	(64.88)%	$47,416	0.95%	1.65%	(0.94)%	0.95%	1.65%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2013	$48.33	(0.49)	(0.49)	27.66	27.17	—	—	—	—	$75.50	56.22%	$105,696	0.96%	1.00%	(0.88)%	0.95%	0.98%	(0.87)%	324%
For the Year Ended October 31, 2012	$41.74	(0.35)	(0.34)	6.94	6.59	—	—	—	—	$48.33	15.79%	$123,240	0.97%	1.01%	(0.72)%	0.95%	0.99%	(0.70)%	137%
For the Year Ended October 31, 2011	$40.20	(0.30)	(0.28)	2.68	2.38	—	(0.84)	—	(0.84)	$41.74	5.82%	$208,712	0.98%	1.01%	(0.69)%	0.95%	0.98%	(0.66)%	12%
For the Year Ended October 31, 2010	$33.55	(0.19)	(0.12)	14.37	14.18	—	(7.53)	—	(7.53)	$40.20	47.33%	$196,994	1.15%	1.20%	(0.56)%	0.95%	1.00%	(0.36)%	106%
For the Period December 17, 2008[11] through October 31, 2009	$15.00	(0.05)	(0.05)	18.61	18.56	(0.01)	—	—	(0.01)	$33.55	123.80%	$114,065	0.95%	1.07%	(0.23)%	0.95%	1.07%	(0.23)%	206%
Direxion Daily Technology Bear 3X Shares[15]
For the Year Ended October 31, 2013	$49.20	(0.36)	(0.36)	(22.96)	(23.32)	—	—	—	—	$25.88	(47.40)%	$18,682	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.95)%	0%
For the Year Ended October 31, 2012	$80.10	(0.50)	(0.50)	(30.40)	(30.90)	—	—	—	—	$49.20	(38.58)%	$41,924	0.95%	1.13%	(0.95)%	0.95%	1.13%	(0.95)%	0%
For the Year Ended October 31, 2011	$140.15	(1.00)	(1.00)	(59.05)	(60.05)	—	—	—	—	$80.10	(42.85)%	$38,612	0.95%	1.07%	(0.90)%	0.95%	1.07%	(0.90)%	0%
For the Year Ended October 31, 2010	$314.25	(1.80)	(1.80)	(172.30)	(174.10)	—	—	—	—	$140.15	(55.40)%	$53,531	0.96%	1.11%	(0.88)%	0.95%	1.10%	(0.87)%	0%
For the Period December 17, 2008[11] through October 31, 2009	$1,500.00	(3.00)	(3.00)	(1,182.75)	(1,185.75)	—	—	—	—	$314.25	(79.05)%	$41,478	0.95%	1.21%	(0.87)%	0.95%	1.21%	(0.87)%	0%
Direxion Daily 7-10 Year Treasury Bull 3X Shares[17]
For the Year Ended October 31, 2013	$42.91	(0.39)	(0.39)	(4.01)	(4.40)	—	—	—	—	$38.51	(10.25)%	$3,851	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2012	$37.08	(0.39)	(0.39)	7.06	6.67	—	(0.84)	—	(0.84)	$42.91	18.28%	$4,291	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$32.65	(0.28)	(0.28)	6.84	6.56	(0.10)	(2.03)	—	(2.13)	$37.08	22.76%	$7,416	0.96%	1.52%	(0.92)%	0.95%	1.51%	(0.91)%	0%
For the Year Ended October 31, 2010	$25.62	0.31	0.31	7.07	7.38	(0.35)	—	—	(0.35)	$32.65	29.17%	$6,529	0.95%	1.85%	1.15%	0.95%	1.85%	1.15%	536%
For the Period April 16, 2009[11] through October 31, 2009	$30.00	0.26	0.26	(4.42)	(4.16)	(0.22)	—	—	(0.22)	$25.62	(13.85)%	$10,248	0.95%	3.14%	2.07%	0.95%	3.14%	2.07%	176%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2013	$23.19	(0.23)	(0.23)	0.97	0.74	—	—	—	—	$23.93	3.19%	$57,438	0.95%	0.99%	(0.95)%	0.95%	0.99%	(0.95)%	0%
For the Year Ended October 31, 2012	$29.91	(0.24)	(0.24)	(6.48)	(6.72)	—	—	—	—	$23.19	(22.47)%	$52,167	0.95%	1.00%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$41.08	(0.36)	(0.36)	(10.81)	(11.17)	—	—	—	—	$29.91	(27.19)%	$65,795	0.95%	0.97%	(0.91)%	0.95%	0.97%	(0.91)%	0%
For the Year Ended October 31, 2010	$64.03	(0.44)	(0.43)	(17.20)	(17.64)	—	(5.31)	—	(5.31)	$41.08	(29.95)%	$59,564	0.95%	1.20%	(0.87)%	0.95%	1.20%	(0.87)%	0%
For the Period April 16, 2009[11] through October 31, 2009	$60.00	(0.29)	(0.29)	4.32	4.03	—	—	—	—	$64.03	6.72%	$19,210	0.95%	2.21%	(0.89)%	0.95%	2.21%	(0.89)%	0%

The accompanying notes are an integral part of these financial statements.

166	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2013

	Net Asset Value, Begin- ning of Year/ Period	Net Invest- ment Income (Loss)[2,3]	Net Invest- ment Income (Loss)[2,4]	Net Real- ized and Unreal- ized Gain (Loss) on Invest- ments[5]	Net Incre- ase (Decre- ase) in Net Asset Value resul- ting from Opera- tions	Divid- ends from Net Invest- ment Income	Distrib- utions from Real- ized Capital Gains	Distribu- tions from Return of Capital	Total Distribu- tions	Net Asset Value, End of Year/ Period	Total Return[6]	Net Assets, End of Year/ Period (000’s omitted)	Net Expen- ses[3,7,8]	Total Expen- ses[3,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[3,8]	Net Expen- ses[4,7,8]	Total Expen- ses[4,8]	Net Invest- ment Income (Loss) After Expense Reimbur- sement[4,8]	Port- folio Turn over Rate[9]
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2013	$75.05	$0.29	$0.29	$(24.49)	$(24.20)	$(0.30)	$—	$(0.02)	$(0.32)	$50.53	(32.29)%	$30,318	0.96%	1.11%	0.49%	0.95%	1.10%	0.49%	0%
For the Year Ended October 31, 2012	$62.82	(0.18)	(0.17)	12.96	12.78	—	(0.55)	—	(0.55)	$75.05	20.45%	$33,773	0.96%	1.10%	(0.26)%	0.95%	1.10%	(0.25)%	0%
For the Year Ended October 31, 2011	$43.18	(0.25)	(0.25)	21.17	20.92	(0.29)	(0.99)	—	(1.28)	$62.82	51.23%	$18,847	0.95%	1.14%	(0.64)%	0.95%	1.14%	(0.64)%	128%
For the Year Ended October 31, 2010	$42.56	0.56	0.57	5.03	5.59	(0.77)	(4.20)	—	(4.97)	$43.18	15.27%	$15,114	0.95%	1.61%	1.42%	0.95%	1.61%	1.42%	658%
For the Period April 16, 2009[11] through October 31, 2009	$60.00	0.64	0.64	(17.70)	(17.06)	(0.38)	—	—	(0.38)	$42.56	(28.43)%	$12,768	0.95%	1.98%	2.84%	0.95%	1.98%	2.84%	215%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2013	$53.35	(0.56)	(0.55)	11.88	11.32	—	—	—	—	$64.67	21.22%	$543,198	0.92%	0.92%	(0.91)%	0.91%	0.91%	(0.91)%	0%
For the Year Ended October 31, 2012	$83.34	(0.55)	(0.55)	(29.44)	(29.99)	—	—	—	—	$53.35	(35.99)%	$298,754	0.93%	0.92%	(0.93)%	0.93%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2011	$191.75	(1.50)	(1.48)	(106.91)	(108.41)	—	—	—	—	$83.34	(56.54)%	$295,029	0.93%	0.94%	(0.89)%	0.92%	0.93%	(0.88)%	0%
For the Year Ended October 31, 2010	$324.45	(2.10)	(2.05)	(93.85)	(95.95)	—	(35.00)	(1.75)	(36.75)	$191.75	(33.48)%	$222,430	0.95%	0.95%	(0.87)%	0.95%	0.95%	(0.87)%	0%
For the Period April 16, 2009[11] through October 31, 2009	$300.00	(1.60)	(1.60)	26.05	24.45	—	—	—	—	$324.45	8.15%	$90,852	0.95%	1.10%	(0.89)%	0.95%	1.10%	(0.89)%	0%

[1]	Between $(0.005) and $0.00.
[2]	Based on average shares outstanding.
[3]	Includes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.
[4]	Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.
[5]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s changes in net realized and unrealized gain (loss) on investment securities, in-kind transactions and swaps for the period.
[6]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.
[7]	Net expenses include effects of any reimbursement or recoupment.
[8]	For periods less than a year, these ratios are annualized.
[9]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio.
[10]	Effective April 2, 2013, the Fund had a 3:1 forward stock split. Per share data for the period prior to April 2, 2013 has been adjusted to give effect to the 3:1 forward stock split.
[11]	Commencement of investment operations.
[12]	Effective August 20, 2013, the Fund had a 1:5 reverse stock split. Per share data for the period prior to August 20, 2013 has been adjusted to give effect to the 1:5 reverse stock split.
[13]	Effective April 2, 2013, the Fund had a 1:3 reverse stock split. Per share data for the period prior to April 2, 2013 has been adjusted to give effect to the 1:3 reverse stock split.
[14]	Effective April 2, 2013, the Fund had a 1:4 reverse stock split. Per share data for the period prior to April 2, 2013 has been adjusted to give effect to the 1:4 reverse stock split.
[15]	Effective April 2, 2013, the Fund had a 1:5 reverse stock split. Per share data for the period prior to April 2, 2013 has been adjusted to give effect to the 1:5 reverse stock split.
[16]	Effective August 20, 2013, the Fund had a 1:4 reverse stock split. Per share data for the period prior to August 20, 2013 has been adjusted to give effect to the 1:4 reverse stock split.
[17]	Effective April 2, 2013, the Fund had a 2:1 forward stock split. Per share data for the period prior to April 2, 2013 has been adjusted to give effect to the 2:1 forward stock split.
[18]	Effective August 20, 2013, the Fund had a 1:10 reverse stock split. Per share data for the period prior to August 20, 2013 has been adjusted to give effect to the 1:10 reverse stock split.
[19]	Effective August 20, 2013, the Fund had a 2:1 forward stock split. Per share data for the period prior to August 20, 2013 has been adjusted to give effect to the 2:1 forward stock split.
[20]	Effective April 2, 2013, the Fund had a 1:6 reverse stock split. Per share data for the period prior to April 2, 2013 has been adjusted to give effect to the 1:6 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	167

Direxion Shares ETF Trust

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 (Unaudited)

1.	ORGANIZATION

The Direxion Shares ETF Trust (the “Trust”) is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a registered investment company that has 52 separate series (each, a “Fund” and together the “Funds”). 45 of these are included in this report:

Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares	Direxion Daily Brazil Bear 3X Shares
Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares	Direxion Daily Japan Bear 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares	Direxion Daily South Korea Bear 3X Shares
Direxion Daily Basic Materials Bull 3X Shares
Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%

168	DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Brazil Bull 3X Shares		300%
Direxion Daily Brazil Bear 3X Shares	MSCI Brazil 25/50 Index	-300%
Direxion Daily China Bull 3X Shares		300%
Direxion Daily China Bear 3X Shares	The Bank of New York Mellon China Select ADR® Index	-300%
Direxion Daily Developed Markets Bull 3X Shares		300%
Direxion Daily Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily Emerging Markets Bull 3X Shares		300%
Direxion Daily Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily India Bull 3X Shares	Indus India Index	300%
Direxion Daily Japan Bull 3X Shares		300%
Direxion Daily Japan Bear 3X Shares	MSCI Japan Index	-300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	Market VectorsTM Russia Index	-300%
Direxion Daily South Korea Bull 3X Shares		300%
Direxion Daily South Korea Bear 3X Shares	MSCI Korea 25/50 Index	-300%
Direxion Daily Basic Materials Bull 3X Shares	Materials Select Sector Index	300%
Direxion Daily Gold Miners Bull 3X Shares		300%
Direxion Daily Gold Miners Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Market VectorsTM Junior Gold Miners Index	-300%
Direxion Daily Natural Gas Related Bull 3X Shares		300%
Direxion Daily Natural Gas Related Bear 3X Shares	ISE-Revere Natural Gas IndexTM	-300%
Direxion Daily Retail Bull 3X Shares	Russell 1000® Retail Index	300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	MSCI US REIT IndexSM	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	NYSE 7-10 Year Treasury Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	NYSE 20 Year Plus Treasury Bond Index	-300%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

DIREXION ANNUAL REPORT	169

a)  Investment Valuation – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the “Fixed Income Funds”) do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00pm Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ each business day. Over the Counter securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swaps contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the “Adviser”) under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Funds’ pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b)  Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ Custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

170	DIREXION ANNUAL REPORT

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. The Funds do not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2013 is as follows:

	Direxion Daily S&P 500® Bull 3X Shares			Direxion Daily S&P 500® Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(12,892,482)	$32,948,945	$20,056,463
Citibank N.A.	—	—	—	(14,330,653)	24,332,145	10,001,492
Credit Suisse International	—	—	—	(13,782,875)	39,980,008	26,197,133
Deutsche Bank AG London	—	—	—	(5,636,926)	32,580,519	26,943,593
Bank of America Merrill Lynch	—	—	—	(25,133,212)	49,990,507	24,857,295
Morgan Stanley Capital Services	(366,352)	36,407,110	36,040,758	(1,083,216)	11,782,804	10,699,588

Total	$(366,352)	$36,407,110	$36,040,758	$(72,859,364)	$191,614,928	$118,755,564

	Direxion Daily Mid Cap Bull 3X Shares			Direxion Daily Mid Cap Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(133,660)	$5,499,185	$5,365,525	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	(1,270,834)	3,640,001	2,369,167
Deutsche Bank AG London	(83,496)	2,882,697	2,799,201	—	—	—
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	(495,831)	5,092,893	4,597,062

Total	$(217,156)	$8,381,882	$8,164,726	$(1,766,665)	$8,732,894	$6,966,229

	Direxion Daily Small Cap Bull 3X Shares			Direxion Daily Small Cap Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(32,196,130)	$95,354,576	$63,158,446
Citibank N.A.	(3,063,987)	57,487,168	54,423,181	(5,959,250)	64,183,236	58,223,986
Credit Suisse International	—	—	—	(36,570,020)	151,340,040	114,770,020
Deutsche Bank AG London	—	—	—			—
Bank of America Merrill Lynch	—	—	—	(16,019,681)	99,549,168	83,529,487
Morgan Stanley Capital Services	—	—	—	(16,682,598)	94,651,586	77,968,988

Total	$(3,063,987)	$57,487,168	$54,423,181	$(107,427,679)	$505,078,606	$397,650,927

DIREXION ANNUAL REPORT	171

	Direxion Daily Brazil Bull 3X Shares			Direxion Daily Brazil Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	—	—	—
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	(2,112)	190,000	187,888	—	—	—
Morgan Stanley Capital Services	—	—	—	—	—	—

Total	$(2,112)	$190,000	$187,888	$—	$—	$—

	Direxion Daily China Bull 3X Shares			Direxion Daily China Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(1,292,604)	$16,522,398	$15,229,794	—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	(1,153,413)	1,970,000	816,587
Deutsche Bank AG London	—	—	—	(1,163,768)	2,777,757	1,613,989
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	(553,363)	1,970,938	1,417,575

Total	$(1,292,604)	$16,522,398	$15,229,794	$(2,870,544)	$6,718,695	$3,848,151

	Direxion Daily Developed Markets Bull 3X Shares			Direxion Daily Developed Markets Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(1,050,496)	$4,769,835	$3,719,339
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	(163,997)	450,000	286,003
Deutsche Bank AG London	—	—	—	(733,681)	1,909,165	1,175,484
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	—	—	—

Total	$—	$—	$—	$(1,948,174)	$7,129,000	$5,180,826

	Direxion Daily Emerging Markets Bull 3X Shares			Direxion Daily Emerging Markets Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(1,829,753)	$12,781,973	$10,952,220
Citibank N.A.	—	—	—	(4,038,476)	15,886,976	11,848,500
Credit Suisse International	—	—	—	(2,809,607)	12,130,003	9,320,396
Deutsche Bank AG London	—	—	—	(374,894)	9,085,388	8,710,494
Bank of America Merrill Lynch	—	—	—	(1,491,043)	18,284,466	16,793,423
Morgan Stanley Capital Services	—	—	—	(2,003,066)	16,295,543	14,292,477

Total	$—	$—	$—	$(12,546,839)	$84,464,349	$71,917,510

172	DIREXION ANNUAL REPORT

	Direxion Daily India Bull 3X Shares			Direxion Daily Japan Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(130,429)	$4,009,121	$3,878,692	$(39,340)	$2,990,000	$2,950,660
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	—	—	—
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	—	—	—

Total	$(130,429)	$4,009,121	$3,878,692	$(39,340)	$2,990,000	$2,950,660

	Direxion Daily Japan Bear 3X Shares			Direxion Daily Latin America Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(9,352)	$200,000	$190,648	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	(220,751)	780,000	559,249	—	—	—
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	—	—	—

Total	$(230,103)	$980,000	$749,897	$—	$—	$—

	Direxion Daily Russia Bull 3X Shares			Direxion Daily Russia Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(5,779)	$2,053,161	$2,047,382	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	(609,009)	3,030,001	2,420,992
Deutsche Bank AG London	—	—	—	(240,152)	947,754	707,602
Bank of America Merrill Lynch	(22,188)	1,810,030	1,787,842	(80,206)	1,360,025	1,279,819
Morgan Stanley Capital Services	(27,108)	320,003	292,895	—	—	—

Total	$(55,075)	$4,183,194	$4,128,119	$(929,367)	$5,337,780	$4,408,413

	Direxion Daily South Korea Bull 3X Shares			Direxion Daily South Korea Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(11,028)	$270,000	$258,972
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	(175,750)	560,000	384,250
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	(6,136)	380,000	373,864	—	—	—
Morgan Stanley Capital Services	—	—	—	(49,728)	220,036	170,308

Total	$(6,136)	$380,000	$373,864	$(236,506)	$1,050,036	$813,530

DIREXION ANNUAL REPORT	173

	Direxion Daily Basic Materials Bull 3X Shares			Direxion Daily Gold Miners Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(17,446,401)	$110,600,031	$93,153,630
Citibank N.A.	—	—	—	(21,980,219)	88,806,303	66,826,084
Credit Suisse International	—	—	—	—	—	—
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	(8,075)	44,233,354	44,225,279

Total	$—	$—	$—	$(39,434,695)	$243,639,688	$204,204,993

	Direxion Daily Gold Miners Bear 3X Shares			Direxion Daily Healthcare Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(65,307)	$4,200,000	$4,134,693
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	—	—	—
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	—	—	—	(73,063)	5,600,065	5,527,002
Morgan Stanley Capital Services	—	—	—	(92,167)	6,370,000	6,277,833

Total	$—	$—	$—	$(230,537)	$16,170,065	$15,939,528

	Direxion Daily Junior Gold Miners Index Bull 3X Shares			Direxion Daily Junior Gold Miners Index Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(183,914)	$1,119,986	$936,072	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	(536,099)	2,030,000	1,493,901	—	—	—
Deutsche Bank AG London	—	—	—	—	—	—
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	—	—	—

Total	$(720,013)	$3,149,986	$2,429,973	$—	$—	$—

	Direxion Daily Natural Gas Related Bull 3X Shares			Direxion Daily Natural Gas Related Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International		—	—	(1,252,707)	2,900,000	1,647,293
Deutsche Bank AG London	—	—	—	(1,031,641)	2,972,055	1,940,414
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	(278,814)	3,021,704	2,742,890	—	—	—

Total	$(278,814)	$3,021,704	$2,742,890	$(2,284,348)	$5,872,055	$3,587,707

	Direxion Daily Retail Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—
Citibank N.A.	—	—	—
Credit Suisse International	—	—	—
Deutsche Bank AG London	—	—	—
Bank of America Merrill Lynch	—	—	—
Morgan Stanley Capital Services	—	—	—

Total	$—	$—	$—

174	DIREXION ANNUAL REPORT

	Direxion Daily Semiconductor Bull 3X Shares			Direxion Daily Semiconductor Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$—	$—	$—
Citibank N.A.	—	—	—	—		—
Credit Suisse International	—	—	—	(11,414,153)	25,650,004	14,235,851
Deutsche Bank AG London	—	—	—	(36,606)	1,278,712	1,242,106
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	(27,611)	423,376	395,765

Total	$—	$—	$—	$(11,478,370)	$27,352,092	$15,873,722

	Direxion Daily Energy Bull 3X Shares			Direxion Daily Energy Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$—	$—	$—
Citibank N.A.	—	—	—	(3,306,388)	11,098,711	7,792,323
Credit Suisse International	—	—	—	(7,816,167)	27,270,005	19,453,838
Deutsche Bank AG London	(83,407)	4,763,532	4,680,125	(653,942)	5,871,316	5,217,374
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	—	—	—	(722,134)	4,635,305	3,913,171

Total	$(83,407)	$4,763,532	$4,680,125	$(12,498,631)	$48,875,337	$36,376,706

	Direxion Daily Financial Bull 3X Shares			Direxion Daily Financial Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(999,955)	$133,115,171	$132,115,216	$(13,825,345)	$109,543,971	$95,718,626
Citibank N.A.	(2,509,252)	79,264,622	76,755,370	—	—	—
Credit Suisse International	—	—	—	(12,097,393)	121,680,028	109,582,635
Deutsche Bank AG London	(3,555,054)	109,895,105	106,340,051	(1,061,535)	30,304,231	29,242,696
Bank of America Merrill Lynch	—	—	—	(4,387,756)	46,071,321	41,683,565
Morgan Stanley Capital Services	—	—	—	(2,343,785)	66,331,595	63,987,810

Total	$(7,064,261)	$322,274,898	$315,210,637	$(33,715,814)	$373,931,146	$340,215,332

	Direxion Daily Real Estate Bull 3X Shares			Direxion Daily Real Estate Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(525,748)	$3,215,376	$2,689,628
Credit Suisse International	—	—	—	(193,014)	1,320,000	1,126,986
Deutsche Bank AG London	—	—	—	(56,669)	556,983	500,314
Bank of America Merrill Lynch	(12,669)	18,440,010	18,427,341	—	—	—
Morgan Stanley Capital Services	—	—	—	(659,452)	6,922,290	6,262,838

Total	$(12,669)	$18,440,010	$18,427,341	(1,434,883)	12,014,649	$10,579,766

	Direxion Daily Technology Bull 3X Shares			Direxion Daily Technology Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$—	$—	$—	$(3,513,978)	$9,160,002	$5,646,024
Deutsche Bank AG London	—	—	—	(656,066)	4,350,169	3,694,103
Bank of America Merrill Lynch	—	—	—	(323,440)	2,205,626	1,882,186

Total	$—	$—	$—	$(4,493,484)	$15,715,797	$11,222,313

DIREXION ANNUAL REPORT	175

	Direxion Daily 7-10 Year Treasury Bull 3X Shares			Direxion Daily 7-10 Year Treasury Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(20,988)	$2,430,000	$2,409,012	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
Credit Suisse International	—	—	—	—	—	—
Deutsche Bank AG London	—	—	—	(2,124,098)	19,194,202	17,070,104
Bank of America Merrill Lynch	—	—	—	—	—	—
Morgan Stanley Capital Services	(249)	—	(249)	—	—	—

Total	$(21,237)	$2,430,000	$2,408,763	$(2,124,098)	$19,194,202	$17,070,104

	Direxion Daily 20+ Year Treasury Bull 3X Shares			Direxion Daily 20+ Year Treasury Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(111,375)	$410,000	$298,625	$—	$—	$—
Citibank N.A.	—	—	—	(7,233,285)	46,304,058	39,070,773
Credit Suisse International	—	—	—	—	—	—
Deutsche Bank AG London	—	—	—	(3,711,862)	59,771,806	56,059,944
Bank of America Merrill Lynch	—	—	—	(9,142,351)	67,240,075	58,097,724
Morgan Stanley Capital Services	—	—	—	—	—	—

Total	$(111,375)	$410,000	$298,625	$(20,087,498)	$173,315,939	$153,228,441

At October 31, 2013, if such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

c)  Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d)  Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e)  Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. No provision for federal income taxes has been made.

f)  Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

g)  Distributions to Shareholders –  Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

176	DIREXION ANNUAL REPORT

The tax character of distributions paid during the periods ended October 31, 2013 and October 31, 2012, were as follows:

	Year Ended October 31, 2013			Year Ended October 31, 2012
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	—	—	—	2,655,510	11,232,565	—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Brazil Bull 3X Shares[1]	—	—	9,868	—	—	—
Direxion Daily Brazil Bear 3X Shares[2]	—	—	—	—	—	—
Direxion Daily China Bull 3X Shares	—	—	—	—	—	—
Direxion Daily China Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	42,187	—	—	736,507	682,457	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	306,516	474,997	—	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily India Bull 3X Shares	—	—	18,620	—	—	—
Direxion Daily Japan Bull 3X Shares[3]	—	—	—	—	—	—
Direxion Daily Japan Bear 3X Shares[3]	—	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	74,779	706,678	2,845,142	—
Direxion Daily Russia Bull 3X Shares	—	—	—	49,002	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	—	—
Direxion Daily South Korea Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily South Korea Bear 3X Shares[2]	—	—	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—	3,413,450	—	—
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	296,491	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	75,364	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares[4]	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares[4]	—	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	19,000	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	600,893	—	—	148,613	141,208	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	11,026	—	—	1,679,210	3,216,260	8
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	168,471	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	142,361	—	7,656	245,889	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

[1]	Commenced operations on April 10, 2013.
[2]	Commenced operations on May 1, 2013.
[3]	Commenced operations on June 26, 2013.
[4]	Commenced operations on October 3, 2013.

DIREXION ANNUAL REPORT	177

At October 31, 2013, the components of accumulated earnings/loss of the Funds on a tax-basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bull 3X Shares	$103,493,228	$—	$—	$(61,498)	$103,431,730
Direxion Daily S&P 500® Bear 3X Shares	(140,381,700)	—	—	(703,183,649)	(843,565,349)
Direxion Daily Mid Cap Bull 3X Shares	17,321,236	2,032,507	—	—	19,353,743
Direxion Daily Mid Cap Bear 3X Shares	(6,905,076)	—	—	(57,350,357)	(64,255,433)
Direxion Daily Small Cap Bull 3X Shares	256,994,201	14,424,177	—	(18,769)	271,399,609
Direxion Daily Small Cap Bear 3X Shares	(664,012,592)	—	—	(1,773,266,466)	(2,437,279,058)
Direxion Daily Brazil Bull 3X Shares	245,896	—	—	(105,284)	140,612
Direxion Daily Brazil Bear 3X Shares	112,910	205,700	—	—	318,610
Direxion Daily China Bull 3X Shares	28,003,323	—	—	(14,767,996)	13,235,327
Direxion Daily China Bear 3X Shares	(7,543,876)	—	—	(11,198,691)	(18,742,567)
Direxion Daily Developed Markets Bull 3X Shares	11,001,726	—	—	—	11,001,726
Direxion Daily Developed Markets Bear 3X Shares	(4,478,240)	—	—	(34,171,392)	(38,649,632)
Direxion Daily Emerging Markets Bull 3X Shares	(63,562,077)	—	—	(39,847,246)	(103,409,323)
Direxion Daily Emerging Markets Bear 3X Shares	(58,349,897)	—	—	(225,027,019)	(283,376,916)
Direxion Daily India Bull 3X Shares	(7,998,463)	—	—	(3,732,420)	(11,730,883)
Direxion Daily Japan Bull 3X Shares	556,863	30,583	—	(13,003)	574,443
Direxion Daily Japan Bear 3X Shares	(384,344)	1,121	—	(347,899)	(731,122)
Direxion Daily Latin America Bull 3X Shares	(5,549,183)	—	—	(17,592,644)	(23,141,827)
Direxion Daily Russia Bull 3X Shares	2,575,734	—	—	(578,299)	1,997,435
Direxion Daily Russia Bear 3X Shares	(3,574,072)	—	—	(12,510,324)	(16,084,396)
Direxion Daily South Korea Bull 3X Shares	943,079	56,741	—	—	999,820
Direxion Daily South Korea Bear 3X Shares	(384,829)	—	—	(230,839)	(615,668)
Direxion Daily Basic Materials Bull 3X Shares	1,285,175	—	—	(773,974)	511,201
Direxion Daily Gold Miners Bull 3X Shares	(770,118,691)	—	—	(153,474,450)	(923,593,141)
Direxion Daily Gold Miners Bear 3X Shares	(10,650,262)	—	—	(10,151,327)	(20,801,589)
Direxion Daily Healthcare Bull 3X Shares	10,037,730	856,857	—	—	10,894,587
Direxion Daily Junior Gold Miners Index Bull 3X Shares	(1,087,959)	6,056	—	(96,577)	(1,178,480)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	664,785	6,295	—	(392,245)	278,835
Direxion Daily Natural Gas Related Bull 3X Shares	5,579,691	—	—	—	5,579,691
Direxion Daily Natural Gas Related Bear 3X Shares	(4,367,554)	—	—	(548,264)	(4,915,818)
Direxion Daily Retail Bull 3X Shares	7,891,249	—	—	—	7,891,249
Direxion Daily Semiconductor Bull 3X Shares	36,381,599	—	—	(420,152)	35,961,447
Direxion Daily Semiconductor Bear 3X Shares	(22,455,775)	—	—	(31,773,601)	(54,229,376)
Direxion Daily Energy Bull 3X Shares	106,125,523	—	—	(8,672)	106,116,851
Direxion Daily Energy Bear 3X Shares	(31,315,608)	—	—	(142,166,599)	(173,482,207)
Direxion Daily Financial Bull 3X Shares	293,250,990	—	—	(25,610)	293,225,380

178	DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily Financial Bear 3X Shares	$(566,843,044)	$—	$—	$(3,668,726,490)	$(4,235,569,534)
Direxion Daily Real Estate Bull 3X Shares	23,659,473	—	—	—	23,659,473
Direxion Daily Real Estate Bear 3X Shares	(6,229,921)	—	—	(156,277,738)	(162,507,659)
Direxion Daily Technology Bull 3X Shares	24,243,458	—	—	—	24,243,458
Direxion Daily Technology Bear 3X Shares	(11,060,105)	—	—	(99,827,735)	(110,887,840)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(21,331)	—	—	—	(21,331)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(5,278,577)	—	—	(45,439,971)	(50,718,548)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(6,525,450)	—	—	(509,099)	(7,034,549)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(61,011,016)	—	—	(417,310,602)	(478,321,618)

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P 500® Bull 3X Shares	$187,840,839	$—	$(25,988)	$(25,988)
Direxion Daily S&P 500® Bear 3X Shares	190,184,928	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	28,001,613	2,058	—	2,058
Direxion Daily Mid Cap Bear 3X Shares	8,732,894	—	—	—
Direxion Daily Small Cap Bull 3X Shares	460,787,616	—	(303,870)	(303,870)
Direxion Daily Small Cap Bear 3X Shares	532,868,690	—	—	—
Direxion Daily Brazil Bull 3X Shares	4,349,788	34,959	—	34,959
Direxion Daily Brazil Bear 3X Shares	1,580,502	—	—	—
Direxion Daily China Bull 3X Shares	53,227,643	1,740,352	(452,819)	1,287,533
Direxion Daily China Bear 3X Shares	9,287,413	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	33,108,161	277,174	—	277,174
Direxion Daily Developed Markets Bear 3X Shares	7,466,413	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	220,100,319	—	(106,069)	(106,069)
Direxion Daily Emerging Markets Bear 3X Shares	83,253,823	—	—	—
Direxion Daily India Bull 3X Shares	24,343,192	—	(182,167)	(182,167)
Direxion Daily Japan Bull 3X Shares	3,182,125	86,725	—	86,725
Direxion Daily Japan Bear 3X Shares	980,000	—	—	—
Direxion Daily Latin America Bull 3X Shares	19,416,962	—	(59,311)	(59,311)
Direxion Daily Russia Bull 3X Shares	14,261,915	—	(22,749)	(22,749)
Direxion Daily Russia Bear 3X Shares	6,691,055	—	—	—
Direxion Daily South Korea Bull 3X Shares	1,917,898	55,805	—	55,805
Direxion Daily South Korea Bear 3X Shares	1,050,036	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	1,561,339	10,534	—	10,534
Direxion Daily Gold Miners Bull 3X Shares	533,739,860	—	(16,752,436)	(16,752,436)
Direxion Daily Gold Miners Bear 3X Shares	112,147,064	—	—	—
Direxion Daily Healthcare Bull 3X Shares	26,022,449	—	(64,101)	(64,101)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	4,155,437	—	(65,451)	(65,451)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	2,639,329	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	12,843,883	68,584	(73,256)	(4,672)

DIREXION ANNUAL REPORT	179

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Natural Gas Related Bear 3X Shares	$7,172,295	$—	$—	$—
Direxion Daily Retail Bull 3X Shares	11,564,877	154,438	(95,791)	58,647
Direxion Daily Semiconductor Bull 3X Shares	29,950,333	521,265	(118,265)	403,000
Direxion Daily Semiconductor Bear 3X Shares	26,878,408	—	—	—
Direxion Daily Energy Bull 3X Shares	67,916,670	158,845	—	158,845
Direxion Daily Energy Bear 3X Shares	50,265,339	—	—	—
Direxion Daily Financial Bull 3X Shares	598,626,245	3,403,422	(4,049,372)	(645,950)
Direxion Daily Financial Bear 3X Shares	411,552,112	—	—	—
Direxion Daily Real Estate Bull 3X Shares	91,920,741	1,822	(170,417)	(168,595)
Direxion Daily Real Estate Bear 3X Shares	13,924,712	—	—	—
Direxion Daily Technology Bull 3X Shares	64,078,014	141,649	—	141,649
Direxion Daily Technology Bear 3X Shares	15,555,797	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	2,659,879	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	33,214,206	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	18,886,189	—	(429,338)	(429,338)
Direxion Daily 20+ Year Treasury Bear 3X Shares	361,514,596	—	—	—

The difference between the book cost of investments and the tax cost of investments are primarily attributable to tax deferral of losses on wash sales, mark to market of unrealized gains on passive foreign investment companies (“PFICs”) and basis adjustments on investments in real estate trusts (“REITs”).

Net investment income and realized gains and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sale of REITs and PFICs, and utilization of earning and profits distributed to shareholders on redemption of shares.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily S&P 500® Bull 3X Shares	$2,062,784	$(79,695,817)	$77,633,033
Direxion Daily S&P 500® Bear 3X Shares	1,689,669	—	(1,689,669)
Direxion Daily Mid Cap Bull 3X Shares	658,189	(20,099,601)	19,441,412
Direxion Daily Mid Cap Bear 3X Shares	152,920	—	(152,920)
Direxion Daily Small Cap Bull 3X Shares	5,259,510	(309,990,317)	304,730,807
Direxion Daily Small Cap Bear 3X Shares	7,705,881	(1)	(7,705,880)
Direxion Daily Brazil Bull 3X Shares	9,868	(265,818)	255,950
Direxion Daily Brazil Bear 3X Shares	21,409	(932,036)	910,627
Direxion Daily China Bull 3X Shares	260,450	(848,887)	588,437
Direxion Daily China Bear 3X Shares	122,411	—	(122,411)
Direxion Daily Developed Markets Bull 3X Shares	317,557	(1,533,263)	1,215,706
Direxion Daily Developed Markets Bear 3X Shares	141,766	—	(141,766)
Direxion Daily Emerging Markets Bull 3X Shares	2,384,073	(5,723,825)	3,339,752
Direxion Daily Emerging Markets Bear 3X Shares	1,243,057	—	(1,243,057)
Direxion Daily India Bull 3X Shares	174,840	1,599,078	(1,773,918)
Direxion Daily Japan Bull 3X Shares	16,720	(501,370)	484,650

180	DIREXION ANNUAL REPORT

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Japan Bear 3X Shares	$8,933	$—	$(8,933)
Direxion Daily Latin America Bull 3X Shares	136,478	1,210,858	(1,347,336)
Direxion Daily Russia Bull 3X Shares	189,619	294,502	(484,121)
Direxion Daily Russia Bear 3X Shares	77,178	—	(77,178)
Direxion Daily South Korea Bull 3X Shares	12,629	(117,387)	104,758
Direxion Daily South Korea Bear 3X Shares	8,576	—	(8,576)
Direxion Daily Basic Materials Bull 3X Shares	23,001	(63,528)	40,527
Direxion Daily Gold Miners Bull 3X Shares	2,089,932	33,533,441	(35,623,373)
Direxion Daily Gold Miners Bear 3X Shares	768,096	(56,840,976)	56,072,880
Direxion Daily Healthcare Bull 3X Shares	74,817	(9,619,122)	9,544,305
Direxion Daily Junior Gold Miners Index Bull 3X Shares	9,679	—	(9,679)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	9,679	—	(9,679)
Direxion Daily Natural Gas Related Bull 3X Shares	189,703	(1,866,524)	1,676,821
Direxion Daily Natural Gas Related Bear 3X Shares	39,550	—	(39,550)
Direxion Daily Retail Bull 3X Shares	84,762	(2,037,884)	1,953,122
Direxion Daily Semiconductor Bull 3X Shares	998,758	(6,788,776)	5,790,018
Direxion Daily Semiconductor Bear 3X Shares	253,407	—	(253,407)
Direxion Daily Energy Bull 3X Shares	3,457,300	(74,627,697)	71,170,397
Direxion Daily Energy Bear 3X Shares	825,833	—	(825,833)
Direxion Daily Financial Bull 3X Shares	17,392,039	(559,667,400)	542,275,361
Direxion Daily Financial Bear 3X Shares	7,414,516	—	(7,414,516)
Direxion Daily Real Estate Bull 3X Shares	802,589	(2,717,424)	1,914,835
Direxion Daily Real Estate Bear 3X Shares	210,029	—	(210,029)
Direxion Daily Technology Bull 3X Shares	1,051,300	(31,472,707)	30,421,407
Direxion Daily Technology Bear 3X Shares	330,772	—	(330,772)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	52,423	(231,086)	178,663
Direxion Daily 7-10 Year Treasury Bear 3X Shares	504,110	—	(504,110)
Direxion Daily 20+ Year Treasury Bull 3X Shares	7,656	1,252,672	(1,260,328)
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,854,231	—	(2,854,231)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connections with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2013.

Ordinary Late Year Loss Deferral
Direxion Daily S&P 500® Bull 3X Shares	$—
Direxion Daily S&P 500® Bear 3X Shares	1,574,979
Direxion Daily Mid Cap Bull 3X Shares	—
Direxion Daily Mid Cap Bear 3X Shares	89,419
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	6,529,738
Direxion Daily Brazil Bull 3X Shares	5,777
Direxion Daily Brazil Bear 3X Shares	—
Direxion Daily China Bull 3X Shares	397,985
Direxion Daily China Bear 3X Shares	68,954
Direxion Daily Developed Markets Bull 3X Shares	—

DIREXION ANNUAL REPORT	181

Ordinary Late Year Loss Deferral
Direxion Daily Developed Markets Bear 3X Shares	$82,405
Direxion Daily Emerging Markets Bull 3X Shares	1,191,402
Direxion Daily Emerging Markets Bear 3X Shares	849,875
Direxion Daily India Bull 3X Shares	183,831
Direxion Daily Japan Bull 3X Shares	—
Direxion Daily Japan Bear 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	93,836
Direxion Daily Russia Bull 3X Shares	179,486
Direxion Daily Russia Bear 3X Shares	103,641
Direxion Daily South Korea Bull 3X Shares	—
Direxion Daily South Korea Bear 3X Shares	2,900
Direxion Daily Basic Materials Bull 3X Shares	20,974
Direxion Daily Gold Miners Bull 3X Shares	3,747,463
Direxion Daily Gold Miners Bear 3X Shares	—
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—
Direxion Daily Natural Gas Related Bull 3X Shares	—
Direxion Daily Natural Gas Related Bear 3X Shares	52,589
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	309,673
Direxion Daily Energy Bull 3X Shares	—
Direxion Daily Energy Bear 3X Shares	622,393
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	4,499,010
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	118,132
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	175,675
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	431,151
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	3,329,847

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

182	DIREXION ANNUAL REPORT

At October 31, 2013, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	227,849,840	243,723,246	—	229,991,006	—
Direxion Daily Mid Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Mid Cap Bear 3X Shares	22,162,993	4,862,033	5,743,778	24,492,134	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	447,535,089	170,386,620	41,155,587	981,121,692	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	99,507	—
Direxion Daily Brazil Bear 3X Shares	—	—	—	—	—
Direxion Daily China Bull 3X Shares	—	—	—	—	14,370,011
Direxion Daily China Bear 3X Shares	—	2,295,087	—	8,834,650	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	6,226,800	3,814,712	2,982,535	21,064,940	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	38,655,844
Direxion Daily Emerging Markets Bear 3X Shares	73,271,322	33,557,979	24,388,554	92,959,289	—
Direxion Daily India Bull 3X Shares	1,150,428	—	—	—	2,398,160
Direxion Daily Japan Bull 3X Shares	—	—	—	—	—
Direxion Daily Japan Bear 3X Shares	—	—	—	347,899	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	17,498,807
Direxion Daily Russia Bull 3X Shares	398,813	—	—	—	—
Direxion Daily Russia Bear 3X Shares	649,297	—	—	11,353,456	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	—	—
Direxion Daily South Korea Bear 3X Shares	—	—	—	227,939	—
Direxion Daily Basic Materials Bull 3X Shares	710,002	—	—	—	42,998
Direxion Daily Gold Miners Bull 3X Shares	—	—	—	—	149,726,987
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	96,577	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	392,245	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	495,675	—	—	—	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	961,396	—	—	30,502,532	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	12,590,578	3,644,343	25,942,062	99,362,681	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	679,926,863	839,658,285	833,736,449	1,310,876,646	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	81,864,882	40,732,146	—	33,086,474	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	37,175,240	11,093,015	13,642,542	37,739,797	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,880,591	13,265,888	—	28,862,341	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	1,894	507,205
Direxion Daily 20+ Year Treasury Bear 3X Shares	101,871,069	93,882,293	—	218,227,393	—

DIREXION ANNUAL REPORT	183

Funds	October 31, 2019
Capital Loss Utilized during year ended October 31, 2013:
Direxion Daily S&P 500® Bull 3X Shares	$—
Direxion Daily S&P 500® Bear 3X Shares	—
Direxion Daily Mid Cap Bull 3X Shares	1,081,882
Direxion Daily Mid Cap Bear 3X Shares	—
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	—
Direxion Daily Brazil Bull 3X Shares	—
Direxion Daily Brazil Bear 3X Shares	—
Direxion Daily China Bull 3X Shares	121,579
Direxion Daily China Bear 3X Shares	—
Direxion Daily Developed Markets Bull 3X Shares	3,356,207
Direxion Daily Developed Markets Bear 3X Shares	—
Direxion Daily Emerging Markets Bull 3X Shares	27,867,804
Direxion Daily Emerging Markets Bear 3X Shares	—
Direxion Daily India Bull 3X Shares	3,050,027
Direxion Daily Japan Bull 3X Shares	—
Direxion Daily Japan Bear 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	—
Direxion Daily Russia Bull 3X Shares	2,286,927
Direxion Daily Russia Bear 3X Shares	—
Direxion Daily South Korea Bull 3X Shares	—
Direxion Daily South Korea Bear 3X Shares	—
Direxion Daily Basic Materials Bull 3X Shares	445,066
Direxion Daily Gold Miners Bull 3X Shares	—
Direxion Daily Gold Miners Bear 3X Shares	—
Direxion Daily Healthcare Bull 3X Shares	115,464
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—
Direxion Daily Natural Gas Related Bull 3X Shares	—
Direxion Daily Natural Gas Related Bear 3X Shares	629,091
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	22,167,608
Direxion Daily Semiconductor Bear 3X Shares	—
Direxion Daily Energy Bull 3X Shares	9,854,414
Direxion Daily Energy Bear 3X Shares	—
Direxion Daily Financial Bull 3X Shares	60,685,239
Direxion Daily Financial Bear 3X Shares	—
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	—
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years

184	DIREXION ANNUAL REPORT

that are open for examination by the relevant income taxing authority. As of October 31, 2013, open Federal and state income tax years include the tax years ended October 31, 2010 through October 31, 2013. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A creation unit consists of 50,000 Shares. Creation units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

Transaction Fees are imposed to cover the costs associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Transaction fees received by each Fund is displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets.

4.	INVESTMENT TRANSACTIONS

The table below displays each Fund’s investment transactions during the period ended October 31, 2013. Purchases represent the aggregate purchases of investments excluding cost of in-kind purchases, short-term investment purchases, and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P 500® Bull 3X Shares	$197,135,685	$47,805,384	$89,909,351	$266,620,220
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	78,652,971	3,679,062	21,475,619	99,675,957
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,708,491,831	—	327,144,308	2,076,317,402
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	992,682	787,864	2,918,750	1,519,599
Direxion Daily Brazil Bear 3X Shares	—	—	—	—
Direxion Daily China Bull 3X Shares	3,623,545	3,521,306	771,033	3,970,667
Direxion Daily China Bear 3X Shares	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	8,895,849	4,192,800	3,160,384	7,877,953
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—

DIREXION ANNUAL REPORT	185

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Emerging Markets Bull 3X Shares	$78,430,354	$18,239,611	$238,813,063	$305,572,489
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily India Bull 3X Shares	13,079,957	13,010,846	16,017,806	16,059,042
Direxion Daily Japan Bull 3X Shares	1,002,125	—	—	—
Direxion Daily Japan Bear 3X Shares	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	11,929,395	6,910,463	5,528,981	9,428,783
Direxion Daily Russia Bull 3X Shares	17,426,797	8,558,896	20,303,174	31,030,885
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	2,541,285	—	—	2,109,101
Direxion Daily South Korea Bear 3X Shares	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	2,140,380	637,003	1,656,048	3,639,858
Direxion Daily Gold Miners Bull 3X Shares	—	721,147,892	1,314,983,972	543,422,241
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	52,193,810	813,219	24,482,016	70,028,350
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1,005,451	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	27,007,249	13,343,678	30,512,893	49,320,589
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—
Direxion Daily Retail Bull 3X Shares	16,102,705	755,281	8,894,315	22,734,815
Direxion Daily Semiconductor Bull 3X Shares	64,896,123	2,101,429	53,634,799	148,779,889
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Energy Bull 3X Shares	206,238,412	42,846,640	149,837,808	365,980,663
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	697,198,203	4,390,587	816,743,014	1,697,053,831
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	51,527,340	39,143,823	80,225,431	137,749,831
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	49,345,548	34,785,124	19,728,276	64,996,214
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	13,600,229	62,886,434	61,527,221
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2013.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

The Advisor has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund’s daily net assets at least until September 1, 2015. The breakpoint schedule is detailed in the table below:

Net Asset Range			Advisory Fees
$ 0	—	$1,500,000,000	0.75%
$1,500,000,000	—	$2,000,000,000	0.70%
$2,000,000,000	—	$2,500,000,000	0.65%
$2,500,000,000	—	$3,000,000,000	0.60%

186	DIREXION ANNUAL REPORT

Net Asset Range			Advisory Fees
$3,000,000,000	—	$3,500,000,000	0.55%
$3,500,000,000	—	$4,000,000,000	0.50%
$4,000,000,000	—	$4,500,000,000	0.45%
greater than $4,500,000,000			0.40%

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses to the extent that they exceed 0.95%. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2014	October 31, 2015	October 31, 2016
Direxion Daily S&P 500® Bull 3X Shares	$177	$56,828	$196,813	$152,594	$56,828	$406,235
Direxion Daily S&P 500® Bear 3X Shares	—	664,329	184,289	137,393	664,329	986,001
Direxion Daily Mid Cap Bull 3X Shares	—	56,816	84,186	64,230	56,816	205,232
Direxion Daily Mid Cap Bear 3X Shares	—	44,203	53,462	53,700	44,203	151,365
Direxion Daily Small Cap Bull 3X Shares	—	369,333	458,971	407,177	369,333	1,235,481
Direxion Daily Small Cap Bear 3X Shares	—	951,002	471,868	432,919	951,002	1,855,789
Direxion Daily Brazil Bull 3X Shares	—	50,334	—	—	50,334	50,334
Direxion Daily Brazil Bear 3X Shares	—	48,816	—	—	48,816	48,816
Direxion Daily China Bull 3X Shares	—	60,150	58,680	67,598	60,150	186,428
Direxion Daily China Bear 3X Shares	—	39,558	44,124	46,928	39,558	130,610
Direxion Daily Developed Markets Bull 3X Shares	—	86,433	99,810	89,363	86,433	275,606
Direxion Daily Developed Markets Bear 3X Shares	—	101,521	113,243	90,368	101,521	305,132
Direxion Daily Emerging Markets Bull 3X Shares	—	183,637	136,994	53,891	183,637	374,522
Direxion Daily Emerging Markets Bear 3X Shares	—	136,539	109,876	76,731	136,539	323,146
Direxion Daily India Bull 3X Shares	—	44,693	46,548	50,500	44,693	141,741
Direxion Daily Japan Bull 3X Shares	—	43,630	—	—	43,630	43,630
Direxion Daily Japan Bear 3X Shares	—	44,220	—	—	44,220	44,220
Direxion Daily Latin America Bull 3X Shares	—	51,306	130,389	—	51,306	181,695
Direxion Daily Russia Bull 3X Shares	—	64,838	49,305	85,108	64,838	199,251
Direxion Daily Russia Bear 3X Shares	1,885	47,055	45,889	67,007	47,055	159,951
Direxion Daily South Korea Bull 3X Shares	—	50,060	—	—	50,060	50,060
Direxion Daily South Korea Bear 3X Shares	—	48,838	—	—	48,838	48,838
Direxion Daily Basic Materials Bull 3X Shares	—	66,113	41,511	57,071	66,113	164,695
Direxion Daily Gold Miners Bull 3X Shares	81,110	9,696	62,308	26,803	9,696	98,807
Direxion Daily Gold Miners Bear 3X Shares	3,449	25,459	65,583	39,741	25,459	130,783
Direxion Daily Healthcare Bull 3X Shares	—	38,307	41,323	54,637	38,307	134,267
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	29,110	—	—	29,110	29,110
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	29,144	—	—	29,144	29,144

DIREXION ANNUAL REPORT	187

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2014	October 31, 2015	October 31, 2016
Direxion Daily Natural Gas Related Bull 3X Shares	$—	$47,703	$50,908	$52,735	$47,703	$151,346
Direxion Daily Natural Gas Related Bear 3X Shares	—	38,852	49,235	48,130	38,852	136,217
Direxion Daily Retail Bull 3X Shares	—	58,308	69,732	68,917	58,308	196,957
Direxion Daily Semiconductor Bull 3X Shares	—	73,566	81,238	75,617	73,566	230,421
Direxion Daily Semiconductor Bear 3X Shares	—	49,951	56,523	52,970	49,951	159,444
Direxion Daily Energy Bull 3X Shares	249	36,602	62,054	70,146	36,602	168,802
Direxion Daily Energy Bear 3X Shares	—	390,075	79,437	—	390,075	469,512
Direxion Daily Financial Bull 3X Shares	46	202,808	13,036	21,107	202,808	236,951
Direxion Daily Financial Bear 3X Shares	—	946,987	182,983	76,986	946,987	1,206,956
Direxion Daily Real Estate Bull 3X Shares	—	100,033	47,965	77,997	100,033	225,995
Direxion Daily Real Estate Bear 3X Shares	—	87,338	88,452	91,712	87,338	267,502
Direxion Daily Technology Bull 3X Shares	—	41,206	63,119	60,396	41,206	164,721
Direxion Daily Technology Bear 3X Shares	—	48,820	51,556	62,025	48,820	162,401
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	59,046	62,151	50,043	59,046	171,240
Direxion Daily 7-10 Year Treasury Bear 3X Shares	486	20,458	14,758	25,290	20,458	60,506
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	44,808	44,789	39,097	44,808	128,694
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently being charged by any Fund, and there are currently no plans to impose these fees.

6.	FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

188	DIREXION ANNUAL REPORT

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2013:

	Direxion Daily S&P 500® Bull 3X Shares				Direxion Daily S&P 500® Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$7,499,102	$—	$—	$7,499,102	$—	$—	$—	$—
Short-Term Investments	180,315,749	—	—	180,315,749	190,184,928	—	—	190,184,928
Other Financial Instruments**	—	104,171,689	—	104,171,689	—	(72,859,364)	—	(72,859,364)

	Direxion Daily Mid Cap Bull 3X Shares				Direxion Daily Mid Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$94,981	$—	$—	$94,981	$—	$—	$—	$—
Short-Term Investments	27,908,690	—	—	27,908,690	8,732,894	—	—	8,732,894
Other Financial Instruments**	—	17,492,388	—	17,492,388	—	(1,766,665)	—	(1,766,665)

	Direxion Daily Small Cap Bull 3X Shares				Direxion Daily Small Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$20,428,085	$—	$—	$20,428,085	$—	$—	$—	$—
Short-Term Investments	440,055,661	—	—	440,055,661	532,868,690	—	—	532,868,690
Other Financial Instruments**	—	260,719,014	—	260,719,014	—	(106,175,101)	—	(106,175,101)

	Direxion Daily Brazil Bull 3X Shares				Direxion Daily Brazil Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$1,904,747	$—	$—	$1,904,747	$—	$—	$—	$—
Short-Term Investments	2,480,000	—	—	2,480,000	1,580,502	—	—	1,580,502
Other Financial Instruments**	—	1,725,639	—	1,725,639	—	425,595	—	425,595

	Direxion Daily China Bull 3X Shares				Direxion Daily China Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$8,949,055	$—	$—	$8,949,055	$—	$—	$—	$—
Short-Term Investments	45,566,121	—	—	45,566,121	9,287,413	—	—	9,287,413
Other Financial Instruments**	—	38,832,065	—	38,832,065	—	(2,823,197)	—	(2,823,197)

	Direxion Daily Developed Markets Bull 3X Shares				Direxion Daily Developed Markets Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$5,436,813	$—	$—	$5,436,813	$—	$—	$—	$—
Short-Term Investments	27,948,522	—	—	27,948,522	7,466,413	—	—	7,466,413
Other Financial Instruments**	—	11,251,228	—	11,251,228	—	(1,941,360)	—	(1,941,360)

	Direxion Daily Emerging Markets Bull 3X Shares				Direxion Daily Emerging Markets Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$42,543,052	$—	$—	$42,543,052	$—	$—	$—	$—
Short-Term Investments	177,451,198	—	—	177,451,198	83,253,823	—	—	83,253,823
Other Financial Instruments**	—	32,843,703	—	32,843,703	—	(12,546,839)	—	(12,546,839)

DIREXION ANNUAL REPORT	189

	Direxion Daily India Bull 3X Shares				Direxion Daily Japan Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$6,140,362	$—	$—	$6,140,362	$1,088,850	$—	$—	$1,088,850
Short-Term Investments	18,020,663	—	—	18,020,663	2,180,000	—	—	2,180,000
Other Financial Instruments**	—	9,323,349	—	9,323,349	—	551,585	—	551,585

	Direxion Daily Japan Bear 3X Shares				Direxion Daily Latin America Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$8,843,894	$—	$—	$8,843,894
Short-Term Investments	980,000	—	—	980,000	10,513,757	—	—	10,513,757
Other Financial Instruments**	—	(230,103)	—	(230,103)	—	2,571,297	—	2,571,297

	Direxion Daily Russia Bull 3X Shares				Direxion Daily Russia Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$1,534,750	$—	$—	$1,534,750	$—	$—	$—	$—
Short-Term Investments	12,704,416	—	—	12,704,416	6,691,055	—	—	6,691,055
Other Financial Instruments**	—	7,178,784	—	7,178,784	—	(927,481)	—	(927,481)

	Direxion Daily South Korea Bull 3X Shares				Direxion Daily South Korea Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$503,675	$—	$—	$503,675	$—	$—	$—	$—
Short-Term Investments	1,470,028	—	—	1,470,028	1,050,036	—	—	1,050,036
Other Financial Instruments**	—	1,062,848	—	1,062,848	—	(236,506)	—	(236,506)

	Direxion Daily Basic Materials Bull 3X Shares				Direxion Daily Gold Miners Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$196,965	$—	$—	$196,965	$97,670,317	$—	$—	$97,670,317
Short-Term Investments	1,374,908	—	—	1,374,908	419,317,107	—	—	419,317,107
Other Financial Instruments**	—	1,901,386	—	1,901,386	—	(33,602,853)	—	(33,602,853)

	Direxion Daily Gold Miners Bear 3X Shares				Direxion Daily Healthcare Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$9,304,074	$—	$—	$9,304,074
Short-Term Investments	112,147,064	—	—	112,147,064	16,654,274	—	—	16,654,274
Other Financial Instruments**	—	45,635,286	—	45,635,286	—	10,161,728	—	10,161,728

	Direxion Daily Junior Gold Miners Index Bull 3X Shares				Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$940,000	$—	$—	$940,000	$—	$—	$—	$—
Short-Term Investments	3,149,986	—	—	3,149,986	2,639,329	—	—	2,639,329
Other Financial Instruments**	—	(720,013)	—	(720,013)	—	703,526	—	703,526

	Direxion Daily Natural Gas Related Bull 3X Shares				Direxion Daily Natural Gas Related Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,570,345	$—	$—	$1,570,345	$—	$—	$—	$—
Short-Term Investments	11,268,866	—	—	11,268,866	7,172,295	—	—	7,172,295
Other Financial Instruments**	—	8,288,611	—	8,288,611	—	(2,203,117)	—	(2,203,117)

	Direxion Daily Retail Bull 3X Shares
	Level 1	Level 2	Level 3	Total
Common Stocks*	$3,823,108	$—	$—	$3,823,108
Short-Term Investments	7,800,416	—	—	7,800,416
Other Financial Instruments**	—	8,239,016	—	8,239,016

190	DIREXION ANNUAL REPORT

	Direxion Daily Semiconductor Bull 3X Shares				Direxion Daily Semiconductor Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$13,300,947	$—	$—	$13,300,947	$—	$—	$—	$—
Short-Term Investments	17,052,386	—	—	17,052,386	26,878,408	—	—	26,878,408
Other Financial Instruments**	—	38,393,962	—	38,393,962	—	(11,478,370)	—	(11,478,370)

	Direxion Daily Energy Bull 3X Shares				Direxion Daily Energy Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$7,494,592	$—	$—	$7,494,592	$—	$—	$—	$—
Short-Term Investments	60,580,923	—	—	60,580,923	50,265,339	—	—	50,265,339
Other Financial Instruments**	—	105,993,748	—	105,993,748	—	(12,483,707)	—	(12,483,707)

	Direxion Daily Financial Bull 3X Shares				Direxion Daily Financial Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$19,457,710	$—	$—	$19,457,710	$—	$—	$—	$—
Short-Term Investments	578,522,585	—	—	578,522,585	411,552,112	—	—	411,552,112
Other Financial Instruments**	—	490,109,055	—	490,109,055	—	(33,315,925)	—	(33,315,925)

	Direxion Daily Real Estate Bull 3X Shares				Direxion Daily Real Estate Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$1,371,271	$—	$—	$1,371,271	$—	$—	$—	$—
Short-Term Investments	90,380,875	—	—	90,380,875	13,924,712	—	—	13,924,712
Other Financial Instruments**	—	66,690,388	—	66,690,388	—	(1,288,759)	—	(1,288,759)

	Direxion Daily Technology Bull 3X Shares				Direxion Daily Technology Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$2,503,863	$—	$—	$2,503,863	$—	$—	$—	$—
Short-Term Investments	61,715,800	—	—	61,715,800	15,555,797	—	—	15,555,797
Other Financial Instruments**	—	25,193,968	—	25,193,968	—	(4,493,484)	—	(4,493,484)

	Direxion Daily 7-10 Year Treasury Bull 3X Shares				Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income*	$—	$—	$—	$—	$—	$—	$—	$—
Short-Term Investments	2,659,879	—	—	2,659,879	33,214,206	—	—	33,214,206
Other Financial Instruments**	—	(21,237)	—	(21,237)	—	(204,314)	—	(204,314)

	Direxion Daily 20+ Year Treasury Bull 3X Shares				Direxion Daily 20+ Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income*	$3,672,677	$—	$—	$3,672,677	$—	$—	$—	$—
Short-Term Investments	14,784,174	—	—	14,784,174	361,514,596	—	—	361,514,596
Other Financial Instruments**	—	1,166,391	—	1,166,391	—	47,408,945	—	47,408,945

*	For further detail on each asset class, see the Schedule of Investments.
**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

DIREXION ANNUAL REPORT	191

There were no transfers between Level 1 and Level 2 securities during the year ended October 31, 2012 and the period ended October 31, 2013. There were no Level 3 securities held by the Funds during the year ended October 31, 2012 and the period ended October 31, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

7.	VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2013, the Funds were invested in swap contracts. At October 31, 2013, the fair value of derivative instruments, by primary risk, was as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$104,538,041	$—	$104,538,041
Direxion Daily S&P 500® Bear 3X Shares	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	17,709,544	—	17,709,544
Direxion Daily Mid Cap Bear 3X Shares	—	—	—
Direxion Daily Small Cap Bull 3X Shares	263,783,001	—	263,783,001
Direxion Daily Small Cap Bear 3X Shares	1,252,578	—	1,252,578
Direxion Daily Brazil Bull 3X Shares	1,727,751	—	1,727,751
Direxion Daily Brazil Bear 3X Shares	425,595	—	425,595
Direxion Daily China Bull 3X Shares	40,126,520	—	40,126,520
Direxion Daily China Bear 3X Shares	75,735	—	75,735
Direxion Daily Developed Markets Bull 3X Shares	11,251,228	—	11,251,228
Direxion Daily Developed Markets Bear 3X Shares	8,632	—	8,632
Direxion Daily Emerging Markets Bull 3X Shares	32,890,123	—	32,890,123
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—
Direxion Daily India Bull 3X Shares	9,453,778	—	9,453,778
Direxion Daily Japan Bull 3X Shares	590,925	—	590,925
Direxion Daily Japan Bear 3X Shares	—	—	—
Direxion Daily Latin America Bull 3X Shares	2,571,297	—	2,571,297
Direxion Daily Russia Bull 3X Shares	7,300,281	—	7,300,281
Direxion Daily Russia Bear 3X Shares	44,432	—	44,432
Direxion Daily South Korea Bull 3X Shares	1,068,984	—	1,068,984
Direxion Daily South Korea Bear 3X Shares	4,431	—	4,431
Direxion Daily Basic Materials Bull 3X Shares	1,901,386	—	1,901,386
Direxion Daily Gold Miners Bull 3X Shares	5,831,842	—	5,831,842
Direxion Daily Gold Miners Bear 3X Shares	45,635,286	—	45,635,286
Direxion Daily Healthcare Bull 3X Shares	10,392,265	—	10,392,265
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	703,526	—	703,526
Direxion Daily Natural Gas Related Bull 3X Shares	8,567,425	—	8,567,425
Direxion Daily Natural Gas Related Bear 3X Shares	81,231	—	81,231
Direxion Daily Retail Bull 3X Shares	8,239,016	—	8,239,016
Direxion Daily Semiconductor Bull 3X Shares	38,393,962	—	38,393,962
Direxion Daily Semiconductor Bear 3X Shares	—	—	—

192	DIREXION ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Energy Bull 3X Shares	$106,077,155	$—	$106,077,155
Direxion Daily Energy Bear 3X Shares	14,924	—	14,924
Direxion Daily Financial Bull 3X Shares	497,173,316	—	497,173,316
Direxion Daily Financial Bear 3X Shares	399,889	—	399,889
Direxion Daily Real Estate Bull 3X Shares	66,703,057	—	66,703,057
Direxion Daily Real Estate Bear 3X Shares	146,124	—	146,124
Direxion Daily Technology Bull 3X Shares	25,221,045	—	25,221,045
Direxion Daily Technology Bear 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	1,919,784	1,919,784
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	1,277,766	1,277,766
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	67,496,443	67,496,443

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on swaps.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$366,352	$—	$366,352
Direxion Daily S&P 500® Bear 3X Shares	72,859,364	—	72,859,364
Direxion Daily Mid Cap Bull 3X Shares	217,156	—	217,156
Direxion Daily Mid Cap Bear 3X Shares	1,766,665	—	1,766,665
Direxion Daily Small Cap Bull 3X Shares	3,063,987	—	3,063,987
Direxion Daily Small Cap Bear 3X Shares	107,427,679	—	107,427,679
Direxion Daily Brazil Bull 3X Shares	2,112		2,112
Direxion Daily Brazil Bear 3X Shares
Direxion Daily China Bull 3X Shares	1,294,455	—	1,294,455
Direxion Daily China Bear 3X Shares	2,898,932	—	2,898,932
Direxion Daily Developed Markets Bull 3X Shares	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	1,949,992	—	1,949,992
Direxion Daily Emerging Markets Bull 3X Shares	46,420	—	46,420
Direxion Daily Emerging Markets Bear 3X Shares	12,546,839	—	12,546,839
Direxion Daily India Bull 3X Shares	130,429	—	130,429
Direxion Daily Japan Bull 3X Shares	39,340	—	39,340
Direxion Daily Japan Bear 3X Shares	230,103	—	230,103
Direxion Daily Latin America Bull 3X Shares	—	—	—
Direxion Daily Russia Bull 3X Shares	121,497	—	121,497
Direxion Daily Russia Bear 3X Shares	971,913	—	971,913
Direxion Daily South Korea Bull 3X Shares	6,136	—	6,136
Direxion Daily South Korea Bear 3X Shares	240,937	—	240,937
Direxion Daily Basic Materials Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	39,434,695	—	39,434,695
Direxion Daily Gold Miners Bear 3X Shares	—	—	—
Direxion Daily Healthcare Bull 3X Shares	230,537	—	230,537
Direxion Daily Junior Gold Miners Index Bull 3X Shares	720,013	—	720,013
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	278,814	—	278,814
Direxion Daily Natural Gas Related Bear 3X Shares	2,284,348	—	2,284,348
Direxion Daily Retail Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	11,478,370	—	11,478,370
Direxion Daily Energy Bull 3X Shares	83,407	—	83,407

DIREXION ANNUAL REPORT	193

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Energy Bear 3X Shares	$12,498,631	$—	$12,498,631
Direxion Daily Financial Bull 3X Shares	7,064,261	—	7,064,261
Direxion Daily Financial Bear 3X Shares	33,715,814	—	33,715,814
Direxion Daily Real Estate Bull 3X Shares	12,669	—	12,669
Direxion Daily Real Estate Bear 3X Shares	1,434,883	—	1,434,883
Direxion Daily Technology Bull 3X Shares	27,077	—	27,077
Direxion Daily Technology Bear 3X Shares	4,493,484	—	4,493,484
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	21,237	21,237
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,124,098	2,124,098
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	111,375	111,375
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	20,087,498	20,087,498

[2]	Statement of Assets and Liabilities location: Net unrealized depreciation on swaps.

Transactions in derivative instruments during the year ended October 31, 2013 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	$75,115,257	$—	$88,849,350	$—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(91,568,936)	—	(55,869,892)	—
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	22,739,520	—	12,940,216	—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(11,726,287)	—	527,895	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	380,654,928	—	189,231,271	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(691,383,179)	—	(106,723,330)	—
Direxion Daily Brazil Bull 3X Shares	Swap Contracts	(1,614,209)	—	1,725,639	—
Direxion Daily Brazil Bear 3X Shares	Swap Contracts	825,051	—	425,595	—
Direxion Daily China Bull 3X Shares	Swap Contracts	7,749,489	—	34,522,652	—
Direxion Daily China Bear 3X Shares	Swap Contracts	(5,627,810)	—	(3,425,446)	—
Direxion Daily Developed Markets Bull 3X Shares	Swap Contracts	9,412,726	—	9,326,126	—
Direxion Daily Developed Markets Bear 3X Shares	Swap Contracts	(7,554,747)	—	(1,673,539)	—
Direxion Daily Emerging Markets Bull 3X Shares	Swap Contracts	38,306,773	—	4,740,513	—
Direxion Daily Emerging Markets Bear 3X Shares	Swap Contracts	(22,457,240)	—	(9,652,948)	—
Direxion Daily India Bull 3X Shares	Swap Contracts	(7,169,417)	—	8,160,505	—
Direxion Daily Japan Bull 3X Shares	Swap Contracts	437,503	—	551,585	—
Direxion Daily Japan Bear 3X Shares	Swap Contracts	(502,140)	—	(230,103)	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	(4,557,256)	—	2,725,904	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	1,230,418	—	5,113,503	—
Direxion Daily Russia Bear 3X Shares	Swap Contracts	(9,611,464)	—	(3,552,214)	—
Direxion Daily South Korea Bull 3X Shares	Swap Contracts	(17,133)	—	1,062,848	—
Direxion Daily South Korea Bear 3X Shares	Swap Contracts	(376,262)	—	(236,506)	—

194	DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Basic Materials Bull 3X Shares	Swap Contracts	$559,295	$—	$1,120,092	$—
Direxion Daily Gold Miners Bull 3X Shares	Swap Contracts	(750,019,509)	—	(162,471,168)	—
Direxion Daily Gold Miners Bear 3X Shares	Swap Contracts	4,455,883	—	48,221,406	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	8,869,631	—	8,235,424	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	(399,072)	—	(720,013)	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	(430,986)	—	703,526	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	3,607,657	—	9,073,399	—
Direxion Daily Natural Gas Related Bear 3X Shares	Swap Contracts	539,631	—	(3,187,750)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	1,599,709	—	6,922,002	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	28,057,221	—	39,873,033	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(30,229,621)	—	(15,153,966)	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	80,584,485	—	42,602,007	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	(38,856,604)	—	(12,118,995)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	664,718,151	—	201,500,645	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(578,868,095)	—	57,575,871	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	(8,733,631)	—	29,477,215	—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(9,493,219)	—	945,363	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	31,176,604	—	21,702,372	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(5,840,389)	—	(7,460,896)	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	274,416	—	(673,777)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(12,606,253)	—	14,907,672
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(4,930,984)	—	(670,662)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	7,544,745	—	81,880,164

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the period ended October 31, 2013, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Daily S&P 500® Bull 3X Shares	$318,264,998	$—
Direxion Daily S&P 500® Bear 3X Shares	—	557,735,869

DIREXION ANNUAL REPORT	195

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$121,090,305	$—
Direxion Daily Mid Cap Bear 3X Shares	—	34,412,857
Direxion Daily Small Cap Bull 3X Shares	1,631,781,700	—
Direxion Daily Small Cap Bear 3X Shares	—	2,352,455,151
Direxion Daily Brazil Bull 3X Shares	7,983,222	—
Direxion Daily Brazil Bear 3X Shares	—	6,581,453
Direxion Daily China Bull 3X Shares	198,878,575	—
Direxion Daily China Bear 3X Shares	—	26,875,982
Direxion Daily Developed Markets Bull 3X Shares	87,658,103	—
Direxion Daily Developed Markets Bear 3X Shares	—	31,182,860
Direxion Daily Emerging Markets Bull 3X Shares	844,041,602	—
Direxion Daily Emerging Markets Bear 3X Shares	—	313,725,304
Direxion Daily India Bull 3X Shares	75,566,119	—
Direxion Daily Japan Bull 3X Shares	10,544,333	—
Direxion Daily Japan Bear 3X Shares	—	4,885,227
Direxion Daily Latin America Bull 3X Shares	65,711,880	—
Direxion Daily Russia Bull 3X Shares	58,172,720	—
Direxion Daily Russia Bear 3X Shares	—	65,021,444
Direxion Daily South Korea Bull 3X Shares	4,400,419	—
Direxion Daily South Korea Bear 3X Shares	—	3,390,298
Direxion Daily Basic Materials Bull 3X Shares	7,438,941	—
Direxion Daily Gold Miners Bull 3X Shares	1,354,811,761	—
Direxion Daily Gold Miners Bear 3X Shares	—	249,958,685
Direxion Daily Healthcare Bull 3X Shares	69,076,455	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	6,773,774	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	6,756,987
Direxion Daily Natural Gas Related Bull 3X Shares	62,850,430	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	19,833,228
Direxion Daily Retail Bull 3X Shares	28,644,370	—
Direxion Daily Semiconductor Bull 3X Shares	175,738,256	—
Direxion Daily Semiconductor Bear 3X Shares	—	107,999,322
Direxion Daily Energy Bull 3X Shares	463,352,104	—
Direxion Daily Energy Bear 3X Shares	—	235,333,084
Direxion Daily Financial Bull 3X Shares	2,782,525,781	—
Direxion Daily Financial Bear 3X Shares	—	1,682,431,340
Direxion Daily Real Estate Bull 3X Shares	285,218,649	—
Direxion Daily Real Estate Bear 3X Shares	—	45,773,054
Direxion Daily Technology Bull 3X Shares	336,507,369	—
Direxion Daily Technology Bear 3X Shares	—	75,589,830
Direxion Daily 7-10 Year Treasury Bull 3X Shares	14,743,484	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	156,405,459
Direxion Daily 20+ Year Treasury Bull 3X Shares	81,516,337	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,244,195,315

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% (or -300%) daily performance of their respective index.

196	DIREXION ANNUAL REPORT

8.	PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds’ prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds’ counterparties are generally required to post collateral to the Funds to the extent of the Funds’ daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Correlation Risk – A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Swap agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

9.	NEW ACCOUNTING PRONOUNCEMENT

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01, Disclosures about Offsetting Assets and Liabilities, which improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s

DIREXION ANNUAL REPORT	197

financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the Funds’ financial statements.

10.	ADDITIONAL INFORMATION

During the period ended October 31, 2013, shares of the Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily China Bear 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, and Direxion Daily S&P 500® Bear 3X Shares, were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split

Direxion Daily Mid Cap Bear 3X Shares	4/2/2013	1:3	$11.30	$33.90	1,074,967	358,322
Direxion Daily Financial Bear 3X Shares	4/2/2013	1:4	10.62	42.48	52,831,645	13,207,911
Direxion Daily Small Cap Bear 3X Shares	4/2/2013	1:4	9.58	38.32	92,205,985	23,051,496
Direxion Daily China Bear 3X Shares	4/2/2013	1:5	11.46	57.30	850,001	170,000
Direxion Daily Emerging Markets Bear 3X Shares	4/2/2013	1:5	10.10	50.50	10,389,718	2,077,944
Direxion Daily Technology Bear 3X Shares	4/2/2013	1:5	7.98	39.90	2,859,929	571,986
Direxion Daily Gold Miners Bull 3X Shares	4/2/2013	1:5	5.43	27.15	85,350,001	17,070,000
Direxion Daily Energy Bear 3X Shares	4/2/2013	1:6	5.47	32.82	14,929,937	2,488,323
Direxion Daily Semiconductor Bear 3X Shares	8/20/2013	1:4	16.02	64.08	2,799,949	699,987
Direxion Daily Real Estate Bear 3X Shares	8/20/2013	1:4	19.52	78.08	1,033,877	258,469
Direxion Daily Developed Markets Bear 3X Shares	8/20/2013	1:4	11.61	46.44	1,339,951	334,987
Direxion Daily India Bull 3X Shares	8/20/2013	1:4	9.17	36.68	2,400,001	600,000
Direxion Daily Natural Gas Related Bear 3X Shares	8/20/2013	1:4	10.72	42.88	850,001	212,500
Direxion Daily S&P 500® Bear 3X Shares	8/20/2013	1:5	9.93	49.65	22,379,745	4,475,949
Direxion Daily Gold Miners Bull 3X Shares	8/20/2013	1:10	8.74	87.40	78,709,543	7,870,954

During the year ended October 31, 2013, shares of the Direxion Direxion Daily Financial Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, and Direxion Daily Healthcare Bull 3X Shares, were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split

Direxion Daily Financial Bull 3X Shares	4/2/2013	3:1	$163.26	$54.42	6,758,324	20,274,972
Direxion Daily Retail Bull 3X Shares	4/2/2013	3:1	130.75	43.58	100,001	300,003

198	DIREXION ANNUAL REPORT

Funds	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direixon Daily Emerging Markets Bull 3X Shares	4/2/2013	3:1	$93.53	$31.18	3,159,644	9,478,932
Direxion Daily S&P 500® Bull 3X Shares	4/2/2013	3:1	115.42	38.47	1,950,417	5,851,251
Direxion Daily Real Estate Bull 3X Shares	4/2/2013	2:1	97.58	48.79	900,000	1,800,000
Direxion Daily Latin America Bull 3X Shares	4/2/2013	2:1	70.32	35.16	339,930	679,860
Direxion Daily 7-10 Year Treasury Bull 3X Shares	4/2/2013	2:1	86.64	43.32	100,000	200,000
Direxion Daily Small Cap Bull 3X Shares	4/2/2013	2:1	85.89	42.95	5,200,017	10,400,034
Direxion Daily Gold Miners Bear 3X Shares	8/20/2013	2:1	51.33	25.67	3,000,001	6,000,002
Direxion Daily Healthcare Bull 3X Shares	8/20/2013	2:1	99.57	49.79	400,001	800,002

11.	LITIGATION

The Trust, the Adviser, the Trustees, the Direxion Daily Financial Bear 3X Shares, the Direxion Daily Energy Bear 3X Shares, the Direxion Daily S&P 500® Bear 3X Shares (formerly the “Direxion Daily Large Cap Bear 3X Shares”) and the Direxion Daily Small Cap Bear 3X Shares (each a “Fund” and together the “Funds”) were named as defendants in several lawsuits filed in 2009. These lawsuits primarily alleged that the Trust’s registration statement for the Funds contained incomplete and/or misleading information because it allegedly failed to properly disclose that, while a Fund is designed to generate returns that approximate three times the inverse of the performance of its target benchmark on a daily basis, for longer time horizons a Fund’s performance differs substantially and unpredictably from three times the inverse of the performance of the target benchmark. On January 31, 2013, the defendants and the plaintiffs reached a proposed settlement and submitted a Stipulation and Agreement of Settlement to the United States District Court Southern District of New York (the “Court”) for its consideration. On May 10, 2013, the Court approved the Stipulation and Agreement of Settlement and the litigation was settled. The Trust’s insurance policies provided coverage for the entire amount paid to the plaintiffs to settle the litigation and reimbursed a portion of the litigation expenses associated with defending and disposing of the lawsuit.

Approximately $3.8 million of unreimbursed legal and expert fees were advanced by the Adviser. The Adviser paid the fees and expenses that were not covered by the stated limits of the Trust’s insurance policy. The Trustees and management have determined that a portion of these unreimbursed litigation fees should be allocated back to the Funds named in the lawsuits. The following amounts were allocated to each Fund and are included within litigation expenses in each Fund’s Statement of Operations:

Direxion Daily Financial Bear 3X Shares	$756,307
Direxion Daily S&P 500 Bear 3X Shares	600,220
Direxion Daily Small Cap Bear 3X Shares	469,389
Direxion Daily Energy Bear 3X Shares	300,604

The Adviser agreed to treat these litigation costs as being subject to the existing expense cap and bore these costs during the period. Under the terms of the expense cap agreement, the Adviser is permitted to recoup expenses that it has borne under the expense cap agreement (including the fees and expenses related to the litigation) over the three years following the waiver, but only if, and to the extent that, the overall total annualized expenses for a Fund fall below 0.95%, which is the contractual expense limitation for each of these respective Funds, and only to the extent that recoupment does not cause a Fund’s total expense ratio to exceed the contractual expense limitation amount. None of this reimbursement will be made if it causes the total expenses of a Fund to exceed 0.95%.

12.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

DIREXION ANNUAL REPORT	199

On December 1, 2013, the Funds declared capital gain dividend distributions with an ex-date of December 12, 2013 and a payable date of December 19, 2013. Additionally, on December 1, 2013, the Funds declared income dividends with an ex-date of December 17, 2013 and payable date of December 24, 2013. The income dividend and capital gain dividend distribution per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short Term Capital Gain Distribution	Per Share Long Term Capital Gain Distribution

Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	—	3.12678	—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	1.18718	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—
Direxion Daily Brazil Bull 3X Shares	—	—	—
Direxion Daily Brazil Bear 3X Shares	—	2.62731	—
Direxion Daily China Bull 3X Shares	—	—	—
Direxion Daily China Bear 3X Shares	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—
Direxion Daily India Bull 3X Shares	—	—	—
Direxion Daily Japan Bull 3X Shares	—	0.30583	—
Direxion Daily Japan Bear 3X Shares	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—
Direxion Daily Russia Bull 3X Shares	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—
Direxion Daily South Korea Bull 3X Shares	—	1.13480	—
Direxion Daily South Korea Bear 3X Shares	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bear 3X Shares	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	0.85686	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—
Direxion Daily Retail Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—

200	DIREXION ANNUAL REPORT

Effective December 12, 2013, the Direxion Daily China Bull 3X Shares and Direxion Daily China Bear 3X Shares (the “Funds”) changed their names to Direxion Daily FTSE China Bull 3X Shares and Direxion Daily FTSE China Bear 3X Shares, respectively. In addition, the Funds replaced their benchmark index from BNY China Select ADR Index to FTSE China 25 Index.

The Trust has evaluated subsequent events through the issuance of the Funds financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds’ financial statements.

DIREXION ANNUAL REPORT	201

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and

Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily China Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily South Korea Bull 3X Shares, Direxion Daily Brazil Bear 3X Shares, Direxion Daily China Bear 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily Japan Bear 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily South Korea Bear 3X Shares, Direxion Daily Basic Materials Bull 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (certain of the portfolios constituting the Direxion Shares ETF Trust (the Trust) and collectively referred to as the Funds), as of October 31, 2013, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as listed above of the Trust at October 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2013

202	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualified interest income rate (“QII”), and the qualified short-term gain rate (“QSTG”) is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily S&P 500® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily China Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bull 3X Shares	2.60%	2.60%	0.00%	0.00%
Direxion Daily Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily India Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Latin America Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Basic Materials Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	5.85%	5.85%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bull 3X Shares	24.55%	24.55%	0.00%	0.00%
Direxion Daily Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2013. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or

DIREXION ANNUAL REPORT	203

Direxion Shares ETF Trust

Supplemental Information

household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

204	DIREXION ANNUAL REPORT

Direxion Shares

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 45	Chairman of Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999-present.	125	None

Non-Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	144	None

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	144	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (14 Funds), MainStay VP Fund Series (28 Funds).

Officers
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 45	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	125	N/A

DIREXION ANNUAL REPORT	205

Direxion Shares

Trustees and Officers

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
	Chairman of Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008

Eric W. Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007-March 2013; Chief Financial Officer, USBFS, April 2006-March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 39	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly, Vice President, USBFS, 2006-2013; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May-Aug 2009; Summer Associate at Foley & Lardner, LLP May August 2008; Vice President USBFS November 2003-August 2007.	N/A	N/A

(1)	The address for all trustees and officers is 1301 Avenue of the Americas (6th Ave.), 35th Floor, New York, NY 10019.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds, which currently offers for sale to the public 18 portfolios, the Direxion Insurance Trust, which currently offers for sale 1 portfolio, and the Direxion Shares ETF Trust, which currently offers for sale to the public 52 of the 125 funds currently registered with the SEC.

(3)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(4)	Each officer of the Trust holds office until his or her successor is elected and qualified or until his or her earlier death, inability to serve, removal or resignation.

206	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board considered at its August 14, 2013 Board meeting in renewing the Advisory Agreement (“ETF Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Shares ETF Trust (the “ETF Trust”), on behalf of the series listed in the table below, each a series of the ETF Trust (each a “Fund” and collectively, the “Funds”).

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily Gold Miners Bull 3X Shares

Direxion Daily India Bull 3X Shares

Direxion Daily Russia Bull 3X Shares

Direxion Daily Basic Materials Bull 3X Shares

Direxion Daily Brazil Bull 3X Shares

Direxion Daily China Bull 3X Shares

Direxion Daily Developed Markets Bull 3X Shares

Direxion Daily Emerging Markets Bull 3X Shares

Direxion Daily Energy Bull 3X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Latin America Bull 3X Shares

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily Natural Gas Related Bull 3X Shares

Direxion Daily Real Estate Bull 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily S&P 500® Bull 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily South Korea Bull 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bear 3X Shares

Direxion Daily Gold Miners Bear 3X Shares

Direxion Daily Russia Bear 3X Shares

Direxion Daily Brazil Bear 3X Shares

Direxion Daily China Bear 3X Shares

Direxion Daily Developed Markets Bear 3X Shares

Direxion Daily Emerging Markets Bear 3X Shares

Direxion Daily Energy Bear 3X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Mid Cap Bear 3X Shares

Direxion Daily Natural Gas Related Bear 3X Shares

Direxion Daily Real Estate Bear 3X Shares

Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily South Korea Bear 3X Shares

Direxion Daily Technology Bear 3X Shares

Direxion Daily Junior Gold Miners Index Bear 3X Shares

The Funds use a leveraged strategy and are referred to as the “Leveraged Index Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the ETF Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2013, to consider these specific contract renewals. In considering whether to renew the ETF Agreements, the Board considered the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance information regarding each operational Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee rate schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

DIREXION ANNUAL REPORT	207

Nature, Extent and Quality of Services Provided.    The Board reviewed the nature, extent and quality of the services provided or to be provided under the ETF Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board noted that to maintain exposure consistent with the Funds’ investment objectives that utilize leverage, the Funds needed to be rebalanced each day, which is not typical for most traditional ETFs or index funds. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its contractual fee waivers and/or expense reimbursement obligations, if any. The Board also considered that Rafferty’s Chief Compliance Officer utilizes the services of an independent compliance consulting firm for support. The Board also considered that reports from the Chief Compliance Officer have been, and will continue to be, provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds.    The Board considered quarterly reports throughout the year related to the performance of the operational Funds. In addition, the Board evaluated the performance of the operational Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2013; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2013. The Board considered Rafferty’s explanation that the Leveraged Index Funds’ performance is more appropriately compared to the models, rather than to the market indices. The Board also considered Rafferty’s explanation that the Leveraged Index Funds are difficult to categorize with other Lipper and Morningstar peer group funds because the Leveraged Index Funds seek daily investment results that are leveraged, while the funds included in the Lipper and Morningstar peer groups generally do not seek leveraged investment results.

The Board noted Rafferty’s explanation that the performance of a Leveraged Index Fund and its model typically will differ materially from the performance of a Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy or the compounding impact of a Fund’s daily performance. In addition, the Board noted Rafferty’s representation that the underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors (as discussed below, collectively, the “Factors”), most notably that: (1) a Leveraged Index Fund’s performance will be adversely affected by fund expenses and cash flows into and out of a Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; and (2) there are tracking differences between the swap contracts or other investment companies held by certain of the Leveraged Index Funds and the securities included in their benchmark indices.

The Board considered that with respect to the Direxion Daily 7-10 Year Treasury Bull 3X Shares, the Fund performed equivalent to the model, and with respect to the Direxion Daily Gold Miners Bear 3X Shares, the Fund outperformed the model. The Board noted that the remaining operational Funds underperformed their models for the year-to-date period ended June 30, 2013. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the Factors.

Costs of Services Provided to the Funds and Profits Realized.    The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Funds are similar to or, in some cases, lower than the advisory fee rates for the comparable fund groups. The Board also considered that Rafferty agreed to limit the total expenses for the Funds through contractual fee waivers and/or expense reimbursements. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. The Board noted that Rafferty had indicated that it is difficult to provide comparisons of the profitability of other investment management firms because comparative information is not, in most cases, publicly available. The Board also considered Rafferty’s explanation that the profitability of investment management firms may be impacted by many factors, including the nature of a fund’s shareholder base, the types of funds managed, a firm’s business mix and the fact that the operating profits and net income of publicly-traded firms are generally reported net of distribution and marketing expenses. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the ETF Agreement were fair and reasonable.

208	DIREXION ANNUAL REPORT

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger, and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that Rafferty instituted breakpoints through an advisory fee contractual waiver for certain Funds. The Board further noted Rafferty’s representation that as each Fund achieves sufficient asset levels and reaches economies of scale these breakpoints will result in a lower advisory fee rate and benefit shareholders. In addition, the Board considered Rafferty’s representation that it was continuing to work on its sales and marketing efforts to raise additional assets in the Funds.

Other Benefits.    The Board considered whether any indirect or “fall-out” benefits that Rafferty, or its affiliates, may derive from their relationship with the Funds. Such benefits may include Rafferty’s ability to leverage its investment personnel or infrastructure to manage other accounts. The Board noted that Rafferty only has one non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, such benefits were fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the ETF Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the ETF Agreement.

New Fund Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board of Trustees (“Board”) of Direxion Shares ETF Trust (“ETF Trust”) considered at its February 7, 2013 Board meeting in approving the Advisory Agreement between Rafferty Asset Management, LLC (“Rafferty”) and the ETF Trust, on behalf of the Direxion Daily Japan Bull 3X Shares and the Direxion Daily Japan Bear 3X Shares, each a series of the ETF Trust. Each series of the ETF Trust listed above is referred to individually as a “Fund” and collectively as the “Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the Advisory Agreement, the Board considered the best interests of each Fund separately. The Board noted that the Funds had not yet commenced operations. Accordingly, the Board considered primarily the services to be provided by Rafferty, the management fee rates to be paid to Rafferty and the Funds’ estimated expenses.

Nature, Extent and Quality of Services Provided.    The Board considered the nature, extent and quality of the services to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust, Direxion Funds and Direxion Insurance Trust since their respective inceptions and has developed an expertise in managing these types of Funds. The Board also noted that Rafferty trades efficiently, which should help improve the Funds’ investment performance results. The Board considered Rafferty’s representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its contractual fee waivers and/or expense reimbursement obligations. The Board also considered that Rafferty’s recent appointment of a new Chief Compliance Officer and utilization of the services of an independent compliance consulting firm who will support Rafferty’s Chief Compliance Officer. They noted that reports from both the Chief Compliance Officer and the independent compliance firm are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty will oversee all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Because the Funds had not commenced operations, they did not have any prior performance history. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by Rafferty to the Funds under the Advisory Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized.    The Board considered the fees to be paid to Rafferty on an annual basis, including contractual fee waivers. In this regard, management advised the Board that the advisory fee rates for the Funds are similar to the advisory fee rates for comparable exchange-traded funds and the advisory fee rates charged to comparable series of the ETF Trust. The Board considered that Rafferty agreed to limit the total expenses for each Fund via contractual fee waivers and/or expense limitations. The Board also considered the fee rates that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Because the Funds had not commenced operations, Rafferty did not have any prior profit data related to the Funds.

DIREXION ANNUAL REPORT	209

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In light of the fact that the Funds had not yet commenced operations and did not have any assets, the Board did not at this time consider this a material factor.

Other Benefits.    The Board considered Rafferty’s representation that it believes that its relationship with the Funds would help to enable Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms can help to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, any benefits to Rafferty would be fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the Advisory Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the approval of the Advisory Agreement.

210	DIREXION ANNUAL REPORT

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

www.direxionshares.com

Investment Advisor

Rafferty Asset Management, LLC

1301 Avenue of Americas (6th Ave.),

35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon

101 Barclay Street

New York, New York 10286

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 01401

www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC’s website at www.SEC.Gov. Such reports maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Funds’ premium/discount information is available free of charge on the Funds’ website, www.direxionshares.com or by calling 1-866-476-7523.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

DIREXION ANNUAL REPORT	211

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PRIVACY NOTICE

At the Direxion Shares, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

—	Account applications or other forms on which you provide information,

—	Mail, e-mail, the telephone and our website, and

—	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

—	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

—	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ non-public personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (866) 476-7523.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$993,200	$869,500
Audit-Related Fees	—	—
Tax Fees	362,400	358,400
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	12/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	12/30/2013

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	12/30/2013

*	Print the name and title of each signing officer under his or her signature.